UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: February 28

Registrant is making a filing for 23 of its series:

Allspring Dynamic Target Today Fund, Allspring Dynamic Target 2015 Fund, Allspring Dynamic Target 2020 Fund, Allspring Dynamic Target 2025 Fund, Allspring Dynamic Target 2030 Fund, Allspring Dynamic Target 2035 Fund, Allspring Dynamic Target 2040 Fund, Allspring Dynamic Target 2045 Fund, Allspring Dynamic Target 2050 Fund, Allspring Dynamic Target 2055 Fund, Allspring Dynamic Target 2060 Fund, Allspring Target Today Fund, Allspring Target 2010 Fund, Allspring Target 2015 Fund, Allspring Target 2020 Fund, Allspring Target 2025 Fund, Allspring Target 2030 Fund, Allspring Target 2035 Fund, Allspring Target 2040 Fund, Allspring Target 2045 Fund, Allspring Target 2050 Fund, Allspring Target 2055 Fund and Allspring Target 2060 Fund.

Date of reporting period: February 28, 2022

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report
February 28, 2022
Target Date Retirement Funds
■	Allspring Target Today Fund
■	Allspring Target 2010 Fund
■	Allspring Target 2015 Fund
■	Allspring Target 2020 Fund
■	Allspring Target 2025 Fund
■	Allspring Target 2030 Fund
■	Allspring Target 2035 Fund
■	Allspring Target 2040 Fund
■	Allspring Target 2045 Fund
■	Allspring Target 2050 Fund
■	Allspring Target 2055 Fund
■	Allspring Target 2060 Fund

The views expressed and any forward-looking statements are as of February 28, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Target Date Retirement Funds  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Target Date Funds for the 12-month period that ended February 28, 2022. Global stocks yielded mixed results as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment, only to be dampened by persistent inflation, concerns about new highly contagious COVID-19 variants, and the Russian invasion of Ukraine. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were also mixed. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 16.39%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -0.40%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a -10.69% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.64%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.14%, the Bloomberg Municipal Bond Index6 lost -0.66%, and the ICE BofA U.S. High Yield Index7 returned 0.81%.
Efforts to contain COVID-19 drove market performance.
The passage of a massive domestic stimulus bill in March led to forecasts for increased U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. Most U.S. small companies rebounded to pre-pandemic operating levels. Value stocks continued to outperform growth stocks, a trend that started in late 2020. Meanwhile, most major developed global equity indexes climbed on rising optimism for global economic growth.
Equity markets continued to perform well in April, boosted by the continued reopening of the U.S. economy, as people started leaving their houses and jobless claims continued to fall. U.S. corporate bonds performed well while the U.S. dollar weakened. Meanwhile, the federal government continued to seek to invest in the recovery, outlining an infrastructure package of more than $2 trillion. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe had a meaningful increase in the pace of vaccinations. Unfortunately, many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, reinforcing the need to roll out vaccinations to less-developed nations.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Target Date Retirement Funds

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally, with equity market returns rising slightly. Concerns regarding longer-lasting elevated inflation were supported by higher input costs for businesses. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which held to its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in emerging market equities was supported by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive in May, driven by inflation uncertainty and a softer U.S. dollar.
In June, the S&P 500 Index reached an all-time high. In late June, Congress reached a deal on a $1 trillion U.S. infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields falling for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.
Inflation continued to climb in July, fueled by the continued supply bottleneck and high demand. For the month, U.S. equity gains led those of international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and bringing into question the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions and worries over rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot. U.S. earnings releases were generally strong and consumer confidence was high. The Fed reaffirmed its plans to stop its quantitative easing by mid-2022. Notably, it still considered elevated inflation figures to be transitory despite rising concerns. Similar to the U.S., the eurozone and many Asian countries saw positive earnings while facing inflation pressures caused by supply bottlenecks and energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“ Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

Target Date Retirement Funds  |  3

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major asset classes, domestic and international, declined, with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain could make that less likely to occur. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remained stable with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds produced monthly positive returns while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
In January, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March was likely. Meanwhile, Russia, one of the world’s largest oil and gas producers, threatened a potential invasion of Ukraine. Such an invasion could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down for the month, along with global bonds overall. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to uncertainty regarding likely central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and robust growth accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Target Date Retirement Funds

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Target Date Retirement Funds  |  5

Allspring Target Date Funds

Investment objective
Each Fund seeks total return over time, consistent with its strategic target asset allocation.
Manager
Allspring Funds Management, LLC
Subadviser
Allspring Global Investments, LLC
Portfolio managers
Kandarp R. Acharya, CFA®‡, FRM
Petros N. Bocray, CFA®‡, FRM
Travis Keshemberg, CFA®‡† CIPM, FRM
The target date represents the year in which investors may likely begin withdrawing assets. The Funds gradually seek to reduce market risk as the target date approaches and after it arrives by decreasing equity exposure and increasing fixed income exposure. The principal value is not guaranteed at any time, including at the target date.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by each Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on each Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Funds are exposed to foreign investment risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Funds’ prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
†	Mr. Keshemberg became a portfolio manager of the Funds on March 24, 2022.

6  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target Today Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STWRX)	3-1-1994	-4.68	3.16	2.40	1.10	4.38	3.00	0.96	0.60
Class C (WFODX)	12-1-1998	-0.71	3.58	2.22	0.29	3.58	2.22	1.71	1.35
Class R (WFRRX)[3]	6-28-2013	–	–	–	0.91	4.25	2.83	1.21	0.85
Class R4 (WOTRX)[4]	11-30-2012	–	–	–	1.37	4.59	3.30	0.68	0.29
Class R6 (WOTDX)	6-30-2004	–	–	–	1.54	4.83	3.48	0.53	0.14
Administrator Class (WFLOX)	11-8-1999	–	–	–	1.16	4.49	3.12	0.88	0.49
S&P Target Date Retirement Income Index[5]	–	–	–	–	1.46	5.30	4.82	–	–
Target Today Blended Index[6]	–	–	–	–	1.28	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.10% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[5]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[6]	Source: Allspring Funds Management, LLC. The Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  7

Performance highlights (unaudited)
Allspring Target Today Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date Retirement Income Index and Target Today Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Ten largest holdings (%) as of February 28, 2022[1]
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	34.39
Allspring Investment Grade Corporate Bond Portfolio	17.75
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	11.97
Allspring Strategic Retirement Bond Portfolio	11.82
Allspring Factor Enhanced International Equity Portfolio	6.01
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio	5.04
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	3.03
Allspring High Yield Corporate Bond Portfolio	2.91
Allspring Emerging Markets Bond Portfolio	2.81
Allspring U.S. REIT Portfolio	2.52
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

8  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target Today Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	1.05	6.57	0.97
Class C	1.05	6.60	0.97
Class R	1.04	6.53	0.97
Class R4	1.04	6.56	0.96
Class R6	1.05	6.62	0.97
Administrator Class	1.04	6.57	0.96

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date Retirement Income Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  9

Performance highlights (unaudited)
Allspring Target 2010 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STNRX)	3-1-1994	-4.70	3.30	2.70	1.16	4.53	3.31	1.00	0.60
Class C (WFOCX)	12-1-1998	-0.70	3.72	2.53	0.30	3.72	2.53	1.75	1.35
Class R (WFARX)[3]	6-28-2013	–	–	–	0.84 ♠	4.46	3.16	1.25	0.85
Class R4 (WFORX)[4]	11-30-2012	–	–	–	1.44	4.84	3.66	0.72	0.29
Class R6 (WFOAX)	6-30-2004	–	–	–	1.60	5.00	3.80	0.57	0.14
Administrator Class (WFLGX)	11-8-1999	–	–	–	1.24	4.63	3.44	0.92	0.49
S&P Target Date 2010 Index[5]	–	–	–	–	2.30	6.00	5.63	–	–
Target 2010 Blended Index[6]	–	–	–	–	1.28	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.10% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[5]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[6]	Source: Allspring Funds Management, LLC. The Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix for additional information. You cannot invest directly in an index.

10  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2010 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2010 Index and Target 2010 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Ten largest holdings (%) as of February 28, 2022[1]
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	34.61
Allspring Investment Grade Corporate Bond Portfolio	17.90
Allspring Strategic Retirement Bond Portfolio	11.74
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	11.73
Allspring Factor Enhanced International Equity Portfolio	5.94
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio	4.98
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	2.96
Allspring High Yield Corporate Bond Portfolio	2.94
Allspring Emerging Markets Bond Portfolio	2.82
Allspring U.S. REIT Portfolio	2.48
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  11

Performance highlights (unaudited)
Allspring Target 2010 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.93	6.62	0.96
Class C	0.93	6.67	0.96
Class R	0.94	6.68	0.96
Class R4	0.93	6.66	0.96
Class R6	0.93	6.65	0.96
Administrator Class	0.93	6.66	0.96

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2010 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

12  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2015 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFACX)[3]	11-30-2012	-4.19	3.75	3.38	1.68 ♠	4.99	4.00	0.97	0.60
Class R (WFBRX)[4]	6-28-2013	–	–	–	1.41	4.96	3.84	1.22	0.85
Class R4 (WFSRX)[5]	11-30-2012	–	–	–	2.03	5.31	4.33	0.69	0.29
Class R6 (WFSCX)	6-29-2007	–	–	–	1.98	5.45	4.45	0.54	0.14
Administrator Class (WFFFX)	6-29-2007	–	–	–	1.70	5.09	4.10	0.89	0.49
S&P Target Date 2015 Index[6]	–	–	–	–	3.01	6.54	6.36	–	–
Target 2015 Blended Index[7]	–	–	–	–	1.73	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.10% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.
[4]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[5]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[6]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[7]	Source: Allspring Funds Management, LLC. The Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  13

Performance highlights (unaudited)
Allspring Target 2015 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2015 Index and Target 2015 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Ten largest holdings (%) as of February 28, 2022[1]
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	32.52
Allspring Investment Grade Corporate Bond Portfolio	16.79
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	14.26
Allspring Strategic Retirement Bond Portfolio	11.14
Allspring Factor Enhanced International Equity Portfolio	7.23
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio	4.24
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	3.60
Allspring U.S. REIT Portfolio	2.85
Allspring High Yield Corporate Bond Portfolio	2.76
Allspring Emerging Markets Bond Portfolio	2.64
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

14  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2015 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.91	7.34	0.96
Class R	0.91	7.35	0.97
Class R4	0.92	7.38	0.96
Class R6	0.91	7.35	0.96
Administrator Class	0.91	7.33	0.97

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2015 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  15

Performance highlights (unaudited)
Allspring Target 2020 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STTRX)	3-1-1994	-3.74	4.33	4.16	2.13	5.58	4.78	0.73	0.60
Class C (WFLAX)	12-1-1998	0.37	4.77	4.00	1.37	4.77	4.00	1.48	1.35
Class R (WFURX)[3]	6-28-2013	–	–	–	1.94	5.40	4.59	0.98	0.85
Class R4 (WFLRX)[4]	11-30-2012	–	–	–	2.50	5.90	5.14	0.45	0.29
Class R6 (WFOBX)	6-30-2004	–	–	–	2.58	6.06	5.28	0.30	0.14
Administrator Class (WFLPX)	11-8-1999	–	–	–	2.32 ♠	5.70	4.91	0.65	0.49
S&P Target Date 2020 Index[5]	–	–	–	–	3.20	6.90	6.92	–	–
Target 2020 Blended Index[6]	–	–	–	–	2.18	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.10% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[5]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[6]	Source: Allspring Funds Management, LLC. The Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix for additional information. You cannot invest directly in an index.

16  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2020 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2020 Index and Target 2020 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Ten largest holdings (%) as of February 28, 2022[1]
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	30.08
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	17.17
Allspring Investment Grade Corporate Bond Portfolio	15.54
Allspring Strategic Retirement Bond Portfolio	10.23
Allspring Factor Enhanced International Equity Portfolio	8.62
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	4.33
Allspring U.S. REIT Portfolio	3.27
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio	3.23
Allspring High Yield Corporate Bond Portfolio	2.55
Allspring Factor Enhanced Emerging Markets Equity Portfolio	2.53
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  17

Performance highlights (unaudited)
Allspring Target 2020 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.92	8.13	0.97
Class C	0.92	8.17	0.98
Class R	0.92	8.17	0.97
Class R4	0.93	8.22	0.97
Class R6	0.93	8.19	0.97
Administrator Class	0.93	8.19	0.98

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2020 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

18  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2025 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFAYX)[3]	11-30-2012	-3.06	5.10	5.14	2.87	6.35	5.77	0.77	0.60
Class R (WFHRX)[4]	6-28-2013	–	–	–	2.49	6.04	5.48	1.02	0.85
Class R4 (WFGRX)[5]	11-30-2012	–	–	–	3.13	6.67	6.12	0.49	0.29
Class R6 (WFTYX)	6-29-2007	–	–	–	3.26	6.81	6.24	0.34	0.14
Administrator Class (WFTRX)	6-29-2007	–	–	–	2.87	6.43	5.87	0.69	0.49
S&P Target Date 2025 Index[6]	–	–	–	–	4.11	7.79	7.68	–	–
Target 2025 Blended Index[7]	–	–	–	–	2.65	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.11% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.
[4]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[5]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[6]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[7]	Source: Allspring Funds Management, LLC. The Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  19

Performance highlights (unaudited)
Allspring Target 2025 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2025 Index and Target 2025 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Ten largest holdings (%) as of February 28, 2022[1]
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	27.31
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	22.37
Allspring Investment Grade Corporate Bond Portfolio	14.17
Allspring Factor Enhanced International Equity Portfolio	11.70
Allspring Strategic Retirement Bond Portfolio	6.03
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	5.66
Allspring Factor Enhanced Emerging Markets Equity Portfolio	3.44
Allspring U.S. REIT Portfolio	2.67
Allspring High Yield Corporate Bond Portfolio	2.30
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio	2.21
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

20  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2025 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.93	9.63	0.98
Class R	0.94	9.74	0.98
Class R4	0.93	9.63	0.98
Class R6	0.94	9.78	0.98
Administrator Class	0.94	9.74	0.98

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2025 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  21

Performance highlights (unaudited)
Allspring Target 2030 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STHRX)	3-1-1994	-2.43	5.81	6.06	3.54	7.07	6.69	0.72	0.60
Class C (WFDMX)	12-1-1998	1.66	6.25	5.88	2.66	6.25	5.88	1.47	1.35
Class R (WFJRX)[3]	6-28-2013	–	–	–	3.30	6.91	6.51	0.97	0.85
Class R4 (WTHRX)[4]	11-30-2012	–	–	–	3.79	7.38	7.05	0.44	0.29
Class R6 (WFOOX)	6-30-2004	–	–	–	3.94	7.54	7.19	0.29	0.14
Administrator Class (WFLIX)	11-8-1999	–	–	–	3.59	7.17	6.82	0.64	0.49
S&P Target Date 2030 Index[5]	–	–	–	–	4.99	8.59	8.38	–	–
Target 2030 Blended Index[6]	–	–	–	–	3.02	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.11% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[5]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[6]	Source: Allspring Funds Management, LLC. The Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix for additional information. You cannot invest directly in an index.

22  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2030 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2030 Index and Target 2030 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Ten largest holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	28.25
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	23.63
Allspring Factor Enhanced International Equity Portfolio	15.50
Allspring Investment Grade Corporate Bond Portfolio	12.31
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	7.11
Allspring Factor Enhanced Emerging Markets Equity Portfolio	4.57
Allspring Strategic Retirement Bond Portfolio	2.07
Allspring High Yield Corporate Bond Portfolio	1.98
Allspring Emerging Markets Bond Portfolio	1.94
Allspring U.S. REIT Portfolio	1.29
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  23

Performance highlights (unaudited)
Allspring Target 2030 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.93	11.16	0.99
Class C	0.93	11.16	0.99
Class R	0.93	11.23	0.99
Class R4	0.93	11.19	0.99
Class R6	0.93	11.20	0.99
Administrator Class	0.93	11.20	0.99

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2030 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

24  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2035 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFQBX)[3]	11-30-2012	-1.77	6.49	6.90	4.23	7.76	7.53	0.78	0.60
Class R (WFKRX)[4]	6-28-2013	–	–	–	3.97	7.48	7.25	1.03	0.85
Class R4 (WTTRX)[5]	11-30-2012	–	–	–	4.48	8.09	7.87	0.50	0.29
Class R6 (WFQRX)	6-29-2007	–	–	–	4.64	8.24	8.01	0.35	0.14
Administrator Class (WFQWX)	6-29-2007	–	–	–	4.35	7.88	7.63	0.70	0.49
S&P Target Date 2035 Index[6]	–	–	–	–	5.99	9.43	9.05	–	–
Target 2035 Blended Index[7]	–	–	–	–	3.56	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.12% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.
[4]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[5]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[6]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[7]	Source: Allspring Funds Management, LLC. The Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  25

Performance highlights (unaudited)
Allspring Target 2035 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2035 Index and Target 2035 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Ten largest holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	34.21
Allspring Factor Enhanced International Equity Portfolio	19.56
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	18.73
Allspring Investment Grade Corporate Bond Portfolio	9.70
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	8.70
Allspring Factor Enhanced Emerging Markets Equity Portfolio	5.73
Allspring High Yield Corporate Bond Portfolio	1.57
Allspring Emerging Markets Bond Portfolio	1.52
Allspring Strategic Retirement Bond Portfolio	0.28
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio	0.20
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

26  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2035 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.93	12.70	0.99
Class R	0.93	12.75	0.99
Class R4	0.93	12.70	0.99
Class R6	0.93	12.70	0.99
Administrator Class	0.93	12.72	0.99

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2035 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  27

Performance highlights (unaudited)
Allspring Target 2040 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STFRX)	3-1-1994	-0.75	7.00	7.50	5.29	8.28	8.14	0.74	0.60
Class C (WFOFX)	7-1-1998	3.40	7.46	7.32	4.40	7.46	7.32	1.49	1.35
Class R (WFMRX)[3]	6-28-2013	–	–	–	4.93	8.12	7.94	0.99	0.85
Class R4 (WTFRX)[4]	11-30-2012	–	–	–	5.53	8.61	8.50	0.46	0.29
Class R6 (WFOSX)	6-30-2004	–	–	–	5.69	8.77	8.64	0.31	0.14
Administrator Class (WFLWX)	11-8-1999	–	–	–	5.36	8.40	8.27	0.66	0.49
S&P Target Date 2040 Index[5]	–	–	–	–	6.72	10.03	9.53	–	–
Target 2040 Blended Index[6]	–	–	–	–	4.38	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[5]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[6]	Source: Allspring Funds Management, LLC. The Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix for additional information. You cannot invest directly in an index.

28  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2040 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2040 Index and Target 2040 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	38.66
Allspring Factor Enhanced International Equity Portfolio	22.93
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	12.99
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	9.73
Allspring Factor Enhanced Emerging Markets Equity Portfolio	6.77
Allspring Investment Grade Corporate Bond Portfolio	6.75
Allspring High Yield Corporate Bond Portfolio	1.09
Allspring Emerging Markets Bond Portfolio	1.07
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  29

Performance highlights (unaudited)
Allspring Target 2040 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.95	14.05	0.99
Class C	0.95	14.05	0.99
Class R	0.95	14.08	0.99
Class R4	0.95	14.04	0.99
Class R6	0.95	14.02	0.99
Administrator Class	0.95	14.05	0.99

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2040 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

30  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2045 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFQVX)[3]	11-30-2012	-0.30	7.34	7.90	5.81	8.63	8.54	0.89	0.60
Class R (WFNRX)[4]	6-28-2013	–	–	–	5.42	8.47	8.31	1.14	0.85
Class R4 (WFFRX)[5]	11-30-2012	–	–	–	6.18	8.96	8.90	0.61	0.29
Class R6 (WFQPX)	6-29-2007	–	–	–	6.26	9.12	9.02	0.46	0.14
Administrator Class (WFQYX)	6-29-2007	–	–	–	5.95	8.73	8.63	0.81	0.49
S&P Target Date 2045 Index[6]	–	–	–	–	7.18	10.35	9.85	–	–
Target 2045 Blended Index[7]	–	–	–	–	4.78	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.
[4]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[5]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[6]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[7]	Source: Allspring Funds Management, LLC. The Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  31

Performance highlights (unaudited)
Allspring Target 2045 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2045 Index and Target 2045 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	41.25
Allspring Factor Enhanced International Equity Portfolio	25.03
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	10.41
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	9.49
Allspring Factor Enhanced Emerging Markets Equity Portfolio	7.35
Allspring Investment Grade Corporate Bond Portfolio	4.95
Allspring High Yield Corporate Bond Portfolio	0.80
Allspring Emerging Markets Bond Portfolio	0.77
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

32  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2045 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.96	14.81	0.99
Class R	0.96	14.91	0.99
Class R4	0.96	14.84	0.99
Class R6	0.96	14.85	0.99
Administrator Class	0.95	14.78	0.99

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2045 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  33

Performance highlights (unaudited)
Allspring Target 2050 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFQAX)[3]	11-30-2012	0.08	7.51	8.04	6.19	8.80	8.68	0.79	0.60
Class C (WFQCX)[4]	11-30-2012	4.55	8.01	7.88	5.55	8.01	7.88	1.54	1.35
Class R (WFWRX)[5]	6-28-2013	–	–	–	5.90	8.70	8.50	1.04	0.85
Class R4 (WQFRX)[6]	11-30-2012	–	–	–	6.56	9.15	9.04	0.51	0.29
Class R6 (WFQFX)	6-29-2007	–	–	–	6.71	9.29	9.17	0.36	0.14
Administrator Class (WFQDX)	6-29-2007	–	–	–	6.40	8.93	8.80	0.71	0.49
S&P Target Date 2045 Index[7]	–	–	–	–	7.18	10.35	9.85	–	–
S&P Target Date 2050 Index♦,7	–	–	–	–	7.38	10.55	–	–	–
Target 2050 Blended Index[8]	–	–	–	–	5.19	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
♦	The inception date of the index is June 1, 2012.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.
[4]	Historical performance shown for the Class C shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class C shares.
[5]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[6]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[7]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[8]	Source: Allspring Funds Management, LLC. The Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix for additional information. You cannot invest directly in an index.

34  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2050 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2050 Index and the Target 2050 Blended Index. The performance shown for the S&P Target Date 2050 Index represents the returns of the S&P Target Date 2045 Index from 2/29/2012 to 5/31/2012 and the S&P Target Date 2050 Index from 6/1/2012 (index inception date) through 2/28/2022. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	42.89
Allspring Factor Enhanced International Equity Portfolio	26.98
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	10.78
Allspring Factor Enhanced Emerging Markets Equity Portfolio	8.04
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	6.58
Allspring Investment Grade Corporate Bond Portfolio	3.43
Allspring High Yield Corporate Bond Portfolio	0.55
Allspring Emerging Markets Bond Portfolio	0.54
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  35

Performance highlights (unaudited)
Allspring Target 2050 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.98	15.46	0.99
Class C	0.98	15.43	0.99
Class R	0.99	15.57	0.99
Class R4	0.98	15.42	0.99
Class R6	0.98	15.45	0.99
Administrator Class	0.97	15.38	0.99

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2050 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

36  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2055 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFQZX)[3]	11-30-2012	0.20	7.55	8.05	6.29	8.83	8.68	1.30	0.60
Class R (WFYRX)[4]	6-28-2013	–	–	–	6.04	8.71	8.48	1.55	0.85
Class R4 (WFVRX)[5]	11-30-2012	–	–	–	6.64	9.18	9.04	1.02	0.29
Class R6 (WFQUX)	6-30-2011	–	–	–	6.81	9.35	9.18	0.87	0.14
Administrator Class (WFLHX)	6-30-2011	–	–	–	6.36	8.94	8.79	1.22	0.49
S&P Target Date 2055 Index[6]	–	–	–	–	7.50	10.63	10.26	–	–
Target 2055 Blended Index[7]	–	–	–	–	5.18	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class A shares.
[4]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class R shares.
[5]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Class R6 shares and has been adjusted to reflect the higher expenses applicable to the Class R4 shares.
[6]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[7]	Source: Allspring Funds Management, LLC. The Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  37

Performance highlights (unaudited)
Allspring Target 2055 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2055 Index and Target 2055 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	43.54
Allspring Factor Enhanced International Equity Portfolio	27.08
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	11.17
Allspring Factor Enhanced Emerging Markets Equity Portfolio	8.04
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	6.05
Allspring Investment Grade Corporate Bond Portfolio	3.15
Allspring High Yield Corporate Bond Portfolio	0.51
Allspring Emerging Markets Bond Portfolio	0.49
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

38  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2055 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.97	15.51	0.99
Class R	0.98	15.62	0.99
Class R4	0.97	15.55	0.99
Class R6	0.97	15.50	0.99
Administrator Class	0.97	15.51	0.99

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2055 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  39

Performance highlights (unaudited)
Allspring Target 2060 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WFAFX)	6-30-2015	0.17	7.57	7.04	6.30	8.84	7.99	1.37	0.60
Class C (WFCFX)	6-30-2015	4.51	8.22	7.32	5.51	8.22	7.32	2.12	1.35
Class R (WFRFX)	6-30-2015	–	–	–	6.02	8.81	7.89	1.62	0.85
Class R4 (WFSFX)	6-30-2015	–	–	–	6.56	9.19	8.34	1.09	0.29
Class R6 (WFUFX)	6-30-2015	–	–	–	6.75	9.34	8.48	0.94	0.14
Administrator Class (WFDFX)	6-30-2015	–	–	–	6.39	8.95	8.11	1.29	0.49
S&P Target Date 2055 Index[3]	–	–	–	–	7.50	10.63	9.61 *	–	–
S&P Target Date 2060+ Index♦,3	–	–	–	–	7.38	10.71	–	–	–
Target 2060 Blended Index[4]	–	–	–	–	5.18	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
♦	The inception date of the index is May 31, 2016.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.85% for Class R, 0.29% for Class R4, 0.14% for Class R6, and 0.49% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Allspring Funds Management, LLC. The Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix for additional information. You cannot invest directly in an index.

40  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Target 2060 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2060+ Index and the Target 2060 Blended Index. The performance shown for the S&P Target Date 2060+ Index represents the returns of the S&P Target Date 2055 Index from 6/30/2015 to 5/30/2016 and the S&P Target Date 2060+ Index from 5/31/2016 (index inception date) through 2/28/2022. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is July 14, 2017.
Holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	43.02
Allspring Factor Enhanced International Equity Portfolio	27.27
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	10.87
Allspring Factor Enhanced Emerging Markets Equity Portfolio	8.12
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	5.99
Allspring Investment Grade Corporate Bond Portfolio	3.12
Allspring High Yield Corporate Bond Portfolio	0.50
Allspring Emerging Markets Bond Portfolio	0.49
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Portfolio allocation as of February 28, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  41

Performance highlights (unaudited)
Allspring Target 2060 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.97	15.51	0.99
Class C	0.98	15.63	0.99
Class R	0.97	15.61	0.99
Class R4	0.97	15.52	0.99
Class R6	0.97	15.52	0.99
Administrator Class	0.97	15.52	0.99

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2060+ Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

42  |  Target Date Retirement Funds

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
The Allspring Target Date Funds seek to manage the asset allocation and risk profile of multi-asset-class funds for investors as they save for their target retirement date. The strategic asset allocations are designed to provide high levels of diversification across equity and fixed income investments. Our approach to portfolio construction helps investors make more aggressive allocations when they may be most beneficial while remaining diversified to manage risks during bear markets.
All of the Allspring Target Date Funds invest at different allocation levels in the same underlying portfolios, which seek to gain exposure to a blend of factor-enhanced equity and factor-enhanced bond investments, including domestic, international, and emerging market equities and debt. The breadth and depth of diversification and disciplined asset allocation help manage risk but do not eliminate it. The factor-enhanced equity portfolios contain a broad mix of large-cap, mid-cap, small-cap, growth, value, and international stocks, including emerging markets. The fixed income portfolios invest in several types of fixed income securities, including U.S. and non-U.S. government bonds, corporate bonds, and high-yield securities. In addition, depending on the number of years to the target retirement date, the portfolios invest in other assets such as real estate investment trusts and Treasury Inflation-Protected Securities.
The Funds address investment risk through diversification and disciplined asset allocation.
The Allspring Target Date Funds are designed to become more conservative as a fund moves down the glide path and its target date approaches. Our goal is to manage the relative risk of each Fund as dictated by the glide path. A fund’s targeted risk is not the same as a fund’s equity allocation percentage because fixed income securities, other assets, and cash equivalents carry risks. While asset allocation and diversification do not ensure or guarantee better performance and cannot eliminate the risk of investment losses, we adjust each Fund’s allocations to equities, fixed income, other assets, and cash equivalents on a monthly basis in response to changing market conditions and the Fund’s movement down the strategic glide path, which represents relative risk as it moves toward the target retirement date.
Global equity markets and fixed income markets produced mixed results during the 12-month period.
The trailing 12 months saw strong economic growth, but new variants of COVID-19, concerns over rising inflation and potential rate action by the Federal Reserve, and the Russian invasion of Ukraine took a toll on the markets. Large-capitalization stocks in the U.S. and other developed markets, as measured by the MSCI World Large Cap Index*, produced positive results, while, U.S. small-capitalization and emerging market equities, as measured by the Russell 2000® Index** and the MSCI EM Index (Net) (USD)***, respectively, produced negative results. Within fixed income investments, most segments of the market posted negative returns. However, high-yield bonds and inflation-linked securities posted positive returns. During the period as a whole, global equities, as measured by the MSCI ACWI Index (Net)†, rose by 7.81%, while the U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index††, lost 2.64%.
For the 12-month period that ended February 28, 2022, each Allspring Target Date Fund posted positive returns. Twelve funds comprise the Allspring Target Date Funds. Seven of the funds offer six share classes, including two classes with sales charges. Other than Class R6 of Target Today Fund, the Funds lagged their respective S&P Target Date Index benchmark during the period. The underperformance was primarily driven by lower allocations to equities stemming from the Funds’ more conservative glide path. Underperformance in the small-cap portfolio with respect to the S&P benchmark also detracted from

*	The Morgan Stanley Capital International (MSCI) World Large Cap Index captures large cap representation across 23 Developed Markets countries. With 687constituents, the index covers approximately 70% of the free float-adjusted market capitalization in each country. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

*	The Morgan Stanley Capital International (MSCI) World Large Cap Index captures large cap representation across 23 Developed Markets countries. With 687constituents, the index covers approximately 70% of the free float-adjusted market capitalization in each country. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
***	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

*	The Morgan Stanley Capital International (MSCI) World Large Cap Index captures large cap representation across 23 Developed Markets countries. With 687constituents, the index covers approximately 70% of the free float-adjusted market capitalization in each country. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
†	The MSCI All Country World Index (ACWI) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

*	The Morgan Stanley Capital International (MSCI) World Large Cap Index captures large cap representation across 23 Developed Markets countries. With 687constituents, the index covers approximately 70% of the free float-adjusted market capitalization in each country. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
††	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Target Date Retirement Funds  |  43

Performance highlights (unaudited)
MANAGER’S DISCUSSION (continued)
relative performance. In general, the fixed income investments tended to perform in line with market indexes. The high-yield portfolio slightly underperformed while the inflation-linked bonds tended to perform a bit better.
Outlook
During 2020, investors anticipated a recovery, so market multiples such as price-to-earnings ratios shot higher. In 2021, earnings did the heavy lifting and returns came mostly from earnings growth, not multiple expansion. We think 2022 could be a year when earnings will still likely do the heavy lifting and multiples can take different paths based on country, sector, and company. Some areas look like there is room for multiples to expand—for example, in smaller- and mid-cap stocks, with value stocks more than growth.
Our outlook still calls for economic growth and lower inflation in 2022. However, the conflict in Ukraine is a major source of uncertainty. Growth was erratic in 2021; globally, the year started strong, but it weakened in the second half. We believe that a quick resolution to geopolitical concerns could result in a reacceleration to a sustainable growth rate in 2022. Inflation spiked like a hockey stick in 2021 and with COVID-19, geopolitical concerns, and inflation, the outlook for 2022 is somewhat unclear. We are monitoring developments closely.

44  |  Target Date Retirement Funds

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2021 to February 28, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Target Today Fund
Class A
Actual	$1,000.00	$ 958.42	$2.82	0.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$2.91	0.58%
Class C
Actual	$1,000.00	$ 953.99	$6.54	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R
Actual	$1,000.00	$ 956.98	$4.12	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$ 959.13	$1.41	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 959.83	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$ 958.11	$2.33	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Target Date Retirement Funds  |  45

Fund expenses (unaudited)
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Target 2010 Fund
Class A
Actual	$1,000.00	$ 958.54	$2.82	0.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$2.91	0.58%
Class C
Actual	$1,000.00	$ 954.06	$6.54	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R
Actual	$1,000.00	$ 956.11	$4.12	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$ 959.08	$1.41	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 960.51	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$ 958.83	$2.38	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
Target 2015 Fund
Class A
Actual	$1,000.00	$ 958.01	$2.77	0.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86	0.57%
Class R
Actual	$1,000.00	$ 956.58	$4.12	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$ 959.07	$1.41	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 959.49	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$ 958.45	$2.38	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

46  |  Target Date Retirement Funds

Fund expenses (unaudited)
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Target 2020 Fund
Class A
Actual	$1,000.00	$ 957.56	$2.82	0.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$2.91	0.58%
Class C
Actual	$1,000.00	$ 953.54	$6.54	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R
Actual	$1,000.00	$ 956.79	$4.12	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$ 958.72	$1.41	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 959.43	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$ 958.68	$2.38	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
Target 2025 Fund
Class A
Actual	$1,000.00	$ 955.24	$2.76	0.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86	0.57%
Class R
Actual	$1,000.00	$ 954.21	$4.12	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$ 956.81	$1.41	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 956.19	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$ 954.99	$2.38	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Target Date Retirement Funds  |  47

Fund expenses (unaudited)
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Target 2030 Fund
Class A
Actual	$1,000.00	$ 953.29	$2.81	0.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$2.91	0.58%
Class C
Actual	$1,000.00	$ 949.27	$6.52	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R
Actual	$1,000.00	$ 952.38	$4.11	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$ 954.39	$1.41	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 954.96	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$ 953.88	$2.37	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
Target 2035 Fund
Class A
Actual	$1,000.00	$ 951.65	$2.76	0.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86	0.57%
Class R
Actual	$1,000.00	$ 951.04	$4.11	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$ 953.23	$1.40	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 953.50	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$ 952.77	$2.37	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

48  |  Target Date Retirement Funds

Fund expenses (unaudited)
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Target 2040 Fund
Class A
Actual	$1,000.00	$ 951.86	$2.86	0.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$2.96	0.59%
Class C
Actual	$1,000.00	$ 947.78	$6.52	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R
Actual	$1,000.00	$ 950.08	$4.11	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$ 952.94	$1.40	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 953.25	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$ 951.66	$2.37	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
Target 2045 Fund
Class A
Actual	$1,000.00	$ 951.90	$2.81	0.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$2.91	0.58%
Class R
Actual	$1,000.00	$ 949.90	$4.11	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$ 952.94	$1.40	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 953.34	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$ 952.14	$2.37	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Target Date Retirement Funds  |  49

Fund expenses (unaudited)
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Target 2050 Fund
Class A
Actual	$1,000.00	$ 950.64	$2.81	0.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$2.91	0.58%
Class C
Actual	$1,000.00	$ 947.49	$6.52	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R
Actual	$1,000.00	$ 949.14	$4.11	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$ 952.72	$1.40	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 952.73	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$ 951.82	$2.37	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
Target 2055 Fund
Class A
Actual	$1,000.00	$ 951.30	$2.81	0.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$2.91	0.58%
Class R
Actual	$1,000.00	$ 949.53	$4.11	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$ 952.47	$1.40	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 953.61	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$ 951.43	$2.37	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

50  |  Target Date Retirement Funds

Fund expenses (unaudited)
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Target 2060 Fund
Class A
Actual	$1,000.00	$ 950.81	$2.85	0.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$2.96	0.59%
Class C
Actual	$1,000.00	$ 947.03	$6.52	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R
Actual	$1,000.00	$ 950.31	$4.11	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class R4
Actual	$1,000.00	$ 952.31	$1.40	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 953.53	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Administrator Class
Actual	$1,000.00	$ 951.52	$2.37	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Target Date Retirement Funds  |  51

Portfolio of investments—February 28, 2022
Target Today Fund

		Value
Investment companies: 100.02%
Affiliated master portfolios: 100.02%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 16,716,953
Allspring Emerging Markets Bond Portfolio		1,366,268
Allspring Factor Enhanced Emerging Markets Equity Portfolio		859,660
Allspring Factor Enhanced International Equity Portfolio		2,920,243
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		5,817,563
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio		2,451,384
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		1,474,517
Allspring High Yield Corporate Bond Portfolio		1,416,239
Allspring Investment Grade Corporate Bond Portfolio		8,628,739
Allspring Strategic Retirement Bond Portfolio		5,745,514
Allspring U.S. REIT Portfolio		1,223,685
Total Investment companies (Cost $42,881,989)		48,620,765
Total investments in securities (Cost $42,881,989)	100.02%	48,620,765
Other assets and liabilities, net	(0.02)	(11,275)
Total net assets	100.00%	$48,609,490
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	3.49%	3.12%	$ 27,920	$ (687,697)	$ 229,587	$ 0	$750	$ 16,716,953
Allspring Emerging Markets Bond Portfolio	4.67	4.13	(33,006)	(141,388)	74,488	0	5	1,366,268
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.60	0.54	68,883	(179,051)	0	28,280	8	859,660
Allspring Factor Enhanced International Equity Portfolio	0.52	0.46	481,615	(358,344)	0	99,256	20	2,920,243
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.86	0.77	1,329,442	(364,263)	0	84,595	51	5,817,563
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio	11.42	9.95	234,570	117,004	0	42,652	22	2,451,384
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.81	0.77	370,553	(389,684)	0	14,363	14	1,474,517
Allspring High Yield Corporate Bond Portfolio	3.46	4.14	26,015	(98,841)	80,991	0	8	1,416,239
Allspring Investment Grade Corporate Bond Portfolio	4.63	4.10	257,224	(869,785)	291,278	0	21	8,628,739
Allspring Strategic Retirement Bond Portfolio	4.46	8.72	(7,833)	(71,492)	205,360	0	9	5,745,514
Allspring U.S. REIT Portfolio	5.66	4.99	227,775	84,154	0	29,627	2	1,223,685
			$2,983,158	$(2,959,387)	$881,704	$298,773	$910	$48,620,765
The accompanying notes are an integral part of these financial statements.

52  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Target 2010 Fund

		Value
Investment companies: 99.85%
Affiliated master portfolios: 99.85%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 16,505,916
Allspring Emerging Markets Bond Portfolio		1,344,901
Allspring Factor Enhanced Emerging Markets Equity Portfolio		834,881
Allspring Factor Enhanced International Equity Portfolio		2,831,793
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		5,593,009
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio		2,373,079
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		1,411,343
Allspring High Yield Corporate Bond Portfolio		1,404,734
Allspring Investment Grade Corporate Bond Portfolio		8,536,620
Allspring Strategic Retirement Bond Portfolio		5,599,254
Allspring U.S. REIT Portfolio		1,181,407
Total Investment companies (Cost $29,441,594)		47,616,937
Total investments in securities (Cost $29,441,594)	99.85%	47,616,937
Other assets and liabilities, net	0.15	71,191
Total net assets	100.00%	$47,688,128
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	3.19%	3.08%	$ (27,246)	$ (613,584)	$ 222,167	$ 0	$723	$ 16,505,916
Allspring Emerging Markets Bond Portfolio	4.26	4.06	(32,191)	(137,999)	71,733	0	5	1,344,901
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.55	0.53	67,550	(174,940)	0	27,313	7	834,881
Allspring Factor Enhanced International Equity Portfolio	0.47	0.44	453,114	(344,024)	0	94,802	19	2,831,793
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.78	0.75	1,291,677	(399,548)	0	81,206	49	5,593,009
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio	10.41	9.63	214,703	110,486	0	40,795	21	2,373,079
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.74	0.74	354,433	(382,864)	0	13,867	13	1,411,343
Allspring High Yield Corporate Bond Portfolio	3.18	4.11	24,720	(96,085)	77,937	0	8	1,404,734
Allspring Investment Grade Corporate Bond Portfolio	4.23	4.06	244,703	(847,327)	281,085	0	20	8,536,620
Allspring Strategic Retirement Bond Portfolio	4.09	8.50	(11,424)	(65,056)	195,674	0	9	5,599,254
Allspring U.S. REIT Portfolio	5.15	4.82	249,190	49,736	0	28,388	2	1,181,407
			$2,829,229	$(2,901,205)	$848,596	$286,371	$876	$47,616,937
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  53

Portfolio of investments—February 28, 2022
Target 2015 Fund

		Value
Investment companies: 100.17%
Affiliated master portfolios: 100.17%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 13,681,830
Allspring Emerging Markets Bond Portfolio		1,109,722
Allspring Factor Enhanced Emerging Markets Equity Portfolio		901,405
Allspring Factor Enhanced International Equity Portfolio		3,044,182
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		6,001,910
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio		1,784,362
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		1,516,469
Allspring High Yield Corporate Bond Portfolio		1,159,930
Allspring Investment Grade Corporate Bond Portfolio		7,064,714
Allspring Strategic Retirement Bond Portfolio		4,685,145
Allspring U.S. REIT Portfolio		1,197,387
Total Investment companies (Cost $32,216,056)		42,147,056
Total investments in securities (Cost $32,216,056)	100.17%	42,147,056
Other assets and liabilities, net	(0.17)	(72,907)
Total net assets	100.00%	$42,074,149
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	2.93%	2.56%	$ 57,234	$ (592,495)	$ 194,477	$ 0	$633	$ 13,681,830
Allspring Emerging Markets Bond Portfolio	3.92	3.35	(27,144)	(114,230)	63,118	0	5	1,109,722
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.68	0.57	87,307	(213,018)	0	32,394	9	901,405
Allspring Factor Enhanced International Equity Portfolio	0.59	0.48	567,822	(416,067)	0	113,559	22	3,044,182
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.97	0.80	1,738,460	(625,846)	0	96,567	58	6,001,910
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio	8.24	7.24	170,194	89,852	0	31,280	16	1,784,362
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.92	0.79	445,241	(468,582)	0	16,647	16	1,516,469
Allspring High Yield Corporate Bond Portfolio	2.93	3.39	22,672	(81,167)	68,638	0	7	1,159,930
Allspring Investment Grade Corporate Bond Portfolio	3.89	3.36	305,189	(796,638)	246,531	0	18	7,064,714
Allspring Strategic Retirement Bond Portfolio	3.76	7.11	(3,338)	(59,575)	174,816	0	8	4,685,145
Allspring U.S. REIT Portfolio	6.13	4.89	204,412	131,952	0	32,694	2	1,197,387
			$3,568,049	$(3,145,814)	$747,580	$323,141	$794	$42,147,056
The accompanying notes are an integral part of these financial statements.

54  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Target 2020 Fund

		Value
Investment companies: 100.00%
Affiliated master portfolios: 100.00%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 79,429,996
Allspring Emerging Markets Bond Portfolio		6,463,686
Allspring Factor Enhanced Emerging Markets Equity Portfolio		6,689,893
Allspring Factor Enhanced International Equity Portfolio		22,750,202
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		45,321,788
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio		8,527,057
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		11,426,588
Allspring High Yield Corporate Bond Portfolio		6,725,510
Allspring Investment Grade Corporate Bond Portfolio		41,037,215
Allspring Strategic Retirement Bond Portfolio		27,002,477
Allspring U.S. REIT Portfolio		8,634,881
Total Investment companies (Cost $226,531,709)		264,009,293
Total investments in securities (Cost $226,531,709)	100.00%	264,009,293
Other assets and liabilities, net	(0.00)	(8,904)
Total net assets	100.00%	$264,000,389
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	15.82%	14.84%	$ 224,339	$ (3,323,090)	$ 1,079,212	$ 0	$ 3,545	$ 79,429,996
Allspring Emerging Markets Bond Portfolio	21.18	19.54	(161,738)	(664,116)	350,057	0	24	6,463,686
Allspring Factor Enhanced Emerging Markets Equity Portfolio	4.73	4.22	603,603	(1,519,910)	0	232,340	62	6,689,893
Allspring Factor Enhanced International Equity Portfolio	4.10	3.57	3,873,978	(2,941,281)	0	808,289	159	22,750,202
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	6.73	6.04	10,818,795	(3,203,926)	0	692,279	415	45,321,788
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio	36.02	34.61	729,812	381,357	0	140,300	72	8,527,057
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	6.34	5.95	3,082,465	(3,330,526)	0	118,927	112	11,426,588
Allspring High Yield Corporate Bond Portfolio	15.72	19.68	117,336	(460,304)	380,095	0	35	6,725,510
Allspring Investment Grade Corporate Bond Portfolio	21.03	19.50	1,464,061	(4,340,009)	1,364,623	0	95	41,037,215
Allspring Strategic Retirement Bond Portfolio	20.22	40.98	(52,293)	(336,048)	964,985	0	40	27,002,477
Allspring U.S. REIT Portfolio	39.76	35.24	1,383,485	856,485	0	218,964	13	8,634,881
			$22,083,843	$(18,881,368)	$4,138,972	$2,211,099	$4,572	$264,009,293
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  55

Portfolio of investments—February 28, 2022
Target 2025 Fund

		Value
Investment companies: 100.06%
Affiliated master portfolios: 100.06%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 47,540,214
Allspring Emerging Markets Bond Portfolio		3,834,714
Allspring Factor Enhanced Emerging Markets Equity Portfolio		5,982,885
Allspring Factor Enhanced International Equity Portfolio		20,363,557
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		38,947,831
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio		3,843,631
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		9,842,862
Allspring High Yield Corporate Bond Portfolio		4,003,637
Allspring Investment Grade Corporate Bond Portfolio		24,670,042
Allspring Strategic Retirement Bond Portfolio		10,501,387
Allspring U.S. REIT Portfolio		4,651,237
Total Investment companies (Cost $158,051,755)		174,181,997
Total investments in securities (Cost $158,051,755)	100.06%	174,181,997
Other assets and liabilities, net	(0.06)	(106,484)
Total net assets	100.00%	$174,075,513
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	8.98%	8.88%	$ 258,014	$ (2,067,021)	$ 639,792	$ 0	$ 2,103	$ 47,540,214
Allspring Emerging Markets Bond Portfolio	11.92	11.59	(95,724)	(388,335)	205,704	0	15	3,834,714
Allspring Factor Enhanced Emerging Markets Equity Portfolio	4.14	3.77	488,930	(1,326,176)	0	213,284	56	5,982,885
Allspring Factor Enhanced International Equity Portfolio	3.59	3.20	3,244,668	(2,401,944)	0	732,593	144	20,363,557
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	5.62	5.19	9,399,684	(2,780,627)	0	605,311	362	38,947,831
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio	15.06	15.60	307,410	173,768	0	61,681	32	3,843,631
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	5.33	5.13	2,467,258	(2,714,795)	0	105,341	98	9,842,862
Allspring High Yield Corporate Bond Portfolio	8.84	11.72	62,052	(263,870)	223,353	0	21	4,003,637
Allspring Investment Grade Corporate Bond Portfolio	11.93	11.72	782,763	(2,458,855)	808,914	0	56	24,670,042
Allspring Strategic Retirement Bond Portfolio	6.37	15.94	(16,414)	(104,790)	321,094	0	14	10,501,387
Allspring U.S. REIT Portfolio	18.77	18.98	594,901	495,675	0	104,743	7	4,651,237
			$17,493,542	$(13,836,970)	$2,198,857	$1,822,953	$2,908	$174,181,997
The accompanying notes are an integral part of these financial statements.

56  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Target 2030 Fund

		Value
Investment companies: 99.84%
Affiliated master portfolios: 99.84%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 104,787,050
Allspring Emerging Markets Bond Portfolio		8,600,125
Allspring Factor Enhanced Emerging Markets Equity Portfolio		20,286,195
Allspring Factor Enhanced International Equity Portfolio		68,767,592
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		125,316,283
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio		5,298,423
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		31,515,684
Allspring High Yield Corporate Bond Portfolio		8,800,541
Allspring Investment Grade Corporate Bond Portfolio		54,582,794
Allspring Strategic Retirement Bond Portfolio		9,159,361
Allspring U.S. REIT Portfolio		5,715,386
Total Investment companies (Cost $397,359,465)		442,829,434
Total investments in securities (Cost $397,359,465)	99.84%	442,829,434
Other assets and liabilities, net	0.16	710,926
Total net assets	100.00%	$443,540,360
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	19.20%	19.58%	$ 25,357	$ (4,018,547)	$ 1,373,688	$ 0	$ 4,517	$ 104,787,050
Allspring Emerging Markets Bond Portfolio	25.32	25.99	(210,729)	(854,571)	438,488	0	33	8,600,125
Allspring Factor Enhanced Emerging Markets Equity Portfolio	13.72	12.79	1,530,133	(4,290,382)	0	697,043	187	20,286,195
Allspring Factor Enhanced International Equity Portfolio	11.93	10.80	9,840,079	(7,298,219)	0	2,397,156	473	68,767,592
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	17.93	16.69	25,778,264	(5,346,636)	0	1,896,884	1,137	125,316,283
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio	18.84	21.50	365,171	223,455	0	77,395	39	5,298,423
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	16.93	16.42	7,600,938	(8,483,929)	0	326,641	307	31,515,684
Allspring High Yield Corporate Bond Portfolio	18.86	25.75	138,093	(581,932)	476,232	0	49	8,800,541
Allspring Investment Grade Corporate Bond Portfolio	25.51	25.94	1,452,599	(5,178,658)	1,735,433	0	123	54,582,794
Allspring Strategic Retirement Bond Portfolio	4.24	13.90	(15,574)	(65,627)	217,807	0	9	9,159,361
Allspring U.S. REIT Portfolio	19.05	23.32	947,889	115,240	0	93,848	6	5,715,386
			$47,452,220	$(35,779,806)	$4,241,648	$5,488,967	$6,880	$442,829,434
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  57

Portfolio of investments—February 28, 2022
Target 2035 Fund

		Value
Investment companies: 100.39%
Affiliated master portfolios: 100.39%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 33,521,527
Allspring Emerging Markets Bond Portfolio		2,715,282
Allspring Factor Enhanced Emerging Markets Equity Portfolio		10,258,526
Allspring Factor Enhanced International Equity Portfolio		35,012,596
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		61,247,926
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio		352,006
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		15,581,615
Allspring High Yield Corporate Bond Portfolio		2,810,160
Allspring Investment Grade Corporate Bond Portfolio		17,373,091
Allspring Strategic Retirement Bond Portfolio		500,201
Allspring U.S. REIT Portfolio		349,376
Total Investment companies (Cost $162,685,556)		179,722,306
Total investments in securities (Cost $162,685,556)	100.39%	179,722,306
Other assets and liabilities, net	(0.39)	(706,188)
Total net assets	100.00%	$179,016,118
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	6.05%	6.26%	$ 60,097	$ (1,294,462)	$ 436,653	$ 0	$ 1,436	$ 33,521,527
Allspring Emerging Markets Bond Portfolio	8.03	8.21	(70,419)	(264,642)	140,359	0	10	2,715,282
Allspring Factor Enhanced Emerging Markets Equity Portfolio	6.75	6.47	702,786	(2,107,200)	0	351,827	94	10,258,526
Allspring Factor Enhanced International Equity Portfolio	5.92	5.50	4,704,669	(3,384,371)	0	1,214,533	240	35,012,596
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	8.53	8.16	12,226,781	(2,272,111)	0	924,968	553	61,247,926
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio	0.00	1.43	(55)	(3,883)	0	400	0	352,006
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	8.12	8.12	3,482,922	(3,905,439)	0	159,409	149	15,581,615
Allspring High Yield Corporate Bond Portfolio	5.94	8.22	41,142	(180,173)	152,379	0	15	2,810,160
Allspring Investment Grade Corporate Bond Portfolio	8.05	8.26	435,247	(1,588,225)	549,105	0	38	17,373,091
Allspring Strategic Retirement Bond Portfolio	0.00	0.76	229	1,253	925	0	0	500,201
Allspring U.S. REIT Portfolio	0.00	1.43	604	(6,369)	0	0	0	349,376
			$21,584,003	$(15,005,622)	$1,279,421	$2,651,137	$2,535	$179,722,306
The accompanying notes are an integral part of these financial statements.

58  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Target 2040 Fund

		Value
Investment companies: 99.99%
Affiliated master portfolios: 99.99%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 55,946,463
Allspring Emerging Markets Bond Portfolio		4,608,689
Allspring Factor Enhanced Emerging Markets Equity Portfolio		29,152,752
Allspring Factor Enhanced International Equity Portfolio		98,744,208
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		166,491,965
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		41,894,273
Allspring High Yield Corporate Bond Portfolio		4,705,157
Allspring Investment Grade Corporate Bond Portfolio		29,076,100
Total Investment companies (Cost $381,616,955)		430,619,607
Total investments in securities (Cost $381,616,955)	99.99%	430,619,607
Other assets and liabilities, net	0.01	55,910
Total net assets	100.00%	$430,675,517
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	9.37%	10.45%	$ (99,654)	$ (1,902,501)	$ 684,125	$ 0	$ 2,246	$ 55,946,463
Allspring Emerging Markets Bond Portfolio	12.41	13.93	(106,662)	(442,324)	219,736	0	16	4,608,689
Allspring Factor Enhanced Emerging Markets Equity Portfolio	18.94	18.39	1,910,393	(5,837,995)	0	970,604	260	29,152,752
Allspring Factor Enhanced International Equity Portfolio	16.44	15.51	12,409,128	(9,193,748)	0	3,336,087	658	98,744,208
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	22.78	22.18	30,396,044	(4,592,292)	0	2,425,031	1,453	166,491,965
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	21.82	21.82	9,124,596	(10,249,936)	0	415,034	393	41,894,273
Allspring High Yield Corporate Bond Portfolio	9.26	13.77	67,953	(294,050)	238,630	0	23	4,705,157
Allspring Investment Grade Corporate Bond Portfolio	12.43	13.82	621,172	(2,502,390)	854,035	0	60	29,076,100
			$54,322,970	$(35,015,236)	$1,996,526	$7,146,756	$5,109	$430,619,607
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  59

Portfolio of investments—February 28, 2022
Target 2045 Fund

		Value
Investment companies: 100.05%
Affiliated master portfolios: 100.05%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 7,365,027
Allspring Emerging Markets Bond Portfolio		595,851
Allspring Factor Enhanced Emerging Markets Equity Portfolio		5,700,786
Allspring Factor Enhanced International Equity Portfolio		19,421,179
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		32,004,830
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		8,080,640
Allspring High Yield Corporate Bond Portfolio		620,647
Allspring Investment Grade Corporate Bond Portfolio		3,842,745
Total Investment companies (Cost $68,706,899)		77,631,705
Total investments in securities (Cost $68,706,899)	100.05%	77,631,705
Other assets and liabilities, net	(0.05)	(36,280)
Total net assets	100.00%	$77,595,425
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	1.40%	1.38%	$ 38,276	$ (297,373)	$ 98,449	$ 0	$315	$ 7,365,027
Allspring Emerging Markets Bond Portfolio	1.85	1.80	(13,691)	(57,678)	31,633	0	3	595,851
Allspring Factor Enhanced Emerging Markets Equity Portfolio	3.98	3.60	418,655	(1,205,949)	0	202,335	54	5,700,786
Allspring Factor Enhanced International Equity Portfolio	3.46	3.05	2,738,856	(1,847,704)	0	698,085	138	19,421,179
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	4.69	4.26	6,813,693	(1,269,791)	0	495,513	299	32,004,830
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	4.46	4.21	1,868,712	(2,063,256)	0	85,076	81	8,080,640
Allspring High Yield Corporate Bond Portfolio	1.38	1.82	9,674	(38,825)	34,404	0	3	620,647
Allspring Investment Grade Corporate Bond Portfolio	1.86	1.83	119,180	(360,344)	122,572	0	9	3,842,745
			$11,993,355	$(7,140,920)	$287,058	$1,481,009	$902	$77,631,705
The accompanying notes are an integral part of these financial statements.

60  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Target 2050 Fund

		Value
Investment companies: 99.79%
Affiliated master portfolios: 99.79%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 12,464,829
Allspring Emerging Markets Bond Portfolio		1,028,279
Allspring Factor Enhanced Emerging Markets Equity Portfolio		15,236,452
Allspring Factor Enhanced International Equity Portfolio		51,111,997
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		81,252,760
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		20,430,280
Allspring High Yield Corporate Bond Portfolio		1,046,817
Allspring Investment Grade Corporate Bond Portfolio		6,487,385
Total Investment companies (Cost $165,052,430)		189,058,799
Total investments in securities (Cost $165,052,430)	99.79%	189,058,799
Other assets and liabilities, net	0.21	399,228
Total net assets	100.00%	$189,458,027
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	2.16%	2.33%	$ (14,514)	$ (412,282)	$ 155,587	$ 0	$ 512	$ 12,464,829
Allspring Emerging Markets Bond Portfolio	2.86	3.11	(22,931)	(97,555)	49,901	0	4	1,028,279
Allspring Factor Enhanced Emerging Markets Equity Portfolio	10.02	9.61	1,022,101	(3,032,680)	0	505,236	137	15,236,452
Allspring Factor Enhanced International Equity Portfolio	8.76	8.03	6,546,783	(4,671,658)	0	1,753,818	350	51,111,997
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	11.60	10.82	15,847,176	(2,570,254)	0	1,216,462	714	81,252,760
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	11.11	10.64	4,697,373	(5,216,532)	0	208,880	200	20,430,280
Allspring High Yield Corporate Bond Portfolio	2.14	3.06	16,526	(64,536)	54,217	0	5	1,046,817
Allspring Investment Grade Corporate Bond Portfolio	2.86	3.08	149,778	(556,612)	190,582	0	14	6,487,385
			$28,242,292	$(16,622,109)	$450,287	$3,684,396	$1,936	$189,058,799
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  61

Portfolio of investments—February 28, 2022
Target 2055 Fund

		Value
Investment companies: 100.03%
Affiliated master portfolios: 100.03%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 1,523,526
Allspring Emerging Markets Bond Portfolio		122,938
Allspring Factor Enhanced Emerging Markets Equity Portfolio		2,025,514
Allspring Factor Enhanced International Equity Portfolio		6,819,503
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		10,963,407
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		2,811,989
Allspring High Yield Corporate Bond Portfolio		128,105
Allspring Investment Grade Corporate Bond Portfolio		792,842
Total Investment companies (Cost $23,373,010)		25,187,824
Total investments in securities (Cost $23,373,010)	100.03%	25,187,824
Other assets and liabilities, net	(0.03)	(7,055)
Total net assets	100.00%	$25,180,769
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	0.28%	0.28%	$ 6,151	$ (60,275)	$ 20,573	$ 0	$ 68	$ 1,523,526
Allspring Emerging Markets Bond Portfolio	0.37	0.37	(2,788)	(12,294)	6,611	0	0	122,938
Allspring Factor Enhanced Emerging Markets Equity Portfolio	1.26	1.28	141,703	(416,940)	0	68,163	18	2,025,514
Allspring Factor Enhanced International Equity Portfolio	1.10	1.07	886,405	(630,889)	0	231,588	46	6,819,503
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	1.45	1.46	2,066,797	(318,178)	0	162,503	97	10,963,407
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	1.40	1.46	614,228	(689,825)	0	27,969	26	2,811,989
Allspring High Yield Corporate Bond Portfolio	0.27	0.37	2,141	(8,385)	7,180	0	0	128,105
Allspring Investment Grade Corporate Bond Portfolio	0.37	0.38	23,405	(73,675)	25,449	0	2	792,842
			$3,738,042	$(2,210,461)	$59,813	$490,223	$257	$25,187,824
The accompanying notes are an integral part of these financial statements.

62  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Target 2060 Fund

		Value
Investment companies: 99.38%
Affiliated master portfolios: 99.38%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 2,024,217
Allspring Emerging Markets Bond Portfolio		166,982
Allspring Factor Enhanced Emerging Markets Equity Portfolio		2,746,312
Allspring Factor Enhanced International Equity Portfolio		9,216,476
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		14,543,704
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		3,673,371
Allspring High Yield Corporate Bond Portfolio		169,997
Allspring Investment Grade Corporate Bond Portfolio		1,053,487
Total Investment companies (Cost $30,709,915)		33,594,546
Total investments in securities (Cost $30,709,915)	99.38%	33,594,546
Other assets and liabilities, net	0.62	209,447
Total net assets	100.00%	$33,803,993
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	0.30%	0.38%	$ (20,041)	$ (53,742)	$ 24,334	$ 0	$ 80	$ 2,024,217
Allspring Emerging Markets Bond Portfolio	0.40	0.50	(3,689)	(16,684)	7,804	0	0	166,982
Allspring Factor Enhanced Emerging Markets Equity Portfolio	1.37	1.73	116,209	(445,342)	0	79,267	22	2,746,312
Allspring Factor Enhanced International Equity Portfolio	1.18	1.45	822,464	(669,787)	0	267,192	53	9,216,476
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	1.56	1.94	1,908,781	(77,085)	0	189,038	115	14,543,704
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	1.50	1.91	597,885	(712,282)	0	32,041	31	3,673,371
Allspring High Yield Corporate Bond Portfolio	0.30	0.50	2,313	(10,966)	8,455	0	0	169,997
Allspring Investment Grade Corporate Bond Portfolio	0.40	0.50	15,782	(85,272)	29,933	0	2	1,053,487
			$3,439,704	$(2,071,160)	$70,526	$567,538	$303	$33,594,546
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  63

Statements of assets and liabilities—February 28, 2022
	Target Today Fund	Target 2010 Fund	Target 2015 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 48,620,765	$ 47,616,937	$ 42,147,056
Receivable from manager	6,532	7,012	6,445
Receivable for Fund shares sold	5,117	45,175	675
Prepaid expenses and other assets	48,459	62,388	668
Total assets	48,680,873	47,731,512	42,154,844
Liabilities
Payable for Fund shares redeemed	26,031	1,668	37,064
Professional fees payable	24,164	25,897	25,096
Shareholder servicing fees payable	7,184	6,898	5,924
Administration fees payable	5,889	5,707	5,011
Trustees’ fees and expenses payable	2,234	2,226	2,235
Distribution fees payable	130	43	2
Accrued expenses and other liabilities	5,751	945	5,363
Total liabilities	71,383	43,384	80,695
Total net assets	$48,609,490	$47,688,128	$42,074,149
Net assets consist of
Paid-in capital	$ 42,917,159	$ 29,670,593	$ 33,112,947
Total distributable earnings	5,692,331	18,017,535	8,961,202
Total net assets	$48,609,490	$47,688,128	$42,074,149
Computation of net asset value and offering price per share
Net assets – Class A	$ 30,220,036	$ 29,290,369	$ 26,940,280
Shares outstanding – Class A1	3,523,488	2,926,868	4,116,166
Net asset value per share – Class A	$8.58	$10.01	$6.54
Maximum offering price per share – Class A2	$9.10	$10.62	$6.94
Net assets – Class C	$ 217,667	$ 66,943	N/A
Shares outstanding – Class C1	24,507	6,582	N/A
Net asset value per share – Class C	$8.88	$10.17	N/A
Net assets – Class R	$ 34,696	$ 23,685	$ 20,369
Shares outstanding – Class R1	4,026	2,360	2,983
Net asset value per share – Class R	$8.62	$10.04	$6.83
Net assets – Class R4	$ 793,217	$ 910,226	$ 500,462
Shares outstanding – Class R4[1]	89,706	89,520	75,717
Net asset value per share – Class R4	$8.84	$10.17	$6.61
Net assets – Class R6	$ 10,916,527	$ 11,778,792	$ 11,078,743
Shares outstanding – Class R6[1]	1,235,820	1,160,972	1,675,492
Net asset value per share – Class R6	$8.83	$10.15	$6.61
Net assets – Administrator Class	$ 6,427,347	$ 5,618,113	$ 3,534,295
Shares outstanding – Administrator Class[1]	725,481	552,114	521,386
Net asset value per share – Administrator Class	$8.86	$10.18	$6.78
Investments in affiliated Master Portfolios, at cost	$ 42,881,989	$ 29,441,594	$ 32,216,056
[1]	Each Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

64  |  Target Date Retirement Funds

Statements of assets and liabilities—February 28, 2022
	Target 2020 Fund	Target 2025 Fund	Target 2030 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 264,009,293	$ 174,181,997	$ 442,829,434
Receivable from manager	1,422	8,833	5,151
Receivable for Fund shares sold	129,104	22,111	881,877
Prepaid expenses and other assets	30,982	75,986	60,930
Total assets	264,170,801	174,288,927	443,777,392
Liabilities
Payable for Fund shares redeemed	68,959	147,884	107,706
Professional fees payable	24,951	21,623	25,347
Shareholder servicing fees payable	30,902	16,679	44,643
Administration fees payable	25,913	15,470	37,809
Trustees’ fees and expenses payable	2,339	2,339	2,324
Distribution fees payable	1,056	13	563
Accrued expenses and other liabilities	16,292	9,406	18,640
Total liabilities	170,412	213,414	237,032
Total net assets	$264,000,389	$174,075,513	$443,540,360
Net assets consist of
Paid-in capital	$ 227,113,852	$ 161,928,670	$ 397,103,279
Total distributable earnings	36,886,537	12,146,843	46,437,081
Total net assets	$264,000,389	$174,075,513	$443,540,360
Computation of net asset value and offering price per share
Net assets – Class A	$ 116,040,966	$ 75,128,448	$ 149,345,450
Shares outstanding – Class A1	10,167,167	14,502,849	12,521,472
Net asset value per share – Class A	$11.41	$5.18	$11.93
Maximum offering price per share – Class A2	$12.11	$5.50	$12.66
Net assets – Class C	$ 1,721,401	N/A	$ 922,170
Shares outstanding – Class C1	154,201	N/A	81,442
Net asset value per share – Class C	$11.16	N/A	$11.32
Net assets – Class R	$ 121,140	$ 79,247	$ 50,539
Shares outstanding – Class R1	10,706	15,476	4,199
Net asset value per share – Class R	$11.32	$5.12	$12.04
Net assets – Class R4	$ 14,456,445	$ 9,279,959	$ 27,569,214
Shares outstanding – Class R4[1]	1,220,836	1,771,789	2,241,387
Net asset value per share – Class R4	$11.84	$5.24	$12.30
Net assets – Class R6	$ 95,827,595	$ 82,618,007	$ 198,100,165
Shares outstanding – Class R6[1]	8,097,450	15,817,164	16,140,696
Net asset value per share – Class R6	$11.83	$5.22	$12.27
Net assets – Administrator Class	$ 35,832,842	$ 6,969,852	$ 67,552,822
Shares outstanding – Administrator Class[1]	3,050,913	1,317,365	5,492,105
Net asset value per share – Administrator Class	$11.74	$5.29	$12.30
Investments in affiliated Master Portfolios, at cost	$ 226,531,709	$ 158,051,755	$ 397,359,465
[1]	Each Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  65

Statements of assets and liabilities—February 28, 2022
	Target 2035 Fund	Target 2040 Fund	Target 2045 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 179,722,306	$ 430,619,607	$ 77,631,705
Receivable from manager	6,741	8,337	7,851
Receivable for Fund shares sold	8,709	487,064	13,730
Prepaid expenses and other assets	8,324	86,868	6,495
Total assets	179,746,080	431,201,876	77,659,781
Liabilities
Payable for Fund shares redeemed	650,317	397,944	11,369
Professional fees payable	24,212	25,517	23,828
Shareholder servicing fees payable	19,721	47,688	7,843
Administration fees payable	17,945	40,291	7,314
Trustees’ fees and expenses payable	2,333	2,411	2,581
Distribution fees payable	103	578	13
Accrued expenses and other liabilities	15,331	11,930	11,408
Total liabilities	729,962	526,359	64,356
Total net assets	$179,016,118	$430,675,517	$77,595,425
Net assets consist of
Paid-in capital	$ 161,683,101	$ 379,606,322	$ 68,843,162
Total distributable earnings	17,333,017	51,069,195	8,752,263
Total net assets	$179,016,118	$430,675,517	$77,595,425
Computation of net asset value and offering price per share
Net assets – Class A	$ 93,168,236	$ 174,822,216	$ 37,021,668
Shares outstanding – Class A1	12,730,924	12,176,919	4,675,427
Net asset value per share – Class A	$7.32	$14.36	$7.92
Maximum offering price per share – Class A2	$7.77	$15.24	$8.40
Net assets – Class C	N/A	$ 949,899	N/A
Shares outstanding – Class C1	N/A	75,803	N/A
Net asset value per share – Class C	N/A	$12.53	N/A
Net assets – Class R	$ 544,466	$ 91,350	$ 83,392
Shares outstanding – Class R1	73,702	6,339	10,214
Net asset value per share – Class R	$7.39	$14.41	$8.16
Net assets – Class R4	$ 7,475,532	$ 29,204,171	$ 3,917,089
Shares outstanding – Class R4[1]	1,017,263	1,941,779	491,088
Net asset value per share – Class R4	$7.35	$15.04	$7.98
Net assets – Class R6	$ 72,919,251	$ 167,170,135	$ 35,271,099
Shares outstanding – Class R6[1]	9,935,595	11,128,831	4,443,433
Net asset value per share – Class R6	$7.34	$15.02	$7.94
Net assets – Administrator Class	$ 4,908,633	$ 58,437,746	$ 1,302,177
Shares outstanding – Administrator Class[1]	660,101	3,898,383	160,579
Net asset value per share – Administrator Class	$7.44	$14.99	$8.11
Investments in affiliated Master Portfolios, at cost	$ 162,685,556	$ 381,616,955	$ 68,706,899
[1]	Each Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

66  |  Target Date Retirement Funds

Statements of assets and liabilities—February 28, 2022
	Target 2050 Fund	Target 2055 Fund	Target 2060 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 189,058,799	$ 25,187,824	$ 33,594,546
Receivable from manager	8,272	7,519	7,859
Receivable for Fund shares sold	401,915	19,303	214,034
Prepaid expenses and other assets	52,296	428	18,458
Total assets	189,521,282	25,215,074	33,834,897
Liabilities
Payable for Fund shares redeemed	1,540	100	19
Professional fees payable	25,059	25,010	24,323
Shareholder servicing fees payable	15,499	1,464	1,356
Administration fees payable	13,314	1,541	1,442
Trustees’ fees and expenses payable	1,836	1,907	1,319
Distribution fees payable	340	9	96
Accrued expenses and other liabilities	5,667	4,274	2,349
Total liabilities	63,255	34,305	30,904
Total net assets	$189,458,027	$25,180,769	$33,803,993
Net assets consist of
Paid-in capital	$ 164,879,330	$ 23,390,350	$ 30,627,914
Total distributable earnings	24,578,697	1,790,419	3,176,079
Total net assets	$189,458,027	$25,180,769	$33,803,993
Computation of net asset value and offering price per share
Net assets – Class A	$ 41,264,832	$ 5,676,071	$ 1,349,117
Shares outstanding – Class A1	5,842,878	460,270	104,318
Net asset value per share – Class A	$7.06	$12.33	$12.93
Maximum offering price per share – Class A2	$7.49	$13.08	$13.72
Net assets – Class C	$ 568,123	N/A	$ 147,449
Shares outstanding – Class C1	80,972	N/A	11,314
Net asset value per share – Class C	$7.02	N/A	$13.03
Net assets – Class R	$ 56,776	$ 63,620	$ 126,005
Shares outstanding – Class R1	7,936	5,256	9,886
Net asset value per share – Class R	$7.15	$12.10	$12.75
Net assets – Class R4	$ 13,214,701	$ 2,209,427	$ 2,815,215
Shares outstanding – Class R4[1]	1,851,916	178,062	212,447
Net asset value per share – Class R4	$7.14	$12.41	$13.25
Net assets – Class R6	$ 100,820,604	$ 16,282,366	$ 24,714,606
Shares outstanding – Class R6[1]	14,152,959	1,318,918	1,873,741
Net asset value per share – Class R6	$7.12	$12.35	$13.19
Net assets – Administrator Class	$ 33,532,991	$ 949,285	$ 4,651,601
Shares outstanding – Administrator Class[1]	4,723,992	76,345	357,716
Net asset value per share – Administrator Class	$7.10	$12.43	$13.00
Investments in affiliated Master Portfolios, at cost	$ 165,052,430	$ 23,373,010	$ 30,709,915
[1]	Each Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  67

Statements of operations—year ended February 28, 2022
	Target Today Fund	Target 2010 Fund	Target 2015 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 881,704	$ 848,596	$ 747,580
Dividends allocated from affiliated Master Portfolios*	298,773	286,371	323,141
Affiliated income allocated from affiliated Master Portfolios	910	876	794
Expenses allocated from affiliated Master Portfolios	(94,717)	(91,165)	(86,936)
Waivers allocated from affiliated Master Portfolios	45,322	43,662	40,486
Total investment income	1,131,992	1,088,340	1,025,065
Expenses
Management fee	54,201	52,122	49,417
Administration fees
Class A	70,396	67,078	62,967
Class C	606	312	N/A
Class R	74	51	44
Class R4	803	829	1,135
Class R6	3,838	3,740	4,153
Administrator Class	8,524	8,456	5,397
Shareholder servicing fees
Class A	83,806	79,855	74,955
Class C	714	370	N/A
Class R	88	61	52
Class R4	992	1,035	1,416
Administrator Class	16,385	16,231	10,368
Distribution fees
Class C	2,143	1,019	N/A
Class R	39	12	10
Custody and accounting fees	3,018	2,889	2,887
Professional fees	26,340	26,610	26,149
Registration fees	55,842	59,969	54,885
Shareholder report expenses	10,454	10,427	9,032
Trustees’ fees and expenses	20,005	20,004	20,004
Other fees and expenses	3,698	3,892	2,820
Total expenses	361,966	354,962	325,691
Less: Fee waivers and/or expense reimbursements
Fund-level	(145,254)	(149,041)	(143,210)
Class A	(7,978)	(6,235)	(7,533)
Class R4	(340)	(349)	(459)
Class R6	(3,838)	(3,740)	(4,153)
Administrator Class	(2,668)	(2,325)	(1,173)
Net expenses	201,888	193,272	169,163
Net investment income	930,104	895,068	855,902
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolios	2,983,158	2,829,229	3,568,049
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	(2,959,387)	(2,901,205)	(3,145,814)
Net realized and unrealized gains (losses) on investments	23,771	(71,976)	422,235
Net increase in net assets resulting from operations	$ 953,875	$ 823,092	$ 1,278,137
*Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$16,466	$15,794	$18,682
The accompanying notes are an integral part of these financial statements.

68  |  Target Date Retirement Funds

Statements of operations—year ended February 28, 2022
	Target 2020 Fund	Target 2025 Fund	Target 2030 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 4,138,972	$ 2,198,857	$ 4,241,648
Dividends allocated from affiliated Master Portfolios*	2,211,099	1,822,953	5,488,967
Affiliated income allocated from affiliated Master Portfolios	4,572	2,908	6,880
Expenses allocated from affiliated Master Portfolios	(526,450)	(343,428)	(834,961)
Waivers allocated from affiliated Master Portfolios	239,531	142,604	303,177
Total investment income	6,067,724	3,823,894	9,205,711
Expenses
Management fee	296,651	195,341	487,969
Administration fees
Class A	265,130	178,918	348,932
Class C	4,677	N/A	2,592
Class R	249	159	114
Class R4	13,061	9,982	24,419
Class R6	33,330	26,782	64,788
Administrator Class	52,815	10,812	96,250
Shareholder servicing fees
Class A	315,560	212,949	415,395
Class C	5,568	N/A	3,082
Class R	296	189	135
Class R4	16,309	12,438	30,489
Administrator Class	101,376	20,792	184,934
Distribution fees
Class C	16,704	N/A	9,248
Class R	247	156	85
Custody and accounting fees	7,676	6,507	11,382
Professional fees	26,767	34,854	28,024
Registration fees	54,370	56,131	51,256
Shareholder report expenses	11,759	9,297	11,308
Trustees’ fees and expenses	20,004	20,004	20,004
Other fees and expenses	3,293	9,915	3,080
Total expenses	1,245,842	805,226	1,793,486
Less: Fee waivers and/or expense reimbursements
Fund-level	(279,694)	(253,608)	(457,538)
Class A	(32,005)	(26,735)	(31,841)
Class C	(143)	N/A	0
Class R4	(5,982)	(4,282)	(9,605)
Class R6	(33,330)	(26,782)	(64,788)
Administrator Class	(14,827)	(2,937)	(23,210)
Net expenses	879,861	490,882	1,206,504
Net investment income	5,187,863	3,333,012	7,999,207
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolios	22,083,843	17,493,542	47,452,220
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	(18,881,368)	(13,836,970)	(35,779,806)
Net realized and unrealized gains (losses) on investments	3,202,475	3,656,572	11,672,414
Net increase in net assets resulting from operations	$ 8,390,338	$ 6,989,584	$ 19,671,621
*Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$132,779	$119,942	$391,145
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  69

Statements of operations—year ended February 28, 2022
	Target 2035 Fund	Target 2040 Fund	Target 2045 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 1,279,421	$ 1,996,526	$ 287,058
Dividends allocated from affiliated Master Portfolios*	2,651,137	7,146,756	1,481,009
Affiliated income allocated from affiliated Master Portfolios	2,535	5,109	902
Expenses allocated from affiliated Master Portfolios	(337,257)	(816,867)	(160,272)
Waivers allocated from affiliated Master Portfolios	107,499	250,378	48,429
Total investment income	3,703,335	8,581,902	1,657,126
Expenses
Management fee	199,639	467,394	89,957
Administration fees
Class A	209,536	398,284	85,994
Class C	N/A	2,516	N/A
Class R	1,107	195	169
Class R4	7,570	23,709	3,688
Class R6	25,351	55,348	12,692
Administrator Class	6,978	81,010	2,616
Shareholder servicing fees
Class A	249,440	474,147	102,374
Class C	N/A	2,992	N/A
Class R	1,317	232	201
Class R4	9,448	29,588	4,600
Administrator Class	13,408	155,646	5,026
Distribution fees
Class C	N/A	8,951	N/A
Class R	1,273	178	150
Custody and accounting fees	6,287	9,877	3,808
Professional fees	27,286	27,057	26,624
Registration fees	49,946	51,213	49,955
Shareholder report expenses	11,308	11,308	8,305
Trustees’ fees and expenses	20,004	20,004	20,004
Other fees and expenses	2,875	2,937	2,645
Total expenses	842,773	1,822,586	418,808
Less: Fee waivers and/or expense reimbursements
Fund-level	(268,110)	(496,139)	(187,740)
Class A	(24,722)	(25,301)	(8,383)
Class R4	(2,794)	(9,477)	(1,352)
Class R6	(25,117)	(55,348)	(12,353)
Administrator Class	(1,600)	(19,839)	(583)
Net expenses	520,430	1,216,482	208,397
Net investment income	3,182,905	7,365,420	1,448,729
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolios	21,584,003	54,322,970	11,993,355
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	(15,005,622)	(35,015,236)	(7,140,920)
Net realized and unrealized gains (losses) on investments	6,578,381	19,307,734	4,852,435
Net increase in net assets resulting from operations	$ 9,761,286	$ 26,673,154	$ 6,301,164
*Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$197,138	$541,706	$112,664
The accompanying notes are an integral part of these financial statements.

70  |  Target Date Retirement Funds

Statements of operations—year ended February 28, 2022
	Target 2050 Fund	Target 2055 Fund	Target 2060 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 450,287	$ 59,813	$ 70,526
Dividends allocated from affiliated Master Portfolios*	3,684,396	490,223	567,538
Affiliated income allocated from affiliated Master Portfolios	1,936	257	303
Expenses allocated from affiliated Master Portfolios	(383,284)	(51,045)	(59,870)
Waivers allocated from affiliated Master Portfolios	113,498	15,141	17,598
Total investment income	3,866,833	514,389	596,095
Expenses
Management fee	211,770	28,114	33,106
Administration fees
Class A	98,805	13,553	2,780
Class C	1,205	N/A	314
Class R	128	131	255
Class R4	11,458	1,962	2,299
Class R6	33,855	5,462	7,324
Administrator Class	47,987	1,220	5,493
Shareholder servicing fees
Class A	117,580	16,135	3,309
Class C	1,410	N/A	370
Class R	152	155	303
Class R4	14,310	2,449	2,872
Administrator Class	92,223	2,346	10,562
Distribution fees
Class C	4,191	N/A	954
Class R	106	91	249
Custody and accounting fees	4,833	2,180	2,239
Professional fees	26,276	21,257	21,053
Registration fees	50,979	46,219	46,246
Shareholder report expenses	8,086	9,198	10,644
Trustees’ fees and expenses	20,004	20,004	20,004
Other fees and expenses	2,859	2,100	2,100
Total expenses	748,217	172,576	172,476
Less: Fee waivers and/or expense reimbursements
Fund-level	(292,626)	(125,830)	(131,653)
Class A	(11,283)	(1,623)	(123)
Class R4	(5,075)	(836)	(943)
Class R6	(33,855)	(5,462)	(7,324)
Administrator Class	(13,012)	(338)	(1,355)
Net expenses	392,366	38,487	31,078
Net investment income	3,474,467	475,902	565,017
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolios	28,242,292	3,738,042	3,439,704
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	(16,622,109)	(2,210,461)	(2,071,160)
Net realized and unrealized gains (losses) on investments	11,620,183	1,527,581	1,368,544
Net increase in net assets resulting from operations	$ 15,094,650	$ 2,003,483	$ 1,933,561
*Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$283,927	$37,482	$43,592
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  71

Statements of changes in net assets
	Target Today Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 930,104		$ 1,085,739
Payment from affiliate		0		232
Net realized gains on investments		2,983,158		2,102,013
Net change in unrealized gains (losses) on investments		(2,959,387)		1,300,351
Net increase in net assets resulting from operations		953,875		4,488,335
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,668,428)		(1,849,673)
Class C		(16,430)		(17,442)
Class R		(2,799)		(1,633)
Class R4		(70,329)		(67,469)
Class R6		(1,015,761)		(932,804)
Administrator Class		(532,127)		(365,962)
Total distributions to shareholders		(4,305,874)		(3,234,983)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	94,885	878,155	80,722	735,729
Class C	124	1,200	1,821	15,854
Class R	166	1,581	224	2,008
Class R4	35,857	344,675	44,218	417,849
Class R6	199,476	1,919,031	742,714	6,935,641
Administrator Class	123,371	1,199,685	125,247	1,166,411
		4,344,327		9,273,492
Reinvestment of distributions
Class A	293,451	2,643,431	200,944	1,835,937
Class C	1,768	16,430	1,837	17,346
Class R	286	2,574	48	445
Class R4	7,547	70,329	7,259	67,469
Class R6	109,288	1,015,761	99,593	932,804
Administrator Class	57,183	532,127	38,905	365,962
		4,280,652		3,219,963
Payment for shares redeemed
Class A	(634,050)	(5,936,177)	(592,910)	(5,333,233)
Class C	(17,347)	(168,223)	(20,524)	(195,874)
Class R	(1)	(13)	(100)	(905)
Class R4	(64,054)	(631,337)	(203,299)	(1,914,307)
Class R6	(741,880)	(7,140,505)	(1,034,292)	(9,695,447)
Administrator Class	(168,159)	(1,632,142)	(207,110)	(1,928,847)
		(15,508,397)		(19,068,613)
Net decrease in net assets resulting from capital share transactions		(6,883,418)		(6,575,158)
Total decrease in net assets		(10,235,417)		(5,321,806)
Net assets
Beginning of period		58,844,907		64,166,713
End of period		$ 48,609,490		$ 58,844,907
The accompanying notes are an integral part of these financial statements.

72  |  Target Date Retirement Funds

Statements of changes in net assets
	Target 2010 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 895,068		$ 972,168
Payment from affiliate		0		230
Net realized gains on investments		2,829,229		2,195,529
Net change in unrealized gains (losses) on investments		(2,901,205)		1,196,047
Net increase in net assets resulting from operations		823,092		4,363,974
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,490,776)		(1,907,402)
Class C		(7,936)		(10,031)
Class R		(1,877)		(1,343)
Class R4		(76,918)		(55,548)
Class R6		(1,040,613)		(896,186)
Administrator Class		(507,182)		(419,295)
Total distributions to shareholders		(4,125,302)		(3,289,805)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	92,008	991,854	43,940	471,541
Class C	1,819	20,458	0	0
Class R4	13,079	143,900	37,514	408,231
Class R6	300,443	3,300,582	426,086	4,446,780
Administrator Class	54,448	599,396	193,123	2,096,991
		5,056,190		7,423,543
Reinvestment of distributions
Class A	235,822	2,478,196	178,092	1,897,873
Class C	745	7,936	927	10,031
Class R	159	1,662	0	0
Class R4	7,189	76,918	5,153	55,548
Class R6	97,237	1,037,557	82,981	893,979
Administrator Class	47,438	507,182	38,810	419,295
		4,109,451		3,276,726
Payment for shares redeemed
Class A	(414,865)	(4,532,957)	(383,736)	(4,024,830)
Class C	(12,773)	(140,548)	(38,108)	(400,749)
Class R4	(29,287)	(331,866)	(52,091)	(549,438)
Class R6	(467,259)	(5,134,771)	(601,407)	(6,480,246)
Administrator Class	(166,566)	(1,807,294)	(393,437)	(4,266,839)
		(11,947,436)		(15,722,102)
Net decrease in net assets resulting from capital share transactions		(2,781,795)		(5,021,833)
Total decrease in net assets		(6,084,005)		(3,947,664)
Net assets
Beginning of period		53,772,133		57,719,797
End of period		$ 47,688,128		$ 53,772,133
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  73

Statements of changes in net assets
	Target 2015 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 855,902		$ 1,027,552
Payment from affiliate		0		235
Net realized gains on investments		3,568,049		3,155,707
Net change in unrealized gains (losses) on investments		(3,145,814)		879,010
Net increase in net assets resulting from operations		1,278,137		5,062,504
Distributions to shareholders from
Net investment income and net realized gains
Class A		(3,036,918)		(2,710,492)
Class R		(2,078)		(1,668)
Class R4		(71,446)		(235,612)
Class R6		(1,387,146)		(1,543,540)
Administrator Class		(386,969)		(400,404)
Total distributions to shareholders		(4,884,557)		(4,891,716)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	66,153	465,858	100,048	720,560
Class R4	15,875	118,128	33,290	238,770
Class R6	155,871	1,148,885	373,588	2,636,879
Administrator Class	24,402	183,405	44,452	334,888
		1,916,276		3,931,097
Reinvestment of distributions
Class A	439,920	3,027,434	378,591	2,701,744
Class R	267	1,898	0	0
Class R4	10,133	71,446	32,931	235,612
Class R6	198,883	1,385,872	214,422	1,543,257
Administrator Class	54,266	386,969	54,416	400,404
		4,873,619		4,881,017
Payment for shares redeemed
Class A	(772,220)	(5,646,274)	(649,422)	(4,686,312)
Class R4	(309,558)	(2,318,020)	(515,654)	(3,615,358)
Class R6	(701,168)	(5,181,923)	(1,153,795)	(8,348,308)
Administrator Class	(173,029)	(1,322,837)	(207,165)	(1,565,630)
		(14,469,054)		(18,215,608)
Net decrease in net assets resulting from capital share transactions		(7,679,159)		(9,403,494)
Total decrease in net assets		(11,285,579)		(9,232,706)
Net assets
Beginning of period		53,359,728		62,592,434
End of period		$ 42,074,149		$ 53,359,728
The accompanying notes are an integral part of these financial statements.

74  |  Target Date Retirement Funds

Statements of changes in net assets
	Target 2020 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 5,187,863		$ 5,900,890
Payment from affiliate		0		1,288
Net realized gains on investments		22,083,843		14,655,254
Net change in unrealized gains (losses) on investments		(18,881,368)		12,245,584
Net increase in net assets resulting from operations		8,390,338		32,803,016
Distributions to shareholders from
Net investment income and net realized gains
Class A		(12,986,203)		(8,140,622)
Class C		(193,952)		(150,450)
Class R		(13,128)		(6,055)
Class R4		(1,699,197)		(1,006,480)
Class R6		(11,250,636)		(8,882,310)
Administrator Class		(3,975,015)		(2,778,219)
Total distributions to shareholders		(30,118,131)		(20,964,136)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	232,688	2,947,434	346,184	4,246,783
Class C	14,777	185,729	26,560	315,298
Class R	1,628	20,573	1,878	22,489
Class R4	271,616	3,542,649	210,197	2,598,110
Class R6	816,009	10,691,916	1,906,240	23,510,008
Administrator Class	165,525	2,136,925	511,984	6,343,899
		19,525,226		37,036,587
Reinvestment of distributions
Class A	1,058,846	12,709,295	642,857	8,013,839
Class C	16,612	193,952	12,341	150,199
Class R	1,104	13,128	368	4,544
Class R4	136,336	1,699,197	78,075	1,006,480
Class R6	902,140	11,246,778	688,993	8,877,675
Administrator Class	321,692	3,973,490	217,231	2,777,301
		29,835,840		20,830,038
Payment for shares redeemed
Class A	(1,340,905)	(17,039,103)	(1,850,190)	(22,034,120)
Class C	(91,010)	(1,136,232)	(62,035)	(740,133)
Class R	(457)	(5,256)	(3,871)	(46,873)
Class R4	(388,283)	(4,988,381)	(1,606,962)	(19,423,550)
Class R6	(3,056,116)	(39,828,003)	(5,108,977)	(63,985,150)
Administrator Class	(856,658)	(11,170,583)	(1,744,772)	(21,763,341)
		(74,167,558)		(127,993,167)
Net decrease in net assets resulting from capital share transactions		(24,806,492)		(70,126,542)
Total decrease in net assets		(46,534,285)		(58,287,662)
Net assets
Beginning of period		310,534,674		368,822,336
End of period		$264,000,389		$ 310,534,674
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  75

Statements of changes in net assets
	Target 2025 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 3,333,012		$ 3,667,037
Payment from affiliate		0		944
Net realized gains on investments		17,493,542		13,329,660
Net change in unrealized gains (losses) on investments		(13,836,970)		6,190,648
Net increase in net assets resulting from operations		6,989,584		23,188,289
Distributions to shareholders from
Net investment income and net realized gains
Class A		(9,986,205)		(8,621,196)
Class R		(9,726)		(6,306)
Class R4		(1,204,070)		(1,314,996)
Class R6		(11,199,958)		(9,074,248)
Administrator Class		(876,518)		(998,117)
Total distributions to shareholders		(23,276,477)		(20,014,863)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	517,573	3,051,714	663,066	3,720,868
Class R	3,481	19,358	2,138	11,753
Class R4	197,490	1,175,375	451,862	2,529,077
Class R6	2,806,730	16,660,827	3,144,713	17,976,012
Administrator Class	74,820	441,265	278,624	1,605,707
		21,348,539		25,843,417
Reinvestment of distributions
Class A	1,818,378	9,914,052	1,505,372	8,566,423
Class R	1,806	9,726	826	4,646
Class R4	217,883	1,204,070	228,509	1,314,996
Class R6	2,029,592	11,194,052	1,579,392	9,068,476
Administrator Class	157,350	876,518	172,149	998,117
		23,198,418		19,952,658
Payment for shares redeemed
Class A	(3,059,338)	(17,897,695)	(3,899,378)	(21,728,738)
Class R	(1,544)	(7,997)	(1,540)	(9,320)
Class R4	(958,799)	(5,899,718)	(4,777,769)	(26,009,147)
Class R6	(3,634,660)	(21,285,058)	(9,146,681)	(50,953,179)
Administrator Class	(699,686)	(4,234,597)	(545,131)	(3,118,857)
		(49,325,065)		(101,819,241)
Net decrease in net assets resulting from capital share transactions		(4,778,108)		(56,023,166)
Total decrease in net assets		(21,065,001)		(52,849,740)
Net assets
Beginning of period		195,140,514		247,990,254
End of period		$174,075,513		$ 195,140,514
The accompanying notes are an integral part of these financial statements.

76  |  Target Date Retirement Funds

Statements of changes in net assets
	Target 2030 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 7,999,207		$ 8,733,305
Payment from affiliate		0		3,159
Net realized gains on investments		47,452,220		26,170,367
Net change in unrealized gains (losses) on investments		(35,779,806)		38,087,349
Net increase in net assets resulting from operations		19,671,621		72,994,180
Distributions to shareholders from
Net investment income and net realized gains
Class A		(21,279,435)		(10,517,662)
Class C		(149,614)		(78,974)
Class R		(7,174)		(2,987)
Class R4		(3,887,281)		(1,837,612)
Class R6		(28,058,217)		(15,175,830)
Administrator Class		(9,333,233)		(4,608,933)
Total distributions to shareholders		(62,714,954)		(32,221,998)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	345,373	4,699,353	572,873	6,991,470
Class C	706	9,253	14,841	183,893
Class R	527	7,155	456	5,692
Class R4	304,294	4,269,851	383,360	4,720,967
Class R6	2,839,547	39,670,641	3,135,653	39,756,650
Administrator Class	616,706	8,423,950	823,421	10,474,295
		57,080,203		62,132,967
Reinvestment of distributions
Class A	1,669,444	20,974,099	793,584	10,362,362
Class C	12,617	149,614	6,367	78,974
Class R	567	7,174	110	1,449
Class R4	299,595	3,887,281	136,905	1,837,612
Class R6	2,164,073	28,047,149	1,130,909	15,158,456
Administrator Class	720,076	9,333,233	343,392	4,606,205
		62,398,550		32,045,058
Payment for shares redeemed
Class A	(2,039,641)	(27,685,353)	(2,306,439)	(28,387,423)
Class C	(41,363)	(524,707)	(89,198)	(1,069,559)
Class R	(708)	(9,141)	(381)	(4,876)
Class R4	(488,110)	(6,812,339)	(2,539,777)	(30,499,597)
Class R6	(5,027,600)	(70,058,409)	(6,747,642)	(86,685,937)
Administrator Class	(1,264,500)	(17,451,176)	(2,136,957)	(27,326,026)
		(122,541,125)		(173,973,418)
Net decrease in net assets resulting from capital share transactions		(3,062,372)		(79,795,393)
Total decrease in net assets		(46,105,705)		(39,023,211)
Net assets
Beginning of period		489,646,065		528,669,276
End of period		$ 443,540,360		$ 489,646,065
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  77

Statements of changes in net assets
	Target 2035 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 3,182,905		$ 3,341,135
Net realized gains on investments		21,584,003		11,824,917
Net change in unrealized gains (losses) on investments		(15,005,622)		16,907,374
Net increase in net assets resulting from operations		9,761,286		32,073,426
Distributions to shareholders from
Net investment income and net realized gains
Class A		(14,333,207)		(6,662,520)
Class R		(78,339)		(28,573)
Class R4		(1,235,145)		(619,169)
Class R6		(11,839,952)		(6,238,390)
Administrator Class		(690,208)		(434,432)
Total distributions to shareholders		(28,176,851)		(13,983,084)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	328,574	2,748,724	447,449	3,328,167
Class R	7,878	67,465	9,805	74,803
Class R4	157,884	1,351,017	314,819	2,325,964
Class R6	1,373,505	11,620,014	2,058,266	15,846,277
Administrator Class	138,036	1,140,424	207,923	1,548,358
		16,927,644		23,123,569
Reinvestment of distributions
Class A	1,849,426	14,261,613	828,620	6,639,395
Class R	10,077	78,339	3,342	26,990
Class R4	159,222	1,235,145	76,888	619,169
Class R6	1,525,591	11,831,401	774,596	6,234,838
Administrator Class	88,038	690,208	53,487	434,432
		28,096,706		13,954,824
Payment for shares redeemed
Class A	(1,367,569)	(11,430,669)	(2,268,927)	(17,269,904)
Class R	(113)	(879)	(55)	(457)
Class R4	(422,962)	(3,633,896)	(2,884,179)	(20,216,042)
Class R6	(3,098,966)	(26,454,202)	(4,753,456)	(35,987,408)
Administrator Class	(354,107)	(3,086,639)	(395,243)	(3,027,706)
		(44,606,285)		(76,501,517)
Net increase (decrease) in net assets resulting from capital share transactions		418,065		(39,423,124)
Total decrease in net assets		(17,997,500)		(21,332,782)
Net assets
Beginning of period		197,013,618		218,346,400
End of period		$179,016,118		$197,013,618
The accompanying notes are an integral part of these financial statements.

78  |  Target Date Retirement Funds

Statements of changes in net assets
	Target 2040 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 7,365,420		$ 7,552,641
Payment from affiliate		0		2,629
Net realized gains on investments		54,322,970		21,539,796
Net change in unrealized gains (losses) on investments		(35,015,236)		56,659,173
Net increase in net assets resulting from operations		26,673,154		85,754,239
Distributions to shareholders from
Net investment income and net realized gains
Class A		(29,212,244)		(9,265,919)
Class C		(180,029)		(68,726)
Class R		(15,112)		(3,801)
Class R4		(4,406,823)		(1,290,252)
Class R6		(26,986,588)		(10,676,990)
Administrator Class		(9,410,350)		(2,901,134)
Total distributions to shareholders		(70,211,146)		(24,206,822)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	294,313	4,870,548	339,262	4,963,022
Class C	1,918	28,423	5,358	64,860
Class R	961	16,113	623	9,430
Class R4	306,564	5,220,722	348,537	5,208,784
Class R6	1,572,536	27,330,573	2,412,772	35,549,867
Administrator Class	543,113	9,268,611	568,701	8,394,609
		46,734,990		54,190,572
Reinvestment of distributions
Class A	1,905,951	28,829,432	586,408	9,183,177
Class C	13,693	180,029	4,939	68,726
Class R	997	15,112	158	2,482
Class R4	277,701	4,406,823	79,166	1,290,252
Class R6	1,700,470	26,975,143	652,680	10,629,286
Administrator Class	595,809	9,410,345	178,642	2,901,134
		69,816,884		24,075,057
Payment for shares redeemed
Class A	(1,451,417)	(24,053,835)	(2,050,802)	(29,695,885)
Class C	(38,392)	(567,151)	(63,400)	(836,030)
Class R	(774)	(11,837)	(335)	(4,961)
Class R4	(248,054)	(4,428,115)	(1,701,279)	(23,627,917)
Class R6	(3,739,408)	(65,679,987)	(4,227,491)	(64,710,878)
Administrator Class	(743,385)	(12,783,453)	(1,603,259)	(24,051,707)
		(107,524,378)		(142,927,378)
Net increase (decrease) in net assets resulting from capital share transactions		9,027,496		(64,661,749)
Total decrease in net assets		(34,510,496)		(3,114,332)
Net assets
Beginning of period		465,186,013		468,300,345
End of period		$ 430,675,517		$ 465,186,013
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  79

Statements of changes in net assets
	Target 2045 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 1,448,729		$ 1,560,001
Payment from affiliate		0		1,213
Net realized gains on investments		11,993,355		6,061,969
Net change in unrealized gains (losses) on investments		(7,140,920)		9,911,775
Net increase in net assets resulting from operations		6,301,164		17,534,958
Distributions to shareholders from
Net investment income and net realized gains
Class A		(7,314,569)		(3,113,511)
Class R		(15,066)		(4,629)
Class R4		(758,511)		(344,653)
Class R6		(6,903,321)		(3,397,477)
Administrator Class		(244,109)		(225,225)
Total distributions to shareholders		(15,235,576)		(7,085,495)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	182,828	1,725,673	336,769	2,722,637
Class R	1,181	11,659	1,070	9,032
Class R4	102,561	1,010,253	138,594	1,094,312
Class R6	753,422	7,101,021	828,035	6,880,013
Administrator Class	17,750	172,191	84,013	692,188
		10,020,797		11,398,182
Reinvestment of distributions
Class A	874,900	7,307,028	351,390	3,112,534
Class R	1,753	15,066	305	2,767
Class R4	89,996	758,511	38,581	344,653
Class R6	821,516	6,897,606	381,803	3,396,567
Administrator Class	28,545	244,109	24,955	225,225
		15,222,320		7,081,746
Payment for shares redeemed
Class A	(818,692)	(7,739,001)	(1,553,097)	(13,213,704)
Class R	(20)	(195)	(46)	(369)
Class R4	(186,606)	(1,873,804)	(1,594,955)	(12,212,259)
Class R6	(1,792,788)	(17,764,903)	(2,443,844)	(20,330,961)
Administrator Class	(228,460)	(2,283,364)	(319,499)	(2,741,245)
		(29,661,267)		(48,498,538)
Net decrease in net assets resulting from capital share transactions		(4,418,150)		(30,018,610)
Total decrease in net assets		(13,352,562)		(19,569,147)
Net assets
Beginning of period		90,947,987		110,517,134
End of period		$ 77,595,425		$ 90,947,987
The accompanying notes are an integral part of these financial statements.

80  |  Target Date Retirement Funds

Statements of changes in net assets
	Target 2050 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 3,474,467		$ 3,505,946
Payment from affiliate		0		1,129
Net realized gains on investments		28,242,292		13,003,988
Net change in unrealized gains (losses) on investments		(16,622,109)		27,474,660
Net increase in net assets resulting from operations		15,094,650		43,985,723
Distributions to shareholders from
Net investment income and net realized gains
Class A		(8,031,369)		(2,980,615)
Class C		(87,157)		(28,351)
Class R		(11,135)		(2,812)
Class R4		(2,460,918)		(801,873)
Class R6		(18,973,768)		(8,125,216)
Administrator Class		(6,467,893)		(2,287,576)
Total distributions to shareholders		(36,032,240)		(14,226,443)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	263,939	2,226,470	465,519	3,204,263
Class C	13,911	99,529	15,091	114,883
Class R	1,571	13,424	1,574	11,377
Class R4	298,421	2,501,935	412,204	2,904,688
Class R6	2,598,705	21,852,666	3,622,150	25,560,400
Administrator Class	692,617	5,646,506	975,411	6,766,776
		32,340,530		38,562,387
Reinvestment of distributions
Class A	1,072,780	7,985,509	383,371	2,968,211
Class C	11,858	87,157	3,624	27,790
Class R	1,480	11,135	179	1,397
Class R4	326,747	2,460,918	102,485	801,873
Class R6	2,518,093	18,957,784	1,039,019	8,118,912
Administrator Class	864,302	6,467,893	294,033	2,287,576
		35,970,396		14,205,759
Payment for shares redeemed
Class A	(1,320,152)	(10,942,349)	(1,797,194)	(12,724,307)
Class C	(21,476)	(181,667)	(17,165)	(116,624)
Class R	(1,373)	(10,322)	(849)	(6,836)
Class R4	(361,721)	(3,092,040)	(1,494,754)	(10,046,952)
Class R6	(5,583,922)	(47,503,026)	(5,476,026)	(40,564,559)
Administrator Class	(1,272,352)	(10,438,684)	(2,493,770)	(17,786,533)
		(72,168,088)		(81,245,811)
Net decrease in net assets resulting from capital share transactions		(3,857,162)		(28,477,665)
Total increase (decrease) in net assets		(24,794,752)		1,281,615
Net assets
Beginning of period		214,252,779		212,971,164
End of period		$189,458,027		$214,252,779
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  81

Statements of changes in net assets
	Target 2055 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 475,902		$ 505,196
Payment from affiliate		0		293
Net realized gains on investments		3,738,042		810,403
Net change in unrealized gains (losses) on investments		(2,210,461)		4,362,619
Net increase in net assets resulting from operations		2,003,483		5,678,511
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,012,901)		(105,670)
Class R		(11,388)		(890)
Class R4		(409,248)		(37,204)
Class R6		(3,009,381)		(421,300)
Administrator Class		(161,953)		(16,119)
Total distributions to shareholders		(4,604,871)		(581,183)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	42,800	620,774	99,848	1,206,020
Class R	459	6,693	452	5,365
Class R4	49,528	737,032	107,507	1,193,459
Class R6	309,734	4,540,572	412,277	4,951,813
Administrator Class	15,454	225,454	33,039	415,736
		6,130,525		7,772,393
Reinvestment of distributions
Class A	77,883	1,011,034	7,798	105,256
Class R	894	11,388	23	324
Class R4	31,275	409,248	2,744	37,204
Class R6	230,824	3,008,171	31,222	421,190
Administrator Class	12,364	161,953	1,186	16,119
		4,601,794		580,093
Payment for shares redeemed
Class A	(127,714)	(1,936,401)	(279,475)	(3,468,376)
Class R	(8)	(102)	(192)	(2,334)
Class R4	(57,579)	(861,475)	(580,265)	(6,276,695)
Class R6	(439,391)	(6,614,138)	(899,474)	(11,302,117)
Administrator Class	(21,291)	(317,374)	(29,674)	(366,834)
		(9,729,490)		(21,416,356)
Net increase (decrease) in net assets resulting from capital share transactions		1,002,829		(13,063,870)
Total decrease in net assets		(1,598,559)		(7,966,542)
Net assets
Beginning of period		26,779,328		34,745,870
End of period		$25,180,769		$ 26,779,328
The accompanying notes are an integral part of these financial statements.

82  |  Target Date Retirement Funds

Statements of changes in net assets
	Target 2060 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 565,017		$ 445,781
Payment from affiliate		0		2,213
Net realized gains on investments		3,439,704		687,372
Net change in unrealized gains (losses) on investments		(2,071,160)		4,796,628
Net increase in net assets resulting from operations		1,933,561		5,931,994
Distributions to shareholders from
Net investment income and net realized gains
Class A		(162,163)		(15,716)
Class C		(18,237)		(748)
Class R		(16,134)		(1,350)
Class R4		(344,838)		(39,751)
Class R6		(3,234,391)		(392,092)
Administrator Class		(620,438)		(44,475)
Total distributions to shareholders		(4,396,201)		(494,132)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	40,167	590,823	64,571	729,623
Class C	872	12,816	658	8,105
Class R	1,484	21,619	1,600	18,691
Class R4	54,775	813,587	64,992	787,588
Class R6	673,836	10,036,108	773,445	9,228,133
Administrator Class	222,369	3,240,426	144,201	1,711,581
		14,715,379		12,483,721
Reinvestment of distributions
Class A	11,908	162,052	1,159	15,554
Class C	1,335	18,237	44	585
Class R	1,204	16,134	72	960
Class R4	24,700	344,838	2,887	39,563
Class R6	232,321	3,231,196	28,726	391,836
Administrator Class	45,302	620,438	3,284	44,308
		4,392,895		492,806
Payment for shares redeemed
Class A	(32,299)	(489,699)	(66,312)	(769,594)
Class C	(447)	(6,803)	(3,543)	(44,720)
Class R	(326)	(4,868)	(130)	(1,501)
Class R4	(44,712)	(701,198)	(87,050)	(1,064,340)
Class R6	(563,378)	(8,403,912)	(608,658)	(7,729,465)
Administrator Class	(143,435)	(2,076,347)	(229,454)	(2,606,292)
		(11,682,827)		(12,215,912)
Net increase in net assets resulting from capital share transactions		7,425,447		760,615
Total increase in net assets		4,962,807		6,198,477
Net assets
Beginning of period		28,841,186		22,642,709
End of period		$ 33,803,993		$ 28,841,186
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  83

Financial highlights
Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class A	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$9.23	$9.04	$8.66	$8.97	$10.56
Net investment income	0.15	0.14	0.19	0.19	0.17
Net realized and unrealized gains (losses) on investments	(0.02)	0.55	0.47	0.07	0.13
Total from investment operations	0.13	0.69	0.66	0.26	0.30
Distributions to shareholders from
Net investment income	(0.15)	(0.17)	(0.20)	(0.21)	(0.08)
Net realized gains	(0.63)	(0.33)	(0.08)	(0.36)	(1.81)
Total distributions to shareholders	(0.78)	(0.50)	(0.28)	(0.57)	(1.89)
Net asset value, end of period	$8.58	$9.23	$9.04	$8.66	$8.97
Total return[2]	1.10%	7.70%	7.64%	3.09%	2.54%
Ratios to average net assets (annualized)*
Gross expenses	0.87%	0.96%	0.98%	0.93%	0.87%
Net expenses	0.58%	0.59%	0.63%	0.65%	0.69%
Net investment income	1.60%	1.65%	2.16%	2.21%	1.59%
Supplemental data
Portfolio turnover rate[3]	105%	79%	37%	45%	80%
Net assets, end of period (000s omitted)	$30,220	$34,779	$36,878	$37,865	$47,030

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%

[1]	Year ended February 29
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

84  |  Target Date Retirement Funds

Financial highlights
Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class C	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$9.52	$9.30	$8.89	$9.18	$10.77
Net investment income	0.08 [2]	0.09 [2]	0.14 [2]	0.14 [2]	0.10
Net realized and unrealized gains (losses) on investments	(0.02)	0.55	0.47	0.06	0.13
Total from investment operations	0.06	0.64	0.61	0.20	0.23
Distributions to shareholders from
Net investment income	(0.07)	(0.09)	(0.12)	(0.13)	(0.01)
Net realized gains	(0.63)	(0.33)	(0.08)	(0.36)	(1.81)
Total distributions to shareholders	(0.70)	(0.42)	(0.20)	(0.49)	(1.82)
Net asset value, end of period	$8.88	$9.52	$9.30	$8.89	$9.18
Total return[3]	0.29%	6.92%	6.80%	2.31%	1.76%
Ratios to average net assets (annualized)*
Gross expenses	1.61%	1.70%	1.73%	1.68%	1.62%
Net expenses	1.35%	1.36%	1.39%	1.40%	1.44%
Net investment income	0.84%	0.93%	1.46%	1.50%	0.83%
Supplemental data
Portfolio turnover rate[4]	105%	79%	37%	45%	80%
Net assets, end of period (000s omitted)	$218	$380	$529	$923	$2,250

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.09%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  85

Financial highlights
Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$9.26	$9.00	$8.62	$8.94	$10.53
Net investment income	0.13	0.13	0.17	0.17	0.14
Payment from affiliate	0.00	0.06	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.02)	0.54	0.46	0.06	0.14
Total from investment operations	0.11	0.73	0.63	0.23	0.28
Distributions to shareholders from
Net investment income	(0.12)	(0.14)	(0.17)	(0.19)	(0.06)
Net realized gains	(0.63)	(0.33)	(0.08)	(0.36)	(1.81)
Total distributions to shareholders	(0.75)	(0.47)	(0.25)	(0.55)	(1.87)
Net asset value, end of period	$8.62	$9.26	$9.00	$8.62	$8.94
Total return	0.91%	8.18% [2]	7.35%	2.72%	2.31%
Ratios to average net assets (annualized)*
Gross expenses	0.98%	1.08%	1.23%	1.16%	1.13%
Net expenses	0.85%	0.86%	0.90%	0.89%	0.94%
Net investment income	1.32%	1.38%	1.88%	1.96%	1.36%
Supplemental data
Portfolio turnover rate[3]	105%	79%	37%	45%	80%
Net assets, end of period (000s omitted)	$35	$33	$31	$28	$29

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.08%
Year ended February 28, 2021	0.09%
Year ended February 29, 2020	0.17%
Year ended February 28, 2019	0.11%
Year ended February 28, 2018	0.16%

[1]	Year ended February 29
[2]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had a 0.75% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

86  |  Target Date Retirement Funds

Financial highlights
Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R4	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$9.49	$9.29	$8.89	$9.20	$10.81
Net investment income	0.18 [2]	0.19 [2]	0.23 [2]	0.24 [2]	0.17 [2]
Net realized and unrealized gains (losses) on investments	(0.02)	0.54	0.48	0.05	0.13
Total from investment operations	0.16	0.73	0.71	0.29	0.30
Distributions to shareholders from
Net investment income	(0.18)	(0.20)	(0.23)	(0.24)	(0.10)
Net realized gains	(0.63)	(0.33)	(0.08)	(0.36)	(1.81)
Total distributions to shareholders	(0.81)	(0.53)	(0.31)	(0.60)	(1.91)
Net asset value, end of period	$8.84	$9.49	$9.29	$8.89	$9.20
Total return	1.37%	7.98%	7.98%	3.35%	2.46%
Ratios to average net assets (annualized)*
Gross expenses	0.59%	0.69%	0.70%	0.67%	0.60%
Net expenses	0.29%	0.30%	0.34%	0.34%	0.44%
Net investment income	1.91%	2.02%	2.46%	2.62%	1.54%
Supplemental data
Portfolio turnover rate[3]	105%	79%	37%	45%	80%
Net assets, end of period (000s omitted)	$793	$1,047	$2,437	$2,825	$12,858

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.16%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  87

Financial highlights
Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R6	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$9.48	$9.28	$8.88	$9.19	$10.78
Net investment income	0.20 [2]	0.20 [2]	0.24 [2]	0.25 [2]	0.21 [2]
Net realized and unrealized gains (losses) on investments	(0.02)	0.54	0.48	0.06	0.15
Total from investment operations	0.18	0.74	0.72	0.31	0.36
Distributions to shareholders from
Net investment income	(0.20)	(0.21)	(0.24)	(0.26)	(0.14)
Net realized gains	(0.63)	(0.33)	(0.08)	(0.36)	(1.81)
Total distributions to shareholders	(0.83)	(0.54)	(0.32)	(0.62)	(1.95)
Net asset value, end of period	$8.83	$9.48	$9.28	$8.88	$9.19
Total return	1.54%	8.10%	8.16%	3.52%	2.99%
Ratios to average net assets (annualized)*
Gross expenses	0.44%	0.53%	0.55%	0.51%	0.44%
Net expenses	0.14%	0.15%	0.19%	0.19%	0.24%
Net investment income	2.05%	2.10%	2.60%	2.72%	1.99%
Supplemental data
Portfolio turnover rate[3]	105%	79%	37%	45%	80%
Net assets, end of period (000s omitted)	$10,917	$15,827	$17,264	$17,013	$40,511

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

88  |  Target Date Retirement Funds

Financial highlights
Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28
Administrator Class	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$9.51	$9.30	$8.90	$9.21	$10.78
Net investment income	0.17	0.15	0.21 [2]	0.22 [2]	0.18
Net realized and unrealized gains (losses) on investments	(0.03)	0.57	0.48	0.05	0.15
Total from investment operations	0.14	0.72	0.69	0.27	0.33
Distributions to shareholders from
Net investment income	(0.16)	(0.18)	(0.21)	(0.22)	(0.09)
Net realized gains	(0.63)	(0.33)	(0.08)	(0.36)	(1.81)
Total distributions to shareholders	(0.79)	(0.51)	(0.29)	(0.58)	(1.90)
Net asset value, end of period	$8.86	$9.51	$9.30	$8.90	$9.21
Total return	1.16%	7.81%	7.76%	3.11%	2.77%
Ratios to average net assets (annualized)*
Gross expenses	0.79%	0.87%	0.90%	0.86%	0.79%
Net expenses	0.48%	0.49%	0.53%	0.54%	0.59%
Net investment income	1.69%	1.75%	2.29%	2.38%	1.66%
Supplemental data
Portfolio turnover rate[3]	105%	79%	37%	45%	80%
Net assets, end of period (000s omitted)	$6,427	$6,779	$7,029	$9,597	$24,351

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  89

Financial highlights
Target 2010 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class A	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$10.74	$10.55	$10.13	$10.72	$12.41
Net investment income	0.18	0.18	0.23 [2]	0.23 [2]	0.19
Net realized and unrealized gains (losses) on investments	(0.03)	0.65	0.53	0.07	0.22
Total from investment operations	0.15	0.83	0.76	0.30	0.41
Distributions to shareholders from
Net investment income	(0.17)	(0.19)	(0.23)	(0.27)	(0.04)
Net realized gains	(0.71)	(0.45)	(0.11)	(0.62)	(2.06)
Total distributions to shareholders	(0.88)	(0.64)	(0.34)	(0.89)	(2.10)
Net asset value, end of period	$10.01	$10.74	$10.55	$10.13	$10.72
Total return[3]	1.16%	8.04%	7.57%	3.03%	3.04%
Ratios to average net assets (annualized)*
Gross expenses	0.89%	1.00%	1.00%	0.91%	0.87%
Net expenses	0.58%	0.59%	0.63%	0.65%	0.70%
Net investment income	1.59%	1.64%	2.15%	2.20%	1.58%
Supplemental data
Portfolio turnover rate[4]	106%	79%	37%	45%	79%
Net assets, end of period (000s omitted)	$29,290	$32,376	$33,505	$35,777	$51,677

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

90  |  Target Date Retirement Funds

Financial highlights
Target 2010 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class C	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$10.90	$10.67	$10.24	$10.82	$12.56
Net investment income	0.10 [2]	0.11 [2]	0.15 [2]	0.16 [2]	0.13
Net realized and unrealized gains (losses) on investments	(0.04)	0.66	0.54	0.06	0.19
Total from investment operations	0.06	0.77	0.69	0.22	0.32
Distributions to shareholders from
Net investment income	(0.08)	(0.09)	(0.15)	(0.18)	0.00
Net realized gains	(0.71)	(0.45)	(0.11)	(0.62)	(2.06)
Total distributions to shareholders	(0.79)	(0.54)	(0.26)	(0.80)	(2.06)
Net asset value, end of period	$10.17	$10.90	$10.67	$10.24	$10.82
Total return[3]	0.30%	7.29%	6.70%	2.25%	2.25%
Ratios to average net assets (annualized)*
Gross expenses	1.57%	1.74%	1.75%	1.65%	1.62%
Net expenses	1.35%	1.36%	1.39%	1.40%	1.45%
Net investment income	0.87%	0.99%	1.40%	1.47%	0.83%
Supplemental data
Portfolio turnover rate[4]	106%	79%	37%	45%	79%
Net assets, end of period (000s omitted)	$67	$183	$576	$735	$1,323

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.09%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  91

Financial highlights
Target 2010 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$10.76	$10.46	$10.04	$10.63	$12.33
Net investment income	0.16	0.15	0.20	0.20	0.16
Payment from affiliate	0.00	0.10	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.03)	0.66	0.53	0.07	0.22
Total from investment operations	0.13	0.91	0.73	0.27	0.38
Distributions to shareholders from
Net investment income	(0.14)	(0.16)	(0.20)	(0.24)	(0.02)
Net realized gains	(0.71)	(0.45)	(0.11)	(0.62)	(2.06)
Total distributions to shareholders	(0.85)	(0.61)	(0.31)	(0.86)	(2.08)
Net asset value, end of period	$10.04	$10.76	$10.46	$10.04	$10.63
Total return	0.94%	8.83% [2]	7.29%	2.82%	2.75%
Ratios to average net assets (annualized)*
Gross expenses	0.93%	1.07%	1.24%	1.14%	1.13%
Net expenses	0.84%	0.85%	0.90%	0.90%	0.96%
Net investment income	1.35%	1.38%	1.87%	1.94%	1.32%
Supplemental data
Portfolio turnover rate[3]	106%	79%	37%	45%	79%
Net assets, end of period (000s omitted)	$24	$24	$23	$22	$23

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.09%
Year ended February 29, 2020	0.20%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.16%

[1]	Year ended February 29
[2]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had a 1.06% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

92  |  Target Date Retirement Funds

Financial highlights
Target 2010 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R4	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$10.90	$10.70	$10.27	$10.86	$12.55
Net investment income	0.21 [2]	0.21 [2]	0.27 [2]	0.29 [2]	0.23 [2]
Net realized and unrealized gains (losses) on investments	(0.03)	0.67	0.54	0.04	0.22
Total from investment operations	0.18	0.88	0.81	0.33	0.45
Distributions to shareholders from
Net investment income	(0.20)	(0.23)	(0.27)	(0.30)	(0.08)
Net realized gains	(0.71)	(0.45)	(0.11)	(0.62)	(2.06)
Total distributions to shareholders	(0.91)	(0.68)	(0.38)	(0.92)	(2.14)
Net asset value, end of period	$10.17	$10.90	$10.70	$10.27	$10.86
Total return	1.44%	8.37%	7.90%	3.35%	3.30%
Ratios to average net assets (annualized)*
Gross expenses	0.61%	0.72%	0.72%	0.66%	0.59%
Net expenses	0.29%	0.30%	0.34%	0.34%	0.41%
Net investment income	1.90%	1.94%	2.50%	2.65%	1.83%
Supplemental data
Portfolio turnover rate[3]	106%	79%	37%	45%	79%
Net assets, end of period (000s omitted)	$910	$1,074	$1,155	$1,825	$17,218

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  93

Financial highlights
Target 2010 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R6	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$10.88	$10.68	$10.25	$10.84	$12.54
Net investment income	0.25	0.26	0.28 [2]	0.29 [2]	0.25 [2]
Net realized and unrealized gains (losses) on investments	(0.05)	0.63	0.54	0.06	0.22
Total from investment operations	0.20	0.89	0.82	0.35	0.47
Distributions to shareholders from
Net investment income	(0.22)	(0.24)	(0.28)	(0.32)	(0.11)
Net realized gains	(0.71)	(0.45)	(0.11)	(0.62)	(2.06)
Total distributions to shareholders	(0.93)	(0.69)	(0.39)	(0.94)	(2.17)
Net asset value, end of period	$10.15	$10.88	$10.68	$10.25	$10.84
Total return	1.60%	8.54%	8.07%	3.53%	3.42%
Ratios to average net assets (annualized)*
Gross expenses	0.46%	0.57%	0.57%	0.48%	0.44%
Net expenses	0.14%	0.15%	0.19%	0.19%	0.25%
Net investment income	2.04%	2.08%	2.61%	2.71%	2.00%
Supplemental data
Portfolio turnover rate[3]	106%	79%	37%	45%	79%
Net assets, end of period (000s omitted)	$11,779	$13,387	$14,128	$16,789	$40,332

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

94  |  Target Date Retirement Funds

Financial highlights
Target 2010 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Administrator Class	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$10.91	$10.71	$10.27	$10.86	$12.55
Net investment income	0.19 [2]	0.19 [2]	0.24 [2]	0.26 [2]	0.21 [2]
Net realized and unrealized gains (losses) on investments	(0.03)	0.66	0.55	0.05	0.21
Total from investment operations	0.16	0.85	0.79	0.31	0.42
Distributions to shareholders from
Net investment income	(0.18)	(0.20)	(0.24)	(0.28)	(0.05)
Net realized gains	(0.71)	(0.45)	(0.11)	(0.62)	(2.06)
Total distributions to shareholders	(0.89)	(0.65)	(0.35)	(0.90)	(2.11)
Net asset value, end of period	$10.18	$10.91	$10.71	$10.27	$10.86
Total return	1.24%	8.13%	7.77%	3.08%	3.09%
Ratios to average net assets (annualized)*
Gross expenses	0.81%	0.92%	0.92%	0.83%	0.79%
Net expenses	0.49%	0.50%	0.54%	0.54%	0.59%
Net investment income	1.69%	1.76%	2.29%	2.37%	1.68%
Supplemental data
Portfolio turnover rate[3]	106%	79%	37%	45%	79%
Net assets, end of period (000s omitted)	$5,618	$6,728	$8,332	$12,382	$32,634

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.15%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  95

Financial highlights
Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class A	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$7.19	$7.17	$7.04	$7.88	$10.12
Net investment income	0.11	0.12	0.16 [2]	0.16	0.15
Net realized and unrealized gains (losses) on investments	0.03	0.54	0.34	0.06	0.27
Total from investment operations	0.14	0.66	0.50	0.22	0.42
Distributions to shareholders from
Net investment income	(0.12)	(0.13)	(0.16)	(0.17)	(0.02)
Net realized gains	(0.67)	(0.51)	(0.21)	(0.89)	(2.64)
Total distributions to shareholders	(0.79)	(0.64)	(0.37)	(1.06)	(2.66)
Net asset value, end of period	$6.54	$7.19	$7.17	$7.04	$7.88
Total return[3]	1.52%	9.40%	7.18%	3.17%	3.72%
Ratios to average net assets (annualized)*
Gross expenses	0.89%	0.97%	0.96%	0.90%	0.86%
Net expenses	0.57%	0.58%	0.62%	0.65%	0.71%
Net investment income	1.59%	1.63%	2.13%	2.16%	1.65%
Supplemental data
Portfolio turnover rate[4]	103%	80%	36%	44%	76%
Net assets, end of period (000s omitted)	$26,940	$31,496	$32,650	$36,236	$42,542

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.16%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

96  |  Target Date Retirement Funds

Financial highlights
Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$7.46	$7.33	$7.19	$8.02	$10.26
Net investment income	0.10	0.10	0.14	0.15	0.13
Payment from affiliate	0.00	0.09	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.03	0.56	0.35	0.05	0.27
Total from investment operations	0.13	0.75	0.49	0.20	0.40
Distributions to shareholders from
Net investment income	(0.09)	(0.11)	(0.14)	(0.14)	(0.00) [2]
Net realized gains	(0.67)	(0.51)	(0.21)	(0.89)	(2.64)
Total distributions to shareholders	(0.76)	(0.62)	(0.35)	(1.03)	(2.64)
Net asset value, end of period	$6.83	$7.46	$7.33	$7.19	$8.02
Total return	1.41%	10.33% [3]	6.80%	2.98%	3.52%
Ratios to average net assets (annualized)*
Gross expenses	0.93%	1.04%	1.19%	1.14%	1.12%
Net expenses	0.84%	0.85%	0.90%	0.90%	0.96%
Net investment income	1.33%	1.36%	1.83%	1.91%	1.41%
Supplemental data
Portfolio turnover rate[4]	103%	80%	36%	44%	76%
Net assets, end of period (000s omitted)	$20	$20	$20	$20	$22

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.19%
Year ended February 28, 2019	0.12%
Year ended February 28, 2018	0.17%

[1]	Year ended February 29
[2]	Amount is less than $0.005.
[3]	During the year ended Febuary 28, 2021, the Fund received a payment from an affiliate which had a 1.28% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  97

Financial highlights
Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R4	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$7.25	$7.24	$7.10	$7.94	$10.16
Net investment income	0.14 [2]	0.15 [2]	0.18 [2]	0.21 [2]	0.19 [2]
Net realized and unrealized gains (losses) on investments	0.03	0.53	0.35	0.03	0.26
Total from investment operations	0.17	0.68	0.53	0.24	0.45
Distributions to shareholders from
Net investment income	(0.14)	(0.16)	(0.18)	(0.19)	(0.03)
Net realized gains	(0.67)	(0.51)	(0.21)	(0.89)	(2.64)
Total distributions to shareholders	(0.81)	(0.67)	(0.39)	(1.08)	(2.67)
Net asset value, end of period	$6.61	$7.25	$7.24	$7.10	$7.94
Total return	2.03%	9.58%	7.57%	3.50%	4.05%
Ratios to average net assets (annualized)*
Gross expenses	0.61%	0.70%	0.67%	0.60%	0.59%
Net expenses	0.29%	0.30%	0.34%	0.34%	0.41%
Net investment income	1.95%	2.05%	2.42%	2.62%	1.91%
Supplemental data
Portfolio turnover rate[3]	103%	80%	36%	44%	76%
Net assets, end of period (000s omitted)	$500	$2,605	$5,853	$7,352	$43,346

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.16%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

98  |  Target Date Retirement Funds

Financial highlights
Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R6	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$7.26	$7.24	$7.10	$7.94	$10.15
Net investment income	0.15 [2]	0.25	0.19 [2]	0.21 [2]	0.25
Net realized and unrealized gains (losses) on investments	0.02	0.44	0.35	0.04	0.22
Total from investment operations	0.17	0.69	0.54	0.25	0.47
Distributions to shareholders from
Net investment income	(0.15)	(0.16)	(0.19)	(0.20)	(0.04)
Net realized gains	(0.67)	(0.51)	(0.21)	(0.89)	(2.64)
Total distributions to shareholders	(0.82)	(0.67)	(0.40)	(1.09)	(2.68)
Net asset value, end of period	$6.61	$7.26	$7.24	$7.10	$7.94
Total return	1.98%	9.82%	7.74%	3.65%	4.27%
Ratios to average net assets (annualized)*
Gross expenses	0.46%	0.54%	0.52%	0.46%	0.44%
Net expenses	0.14%	0.15%	0.19%	0.19%	0.26%
Net investment income	2.04%	2.09%	2.62%	2.67%	2.08%
Supplemental data
Portfolio turnover rate[3]	103%	80%	36%	44%	76%
Net assets, end of period (000s omitted)	$11,079	$14,671	$18,725	$31,174	$61,265

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.16%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  99

Financial highlights
Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Administrator Class	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$7.42	$7.38	$7.24	$8.07	$10.29
Net investment income	0.13 [2]	0.13 [2]	0.17 [2]	0.19 [2]	0.18 [2]
Net realized and unrealized gains (losses) on investments	0.02	0.56	0.35	0.04	0.26
Total from investment operations	0.15	0.69	0.52	0.23	0.44
Distributions to shareholders from
Net investment income	(0.12)	(0.14)	(0.17)	(0.17)	(0.02)
Net realized gains	(0.67)	(0.51)	(0.21)	(0.89)	(2.64)
Total distributions to shareholders	(0.79)	(0.65)	(0.38)	(1.06)	(2.66)
Net asset value, end of period	$6.78	$7.42	$7.38	$7.24	$8.07
Total return	1.70%	9.51%	7.20%	3.33%	3.89%
Ratios to average net assets (annualized)*
Gross expenses	0.81%	0.89%	0.87%	0.81%	0.77%
Net expenses	0.49%	0.50%	0.54%	0.54%	0.60%
Net investment income	1.68%	1.74%	2.24%	2.33%	1.76%
Supplemental data
Portfolio turnover rate[3]	103%	80%	36%	44%	76%
Net assets, end of period (000s omitted)	$3,534	$4,568	$5,345	$6,821	$15,886

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.16%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

100  |  Target Date Retirement Funds

Financial highlights
Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class A	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$12.46	$11.98	$11.64	$12.55	$14.87
Net investment income	0.19	0.17	0.25 [2]	0.26	0.24
Payment from affiliate	0.00	0.00 [3]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.13	1.13	0.51	0.06	0.61
Total from investment operations	0.32	1.30	0.76	0.32	0.85
Distributions to shareholders from
Net investment income	(0.20)	(0.23)	(0.27)	(0.41)	0.00
Net realized gains	(1.17)	(0.59)	(0.15)	(0.82)	(3.17)
Total distributions to shareholders	(1.37)	(0.82)	(0.42)	(1.23)	(3.17)
Net asset value, end of period	$11.41	$12.46	$11.98	$11.64	$12.55
Total return[4]	2.13%	10.93% [5]	6.53%	3.12%	5.40%
Ratios to average net assets (annualized)*
Gross expenses	0.70%	0.73%	0.75%	0.75%	0.79%
Net expenses	0.58%	0.59%	0.63%	0.65%	0.71%
Net investment income	1.56%	1.61%	2.08%	2.14%	1.74%
Supplemental data
Portfolio turnover rate[6]	100%	80%	36%	43%	73%
Net assets, end of period (000s omitted)	$116,041	$127,258	$132,755	$147,196	$199,069

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.16%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Total return calculations do not include any sales charges.
[5]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[6]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  101

Financial highlights
Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class C	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$12.20	$11.75	$11.41	$12.31	$14.75
Net investment income	0.10 [2]	0.06	0.16 [2]	0.17 [2]	0.13
Net realized and unrealized gains (losses) on investments	0.12	1.12	0.50	0.06	0.60
Total from investment operations	0.22	1.18	0.66	0.23	0.73
Distributions to shareholders from
Net investment income	(0.09)	(0.14)	(0.17)	(0.31)	0.00
Net realized gains	(1.17)	(0.59)	(0.15)	(0.82)	(3.17)
Total distributions to shareholders	(1.26)	(0.73)	(0.32)	(1.13)	(3.17)
Net asset value, end of period	$11.16	$12.20	$11.75	$11.41	$12.31
Total return[3]	1.37%	10.05%	5.79%	2.28%	4.60%
Ratios to average net assets (annualized)*
Gross expenses	1.45%	1.48%	1.50%	1.50%	1.54%
Net expenses	1.35%	1.36%	1.39%	1.40%	1.46%
Net investment income	0.81%	0.85%	1.33%	1.41%	0.99%
Supplemental data
Portfolio turnover rate[4]	100%	80%	36%	43%	73%
Net assets, end of period (000s omitted)	$1,721	$2,608	$2,785	$3,377	$6,219

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.16%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

102  |  Target Date Retirement Funds

Financial highlights
Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$12.37	$11.86	$11.53	$12.46	$14.81
Net investment income	0.16 [2]	0.12	0.21 [2]	0.22 [2]	0.22 [2]
Payment from affiliate	0.00	0.04	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.13	1.13	0.52	0.08	0.60
Total from investment operations	0.29	1.29	0.73	0.30	0.82
Distributions to shareholders from
Net investment income	(0.17)	(0.19)	(0.25)	(0.41)	0.00
Net realized gains	(1.17)	(0.59)	(0.15)	(0.82)	(3.17)
Total distributions to shareholders	(1.34)	(0.78)	(0.40)	(1.23)	(3.17)
Net asset value, end of period	$11.32	$12.37	$11.86	$11.53	$12.46
Total return	1.94%	10.94% [3]	6.32%	2.84%	5.20%
Ratios to average net assets (annualized)*
Gross expenses	0.91%	0.94%	0.99%	1.00%	1.06%
Net expenses	0.85%	0.86%	0.90%	0.90%	0.98%
Net investment income	1.28%	1.36%	1.76%	1.84%	1.51%
Supplemental data
Portfolio turnover rate[4]	100%	80%	36%	43%	73%
Net assets, end of period (000s omitted)	$121	$104	$119	$86	$66

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.17%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 0.40% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  103

Financial highlights
Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R4	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$12.87	$12.36	$11.98	$12.89	$15.15
Net investment income	0.27	0.25 [2]	0.30 [2]	0.33 [2]	0.31 [2]
Net realized and unrealized gains (losses) on investments	0.11	1.12	0.54	0.04	0.60
Total from investment operations	0.38	1.37	0.84	0.37	0.91
Distributions to shareholders from
Net investment income	(0.24)	(0.27)	(0.31)	(0.46)	0.00
Net realized gains	(1.17)	(0.59)	(0.15)	(0.82)	(3.17)
Total distributions to shareholders	(1.41)	(0.86)	(0.46)	(1.28)	(3.17)
Net asset value, end of period	$11.84	$12.87	$12.36	$11.98	$12.89
Total return	2.50%	11.15%	6.99%	3.36%	5.70%
Ratios to average net assets (annualized)*
Gross expenses	0.42%	0.45%	0.47%	0.47%	0.53%
Net expenses	0.29%	0.30%	0.34%	0.34%	0.42%
Net investment income	1.85%	2.02%	2.39%	2.54%	2.05%
Supplemental data
Portfolio turnover rate[3]	100%	80%	36%	43%	73%
Net assets, end of period (000s omitted)	$14,456	$15,462	$31,139	$38,539	$130,172

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.17%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

104  |  Target Date Retirement Funds

Financial highlights
Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R6	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$12.87	$12.35	$11.98	$12.90	$15.14
Net investment income	0.37	0.40	0.32 [2]	0.34 [2]	0.33 [2]
Net realized and unrealized gains (losses) on investments	0.02	1.00	0.53	0.06	0.61
Total from investment operations	0.39	1.40	0.85	0.40	0.94
Distributions to shareholders from
Net investment income	(0.26)	(0.29)	(0.33)	(0.50)	(0.01)
Net realized gains	(1.17)	(0.59)	(0.15)	(0.82)	(3.17)
Total distributions to shareholders	(1.43)	(0.88)	(0.48)	(1.32)	(3.18)
Net asset value, end of period	$11.83	$12.87	$12.35	$11.98	$12.90
Total return	2.58%	11.40%	7.06%	3.58%	5.89%
Ratios to average net assets (annualized)*
Gross expenses	0.27%	0.30%	0.32%	0.32%	0.37%
Net expenses	0.14%	0.15%	0.19%	0.19%	0.26%
Net investment income	2.00%	2.06%	2.52%	2.66%	2.20%
Supplemental data
Portfolio turnover rate[3]	100%	80%	36%	43%	73%
Net assets, end of period (000s omitted)	$95,828	$121,395	$147,590	$154,089	$400,206

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.17%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  105

Financial highlights
Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Administrator Class	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$12.78	$12.27	$11.90	$12.80	$15.09
Net investment income	0.22 [2]	0.18	0.27 [2]	0.31	0.29
Net realized and unrealized gains (losses) on investments	0.12	1.16	0.53	0.04	0.59
Total from investment operations	0.34	1.34	0.80	0.35	0.88
Distributions to shareholders from
Net investment income	(0.21)	(0.24)	(0.28)	(0.43)	0.00
Net realized gains	(1.17)	(0.59)	(0.15)	(0.82)	(3.17)
Total distributions to shareholders	(1.38)	(0.83)	(0.43)	(1.25)	(3.17)
Net asset value, end of period	$11.74	$12.78	$12.27	$11.90	$12.80
Total return	2.23%	10.99%	6.73%	3.18%	5.51%
Ratios to average net assets (annualized)*
Gross expenses	0.62%	0.65%	0.67%	0.67%	0.72%
Net expenses	0.49%	0.50%	0.54%	0.54%	0.61%
Net investment income	1.65%	1.73%	2.18%	2.28%	1.85%
Supplemental data
Portfolio turnover rate[3]	100%	80%	36%	43%	73%
Net assets, end of period (000s omitted)	$35,833	$43,707	$54,435	$63,684	$111,716

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.14%
Year ended February 28, 2018	0.17%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

106  |  Target Date Retirement Funds

Financial highlights
Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class A	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$5.72	$5.57	$5.57	$6.41	$10.48
Net investment income	0.09 [2]	0.08	0.12	0.13 [2]	0.17 [2]
Payment from affiliate	0.00	0.00 [3]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.11	0.67	0.21	(0.00) [4]	0.63
Total from investment operations	0.20	0.75	0.33	0.13	0.80
Distributions to shareholders from
Net investment income	(0.09)	(0.11)	(0.13)	(0.14)	(0.03)
Net realized gains	(0.65)	(0.49)	(0.20)	(0.83)	(4.84)
Total distributions to shareholders	(0.74)	(0.60)	(0.33)	(0.97)	(4.87)
Net asset value, end of period	$5.18	$5.72	$5.57	$5.57	$6.41
Total return[5]	2.87%	13.66% [6]	5.71%	2.78%	7.09%
Ratios to average net assets (annualized)*
Gross expenses	0.73%	0.77%	0.77%	0.78%	0.81%
Net expenses	0.57%	0.59%	0.62%	0.65%	0.71%
Net investment income	1.49%	1.62%	2.04%	2.08%	1.70%
Supplemental data
Portfolio turnover rate[7]	99%	83%	36%	43%	67%
Net assets, end of period (000s omitted)	$75,128	$87,108	$94,505	$106,485	$117,382

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Amount is more than $(0.005)
[5]	Total return calculations do not include any sales charges.
[6]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[7]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  107

Financial highlights
Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$5.67	$5.49	$5.50	$6.34	$10.49
Net investment income	0.07 [2]	0.11	0.10 [2]	0.11 [2]	0.16 [2]
Payment from affiliate	0.00	0.03	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.10	0.62	0.20	0.02	0.53
Total from investment operations	0.17	0.76	0.30	0.13	0.69
Distributions to shareholders from
Net investment income	(0.07)	(0.09)	(0.11)	(0.14)	0.00
Net realized gains	(0.65)	(0.49)	(0.20)	(0.83)	(4.84)
Total distributions to shareholders	(0.72)	(0.58)	(0.31)	(0.97)	(4.84)
Net asset value, end of period	$5.12	$5.67	$5.49	$5.50	$6.34
Total return	2.49%	14.13% [3]	5.37%	2.67%	5.94%
Ratios to average net assets (annualized)*
Gross expenses	0.94%	0.98%	1.01%	1.02%	1.10%
Net expenses	0.85%	0.86%	0.89%	0.90%	1.02%
Net investment income	1.19%	1.32%	1.73%	1.78%	1.53%
Supplemental data
Portfolio turnover rate[4]	99%	83%	36%	43%	67%
Net assets, end of period (000s omitted)	$79	$66	$57	$44	$29

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.13%
Year ended February 28, 2018	0.18%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 0.68% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

108  |  Target Date Retirement Funds

Financial highlights
Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R4	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$5.78	$5.62	$5.61	$6.45	$10.52
Net investment income	0.11 [2]	0.12 [2]	0.14 [2]	0.16 [2]	0.20
Net realized and unrealized gains (losses) on investments	0.10	0.66	0.21	(0.01)	0.63
Total from investment operations	0.21	0.78	0.35	0.15	0.83
Distributions to shareholders from
Net investment income	(0.10)	(0.13)	(0.14)	(0.16)	(0.06)
Net realized gains	(0.65)	(0.49)	(0.20)	(0.83)	(4.84)
Total distributions to shareholders	(0.75)	(0.62)	(0.34)	(0.99)	(4.90)
Net asset value, end of period	$5.24	$5.78	$5.62	$5.61	$6.45
Total return	3.13%	14.08%	6.16%	3.05%	7.33%
Ratios to average net assets (annualized)*
Gross expenses	0.45%	0.49%	0.49%	0.50%	0.55%
Net expenses	0.29%	0.31%	0.34%	0.34%	0.43%
Net investment income	1.79%	2.07%	2.31%	2.45%	2.01%
Supplemental data
Portfolio turnover rate[3]	99%	83%	36%	43%	67%
Net assets, end of period (000s omitted)	$9,280	$13,375	$36,023	$42,046	$87,607

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  109

Financial highlights
Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R6	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$5.76	$5.61	$5.61	$6.44	$10.51
Net investment income	0.11 [2]	0.19	0.15 [2]	0.16 [2]	0.25
Net realized and unrealized gains (losses) on investments	0.11	0.58	0.20	0.01	0.60
Total from investment operations	0.22	0.77	0.35	0.17	0.85
Distributions to shareholders from
Net investment income	(0.11)	(0.13)	(0.15)	(0.17)	(0.08)
Net realized gains	(0.65)	(0.49)	(0.20)	(0.83)	(4.84)
Total distributions to shareholders	(0.76)	(0.62)	(0.35)	(1.00)	(4.92)
Net asset value, end of period	$5.22	$5.76	$5.61	$5.61	$6.44
Total return	3.26%	14.04%	6.15%	3.41%	7.54%
Ratios to average net assets (annualized)*
Gross expenses	0.30%	0.33%	0.34%	0.35%	0.39%
Net expenses	0.14%	0.15%	0.19%	0.19%	0.26%
Net investment income	1.91%	2.05%	2.49%	2.57%	2.16%
Supplemental data
Portfolio turnover rate[3]	99%	83%	36%	43%	67%
Net assets, end of period (000s omitted)	$82,618	$84,191	$106,756	$131,314	$201,812

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

110  |  Target Date Retirement Funds

Financial highlights
Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Administrator Class	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$5.83	$5.67	$5.66	$6.48	$10.55
Net investment income	0.09 [2]	0.06	0.13 [2]	0.15 [2]	0.19
Net realized and unrealized gains (losses) on investments	0.11	0.70	0.21	(0.00) [3]	0.62
Total from investment operations	0.20	0.76	0.34	0.15	0.81
Distributions to shareholders from
Net investment income	(0.09)	(0.11)	(0.13)	(0.14)	(0.04)
Net realized gains	(0.65)	(0.49)	(0.20)	(0.83)	(4.84)
Total distributions to shareholders	(0.74)	(0.60)	(0.33)	(0.97)	(4.88)
Net asset value, end of period	$5.29	$5.83	$5.67	$5.66	$6.48
Total return	2.87%	13.71%	5.88%	2.94%	7.12%
Ratios to average net assets (annualized)*
Gross expenses	0.65%	0.69%	0.69%	0.70%	0.73%
Net expenses	0.49%	0.50%	0.54%	0.54%	0.61%
Net investment income	1.59%	1.70%	2.16%	2.27%	1.81%
Supplemental data
Portfolio turnover rate[4]	99%	83%	36%	43%	67%
Net assets, end of period (000s omitted)	$6,970	$10,401	$10,650	$15,362	$43,559

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Amount is more than $(0.005)
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  111

Financial highlights
Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class A	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$13.24	$12.14	$12.03	$13.53	$16.70
Net investment income	0.19 [2]	0.19	0.25	0.26	0.27
Payment from affiliate	0.00	0.00 [3]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.34	1.77	0.34	(0.00) [4]	1.25
Total from investment operations	0.53	1.96	0.59	0.26	1.52
Distributions to shareholders from
Net investment income	(0.19)	(0.23)	(0.27)	(0.33)	(0.15)
Net realized gains	(1.65)	(0.63)	(0.21)	(1.43)	(4.54)
Total distributions to shareholders	(1.84)	(0.86)	(0.48)	(1.76)	(4.69)
Net asset value, end of period	$11.93	$13.24	$12.14	$12.03	$13.53
Total return[5]	3.54%	16.32% [6]	4.72%	2.55%	8.79%
Ratios to average net assets (annualized)*
Gross expenses	0.69%	0.72%	0.75%	0.76%	0.80%
Net expenses	0.58%	0.59%	0.63%	0.65%	0.71%
Net investment income	1.41%	1.58%	1.98%	2.04%	1.63%
Supplemental data
Portfolio turnover rate[7]	96%	85%	36%	43%	61%
Net assets, end of period (000s omitted)	$149,345	$166,161	$163,774	$177,608	$228,015

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.11%
Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Amount is more than $(0.005)
[5]	Total return calculations do not include any sales charges.
[6]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[7]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

112  |  Target Date Retirement Funds

Financial highlights
Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class C	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$12.65	$11.60	$11.50	$13.01	$16.24
Net investment income	0.09 [2]	0.10 [2]	0.15	0.16	0.18
Net realized and unrealized gains (losses) on investments	0.31	1.68	0.32	(0.00) [3]	1.17
Total from investment operations	0.40	1.78	0.47	0.16	1.35
Distributions to shareholders from
Net investment income	(0.08)	(0.10)	(0.16)	(0.24)	(0.04)
Net realized gains	(1.65)	(0.63)	(0.21)	(1.43)	(4.54)
Total distributions to shareholders	(1.73)	(0.73)	(0.37)	(1.67)	(4.58)
Net asset value, end of period	$11.32	$12.65	$11.60	$11.50	$13.01
Total return[4]	2.66%	15.48%	3.92%	1.82%	7.95%
Ratios to average net assets (annualized)*
Gross expenses	1.44%	1.47%	1.50%	1.51%	1.55%
Net expenses	1.35%	1.36%	1.39%	1.40%	1.46%
Net investment income	0.66%	0.86%	1.24%	1.30%	0.88%
Supplemental data
Portfolio turnover rate[5]	96%	85%	36%	43%	61%
Net assets, end of period (000s omitted)	$922	$1,385	$2,060	$2,851	$4,748

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.11%
Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Amount is more than $(0.005)
[4]	Total return calculations do not include any sales charges.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  113

Financial highlights
Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$13.35	$12.16	$12.05	$13.55	$16.66
Net investment income	0.16 [2]	0.26	0.22	0.23	0.26
Payment from affiliate	0.00	0.08	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.35	1.68	0.34	(0.00) [3]	1.17
Total from investment operations	0.51	2.02	0.56	0.23	1.43
Distributions to shareholders from
Net investment income	(0.17)	(0.20)	(0.24)	(0.30)	0.00
Net realized gains	(1.65)	(0.63)	(0.21)	(1.43)	(4.54)
Total distributions to shareholders	(1.82)	(0.83)	(0.45)	(1.73)	(4.54)
Net asset value, end of period	$12.04	$13.35	$12.16	$12.05	$13.55
Total return	3.30%	16.76% [4]	4.48%	2.37%	8.28%
Ratios to average net assets (annualized)*
Gross expenses	0.85%	0.86%	0.97%	1.01%	1.10%
Net expenses	0.84%	0.83%	0.87%	0.89%	1.04%
Net investment income	1.18%	1.32%	1.72%	1.76%	1.54%
Supplemental data
Portfolio turnover rate[5]	96%	85%	36%	43%	61%
Net assets, end of period (000s omitted)	$51	$51	$44	$40	$34

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.11%
Year ended February 28, 2021	0.09%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Amount is more than $(0.005)
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 0.74% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

114  |  Target Date Retirement Funds

Financial highlights
Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R4	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$13.60	$12.45	$12.32	$13.81	$16.95
Net investment income	0.24 [2]	0.25 [2]	0.29	0.34	0.34
Net realized and unrealized gains (losses) on investments	0.34	1.80	0.36	(0.03)	1.25
Total from investment operations	0.58	2.05	0.65	0.31	1.59
Distributions to shareholders from
Net investment income	(0.23)	(0.27)	(0.31)	(0.37)	(0.19)
Net realized gains	(1.65)	(0.63)	(0.21)	(1.43)	(4.54)
Total distributions to shareholders	(1.88)	(0.90)	(0.52)	(1.80)	(4.73)
Net asset value, end of period	$12.30	$13.60	$12.45	$12.32	$13.81
Total return	3.79%	16.64%	5.07%	2.88%	9.09%
Ratios to average net assets (annualized)*
Gross expenses	0.41%	0.44%	0.47%	0.48%	0.53%
Net expenses	0.29%	0.30%	0.34%	0.34%	0.42%
Net investment income	1.70%	1.97%	2.28%	2.45%	1.95%
Supplemental data
Portfolio turnover rate[3]	96%	85%	36%	43%	61%
Net assets, end of period (000s omitted)	$27,569	$28,910	$51,595	$57,366	$219,799

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.11%
Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  115

Financial highlights
Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R6	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$13.57	$12.42	$12.30	$13.79	$16.93
Net investment income	0.26 [2]	0.33	0.32	0.34	0.36
Net realized and unrealized gains (losses) on investments	0.34	1.74	0.33	(0.01)	1.26
Total from investment operations	0.60	2.07	0.65	0.33	1.62
Distributions to shareholders from
Net investment income	(0.25)	(0.29)	(0.32)	(0.39)	(0.22)
Net realized gains	(1.65)	(0.63)	(0.21)	(1.43)	(4.54)
Total distributions to shareholders	(1.90)	(0.92)	(0.53)	(1.82)	(4.76)
Net asset value, end of period	$12.27	$13.57	$12.42	$12.30	$13.79
Total return	3.94%	16.84%	5.15%	3.08%	9.28%
Ratios to average net assets (annualized)*
Gross expenses	0.26%	0.29%	0.32%	0.33%	0.38%
Net expenses	0.14%	0.15%	0.19%	0.19%	0.26%
Net investment income	1.85%	2.02%	2.41%	2.51%	2.10%
Supplemental data
Portfolio turnover rate[3]	96%	85%	36%	43%	61%
Net assets, end of period (000s omitted)	$198,100	$219,419	$231,645	$230,953	$353,891

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.11%
Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

116  |  Target Date Retirement Funds

Financial highlights
Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Administrator Class	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$13.60	$12.45	$12.32	$13.80	$16.94
Net investment income	0.21	0.17	0.27	0.30	0.28
Net realized and unrealized gains (losses) on investments	0.35	1.85	0.35	(0.02)	1.27
Total from investment operations	0.56	2.02	0.62	0.28	1.55
Distributions to shareholders from
Net investment income	(0.21)	(0.24)	(0.28)	(0.33)	(0.15)
Net realized gains	(1.65)	(0.63)	(0.21)	(1.43)	(4.54)
Total distributions to shareholders	(1.86)	(0.87)	(0.49)	(1.76)	(4.69)
Net asset value, end of period	$12.30	$13.60	$12.45	$12.32	$13.80
Total return	3.59%	16.41%	4.86%	2.69%	8.86%
Ratios to average net assets (annualized)*
Gross expenses	0.61%	0.64%	0.67%	0.68%	0.72%
Net expenses	0.49%	0.50%	0.54%	0.54%	0.61%
Net investment income	1.51%	1.69%	2.08%	2.18%	1.75%
Supplemental data
Portfolio turnover rate[2]	96%	85%	36%	43%	61%
Net assets, end of period (000s omitted)	$67,553	$73,721	$79,552	$89,022	$161,583

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.11%
Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019	0.15%
Year ended February 28, 2018	0.17%

[1]	Year ended February 29
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  117

Financial highlights
Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class A	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$8.19	$7.38	$7.38	$8.35	$11.25
Net investment income	0.12 [2]	0.12	0.15	0.15	0.18
Net realized and unrealized gains (losses) on investments	0.27	1.27	0.14	(0.00) [3]	1.01
Total from investment operations	0.39	1.39	0.29	0.15	1.19
Distributions to shareholders from
Net investment income	(0.12)	(0.14)	(0.16)	(0.18)	(0.12)
Net realized gains	(1.14)	(0.44)	(0.13)	(0.94)	(3.97)
Total distributions to shareholders	(1.26)	(0.58)	(0.29)	(1.12)	(4.09)
Net asset value, end of period	$7.32	$8.19	$7.38	$7.38	$8.35
Total return[4]	4.23%	19.04%	3.70%	2.48%	10.21%
Ratios to average net assets (annualized)*
Gross expenses	0.73%	0.78%	0.80%	0.81%	0.83%
Net expenses	0.57%	0.59%	0.63%	0.65%	0.72%
Net investment income	1.39%	1.54%	1.92%	1.97%	1.56%
Supplemental data
Portfolio turnover rate[5]	90%	87%	36%	41%	55%
Net assets, end of period (000s omitted)	$93,168	$97,610	$95,284	$108,389	$118,000

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.16%
Year ended February 28, 2018	0.18%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Amount is more than $(0.005)
[4]	Total return calculations do not include any sales charges.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

118  |  Target Date Retirement Funds

Financial highlights
Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$8.26	$7.44	$7.44	$8.42	$11.32
Net investment income	0.10	0.10	0.13	0.12	0.15
Net realized and unrealized gains (losses) on investments	0.27	1.28	0.15	0.01	1.01
Total from investment operations	0.37	1.38	0.28	0.13	1.16
Distributions to shareholders from
Net investment income	(0.10)	(0.12)	(0.15)	(0.17)	(0.09)
Net realized gains	(1.14)	(0.44)	(0.13)	(0.94)	(3.97)
Total distributions to shareholders	(1.24)	(0.56)	(0.28)	(1.11)	(4.06)
Net asset value, end of period	$7.39	$8.26	$7.44	$7.44	$8.42
Total return	3.97%	18.81%	3.46%	2.16%	9.87%
Ratios to average net assets (annualized)*
Gross expenses	0.97%	1.01%	1.04%	1.06%	1.08%
Net expenses	0.85%	0.86%	0.90%	0.90%	0.97%
Net investment income	1.10%	1.22%	1.60%	1.68%	1.32%
Supplemental data
Portfolio turnover rate[2]	90%	87%	36%	41%	55%
Net assets, end of period (000s omitted)	$544	$461	$318	$250	$192

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.11%
Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.16%
Year ended February 28, 2018	0.18%

[1]	Year ended February 29
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  119

Financial highlights
Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R4	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$8.22	$7.40	$7.40	$8.37	$11.27
Net investment income	0.14 [2]	0.15 [2]	0.17 [2]	0.20 [2]	0.21 [2]
Net realized and unrealized gains (losses) on investments	0.27	1.28	0.15	(0.03)	1.02
Total from investment operations	0.41	1.43	0.32	0.17	1.23
Distributions to shareholders from
Net investment income	(0.14)	(0.17)	(0.19)	(0.20)	(0.16)
Net realized gains	(1.14)	(0.44)	(0.13)	(0.94)	(3.97)
Total distributions to shareholders	(1.28)	(0.61)	(0.32)	(1.14)	(4.13)
Net asset value, end of period	$7.35	$8.22	$7.40	$7.40	$8.37
Total return	4.48%	19.51%	3.99%	2.80%	10.53%
Ratios to average net assets (annualized)*
Gross expenses	0.45%	0.51%	0.52%	0.53%	0.56%
Net expenses	0.29%	0.31%	0.34%	0.34%	0.43%
Net investment income	1.69%	2.05%	2.20%	2.37%	1.90%
Supplemental data
Portfolio turnover rate[3]	90%	87%	36%	41%	55%
Net assets, end of period (000s omitted)	$7,476	$9,228	$26,748	$34,388	$82,617

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.16%
Year ended February 28, 2018	0.18%
Year ended February 28, 2017	0.17%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

120  |  Target Date Retirement Funds

Financial highlights
Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R6	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$8.21	$7.39	$7.39	$8.37	$11.27
Net investment income	0.16	0.18	0.18 [2]	0.25	0.27
Net realized and unrealized gains (losses) on investments	0.26	1.25	0.15	(0.07)	0.98
Total from investment operations	0.42	1.43	0.33	0.18	1.25
Distributions to shareholders from
Net investment income	(0.15)	(0.17)	(0.20)	(0.22)	(0.18)
Net realized gains	(1.14)	(0.44)	(0.13)	(0.94)	(3.97)
Total distributions to shareholders	(1.29)	(0.61)	(0.33)	(1.16)	(4.15)
Net asset value, end of period	$7.34	$8.21	$7.39	$7.39	$8.37
Total return	4.64%	19.64%	4.16%	2.86%	10.76%
Ratios to average net assets (annualized)*
Gross expenses	0.30%	0.35%	0.37%	0.38%	0.41%
Net expenses	0.14%	0.15%	0.19%	0.19%	0.27%
Net investment income	1.84%	1.97%	2.38%	2.48%	2.04%
Supplemental data
Portfolio turnover rate[3]	90%	87%	36%	41%	55%
Net assets, end of period (000s omitted)	$72,919	$83,173	$89,108	$112,021	$185,889

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.16%
Year ended February 28, 2018	0.18%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  121

Financial highlights
Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Administrator Class	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$8.30	$7.47	$7.47	$8.41	$11.30
Net investment income	0.13 [2]	0.12	0.16 [2]	0.18	0.19
Net realized and unrealized gains (losses) on investments	0.27	1.30	0.14	(0.01)	1.02
Total from investment operations	0.40	1.42	0.30	0.17	1.21
Distributions to shareholders from
Net investment income	(0.12)	(0.15)	(0.17)	(0.17)	(0.13)
Net realized gains	(1.14)	(0.44)	(0.13)	(0.94)	(3.97)
Total distributions to shareholders	(1.26)	(0.59)	(0.30)	(1.11)	(4.10)
Net asset value, end of period	$7.44	$8.30	$7.47	$7.47	$8.41
Total return	4.35%	19.17%	3.75%	2.64%	10.33%
Ratios to average net assets (annualized)*
Gross expenses	0.65%	0.70%	0.72%	0.72%	0.74%
Net expenses	0.49%	0.50%	0.54%	0.54%	0.61%
Net investment income	1.50%	1.66%	2.04%	2.20%	1.67%
Supplemental data
Portfolio turnover rate[3]	90%	87%	36%	41%	55%
Net assets, end of period (000s omitted)	$4,909	$6,541	$6,888	$9,608	$35,678

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.16%
Year ended February 28, 2018	0.18%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

122  |  Target Date Retirement Funds

Financial highlights
Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class A	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$16.11	$14.02	$14.09	$16.02	$19.43
Net investment income	0.21	0.22	0.28	0.29	0.31
Payment from affiliate	0.00	0.00 [2]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.74	2.69	0.12	(0.05)	1.93
Total from investment operations	0.95	2.91	0.40	0.24	2.24
Distributions to shareholders from
Net investment income	(0.23)	(0.26)	(0.29)	(0.36)	(0.31)
Net realized gains	(2.47)	(0.56)	(0.18)	(1.81)	(5.34)
Total distributions to shareholders	(2.70)	(0.82)	(0.47)	(2.17)	(5.65)
Net asset value, end of period	$14.36	$16.11	$14.02	$14.09	$16.02
Total return[3]	5.29%	20.97% [4]	2.68%	2.32%	11.24%
Ratios to average net assets (annualized)*
Gross expenses	0.71%	0.74%	0.77%	0.78%	0.81%
Net expenses	0.59%	0.60%	0.64%	0.65%	0.72%
Net investment income	1.37%	1.49%	1.85%	1.91%	1.51%
Supplemental data
Portfolio turnover rate[5]	82%	87%	36%	40%	51%
Net assets, end of period (000s omitted)	$174,822	$184,160	$175,942	$189,990	$223,769

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%

[1]	Year ended February 29
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  123

Financial highlights
Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class C	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$14.38	$12.56	$12.66	$14.61	$18.19
Net investment income	0.09 [2]	0.10 [2]	0.15 [2]	0.17 [2]	0.14 [2]
Net realized and unrealized gains (losses) on investments	0.65	2.41	0.11	(0.06)	1.81
Total from investment operations	0.74	2.51	0.26	0.11	1.95
Distributions to shareholders from
Net investment income	(0.12)	(0.13)	(0.18)	(0.25)	(0.19)
Net realized gains	(2.47)	(0.56)	(0.18)	(1.81)	(5.34)
Total distributions to shareholders	(2.59)	(0.69)	(0.36)	(2.06)	(5.53)
Net asset value, end of period	$12.53	$14.38	$12.56	$12.66	$14.61
Total return[3]	4.40%	20.19%	1.87%	1.55%	10.41%
Ratios to average net assets (annualized)*
Gross expenses	1.46%	1.49%	1.52%	1.53%	1.56%
Net expenses	1.35%	1.36%	1.39%	1.40%	1.46%
Net investment income	0.63%	0.77%	1.12%	1.21%	0.76%
Supplemental data
Portfolio turnover rate[4]	82%	87%	36%	40%	51%
Net assets, end of period (000s omitted)	$950	$1,417	$1,906	$2,754	$5,292

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

124  |  Target Date Retirement Funds

Financial highlights
Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$16.18	$14.01	$14.08	$16.02	$19.36
Net investment income	0.18 [2]	0.20	0.25	0.25 [2]	0.27 [2]
Payment from affiliate	0.00	0.07	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.72	2.69	0.12	(0.05)	1.93
Total from investment operations	0.90	2.96	0.37	0.20	2.20
Distributions to shareholders from
Net investment income	(0.20)	(0.23)	(0.26)	(0.33)	(0.20)
Net realized gains	(2.47)	(0.56)	(0.18)	(1.81)	(5.34)
Total distributions to shareholders	(2.67)	(0.79)	(0.44)	(2.14)	(5.54)
Net asset value, end of period	$14.41	$16.18	$14.01	$14.08	$16.02
Total return	4.93%	21.30% [3]	2.44%	2.04%	11.07%
Ratios to average net assets (annualized)*
Gross expenses	0.90%	0.92%	1.02%	1.02%	1.08%
Net expenses	0.85%	0.85%	0.89%	0.90%	1.01%
Net investment income	1.09%	1.20%	1.57%	1.63%	1.40%
Supplemental data
Portfolio turnover rate[4]	82%	87%	36%	40%	51%
Net assets, end of period (000s omitted)	$91	$83	$66	$62	$56

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.18%
Year ended February 28, 2019	0.16%
Year ended February 28, 2018	0.18%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 0.49% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  125

Financial highlights
Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R4	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$16.76	$14.54	$14.60	$16.51	$19.86
Net investment income	0.29 [2]	0.28 [2]	0.33 [2]	0.39 [2]	0.36
Net realized and unrealized gains (losses) on investments	0.74	2.81	0.13	(0.08)	1.99
Total from investment operations	1.03	3.09	0.46	0.31	2.35
Distributions to shareholders from
Net investment income	(0.28)	(0.31)	(0.34)	(0.41)	(0.36)
Net realized gains	(2.47)	(0.56)	(0.18)	(1.81)	(5.34)
Total distributions to shareholders	(2.75)	(0.87)	(0.52)	(2.22)	(5.70)
Net asset value, end of period	$15.04	$16.76	$14.54	$14.60	$16.51
Total return	5.53%	21.45%	2.94%	2.69%	11.56%
Ratios to average net assets (annualized)*
Gross expenses	0.43%	0.46%	0.49%	0.50%	0.54%
Net expenses	0.29%	0.30%	0.34%	0.34%	0.42%
Net investment income	1.65%	1.88%	2.14%	2.38%	1.85%
Supplemental data
Portfolio turnover rate[3]	82%	87%	36%	40%	51%
Net assets, end of period (000s omitted)	$29,204	$26,903	$41,864	$45,177	$189,896

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

126  |  Target Date Retirement Funds

Financial highlights
Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R6	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$16.74	$14.52	$14.58	$16.50	$19.85
Net investment income	0.32	0.32	0.35	0.39 [2]	0.40 [2]
Net realized and unrealized gains (losses) on investments	0.74	2.79	0.13	(0.06)	1.98
Total from investment operations	1.06	3.11	0.48	0.33	2.38
Distributions to shareholders from
Net investment income	(0.31)	(0.33)	(0.36)	(0.44)	(0.39)
Net realized gains	(2.47)	(0.56)	(0.18)	(1.81)	(5.34)
Total distributions to shareholders	(2.78)	(0.89)	(0.54)	(2.25)	(5.73)
Net asset value, end of period	$15.02	$16.74	$14.52	$14.58	$16.50
Total return	5.69%	21.64%	3.09%	2.81%	11.74%
Ratios to average net assets (annualized)*
Gross expenses	0.28%	0.30%	0.34%	0.35%	0.39%
Net expenses	0.14%	0.15%	0.19%	0.19%	0.27%
Net investment income	1.82%	1.93%	2.29%	2.40%	2.00%
Supplemental data
Portfolio turnover rate[3]	82%	87%	36%	40%	51%
Net assets, end of period (000s omitted)	$167,170	$194,078	$185,291	$184,594	$283,562

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  127

Financial highlights
Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Administrator Class	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$16.71	$14.51	$14.56	$16.47	$19.82
Net investment income	0.21	0.30	0.32	0.34 [2]	0.33 [2]
Net realized and unrealized gains (losses) on investments	0.79	2.73	0.12	(0.07)	1.98
Total from investment operations	1.00	3.03	0.44	0.27	2.31
Distributions to shareholders from
Net investment income	(0.25)	(0.27)	(0.31)	(0.37)	(0.32)
Net realized gains	(2.47)	(0.56)	(0.18)	(1.81)	(5.34)
Total distributions to shareholders	(2.72)	(0.83)	(0.49)	(2.18)	(5.66)
Net asset value, end of period	$14.99	$16.71	$14.51	$14.56	$16.47
Total return	5.36%	21.11%	2.82%	2.40%	11.38%
Ratios to average net assets (annualized)*
Gross expenses	0.63%	0.66%	0.69%	0.70%	0.73%
Net expenses	0.49%	0.50%	0.54%	0.54%	0.61%
Net investment income	1.46%	1.61%	1.95%	2.09%	1.63%
Supplemental data
Portfolio turnover rate[3]	82%	87%	36%	40%	51%
Net assets, end of period (000s omitted)	$58,438	$58,544	$63,232	$71,411	$132,365

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

128  |  Target Date Retirement Funds

Financial highlights
Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class A	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$9.14	$8.07	$8.13	$9.18	$11.91
Net investment income	0.12	0.12	0.16 [2]	0.16	0.18 [2]
Payment from affiliate	0.00	0.00 [3]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.48	1.64	0.03	(0.03)	1.28
Total from investment operations	0.60	1.76	0.19	0.13	1.46
Distributions to shareholders from
Net investment income	(0.14)	(0.15)	(0.19)	(0.19)	(0.20)
Net realized gains	(1.68)	(0.54)	(0.06)	(0.99)	(3.99)
Total distributions to shareholders	(1.82)	(0.69)	(0.25)	(1.18)	(4.19)
Net asset value, end of period	$7.92	$9.14	$8.07	$8.13	$9.18
Total return[4]	5.81%	22.27% [5]	2.14%	2.21%	11.98%
Ratios to average net assets (annualized)*
Gross expenses	0.81%	0.89%	0.88%	0.85%	0.86%
Net expenses	0.58%	0.59%	0.63%	0.65%	0.72%
Net investment income	1.37%	1.48%	1.85%	1.88%	1.48%
Supplemental data
Portfolio turnover rate[6]	78%	87%	36%	39%	48%
Net assets, end of period (000s omitted)	$37,022	$40,542	$42,792	$56,491	$61,914

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Total return calculations do not include any sales charges.
[5]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[6]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  129

Financial highlights
Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$9.38	$8.22	$8.29	$9.33	$12.04
Net investment income	0.10 [2]	0.11	0.13	0.14	0.16
Payment from affiliate	0.00	0.05	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.48	1.67	0.03	(0.02)	1.29
Total from investment operations	0.58	1.83	0.16	0.12	1.45
Distributions to shareholders from
Net investment income	(0.12)	(0.13)	(0.17)	(0.17)	(0.17)
Net realized gains	(1.68)	(0.54)	(0.06)	(0.99)	(3.99)
Total distributions to shareholders	(1.80)	(0.67)	(0.23)	(1.16)	(4.16)
Net asset value, end of period	$8.16	$9.38	$8.22	$8.29	$9.33
Total return	5.42%	22.70% [3]	1.81%	2.03%	11.77%
Ratios to average net assets (annualized)*
Gross expenses	1.00%	1.07%	1.13%	1.09%	1.10%
Net expenses	0.85%	0.86%	0.90%	0.90%	0.97%
Net investment income	1.07%	1.15%	1.47%	1.62%	1.25%
Supplemental data
Portfolio turnover rate[4]	78%	87%	36%	39%	48%
Net assets, end of period (000s omitted)	$83	$68	$49	$37	$36

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.14%
Year ended February 29, 2020	0.20%
Year ended February 28, 2019	0.16%
Year ended February 28, 2018	0.18%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 0.65% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

130  |  Target Date Retirement Funds

Financial highlights
Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R4	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$9.19	$8.12	$8.19	$9.24	$11.96
Net investment income	0.17	0.16 [2]	0.18 [2]	0.20 [2]	0.22 [2]
Net realized and unrealized gains (losses) on investments	0.46	1.65	0.03	(0.04)	1.28
Total from investment operations	0.63	1.81	0.21	0.16	1.50
Distributions to shareholders from
Net investment income	(0.16)	(0.20)	(0.22)	(0.22)	(0.23)
Net realized gains	(1.68)	(0.54)	(0.06)	(0.99)	(3.99)
Total distributions to shareholders	(1.84)	(0.74)	(0.28)	(1.21)	(4.22)
Net asset value, end of period	$7.98	$9.19	$8.12	$8.19	$9.24
Total return	6.18%	22.66%	2.34%	2.53%	12.39%
Ratios to average net assets (annualized)*
Gross expenses	0.53%	0.63%	0.60%	0.57%	0.59%
Net expenses	0.29%	0.31%	0.34%	0.34%	0.44%
Net investment income	1.67%	2.04%	2.12%	2.26%	1.84%
Supplemental data
Portfolio turnover rate[3]	78%	87%	36%	39%	48%
Net assets, end of period (000s omitted)	$3,917	$4,459	$15,460	$22,076	$46,811

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.14%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  131

Financial highlights
Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R6	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$9.16	$8.09	$8.15	$9.21	$11.93
Net investment income	0.19	0.16 [2]	0.20 [2]	0.22 [2]	0.29
Net realized and unrealized gains (losses) on investments	0.45	1.64	0.03	(0.05)	1.24
Total from investment operations	0.64	1.80	0.23	0.17	1.53
Distributions to shareholders from
Net investment income	(0.18)	(0.19)	(0.23)	(0.24)	(0.26)
Net realized gains	(1.68)	(0.54)	(0.06)	(0.99)	(3.99)
Total distributions to shareholders	(1.86)	(0.73)	(0.29)	(1.23)	(4.25)
Net asset value, end of period	$7.94	$9.16	$8.09	$8.15	$9.21
Total return	6.26%	22.73%	2.64%	2.61%	12.61%
Ratios to average net assets (annualized)*
Gross expenses	0.38%	0.46%	0.45%	0.42%	0.43%
Net expenses	0.14%	0.15%	0.19%	0.19%	0.27%
Net investment income	1.84%	1.91%	2.32%	2.41%	1.97%
Supplemental data
Portfolio turnover rate[3]	78%	87%	36%	39%	48%
Net assets, end of period (000s omitted)	$35,271	$42,687	$47,672	$69,435	$133,524

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

132  |  Target Date Retirement Funds

Financial highlights
Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Administrator Class	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$9.31	$8.21	$8.27	$9.29	$12.01
Net investment income	0.15 [2]	0.14 [2]	0.17 [2]	0.20 [2]	0.19 [2]
Net realized and unrealized gains (losses) on investments	0.47	1.66	0.03	(0.05)	1.28
Total from investment operations	0.62	1.80	0.20	0.15	1.47
Distributions to shareholders from
Net investment income	(0.14)	(0.16)	(0.20)	(0.18)	(0.20)
Net realized gains	(1.68)	(0.54)	(0.06)	(0.99)	(3.99)
Total distributions to shareholders	(1.82)	(0.70)	(0.26)	(1.17)	(4.19)
Net asset value, end of period	$8.11	$9.31	$8.21	$8.27	$9.29
Total return	5.95%	22.38%	2.21%	2.32%	12.05%
Ratios to average net assets (annualized)*
Gross expenses	0.73%	0.82%	0.80%	0.76%	0.77%
Net expenses	0.49%	0.50%	0.54%	0.54%	0.61%
Net investment income	1.56%	1.66%	1.98%	2.14%	1.60%
Supplemental data
Portfolio turnover rate[3]	78%	87%	36%	39%	48%
Net assets, end of period (000s omitted)	$1,302	$3,192	$4,544	$7,213	$30,255

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  133

Financial highlights
Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class A	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$8.03	$6.95	$7.13	$8.61	$11.40
Net investment income	0.10	0.10	0.13 [2]	0.14	0.20
Payment from affiliate	0.00	0.00 [3]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.46	1.48	0.02	(0.05)	1.23
Total from investment operations	0.56	1.58	0.15	0.09	1.43
Distributions to shareholders from
Net investment income	(0.12)	(0.12)	(0.14)	(0.20)	(0.19)
Net realized gains	(1.41)	(0.38)	(0.19)	(1.37)	(4.03)
Total distributions to shareholders	(1.53)	(0.50)	(0.33)	(1.57)	(4.22)
Net asset value, end of period	$7.06	$8.03	$6.95	$7.13	$8.61
Total return[4]	6.19%	23.13% [5]	1.74%	2.10%	12.26%
Ratios to average net assets (annualized)*
Gross expenses	0.74%	0.79%	0.83%	0.82%	0.83%
Net expenses	0.58%	0.59%	0.63%	0.65%	0.72%
Net investment income	1.37%	1.45%	1.81%	1.88%	1.47%
Supplemental data
Portfolio turnover rate[6]	74%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$41,265	$46,771	$47,060	$53,038	$67,360

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Total return calculations do not include any sales charges.
[5]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[6]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

134  |  Target Date Retirement Funds

Financial highlights
Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class C	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$7.98	$6.91	$7.08	$8.56	$11.36
Net investment income	0.06	0.06	0.08 [2]	0.06	0.11
Payment from affiliate	0.00	0.00 [3]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.44	1.45	0.00 [3]	(0.03)	1.22
Total from investment operations	0.50	1.51	0.08	0.03	1.33
Distributions to shareholders from
Net investment income	(0.05)	(0.06)	(0.06)	(0.14)	(0.10)
Net realized gains	(1.41)	(0.38)	(0.19)	(1.37)	(4.03)
Total distributions to shareholders	(1.46)	(0.44)	(0.25)	(1.51)	(4.13)
Net asset value, end of period	$7.02	$7.98	$6.91	$7.08	$8.56
Total return[4]	5.55%	22.23% [5]	0.88%	1.38%	11.38%
Ratios to average net assets (annualized)*
Gross expenses	1.47%	1.50%	1.57%	1.57%	1.58%
Net expenses	1.35%	1.36%	1.39%	1.40%	1.46%
Net investment income	0.61%	0.66%	1.12%	1.13%	0.72%
Supplemental data
Portfolio turnover rate[6]	74%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$568	$612	$519	$1,013	$1,376

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.14%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Total return calculations do not include any sales charges.
[5]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[6]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  135

Financial highlights
Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$8.12	$6.96	$7.15	$8.63	$11.43
Net investment income	0.09 [2]	0.10	0.12	0.13	0.15
Payment from affiliate	0.00	0.06	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.45	1.48	0.00 [3]	(0.05)	1.24
Total from investment operations	0.54	1.64	0.12	0.08	1.39
Distributions to shareholders from
Net investment income	(0.10)	(0.10)	(0.12)	(0.19)	(0.16)
Net realized gains	(1.41)	(0.38)	(0.19)	(1.37)	(4.03)
Total distributions to shareholders	(1.51)	(0.48)	(0.31)	(1.56)	(4.19)
Net asset value, end of period	$7.15	$8.12	$6.96	$7.15	$8.63
Total return	5.90%	23.96% [4]	1.38%	1.93%	11.88%
Ratios to average net assets (annualized)*
Gross expenses	0.91%	0.94%	1.07%	1.08%	1.12%
Net expenses	0.85%	0.84%	0.89%	0.90%	0.97%
Net investment income	1.08%	1.15%	1.50%	1.58%	1.24%
Supplemental data
Portfolio turnover rate[5]	74%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$57	$51	$37	$32	$28

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.21%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.23%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 0.96% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

136  |  Target Date Retirement Funds

Financial highlights
Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R4	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$8.10	$7.00	$7.19	$8.66	$11.45
Net investment income	0.14 [2]	0.13 [2]	0.16 [2]	0.20 [2]	0.21 [2]
Net realized and unrealized gains (losses) on investments	0.45	1.50	0.00 [3]	(0.07)	1.25
Total from investment operations	0.59	1.63	0.16	0.13	1.46
Distributions to shareholders from
Net investment income	(0.14)	(0.15)	(0.16)	(0.23)	(0.22)
Net realized gains	(1.41)	(0.38)	(0.19)	(1.37)	(4.03)
Total distributions to shareholders	(1.55)	(0.53)	(0.35)	(1.60)	(4.25)
Net asset value, end of period	$7.14	$8.10	$7.00	$7.19	$8.66
Total return	6.56%	23.61%	1.89%	2.57%	12.54%
Ratios to average net assets (annualized)*
Gross expenses	0.46%	0.51%	0.55%	0.53%	0.56%
Net expenses	0.29%	0.30%	0.34%	0.34%	0.42%
Net investment income	1.65%	1.82%	2.08%	2.40%	1.82%
Supplemental data
Portfolio turnover rate[4]	74%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$13,215	$12,859	$17,989	$19,551	$122,118

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  137

Financial highlights
Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R6	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$8.08	$6.99	$7.17	$8.65	$11.44
Net investment income	0.15	0.14	0.17	0.25	0.26
Net realized and unrealized gains (losses) on investments	0.45	1.48	0.02	(0.12)	1.22
Total from investment operations	0.60	1.62	0.19	0.13	1.48
Distributions to shareholders from
Net investment income	(0.15)	(0.15)	(0.18)	(0.24)	(0.24)
Net realized gains	(1.41)	(0.38)	(0.19)	(1.37)	(4.03)
Total distributions to shareholders	(1.56)	(0.53)	(0.37)	(1.61)	(4.27)
Net asset value, end of period	$7.12	$8.08	$6.99	$7.17	$8.65
Total return	6.71%	23.63%	2.18%	2.61%	12.73%
Ratios to average net assets (annualized)*
Gross expenses	0.31%	0.36%	0.40%	0.39%	0.41%
Net expenses	0.14%	0.15%	0.19%	0.19%	0.27%
Net investment income	1.82%	1.87%	2.23%	2.37%	1.95%
Supplemental data
Portfolio turnover rate[2]	74%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$100,821	$118,172	$107,868	$107,769	$180,036

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

138  |  Target Date Retirement Funds

Financial highlights
Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Administrator Class	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$8.06	$6.97	$7.16	$8.62	$11.41
Net investment income	0.11	0.11	0.14	0.18	0.20
Net realized and unrealized gains (losses) on investments	0.46	1.49	0.01	(0.07)	1.24
Total from investment operations	0.57	1.60	0.15	0.11	1.44
Distributions to shareholders from
Net investment income	(0.12)	(0.13)	(0.15)	(0.20)	(0.20)
Net realized gains	(1.41)	(0.38)	(0.19)	(1.37)	(4.03)
Total distributions to shareholders	(1.53)	(0.51)	(0.34)	(1.57)	(4.23)
Net asset value, end of period	$7.10	$8.06	$6.97	$7.16	$8.62
Total return	6.40%	23.31%	1.70%	2.37%	12.29%
Ratios to average net assets (annualized)*
Gross expenses	0.66%	0.71%	0.75%	0.74%	0.75%
Net expenses	0.49%	0.50%	0.54%	0.54%	0.61%
Net investment income	1.46%	1.57%	1.88%	2.07%	1.59%
Supplemental data
Portfolio turnover rate[2]	74%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$33,533	$35,788	$39,498	$40,236	$82,574

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  139

Financial highlights
Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class A	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$13.98	$11.54	$11.56	$12.72	$13.91
Net investment income	0.20	0.16	0.22 [2]	0.22	0.21 [2]
Net realized and unrealized gains (losses) on investments	0.78	2.51	(0.01)	(0.02)	1.50
Total from investment operations	0.98	2.67	0.21	0.20	1.71
Distributions to shareholders from
Net investment income	(0.19)	(0.23)	(0.22)	(0.30)	(0.23)
Net realized gains	(2.44)	0.00	(0.01)	(1.06)	(2.67)
Total distributions to shareholders	(2.63)	(0.23)	(0.23)	(1.36)	(2.90)
Net asset value, end of period	$12.33	$13.98	$11.54	$11.56	$12.72
Total return[3]	6.29%	23.23%	1.62%	2.29%	12.15%
Ratios to average net assets (annualized)*
Gross expenses	1.05%	1.31%	1.21%	1.17%	1.04%
Net expenses	0.58%	0.59%	0.63%	0.65%	0.71%
Net investment income	1.39%	1.47%	1.87%	1.86%	1.47%
Supplemental data
Portfolio turnover rate[4]	74%	87%	36.0%	39%	46%
Net assets, end of period (000s omitted)	$5,676	$6,532	$7,374	$10,582	$10,352

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

140  |  Target Date Retirement Funds

Financial highlights
Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$13.79	$11.35	$11.39	$12.56	$13.76
Net investment income	0.15 [2]	0.15	0.18	0.19	0.18
Payment from affiliate	0.00	0.07	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.78	2.45	0.00 [3]	(0.03)	1.49
Total from investment operations	0.93	2.67	0.18	0.16	1.67
Distributions to shareholders from
Net investment income	(0.18)	(0.23)	(0.21)	(0.27)	(0.20)
Net realized gains	(2.44)	0.00	(0.01)	(1.06)	(2.67)
Total distributions to shareholders	(2.62)	(0.23)	(0.22)	(1.33)	(2.87)
Net asset value, end of period	$12.10	$13.79	$11.35	$11.39	$12.56
Total return	6.04%	23.63% [4]	1.43%	1.96%	11.99%
Ratios to average net assets (annualized)*
Gross expenses	1.19%	1.44%	1.45%	1.39%	1.29%
Net expenses	0.85%	0.86%	0.89%	0.89%	0.96%
Net investment income	1.08%	1.15%	1.52%	1.60%	1.22%
Supplemental data
Portfolio turnover rate[5]	74%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$64	$54	$41	$43	$42

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.14%
Year ended February 29, 2020	0.21%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 0.68% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  141

Financial highlights
Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R4	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$14.05	$11.58	$11.60	$12.76	$13.94
Net investment income	0.24 [2]	0.23 [2]	0.25 [2]	0.28 [2]	0.27 [2]
Net realized and unrealized gains (losses) on investments	0.79	2.49	0.00 [3]	(0.05)	1.50
Total from investment operations	1.03	2.72	0.25	0.23	1.77
Distributions to shareholders from
Net investment income	(0.23)	(0.25)	(0.26)	(0.33)	(0.28)
Net realized gains	(2.44)	0.00	(0.01)	(1.06)	(2.67)
Total distributions to shareholders	(2.67)	(0.25)	(0.27)	(1.39)	(2.95)
Net asset value, end of period	$12.41	$14.05	$11.58	$11.60	$12.76
Total return	6.64%	23.59%	1.98%	2.57%	12.56%
Ratios to average net assets (annualized)*
Gross expenses	0.77%	1.06%	0.93%	0.93%	0.73%
Net expenses	0.29%	0.31%	0.34%	0.34%	0.44%
Net investment income	1.66%	2.05%	2.08%	2.24%	1.85%
Supplemental data
Portfolio turnover rate[4]	74%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$2,209	$2,175	$7,233	$7,578	$15,764

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.14%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

142  |  Target Date Retirement Funds

Financial highlights
Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R6	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$13.99	$11.55	$11.57	$12.73	$13.91
Net investment income	0.27 [2]	0.32	0.27 [2]	0.31 [2]	0.31
Net realized and unrealized gains (losses) on investments	0.78	2.42	0.00 [3]	(0.06)	1.48
Total from investment operations	1.05	2.74	0.27	0.25	1.79
Distributions to shareholders from
Net investment income	(0.25)	(0.30)	(0.28)	(0.35)	(0.30)
Net realized gains	(2.44)	0.00	(0.01)	(1.06)	(2.67)
Total distributions to shareholders	(2.69)	(0.30)	(0.29)	(1.41)	(2.97)
Net asset value, end of period	$12.35	$13.99	$11.55	$11.57	$12.73
Total return	6.81%	23.80%	2.10%	2.71%	12.76%
Ratios to average net assets (annualized)*
Gross expenses	0.62%	0.87%	0.78%	0.87%	0.60%
Net expenses	0.14%	0.15%	0.19%	0.19%	0.26%
Net investment income	1.82%	1.90%	2.23%	2.46%	1.94%
Supplemental data
Portfolio turnover rate[4]	74%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$16,282	$17,035	$19,338	$18,491	$56,563

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  143

Financial highlights
Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Administrator Class	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$14.08	$11.63	$11.57	$12.73	$13.91
Net investment income	0.22	0.22	0.24 [2]	0.28 [2]	0.23 [2]
Net realized and unrealized gains (losses) on investments	0.78	2.48	(0.03)	(0.07)	1.50
Total from investment operations	1.00	2.70	0.21	0.21	1.73
Distributions to shareholders from
Net investment income	(0.21)	(0.25)	(0.14)	(0.31)	(0.24)
Net realized gains	(2.44)	0.00	(0.01)	(1.06)	(2.67)
Total distributions to shareholders	(2.65)	(0.25)	(0.15)	(1.37)	(2.91)
Net asset value, end of period	$12.43	$14.08	$11.63	$11.57	$12.73
Total return	6.36%	23.33%	1.74%	2.37%	12.32%
Ratios to average net assets (annualized)*
Gross expenses	0.97%	1.23%	1.13%	1.37%	0.94%
Net expenses	0.49%	0.50%	0.54%	0.54%	0.62%
Net investment income	1.46%	1.54%	1.97%	2.22%	1.62%
Supplemental data
Portfolio turnover rate[3]	74%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$949	$983	$759	$1,188	$5,662

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

144  |  Target Date Retirement Funds

Financial highlights
Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class A	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$13.90	$11.44	$11.44	$11.83	$10.69
Net investment income	0.20 [2]	0.19	0.19	0.22 [2]	0.15
Net realized and unrealized gains (losses) on investments	0.75	2.47	0.02	(0.01)	1.15
Total from investment operations	0.95	2.66	0.21	0.21	1.30
Distributions to shareholders from
Net investment income	(0.20)	(0.19)	(0.21)	(0.25)	(0.16)
Net realized gains	(1.72)	(0.01)	0.00	(0.35)	0.00
Total distributions to shareholders	(1.92)	(0.20)	(0.21)	(0.60)	(0.16)
Net asset value, end of period	$12.93	$13.90	$11.44	$11.44	$11.83
Total return[3]	6.30%	23.30%	1.67%	2.18%	12.20%
Ratios to average net assets (annualized)*
Gross expenses	1.00%	1.38%	1.61%	2.69%	1.79%
Net expenses	0.59%	0.60%	0.64%	0.65%	0.71%
Net investment income	1.34%	1.45%	1.74%	1.88%	1.45%
Supplemental data
Portfolio turnover rate[4]	73%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$1,349	$1,176	$973	$660	$907

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  145

Financial highlights
Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class C	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$14.02	$11.43	$11.42	$11.85	$10.71
Net investment income	0.10	0.07	0.08	0.13	0.07
Payment from affiliate	0.00	0.14	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.74	2.46	0.04	(0.00) [2]	1.15
Total from investment operations	0.84	2.67	0.12	0.13	1.22
Distributions to shareholders from
Net investment income	(0.11)	(0.07)	(0.11)	(0.21)	(0.08)
Net realized gains	(1.72)	(0.01)	0.00	(0.35)	0.00
Total distributions to shareholders	(1.83)	(0.08)	(0.11)	(0.56)	(0.08)
Net asset value, end of period	$13.03	$14.02	$11.43	$11.42	$11.85
Total return[3]	5.51%	23.38% [4]	0.94%	1.42%	11.37%
Ratios to average net assets (annualized)*
Gross expenses	1.63%	2.08%	2.35%	3.06%	2.41%
Net expenses	1.34%	1.36%	1.39%	1.40%	1.47%
Net investment income	0.60%	0.72%	1.09%	1.10%	0.73%
Supplemental data
Portfolio turnover rate[5]	73%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$147	$134	$142	$221	$196

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.18%
Year ended February 28, 2019	0.17%
Year ended February 28, 2018	0.18%

[1]	Year ended February 29
[2]	Amount is more than $(0.005)
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 1.21% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

146  |  Target Date Retirement Funds

Financial highlights
Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$13.75	$11.21	$11.22	$11.65	$10.53
Net investment income	0.16 [2]	0.14 [2]	0.18 [2]	0.19 [2]	0.14 [2]
Payment from affiliate	0.00	0.12	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.74	2.47	(0.01)	(0.01)	1.11
Total from investment operations	0.90	2.73	0.17	0.18	1.25
Distributions to shareholders from
Net investment income	(0.18)	(0.18)	(0.18)	(0.26)	(0.13)
Net realized gains	(1.72)	(0.01)	0.00	(0.35)	0.00
Total distributions to shareholders	(1.90)	(0.19)	(0.18)	(0.61)	(0.13)
Net asset value, end of period	$12.75	$13.75	$11.21	$11.22	$11.65
Total return	6.02%	24.39% [3]	1.42%	1.91%	11.90%
Ratios to average net assets (annualized)*
Gross expenses	1.20%	1.56%	1.85%	2.59%	1.81%
Net expenses	0.85%	0.86%	0.90%	0.90%	0.97%
Net investment income	1.07%	1.14%	1.50%	1.62%	1.24%
Supplemental data
Portfolio turnover rate[4]	73%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$126	$103	$67	$54	$50

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.19%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.20%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	During the year ended February 28, 2021, the Fund received a payment from an affiliate that had an impact of 1.08% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  147

Financial highlights
Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R4	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$14.20	$11.67	$11.66	$12.06	$10.88
Net investment income	0.25 [2]	0.22 [2]	0.22	0.28 [2]	0.21
Net realized and unrealized gains (losses) on investments	0.75	2.54	0.02	(0.02)	1.16
Total from investment operations	1.00	2.76	0.24	0.26	1.37
Distributions to shareholders from
Net investment income	(0.23)	(0.22)	(0.23)	(0.31)	(0.19)
Net realized gains	(1.72)	(0.01)	0.00	(0.35)	0.00
Total distributions to shareholders	(1.95)	(0.23)	(0.23)	(0.66)	(0.19)
Net asset value, end of period	$13.25	$14.20	$11.67	$11.66	$12.06
Total return	6.56%	23.74%	1.94%	2.56%	12.61%
Ratios to average net assets (annualized)*
Gross expenses	0.72%	1.12%	1.33%	3.01%	1.38%
Net expenses	0.29%	0.30%	0.34%	0.34%	0.41%
Net investment income	1.65%	1.78%	2.07%	2.34%	1.81%
Supplemental data
Portfolio turnover rate[3]	73%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$2,815	$2,522	$2,297	$2,038	$5,119

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

148  |  Target Date Retirement Funds

Financial highlights
Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Class R6	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$14.14	$11.62	$11.61	$12.03	$10.86
Net investment income	0.27 [2]	0.23 [2]	0.25	0.28 [2]	0.24
Net realized and unrealized gains (losses) on investments	0.76	2.55	0.01	(0.01)	1.14
Total from investment operations	1.03	2.78	0.26	0.27	1.38
Distributions to shareholders from
Net investment income	(0.26)	(0.25)	(0.25)	(0.34)	(0.21)
Net realized gains	(1.72)	(0.01)	0.00	(0.35)	0.00
Total distributions to shareholders	(1.98)	(0.26)	(0.25)	(0.69)	(0.21)
Net asset value, end of period	$13.19	$14.14	$11.62	$11.61	$12.03
Total return	6.75%	23.95%	2.07%	2.68%	12.70%
Ratios to average net assets (annualized)*
Gross expenses	0.57%	0.94%	1.18%	1.88%	1.29%
Net expenses	0.14%	0.15%	0.19%	0.19%	0.26%
Net investment income	1.79%	1.86%	2.20%	2.36%	1.95%
Supplemental data
Portfolio turnover rate[3]	73%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$24,715	$21,643	$15,541	$10,497	$12,115

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  149

Financial highlights
Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28
Administrator Class	2022	2021	2020 [1]	2019	2018
Net asset value, beginning of period	$13.97	$11.49	$11.48	$11.89	$10.74
Net investment income	0.21 [2]	0.19 [2]	0.21	0.24 [2]	0.19
Net realized and unrealized gains (losses) on investments	0.76	2.49	0.01	(0.01)	1.13
Total from investment operations	0.97	2.68	0.22	0.23	1.32
Distributions to shareholders from
Net investment income	(0.22)	(0.19)	(0.21)	(0.29)	(0.17)
Net realized gains	(1.72)	(0.01)	0.00	(0.35)	0.00
Total distributions to shareholders	(1.94)	(0.20)	(0.21)	(0.64)	(0.17)
Net asset value, end of period	$13.00	$13.97	$11.49	$11.48	$11.89
Total return	6.39%	23.41%	1.79%	2.32%	12.27%
Ratios to average net assets (annualized)*
Gross expenses	0.92%	1.32%	1.53%	2.42%	1.61%
Net expenses	0.49%	0.50%	0.54%	0.54%	0.61%
Net investment income	1.44%	1.59%	1.87%	2.06%	1.58%
Supplemental data
Portfolio turnover rate[3]	73%	87%	36%	39%	46%
Net assets, end of period (000s omitted)	$4,652	$3,263	$3,623	$3,068	$4,267

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019	0.18%
Year ended February 28, 2018	0.19%

[1]	Year ended February 29
[2]	Calculated based upon average shares outstanding
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.
The accompanying notes are an integral part of these financial statements.

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Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Allspring Target Today Fund (“Target Today Fund”), Allspring Target 2010 Fund (“Target 2010 Fund”), Allspring Target 2015 Fund (“Target 2015 Fund”), Allspring Target 2020 Fund (“Target 2020 Fund”), Allspring Target 2025 Fund (“Target 2025 Fund”), Allspring Target 2030 Fund (“Target 2030 Fund”), Allspring Target 2035 Fund (“Target 2035 Fund”), Allspring Target 2040 Fund (“Target 2040 Fund”), Allspring Target 2045 Fund (“Target 2045 Fund”), Allspring Target 2050 Fund (“Target 2050 Fund”), Allspring Target 2055 Fund (“Target 2055 Fund”), and Allspring Target 2060 Fund (“Target 2060 Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund is a fund-of-funds which seeks to achieve its investment objective by investing in multiple diversified portfolios (collectively, the “affiliated Master Portfolios”) of Allspring Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of each affiliated Master Portfolio are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Allspring Master Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Funds changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Funds, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the principal underwriter of the Funds. Consummation of the transaction resulted a new investment management agreement and subadvisory agreement which became effective on November 1, 2021 or date of Special Meeting of Shareholders if approval was received after November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in affiliated Master Portfolios are recorded on a trade date basis.

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Notes to financial statements
Each Fund records daily its proportionate share of each affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. Each Fund also accrues its own expenses. Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
For each Fund (except Target Today Fund, Target 2010 Fund and Target 2015 Fund), distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. For Target Today Fund, Target 2010 Fund and Target 2015 Fund, distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of each Fund's fiscal year end. Therefore, a portion of each Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2022, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:
	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains
Target Today Fund	$ 43,176,275	$ 5,444,490	$0	$ 5,444,490
Target 2010 Fund	29,795,555	17,821,382	0	17,821,382
Target 2015 Fund	33,512,273	8,634,783	0	8,634,783
Target 2020 Fund	228,997,775	35,011,518	0	35,011,518
Target 2025 Fund	163,645,748	10,536,249	0	10,536,249
Target 2030 Fund	400,545,295	42,284,139	0	42,284,139
Target 2035 Fund	164,246,480	15,475,826	0	15,475,826
Target 2040 Fund	383,993,480	46,626,127	0	46,626,127
Target 2045 Fund	69,920,412	7,711,293	0	7,711,293
Target 2050 Fund	166,833,011	22,225,788	0	22,225,788
Target 2055 Fund	23,721,552	1,466,272	0	1,466,272
Target 2060 Fund	30,674,356	2,920,190	0	2,920,190

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Notes to financial statements
Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At February 28, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:
	Paid-in capital	Total distributable earnings
Target Today Fund	$ 1,658	$ (1,658)
Target 2010 Fund	2,365	(2,365)
Target 2015 Fund	2,174	(2,174)
Target 2020 Fund	16,947	(16,947)
Target 2025 Fund	11,461	(11,461)
Target 2030 Fund	34,579	(34,579)
Target 2035 Fund	12,536	(12,536)
Target 2040 Fund	31,737	(31,737)
Target 2045 Fund	6,212	(6,212)
Target 2050 Fund	15,725	(15,725)
Target 2055 Fund	7,142	(7,142)
Target 2060 Fund	(199)	199
As of February 28, 2022, the Funds had current year deferred post-October capital losses (short-term) and a qualified late-year ordinary loss which will be recognized in the first day of the following fiscal year in the following amounts:
	Late-year ordinary losses deferred	Post- October capital losses deferred
Target Today Fund	$ (50,416)	$ (118,512)
Target 2010 Fund	(46,076)	(152,131)
Target 2015 Fund	(44,412)	(114,755)
Target 2020 Fund	(209,838)	(763,113)
Target 2025 Fund	0	(534,894)
Target 2030 Fund	0	(1,698,001)
Target 2035 Fund	0	(687,818)
Target 2040 Fund	0	(1,819,655)
Target 2045 Fund	0	(339,612)
Target 2050 Fund	0	(845,895)
Target 2055 Fund	0	(108,420)
Target 2060 Fund	0	(136,791)
Class allocations
The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

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Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
At February 28, 2022, each Fund’s investment in the affiliated Master Portfolios was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and aggregate fair value of the affiliated Master Portfolios is as follows:
Aggregate fair value of affiliated Master Portfolios
Target Today Fund	$ 48,620,765
Target 2010 Fund	47,616,937
Target 2015 Fund	42,147,056
Target 2020 Fund	264,009,293
Target 2025 Fund	174,181,997
Target 2030 Fund	442,829,434
Target 2035 Fund	179,722,306
Target 2040 Fund	430,619,607
Target 2045 Fund	77,631,705
Target 2050 Fund	189,058,799
Target 2055 Fund	25,187,824
Target 2060 Fund	33,594,546
The investment objective of each affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg U.S. Aggregate ex-Corporate Index, before fees and expenses
Allspring Emerging Markets Bond Portfolio	Seeks to replicate the total return of the JP Morgan EMBI Global Diversified Index, before fees and expenses
Allspring Factor Enhanced Emerging Markets Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced International Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced U.S. Low Volatility Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	Seeks long-term capital appreciation
Allspring High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Bloomberg U.S. High Yield 2% Issuer Capped Bond Index, before fees and expenses
Allspring Investment Grade Corporate Bond Portfolio	Seeks to replicate the total return of the Bloomberg U.S. Corporate Bond Index, before fees and expenses
Allspring Strategic Retirement Bond Portfolio	Seeks to replicate the total return of a blended index that is weighted 50% to the Bloomberg U.S. Treasury Inflation-Linked 1-10 Year Bond Index and 50% to the Bloomberg U.S. Government Intermediate Bond Index, before fees and expenses
Allspring U.S. REIT Portfolio	Seeks to replicate the total return of the Dow Jones U.S. Select REIT Index, before fees and expenses
Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

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Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser and providing fund-level administrative services in connection with each Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on each Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.100%
Next $5 billion	0.090
Over $10 billion	0.080
For the year ended February 28, 2022, the management fee was equivalent to an annual rate of 0.10% of each Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to each Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to each Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase.
Allspring Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to each Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R4	0.08
Class R6	0.03
Administrator Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for each Fund. When each class of each Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through June 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the

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Notes to financial statements
caps may be terminated only with the approval of the Board of Trustees. As of February 28, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.60%
Class C	1.35
Class R	0.85
Class R4	0.29
Class R6	0.14
Administrator Class	0.49
Distribution fees
The Trust has adopted a Distribution Plan for Class C and Class R shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter of each Fund, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended February 28, 2022, Allspring Funds Distributor received front-end sales charges and/or contingent deferred sales charges from the following Funds:
	Front-end sales charges	Contingent deferred sales charges
	Class A	Class C
Target Today Fund	$ 492	$ 0
Target 2010 Fund	33	0
Target 2015 Fund	57	N/A
Target 2020 Fund	405	0
Target 2025 Fund	1,764	N/A
Target 2030 Fund	2,361	48
Target 2035 Fund	310	N/A
Target 2040 Fund	2,705	18
Target 2045 Fund	113	N/A
Target 2050 Fund	222	0
Target 2055 Fund	62	N/A
Target 2060 Fund	293	0
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of each Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of each Fund until November 1, 2021.
Other transactions
On August 14, 2020, Class A, Class C, and/or Class R of certain Funds received a payment from Allspring Funds Management in connection with resolving certain fee reimbursements.

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Notes to financial statements
	Reimbursement amount
	Class A	Class C	Class R
Target Today Fund	$ 0	$ 0	$232
Target 2010 Fund	0	0	230
Target 2015 Fund	0	N/A	235
Target 2020 Fund	916	0	372
Target 2025 Fund	547	N/A	397
Target 2030 Fund	2,838	0	321
Target 2040 Fund	2,292	0	337
Target 2045 Fund	850	N/A	363
Target 2050 Fund	716	17	396
Target 2055 Fund	0	N/A	293
Target 2060 Fund	0	1,316	897
5. INVESTMENT PORTFOLIO TRANSACTIONS
Each Fund seeks to achieve its investment objectives by investing in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund's ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 2022 were as follows:
	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Target Today Fund	$ 40,537,313	$ 15,631,162	$ 47,320,176	$ 18,740,402
Target 2010 Fund	39,984,535	15,241,582	46,581,286	18,263,076
Target 2015 Fund	33,168,562	14,399,946	38,696,411	17,266,371
Target 2020 Fund	192,446,878	96,686,068	224,270,420	116,031,579
Target 2025 Fund	112,000,660	73,104,328	123,336,498	87,308,427
Target 2030 Fund	239,003,297	212,597,804	244,933,422	252,199,798
Target 2035 Fund	75,091,898	96,377,028	73,678,530	113,828,457
Target 2040 Fund	124,856,405	250,775,552	121,360,247	296,023,051
Target 2045 Fund	16,436,300	47,313,101	15,976,060	55,852,138
Target 2050 Fund	27,817,389	119,637,872	27,038,463	141,051,243
Target 2055 Fund	3,399,996	15,625,790	3,304,791	18,487,538
Target 2060 Fund	4,517,454	21,416,884	4,390,959	25,243,085
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended February 28, 2022, there were no borrowings by each Fund under the agreement.

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Notes to financial statements
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended February 28, 2022 and February 28, 2021 were as follows:
	Ordinary income		Long-term capital gain
	2022	2021	2022	2021
Target Today Fund	$ 2,093,833	$ 1,492,281	$ 2,212,041	$ 1,742,702
Target 2010 Fund	1,997,049	1,396,827	2,128,253	1,892,978
Target 2015 Fund	2,242,848	1,702,400	2,641,709	3,189,316
Target 2020 Fund	13,832,957	8,397,302	16,285,174	12,566,834
Target 2025 Fund	10,420,801	6,472,353	12,855,676	13,542,510
Target 2030 Fund	27,920,658	12,246,692	34,794,296	19,975,306
Target 2035 Fund	12,405,723	4,695,839	15,771,128	9,287,245
Target 2040 Fund	30,701,347	9,005,648	39,509,799	15,201,174
Target 2045 Fund	6,619,366	2,027,963	8,616,210	5,057,532
Target 2050 Fund	15,793,189	4,706,013	20,239,051	9,520,430
Target 2055 Fund	1,833,754	581,183	2,771,117	0
Target 2060 Fund	1,919,093	477,954	2,477,108	16,178
As of February 28, 2022, the components of distributable earnings on a tax basis were as follows:
	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Post- October capital losses deferred
Target Today Fund	$ 0	$ 416,769	$ 5,444,490	$ (50,416)	$ (118,512)
Target 2010 Fund	0	394,360	17,821,382	(46,076)	(152,131)
Target 2015 Fund	0	485,586	8,634,783	(44,412)	(114,755)
Target 2020 Fund	0	2,847,970	35,011,518	(209,838)	(763,113)
Target 2025 Fund	48,065	2,097,423	10,536,249	0	(534,894)
Target 2030 Fund	521,809	5,329,134	42,284,139	0	(1,698,001)
Target 2035 Fund	248,059	2,296,950	15,475,826	0	(687,818)
Target 2040 Fund	517,561	5,745,162	46,626,127	0	(1,819,655)
Target 2045 Fund	86,979	1,293,603	7,711,293	0	(339,612)
Target 2050 Fund	206,495	2,992,309	22,225,788	0	(845,895)
Target 2055 Fund	29,016	403,551	1,466,272	0	(108,420)
Target 2060 Fund	41,101	351,579	2,920,190	0	(136,791)
8. MARKET RISKS
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted. As of February 28, 2022, each Fund indirectly held securities in Russia, Ukraine or Belarus through its investments in certain affiliated Master Portfolios which in the aggregate represented less than 0.10% of each Fund’s total net assets. Certain of these positions in the affiliated Master Portfolios were sold after February 28, 2022.

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Notes to financial statements
9. INDEMNIFICATION
Under each Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to each Fund. Each Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under each Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, each Fund may enter into contracts with service providers that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

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Report of independent registered public accounting firm
To the Shareholders of the Funds and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Allspring Target Today Fund (formerly, Wells Fargo Target Today Fund), Allspring Target 2010 Fund (formerly, Wells Fargo Target 2010 Fund), Allspring Target 2015 Fund (formerly, Wells Fargo Target 2015 Fund), Allspring Target 2020 Fund (formerly, Wells Fargo Target 2020 Fund), Allspring Target 2025 Fund (formerly, Wells Fargo Target 2025 Fund), Allspring Target 2030 Fund (formerly, Wells Fargo Target 2030 Fund), Allspring Target 2035 Fund (formerly, Wells Fargo Target 2035 Fund), Allspring Target 2040 Fund (formerly, Wells Fargo Target 2040 Fund), Allspring Target 2045 Fund (formerly, Wells Fargo Target 2045 Fund), Allspring Target 2050 Fund (formerly, Wells Fargo Target 2050 Fund), Allspring Target 2055 Fund (formerly, Wells Fargo Target 2055 Fund), and Allspring Target 2060 Fund (formerly, Wells Fargo Target 2060 Fund) (collectively, the Funds), twelve of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolios of investments, as of February 28, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
April 28, 2022

160  |  Target Date Retirement Funds

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended February 28, 2022:
Dividends-received deduction
Target Today Fund	9.00%
Target 2010 Fund	9.00
Target 2015 Fund	9.00
Target 2020 Fund	10.00
Target 2025 Fund	10.00
Target 2030 Fund	12.00
Target 2035 Fund	13.00
Target 2040 Fund	14.00
Target 2045 Fund	14.00
Target 2050 Fund	14.00
Target 2055 Fund	15.00
Target 2060 Fund	16.00
Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as a 20% rate gain distribution for the fiscal year ended February 28, 2022:
20% rate gain distribution
Target Today Fund	$ 2,212,041
Target 2010 Fund	2,128,253
Target 2015 Fund	2,641,709
Target 2020 Fund	16,285,174
Target 2025 Fund	12,855,676
Target 2030 Fund	34,794,296
Target 2035 Fund	15,771,128
Target 2040 Fund	39,509,799
Target 2045 Fund	8,616,210
Target 2050 Fund	20,239,051
Target 2055 Fund	2,771,117
Target 2060 Fund	2,477,108

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Other information (unaudited)
Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended February 28, 2022 have been designated as qualified dividend income (QDI):
QDI
Target Today Fund	$ 341,220
Target 2010 Fund	324,611
Target 2015 Fund	369,510
Target 2020 Fund	2,625,167
Target 2025 Fund	2,216,345
Target 2030 Fund	7,226,542
Target 2035 Fund	3,575,667
Target 2040 Fund	9,906,308
Target 2045 Fund	2,075,551
Target 2050 Fund	5,130,285
Target 2055 Fund	624,382
Target 2060 Fund	709,231
For the fiscal year ended February 28, 2022, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:
Interest-related dividends
Target Today Fund	$ 677,872
Target 2010 Fund	649,959
Target 2015 Fund	588,986
Target 2020 Fund	3,288,512
Target 2025 Fund	1,737,875
Target 2030 Fund	3,179,616
Target 2035 Fund	942,478
Target 2040 Fund	1,491,952
Target 2045 Fund	219,485
Target 2050 Fund	352,329
Target 2055 Fund	43,756
Target 2060 Fund	55,921

162  |  Target Date Retirement Funds

Other information (unaudited)
For the fiscal year ended February 28, 2022, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:
Short-term capital gain dividends
Target Today Fund	$ 1,175,380
Target 2010 Fund	1,120,469
Target 2015 Fund	1,390,281
Target 2020 Fund	8,682,676
Target 2025 Fund	7,036,657
Target 2030 Fund	19,649,726
Target 2035 Fund	9,074,353
Target 2040 Fund	22,922,372
Target 2045 Fund	5,075,494
Target 2050 Fund	12,078,138
Target 2055 Fund	1,361,479
Target 2060 Fund	1,314,647
For the fiscal year ended February 28, 2022, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:
% of U.S. government income
Target Today Fund	6.00%
Target 2010 Fund	6.00
Target 2015 Fund	5.00
Target 2020 Fund	5.00
Target 2025 Fund	4.00
Target 2030 Fund	3.00
Target 2035 Fund	2.00
Target 2040 Fund	2.00
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.

Target Date Retirement Funds  |  163

Other information (unaudited)
SPECIAL MEETING OF SHAREHOLDERS
On January 27, 2022, a Special Meeting of Shareholders for certain funds was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1  – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
	Shares voted “For”	Shares voted “Against”	Shares voted “Abstain”
Target 2045 Fund	3,824,541	196,779	296,450
Target 2055 Fund	600,809	11,507	181,664
Proposal 2 – To consider and approve a new subadvisory agreement with Wells Capital Management, LLC**.
	Shares voted “For”	Shares voted “Against”	Shares voted “Abstain”
Target 2045 Fund	3,785,646	204,774	327,350
Target 2055 Fund	599,707	11,066	183,207
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

164  |  Target Date Retirement Funds

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Target Date Retirement Funds  |  165

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

166  |  Target Date Retirement Funds

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Target Date Retirement Funds  |  167

Appendix (unaudited)
On February 28, 2022, the Target Blended Indexes were composed of the following indexes:
	Target Today Blended Index	Target 2010 Blended Index	Target 2015 Blended Index
Bloomberg U.S. Aggregate ex-Corporate Index	34.49%	34.49%	32.52%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	2.95%	2.95%	2.77%
Bloomberg U.S. Corporate Investment Grade Index	17.94%	17.95%	16.92%
Bloomberg U.S. Government Intermediate Bond Index	5.84%	5.83%	5.50%
Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index	5.83%	5.83%	5.50%
Dow Jones U.S. Select REIT Index	2.50%	2.50%	2.83%
JPMorgan EMBI Global Diversified Index	2.94%	2.94%	2.77%
MSCI Emerging Markets Index (Net) (USD)	1.82%	1.82%	2.18%
MSCI USA Minimum Volatility Index (Net) (USD)	5.00%	5.00%	4.20%
MSCI World ex USA Index (Net) (USD)	6.06%	6.06%	7.27%
Russell 1000® Index	11.71%	11.71%	14.04%
Russell 2000® Index	2.92%	2.92%	3.50%
Average annual total returns (%) as of February 28, 2022
	1 year	5 year	10 year
Bloomberg U.S. Aggregate ex-Corporate Index1*	-2.41	2.28	–
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index[2]	0.64	4.87	5.85
Bloomberg U.S. Corporate Investment Grade Index[3]	-3.40	3.82	3.81
Bloomberg U.S. Government Intermediate Bond Index[4]	-2.36	1.87	1.49
Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index[5]	5.53	4.21	2.35
Dow Jones U.S. Select REIT Index[6]	25.25	6.87	9.01
JP Morgan EMBI Global Diversified Index[7]	-7.50	1.95	3.86
MSCI Emerging Markets Index (Net)(USD)[8]	-10.69	6.99	3.24
MSCI USA Minimum Volatility Index (Net) (USD)[9]	13.33	10.60	11.95
MSCI World ex USA Index (Net) (USD)[10]	4.46	7.43	6.05
Russell 1000® Index[11]	13.72	15.07	14.51
Russell 2000® Index[12]	-6.01	9.50	11.18
*	The inception date of the index is December 2015.
[1]	The Bloomberg U.S. Aggregate ex-Corporate Index is a broad-based benchmark that includes Treasuries, government-related securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.
[2]	The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. You cannot invest directly into an index.
[3]	The Bloomberg U.S. Corporate Investment Grade Index is a broad based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market. Bloomberg U.S. Credit - Financial Institutions Index. You cannot invest directly into an index.
[4]	The Bloomberg U.S. Government Intermediate Bond Index is an unmanaged index composed of U.S. government securities with maturities in the 1- to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.
[5]	Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market with maturities more than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index. You cannot invest directly in an index.

168  |  Target Date Retirement Funds

Appendix (unaudited)
Target 2020 Blended Index	Target 2025 Blended Index	Target 2030 Blended Index	Target 2035 Blended Index	Target 2040 Blended Index	Target 2045 Blended Index	Target 2050 Blended Index	Target 2055 Blended Index	Target 2060 Blended Index
30.05%	27.22%	23.63%	18.78%	13.02%	9.47%	6.51%	5.92%	5.92%
2.56%	2.30%	1.99%	1.58%	1.10%	0.80%	0.55%	0.50%	0.50%
15.64%	14.17%	12.31%	9.78%	6.78%	4.93%	3.39%	3.08%	3.08%
5.08%	3.00%	1.03%	0.14%	0.00%	0.00%	0.00%	0.00%	0.00%
5.08%	3.00%	1.03%	0.13%	0.00%	0.00%	0.00%	0.00%	0.00%
3.25%	2.67%	1.30%	0.20%	0.00%	0.00%	0.00%	0.00%	0.00%
2.56%	2.30%	1.99%	1.58%	1.10%	0.80%	0.55%	0.50%	0.50%
2.64%	3.57%	4.72%	5.86%	6.98%	7.63%	8.17%	8.28%	8.28%
3.20%	2.20%	1.20%	0.20%	0.00%	0.00%	0.00%	0.00%	0.00%
8.77%	11.89%	15.73%	19.71%	23.30%	25.47%	27.34%	27.72%	27.72%
16.94%	22.13%	28.05%	33.63%	38.18%	40.72%	42.79%	43.20%	43.20%
4.23%	5.55%	7.02%	8.41%	9.54%	10.18%	10.70%	10.80%	10.80%
[6]	The Dow Jones U.S. Select REIT Index tracks the performance of publicly traded REITs and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The index is a subset of the Dow Jones U.S. Select Real Estate Securities Index (RESI). You cannot invest directly into an index.
[7]	The JP Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income (to represent real assets). You cannot invest directly in an index.
[8]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[9]	The MSCI USA Minimum Volatility Index (Net) (USD) aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). You cannot invest directly in an index.
[10]	The MSCI World ex USA Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. You cannot invest directly in an index.
[11]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
[12]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Target Date Retirement Funds  |  169

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Allspring Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Funds' website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0322-00344 04-22
AOUTLD/AR003 02-22

Annual Report
February 28, 2022
Target Date Retirement Funds
■	Allspring Dynamic Target Today Fund
■	Allspring Dynamic Target 2015 Fund
■	Allspring Dynamic Target 2020 Fund
■	Allspring Dynamic Target 2025 Fund
■	Allspring Dynamic Target 2030 Fund
■	Allspring Dynamic Target 2035 Fund
■	Allspring Dynamic Target 2040 Fund
■	Allspring Dynamic Target 2045 Fund
■	Allspring Dynamic Target 2050 Fund
■	Allspring Dynamic Target 2055 Fund
■	Allspring Dynamic Target 2060 Fund

The views expressed and any forward-looking statements are as of February 28, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Target Date Retirement Funds  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Dynamic Target Date Funds for the 12-month period that ended February 28, 2022. Global stocks yielded mixed results as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment, only to be dampened by persistent inflation, concerns about new highly contagious COVID-19 variants, and the Russian invasion of Ukraine. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were also mixed. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 16.39%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -0.40%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a -10.69% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.64%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.14%, the Bloomberg Municipal Bond Index6 lost -0.66%, and the ICE BofA U.S. High Yield Index7 returned 0.81%.
Efforts to contain COVID-19 drove market performance.
The passage of a massive domestic stimulus bill in March led to forecasts for increased U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. Most U.S. small companies rebounded to pre-pandemic operating levels. Value stocks continued to outperform growth stocks, a trend that started in late 2020. Meanwhile, most major developed global equity indexes climbed on rising optimism for global economic growth.
Equity markets continued to perform well in April, boosted by the continued reopening of the U.S. economy, as people started leaving their houses and jobless claims continued to fall. U.S. corporate bonds performed well while the U.S. dollar weakened. Meanwhile, the federal government continued to seek to invest in the recovery, outlining an infrastructure package of more than $2 trillion. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe had a meaningful increase in the pace of vaccinations. Unfortunately, many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, reinforcing the need to roll out vaccinations to less-developed nations.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Target Date Retirement Funds

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally, with equity market returns rising slightly. Concerns regarding longer-lasting elevated inflation were supported by higher input costs for businesses. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which held to its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in emerging market equities was supported by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive in May, driven by inflation uncertainty and a softer U.S. dollar.
In June, the S&P 500 Index reached an all-time high. In late June, Congress reached a deal on a $1 trillion U.S. infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields falling for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.
Inflation continued to climb in July, fueled by the continued supply bottleneck and high demand. For the month, U.S. equity gains led those of international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and bringing into question the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions and worries over rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot. U.S. earnings releases were generally strong and consumer confidence was high. The Fed reaffirmed its plans to stop its quantitative easing by mid-2022. Notably, it still considered elevated inflation figures to be transitory despite rising concerns. Similar to the U.S., the eurozone and many Asian countries saw positive earnings while facing inflation pressures caused by supply bottlenecks and energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“ Global markets suffered their broadest retreat in a year during September, with the exception of commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

Target Date Retirement Funds  |  3

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major asset classes, domestic and international, declined, with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain could make that less likely to occur. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remained stable with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds produced monthly positive returns while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.
In January, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March was likely. Meanwhile, Russia, one of the world’s largest oil and gas producers, threatened a potential invasion of Ukraine. Such an invasion could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down for the month, along with global bonds overall. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to uncertainty regarding likely central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and robust growth accompanying higher prices.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ The Russian invasion of Ukraine dominated the financial world in February. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Target Date Retirement Funds

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. announced the beginning of Allspring Global Investments™ with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments™ is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Target Date Retirement Funds  |  5

Allspring Dynamic Target Date Funds

Investment objective
Each Fund seeks total return over time, consistent with its strategic target allocation.
Manager
Allspring Funds Management, LLC
Subadviser
Allspring Global Investments, LLC
Portfolio managers
Kandarp R. Acharya, CFA®‡, FRM
Petros N. Bocray, CFA®‡, FRM
Travis Keshemberg, CFA®‡†CIPM, FRM
The target date represents the year in which investors may likely begin withdrawing assets. The Funds gradually seek to reduce market risk as the target date approaches and after it arrives by decreasing equity exposure and increasing fixed income exposure. The principal value is not guaranteed at any time, including at the target date.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by each Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on each Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Funds are exposed to foreign investment risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Funds’ prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
†	Mr. Keshemberg became a portfolio manager of the Funds on March 24, 2022.

6  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target Today Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WDYAX)	11-30-2015	-4.19	4.84	4.86	1.62 ♠	6.08	5.86	2.90	0.60
Class C (WDYCX)	11-30-2015	-0.22	5.58	5.31	0.78	5.58	5.31	3.65	1.35
Class R4 (WDYYX)	11-30-2015	–	–	–	1.86	6.39	6.18	2.62	0.29
Class R6 (WDYZX)	11-30-2015	–	–	–	2.09	6.56	6.34	2.47	0.14
S&P Target Date Retirement Income Index[3]	–	–	–	–	1.46	5.30	5.21 *	–	–
Dynamic Target Today Blended Index[4]	–	–	–	–	1.97	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.10% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.29% for Class R4 and 0.14% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Allspring Funds Management, LLC. The Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  7

Performance highlights (unaudited)
Allspring Dynamic Target Today Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date Retirement Income Index and Dynamic Target Today Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2022[1]
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	29.27
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	18.87
Allspring Investment Grade Corporate Bond Portfolio	15.24
Allspring Strategic Retirement Bond Portfolio	9.90
Allspring Factor Enhanced International Equity Portfolio	9.59
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	4.72
Allspring U.S. REIT Portfolio	3.25
Allspring Factor Enhanced Emerging Markets Equity Portfolio	2.82
Allspring High Yield Corporate Bond Portfolio	2.49
Allspring Emerging Markets Bond Portfolio	2.38
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Allocation (%) as of February 28, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	60	60
Stock Funds	40	43
Effective Cash	0	(3)
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

8  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target Today Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	1.10	6.98	0.96
Class C	1.11	7.07	0.94
Class R4	1.10	6.97	0.96
Class R6	1.10	6.96	0.96

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date Retirement Income Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  9

Performance highlights (unaudited)
Allspring Dynamic Target 2015 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WDTAX)	11-30-2015	-3.48	5.52	5.57	2.44	6.78	6.58	3.35	0.60
Class C (WDTCX)	11-30-2015	0.60	6.30	6.03	1.60	6.30	6.03	4.10	1.35
Class R4 (WDTYX)	11-30-2015	–	–	–	2.69	7.10	6.89	3.07	0.29
Class R6 (WDTZX)	11-30-2015	–	–	–	2.83	7.27	7.05	2.92	0.14
S&P Target Date 2015 Index[3]	–	–	–	–	3.01	6.54	6.52 *	–	–
Dynamic Target 2015 Blended Index[4]	–	–	–	–	2.75	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.11% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.29% for Class R4 and 0.14% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Allspring Funds Management, LLC. The Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix for additional information. You cannot invest directly in an index.

10  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target 2015 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2015 Index and Dynamic Target 2015 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2022[1]
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	26.44
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	21.81
Allspring Investment Grade Corporate Bond Portfolio	13.76
Allspring Factor Enhanced International Equity Portfolio	11.09
Allspring Strategic Retirement Bond Portfolio	8.94
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	5.46
Allspring U.S. REIT Portfolio	3.75
Allspring Factor Enhanced Emerging Markets Equity Portfolio	3.27
Allspring High Yield Corporate Bond Portfolio	2.25
Allspring Emerging Markets Bond Portfolio	2.15
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Allocation (%) as of February 28, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	54	54
Stock Funds	46	49
Effective Cash	0	(3)
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  11

Performance highlights (unaudited)
Allspring Dynamic Target 2015 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	1.01	8.10	0.97
Class C	1.02	8.22	0.96
Class R4	1.00	8.02	0.97
Class R6	1.01	8.09	0.97

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2015 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

12  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target 2020 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WDTDX)	11-30-2015	-2.93	6.17	6.25	3.02	7.44	7.26	2.84	0.60
Class C (WDTEX)	11-30-2015	1.23	6.89	6.66	2.23	6.89	6.66	3.59	1.35
Class R4 (WDTGX)	11-30-2015	–	–	–	3.34	7.76	7.58	2.56	0.29
Class R6 (WDTHX)	11-30-2015	–	–	–	3.48	7.91	7.74	2.41	0.14
S&P Target Date 2020 Index[3]	–	–	–	–	3.20	6.90	6.94 *	–	–
Dynamic Target 2020 Blended Index[4]	–	–	–	–	3.51	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.11% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.29% for Class R4 and 0.14% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Allspring Funds Management, LLC. The Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  13

Performance highlights (unaudited)
Allspring Dynamic Target 2020 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2020 Index and Dynamic Target 2020 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	25.37
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	22.63
Allspring Factor Enhanced International Equity Portfolio	12.88
Allspring Investment Grade Corporate Bond Portfolio	11.76
Allspring Strategic Retirement Bond Portfolio	7.65
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	6.35
Allspring U.S. REIT Portfolio	4.36
Allspring Factor Enhanced Emerging Markets Equity Portfolio	3.81
Allspring High Yield Corporate Bond Portfolio	1.92
Allspring Emerging Markets Bond Portfolio	1.84
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Allocation (%) as of February 28, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	53	56
Stock Funds	47	47
Effective Cash	0	(3)
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

14  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target 2020 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	1.01	8.98	0.97
Class C	1.02	9.12	0.96
Class R4	1.02	9.02	0.97
Class R6	1.01	8.98	0.97

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2020 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  15

Performance highlights (unaudited)
Allspring Dynamic Target 2025 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WDTIX)	11-30-2015	-2.22	7.02	7.00	3.77	8.29	8.02	2.16	0.60
Class C (WDTJX)	11-30-2015	1.92	7.76	7.43	2.92	7.76	7.43	2.91	1.35
Class R4 (WDTLX)	11-30-2015	–	–	–	4.03	8.61	8.33	1.88	0.29
Class R6 (WDTMX)	11-30-2015	–	–	–	4.17	8.78	8.49	1.73	0.14
S&P Target Date 2025 Index[3]	–	–	–	–	4.11	7.79	7.78 *	–	–
Dynamic Target 2025 Blended Index[4]	–	–	–	–	3.96	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.12% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.29% for Class R4 and 0.14% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Allspring Funds Management, LLC. The Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix for additional information. You cannot invest directly in an index.

16  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target 2025 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2025 Index and Dynamic Target 2025 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	30.34
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	19.13
Allspring Factor Enhanced International Equity Portfolio	16.05
Allspring Investment Grade Corporate Bond Portfolio	9.88
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	7.64
Allspring Factor Enhanced Emerging Markets Equity Portfolio	4.76
Allspring Strategic Retirement Bond Portfolio	4.23
Allspring U.S. REIT Portfolio	3.42
Allspring High Yield Corporate Bond Portfolio	1.61
Allspring Emerging Markets Bond Portfolio	1.53
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Allocation (%) as of February 28, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	37	37
Stock Funds	63	66
Effective Cash	0	(3)
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  17

Performance highlights (unaudited)
Allspring Dynamic Target 2025 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.98	10.30	0.97
Class C	0.99	10.42	0.96
Class R4	0.98	10.26	0.97
Class R6	0.98	10.26	0.97

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2025 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

18  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target 2030 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WDTNX)	11-30-2015	-1.99	7.85	7.73	3.98 ♠	9.13	8.76	2.28	0.60
Class C (WDTOX)	11-30-2015	2.19	8.56	8.14	3.19	8.56	8.14	3.03	1.35
Class R4 (WDTQX)	11-30-2015	–	–	–	4.32	9.45	9.08	2.00	0.29
Class R6 (WDTSX)	11-30-2015	–	–	–	4.45 ♠	9.62	9.24	1.85	0.14
S&P Target Date 2030 Index[3]	–	–	–	–	4.99	8.59	8.52 *	–	–
Dynamic Target 2030 Blended Index[4]	–	–	–	–	4.33	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.12% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.29% for Class R4 and 0.14% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Allspring Funds Management, LLC. The Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  19

Performance highlights (unaudited)
Allspring Dynamic Target 2030 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2030 Index and Dynamic Target 2030 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	35.71
Allspring Factor Enhanced International Equity Portfolio	19.70
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	14.97
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	8.97
Allspring Investment Grade Corporate Bond Portfolio	7.79
Allspring Factor Enhanced Emerging Markets Equity Portfolio	5.81
Allspring U.S. REIT Portfolio	1.59
Allspring Strategic Retirement Bond Portfolio	1.31
Allspring High Yield Corporate Bond Portfolio	1.25
Allspring Emerging Markets Bond Portfolio	1.20
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Allocation (%) as of February 28, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	27	27
Stock Funds	73	76
Effective Cash	0	(3)
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

20  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target 2030 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.94	11.40	0.96
Class C	0.94	11.46	0.96
Class R4	0.94	11.39	0.96
Class R6	0.93	11.36	0.96

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2030 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  21

Performance highlights (unaudited)
Allspring Dynamic Target 2035 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WDTTX)	11-30-2015	-2.01	8.35	8.20	4.00	9.63	9.23	2.35	0.60
Class C (WDCTX)	11-30-2015	2.18	9.13	8.66	3.18 ♠	9.13	8.66	3.10	1.35
Class R4 (WDTVX)	11-30-2015	–	–	–	4.35	9.96	9.56	2.07	0.29
Class R6 (WDTWX)	11-30-2015	–	–	–	4.49	10.13	9.72	1.92	0.14
S&P Target Date 2035 Index[3]	–	–	–	–	5.99	9.43	9.30 *	–	–
Dynamic Target 2035 Blended Index[4]	–	–	–	–	4.45	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.29% for Class R4 and 0.14% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Allspring Funds Management, LLC. The Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix for additional information. You cannot invest directly in an index.

22  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target 2035 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2035 Index and Dynamic Target 2035 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	38.68
Allspring Factor Enhanced International Equity Portfolio	22.31
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	12.08
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	9.71
Allspring Factor Enhanced Emerging Markets Equity Portfolio	6.53
Allspring Investment Grade Corporate Bond Portfolio	6.30
Allspring High Yield Corporate Bond Portfolio	1.01
Allspring Emerging Markets Bond Portfolio	0.97
Allspring U.S. REIT Portfolio	0.23
Allspring Strategic Retirement Bond Portfolio	0.17
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Allocation (%) as of February 28, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	21	21
Stock Funds	79	82
Effective Cash	0	(3)
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  23

Performance highlights (unaudited)
Allspring Dynamic Target 2035 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.86	11.97	0.96
Class C	0.87	12.12	0.95
Class R4	0.86	11.99	0.96
Class R6	0.86	11.94	0.96

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2035 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

24  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target 2040 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WTDAX)	11-30-2015	-1.69	8.42	8.28	4.33 ♠	9.72	9.32	2.58	0.60
Class C (WTDCX)	11-30-2015	2.64	9.23	8.77	3.64	9.23	8.77	3.33	1.35
Class R4 (WTDEX)	11-30-2015	–	–	–	4.70 ♠	10.04	9.65	2.30	0.29
Class R6 (WTDFX)	11-30-2015	–	–	–	4.86 ♠	10.22	9.82	2.15	0.14
S&P Target Date 2040 Index[3]	–	–	–	–	6.72	10.03	9.85 *	–	–
Dynamic Target 2040 Blended Index[4]	–	–	–	–	4.82	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.29% for Class R4 and 0.14% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Allspring Funds Management, LLC. The Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  25

Performance highlights (unaudited)
Allspring Dynamic Target 2040 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2040 Index and Dynamic Target 2040 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	40.58
Allspring Factor Enhanced International Equity Portfolio	24.37
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	10.18
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	9.24
Allspring Factor Enhanced Emerging Markets Equity Portfolio	7.15
Allspring Investment Grade Corporate Bond Portfolio	4.82
Allspring High Yield Corporate Bond Portfolio	0.78
Allspring Emerging Markets Bond Portfolio	0.74
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Allocation (%) as of February 28, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	16	16
Stock Funds	84	87
Effective Cash	0	(3)
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

26  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target 2040 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.84	12.65	0.97
Class C	0.85	12.79	0.96
Class R4	0.84	12.63	0.97
Class R6	0.84	12.66	0.97

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2040 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  27

Performance highlights (unaudited)
Allspring Dynamic Target 2045 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WTDGX)	11-30-2015	-1.18	8.67	8.55	4.86	9.97	9.59	2.92	0.60
Class C (WTDHX)	11-30-2015	3.15	9.48	9.02	4.15	9.48	9.02	3.67	1.35
Class R4 (WTDJX)	11-30-2015	–	–	–	5.18	10.30	9.91	2.64	0.29
Class R6 (WTDKX)	11-30-2015	–	–	–	5.41	10.48	10.08	2.49	0.14
S&P Target Date 2045 Index[3]	–	–	–	–	7.18	10.35	10.18 *	–	–
Dynamic Target 2045 Blended Index[4]	–	–	–	–	5.22	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.29% for Class R4 and 0.14% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Allspring Funds Management, LLC. The Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix for additional information. You cannot invest directly in an index.

28  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target 2045 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2045 Index and Dynamic Target 2045 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	42.35
Allspring Factor Enhanced International Equity Portfolio	26.02
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	10.63
Allspring Factor Enhanced Emerging Markets Equity Portfolio	7.75
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	6.33
Allspring Investment Grade Corporate Bond Portfolio	3.30
Allspring High Yield Corporate Bond Portfolio	0.53
Allspring Emerging Markets Bond Portfolio	0.51
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Allocation (%) as of February 28, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	11	11
Stock Funds	89	92
Effective Cash	0	(3)
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  29

Performance highlights (unaudited)
Allspring Dynamic Target 2045 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.87	13.54	0.97
Class C	0.87	13.69	0.96
Class R4	0.87	13.52	0.97
Class R6	0.87	13.53	0.97

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2045 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

30  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target 2050 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WTDLX)	11-30-2015	-0.70	8.81	8.67	5.36	10.11	9.70	3.23	0.60
Class C (WTDMX)	11-30-2015	3.51	9.61	9.13	4.51	9.61	9.13	3.98	1.35
Class R4 (WTDOX)	11-30-2015	–	–	–	5.64	10.44	10.03	2.95	0.29
Class R6 (WTDPX)	11-30-2015	–	–	–	5.77 ♠	10.61	10.19	2.80	0.14
S&P Target Date 2050 Index[3]	–	–	–	–	7.38	10.55	10.39 *	–	–
Dynamic Target 2050 Blended Index[4]	–	–	–	–	5.63	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.29% for Class R4 and 0.14% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Allspring Funds Management, LLC. The Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  31

Performance highlights (unaudited)
Allspring Dynamic Target 2050 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2050 Index and Dynamic Target 2050 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	44.47
Allspring Factor Enhanced International Equity Portfolio	27.95
Allspring Emerging Markets Bond Portfolio	11.16
Allspring Factor Enhanced Emerging Markets Equity Portfolio	8.28
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	3.46
Allspring High Yield Corporate Bond Portfolio	1.80
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.29
Allspring Investment Grade Corporate Bond Portfolio	0.28
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Allocation (%) as of February 28, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	6	6
Stock Funds	94	97
Effective Cash	0	(3)
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

32  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target 2050 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.88	14.09	0.97
Class C	0.89	14.27	0.96
Class R4	0.88	14.08	0.97
Class R6	0.88	14.10	0.97

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2050 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  33

Performance highlights (unaudited)
Allspring Dynamic Target 2055 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WTDQX)	11-30-2015	-0.79	8.86	8.71	5.23	10.16	9.75	3.24	0.60
Class C (WTDRX)	11-30-2015	3.45	9.67	9.19	4.45	9.67	9.19	3.99	1.35
Class R4 (WTDTX)	11-30-2015	–	–	–	5.62	10.51	10.09	2.96	0.29
Class R6 (WTDUX)	11-30-2015	–	–	–	5.75	10.67	10.24	2.81	0.14
S&P Target Date 2055 Index[3]	–	–	–	–	7.50	10.63	10.49 *	–	–
Dynamic Target 2055 Blended Index[4]	–	–	–	–	5.62	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.29% for Class R4 and 0.14% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Allspring Funds Management, LLC. The Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix for additional information. You cannot invest directly in an index.

34  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target 2055 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2055 Index and Dynamic Target 2055 Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	44.88
Allspring Factor Enhanced International Equity Portfolio	28.34
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	11.26
Allspring Factor Enhanced Emerging Markets Equity Portfolio	8.37
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	2.88
Allspring Investment Grade Corporate Bond Portfolio	1.50
Allspring High Yield Corporate Bond Portfolio	0.24
Allspring Emerging Markets Bond Portfolio	0.23
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Allocation (%) as of February 28, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	5	5
Stock Funds	95	98
Effective Cash	0	(3)
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

Target Date Retirement Funds  |  35

Performance highlights (unaudited)
Allspring Dynamic Target 2055 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.87	14.10	0.97
Class C	0.88	14.28	0.96
Class R4	0.87	14.08	0.97
Class R6	0.87	14.10	0.97

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2055 Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

36  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target 2060 Fund

Average annual total returns (%) as of February 28, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WTDVX)	11-30-2015	-0.81	8.77	8.66	5.24	10.07	9.69	3.34	0.60
Class C (WTDWX)	11-30-2015	3.44	9.58	9.13	4.44	9.58	9.13	4.09	1.35
Class R4 (WTDZX)	11-30-2015	–	–	–	5.51 ♠	10.40	10.02	3.06	0.29
Class R6 (WTSZX)	11-30-2015	–	–	–	5.73	10.59	10.20	2.91	0.14
S&P Target Date 2055 Index[3]	–	–	–	–	7.50	10.63	10.49 *	–	–
S&P Target Date 2060+ Index**,3	–	–	–	–	7.38	10.71	–	–	–
Dynamic Target 2060 Blended Index[4]	–	–	–	–	5.62	–	–	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
*	Based on the inception date of the oldest Fund class.
**	The inception date of the index is May 31, 2016.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% of acquired fund fees and expenses representing the net expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through June 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.29% for Class R4 and 0.14% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.
[4]	Source: Allspring Funds Management, LLC. The Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. See Appendix for additional information. You cannot invest directly in an index.

Target Date Retirement Funds  |  37

Performance highlights (unaudited)
Allspring Dynamic Target 2060 Fund (continued)

Growth of $10,000 investment as of February 28, 20221
[1]	The chart compares the performance of Class A shares since inception with the S&P Target Date 2060+ Index and Dynamic Target 2060 Blended Index. The performance shown for the S&P Target Date 2060+ Index represents the returns of the S&P Target Date 2055 Index from 11/30/2015 to 5/30/2016 and the S&P Target Date 2060+ Index from 5/31/2016 (index inception date) through period end. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
[2]	The inception date of the index is September 21, 2018.
Holdings (%) as of February 28, 2022[1]
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	44.87
Allspring Factor Enhanced International Equity Portfolio	28.31
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	11.26
Allspring Factor Enhanced Emerging Markets Equity Portfolio	8.41
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	2.88
Allspring Investment Grade Corporate Bond Portfolio	1.50
Allspring High Yield Corporate Bond Portfolio	0.24
Allspring Emerging Markets Bond Portfolio	0.24
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Allocation (%) as of February 28, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	5	5
Stock Funds	95	98
Effective Cash	0	(3)
[1]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

38  |  Target Date Retirement Funds

Performance highlights (unaudited)
Allspring Dynamic Target 2060 Fund (continued)

Volatility metrics as of February 28, 2022[1]
	Beta [2]	Standard deviation[3]	R-squared [4]
Class A	0.87	14.12	0.97
Class C	0.88	14.27	0.96
Class R4	0.87	14.11	0.97
Class R6	0.87	14.12	0.97

[1]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2060+ Index over 36 months.
[2]	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.
[3]	Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.
[4]	R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Target Date Retirement Funds  |  39

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
The Allspring Dynamic Target Date Funds seek to manage the asset allocation and risk profile of multi-asset-class funds for investors as they save for their target retirement date. The strategic asset allocations are designed to provide high levels of diversification across equity and fixed income investments. Our approach to portfolio construction helps investors make more aggressive allocations when they may be most beneficial while managing risks during bear markets through diversification.
The portfolio management team employs three levers as it seeks to manage investment risk.
The Dynamic Target Date Funds’ portfolio management team incorporates three levers as it seeks to manage investment risk over each Fund’s investment time horizon: tactical asset allocation, volatility management, and tail risk management. Tactical asset allocation, as a futures overlay, uses timely shifts toward assets with higher expected returns and is driven by the market outlook of the Allspring Systematic Edge Team. Volatility management reduces exposure to risk assets in high-volatility markets and adds risk assets in low-volatility markets. Tail risk management uses institutional hedging techniques to mitigate risk during severe market downturns when a portfolio’s value falls to a specific level. Together, volatility management and tail risk management comprise the Funds’ dynamic risk-hedging (DRH) strategy.
Global equity markets and fixed income markets produced mixed results during the 12-month period.
The trailing 12 months saw strong economic growth but new variants of COVID-19, concerns over inflation and potential rate action by the Federal Reserve (Fed), and the Russian invasion of Ukraine took a toll on the markets. Large-capitalization stocks in the U.S. and other developed markets produced positive results while U.S. small-capitalization and emerging market equities produced negative results. Within fixed income investments, most segments of the market posted negative returns. However, high-yield bonds and inflation-linked securities posted positive returns. During the period as a whole, global equities, as measured by the MSCI ACWI (Net)*, rose by 7.81%, while the U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index**, lost 2.64%.
For the 12-month period that ended February 28, 2022, each Allspring Dynamic Target Date Fund posted positive returns. The longer-dated Funds generated higher absolute returns due to their higher allocations to equities. Eleven funds, each offering four share classes, including two classes with sales charges, comprise the Dynamic Target Date Fund series. On a benchmark-relative basis, the Funds tended to underperform in the far-dated Funds and outperform in the near-dated Funds. Underperformance within our small-cap U.S. holdings measured with respect to the S&P 500 benchmark was the largest detractor from relative performance. In general, the fixed income investments tended to perform in line with market indexes. The high-yield portfolio slightly underperformed while the inflation-linked bonds tended to perform a bit better.
Over the period, tactical asset allocation activities executed within the Funds contributed to relative performance. The Fund engaged in many outright and relative-value trades throughout the year. The largest contributor to performance was a long S&P 500 Index futures position. The DRH overlay strategy, on the other hand, detracted from performance during the period. The overlay remained dormant for most of the period, but it did engage in February 2022 in response to market actions based upon geopolitical and inflation concerns. As market movements followed a seesaw pattern, the overlay detracted over the period.
Outlook
During 2020, investors anticipated a recovery, so market multiples such as price-to-earnings ratios shot higher. In 2021, earnings did the heavy lifting and returns came mostly from earnings growth, not multiple expansion. We think 2022 could be a year when earnings will still likely do the heavy lifting and multiples can take different paths based on country, sector, and company. Some areas look like there is room for multiples to expand—for example, in smaller- and mid-cap stocks, with value stocks more than growth.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI)(Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
**	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

40  |  Target Date Retirement Funds

Performance highlights (unaudited)
MANAGER’S DISCUSSION (continued)
Our outlook still calls for economic growth and lower inflation in 2022. However, the conflict in Ukraine is a major source of uncertainty. Growth was erratic in 2021; globally, the year started strong, but it weakened in the second half. We believe that a quick resolution to geopolitical concerns could result in a reacceleration to a sustainable growth rate in 2022. Inflation spiked like a hockey stick in 2021 and with COVID-19, geopolitical concerns, and inflation, the outlook for 2022 is somewhat unclear. We are monitoring developments closely.

Target Date Retirement Funds  |  41

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2021 to February 28, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Dynamic Target Today Fund
Class A
Actual	$1,000.00	$ 950.19	$2.90	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Class C
Actual	$1,000.00	$ 946.61	$6.52	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R4
Actual	$1,000.00	$ 951.76	$1.40	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 953.15	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

42  |  Target Date Retirement Funds

Fund expenses (unaudited)
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Dynamic Target 2015 Fund
Class A
Actual	$1,000.00	$ 949.52	$2.90	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Class C
Actual	$1,000.00	$ 945.96	$6.51	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R4
Actual	$1,000.00	$ 951.06	$1.40	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 951.67	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Dynamic Target 2020 Fund
Class A
Actual	$1,000.00	$ 947.53	$2.90	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Class C
Actual	$1,000.00	$ 943.83	$6.51	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R4
Actual	$1,000.00	$ 948.62	$1.40	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 949.24	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Dynamic Target 2025 Fund
Class A
Actual	$1,000.00	$ 943.97	$2.89	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Class C
Actual	$1,000.00	$ 940.44	$6.50	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R4
Actual	$1,000.00	$ 945.40	$1.40	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 946.04	$0.68	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Target Date Retirement Funds  |  43

Fund expenses (unaudited)
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Dynamic Target 2030 Fund
Class A
Actual	$1,000.00	$ 939.97	$2.89	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Class C
Actual	$1,000.00	$ 936.95	$6.48	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R4
Actual	$1,000.00	$ 941.71	$1.40	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 942.29	$0.67	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Dynamic Target 2035 Fund
Class A
Actual	$1,000.00	$ 937.93	$2.88	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Class C
Actual	$1,000.00	$ 934.10	$6.47	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R4
Actual	$1,000.00	$ 939.72	$1.39	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 939.63	$0.67	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Dynamic Target 2040 Fund
Class A
Actual	$1,000.00	$ 936.32	$2.88	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Class C
Actual	$1,000.00	$ 933.73	$6.47	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R4
Actual	$1,000.00	$ 937.78	$1.39	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 938.56	$0.67	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

44  |  Target Date Retirement Funds

Fund expenses (unaudited)
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Dynamic Target 2045 Fund
Class A
Actual	$1,000.00	$ 935.77	$2.88	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Class C
Actual	$1,000.00	$ 932.85	$6.47	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R4
Actual	$1,000.00	$ 937.35	$1.39	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 938.05	$0.67	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Dynamic Target 2050 Fund
Class A
Actual	$1,000.00	$ 934.97	$2.88	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Class C
Actual	$1,000.00	$ 931.27	$6.46	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R4
Actual	$1,000.00	$ 936.64	$1.39	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 937.20	$0.67	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Dynamic Target 2055 Fund
Class A
Actual	$1,000.00	$ 934.97	$2.88	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Class C
Actual	$1,000.00	$ 931.85	$6.47	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R4
Actual	$1,000.00	$ 937.53	$1.39	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 937.36	$0.67	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Target Date Retirement Funds  |  45

Fund expenses (unaudited)
	Beginning account value 9-1-2021	Ending account value 2-28-2022	Expenses paid during the period[1]	Annualized net expense ratio
Dynamic Target 2060 Fund
Class A
Actual	$1,000.00	$ 934.49	$2.88	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Class C
Actual	$1,000.00	$ 930.86	$6.46	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class R4
Actual	$1,000.00	$ 935.73	$1.39	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6
Actual	$1,000.00	$ 937.12	$0.67	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

46  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Dynamic Target Today Fund

		Value
Investment companies: 98.53%
Affiliated master portfolios: 98.53%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 2,084,674
Allspring Emerging Markets Bond Portfolio		169,701
Allspring Factor Enhanced Emerging Markets Equity Portfolio		200,685
Allspring Factor Enhanced International Equity Portfolio		683,131
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		1,343,497
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		336,415
Allspring High Yield Corporate Bond Portfolio		177,008
Allspring Investment Grade Corporate Bond Portfolio		1,085,394
Allspring Strategic Retirement Bond Portfolio		705,234
Allspring U.S. REIT Portfolio		231,040
Total Investment companies (Cost $6,632,992)		7,016,779
Total investments in securities (Cost $6,632,992)	98.53%	7,016,779
Other assets and liabilities, net	1.47	104,566
Total net assets	100.00%	$7,121,345
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	0.35%	0.39%	$ (9,454)	$ (71,548)	$ 26,472	$ 0	$ 88	$ 2,084,674
Allspring Emerging Markets Bond Portfolio	0.47	0.51	(3,727)	(17,978)	8,588	0	0	169,701
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.12	0.13	12,322	(38,534)	0	6,228	2	200,685
Allspring Factor Enhanced International Equity Portfolio	0.10	0.11	81,324	(62,965)	0	21,143	4	683,131
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.17	0.18	217,606	(34,018)	0	18,429	10	1,343,497
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.16	0.18	70,533	(78,258)	0	3,115	3	336,415
Allspring High Yield Corporate Bond Portfolio	0.35	0.52	2,817	(12,046)	9,313	0	1	177,008
Allspring Investment Grade Corporate Bond Portfolio	0.47	0.52	24,557	(96,313)	33,004	0	2	1,085,394
Allspring Strategic Retirement Bond Portfolio	0.45	1.07	(1,509)	(8,899)	23,551	0	1	705,234
Allspring U.S. REIT Portfolio	0.94	0.94	46,354	5,371	0	5,054	0	231,040
			$440,823	$(415,188)	$100,928	$53,969	$111	$7,016,779
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  47

Portfolio of investments—February 28, 2022
Dynamic Target Today Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Japanese Yen Futures	3	3-14-2022	$ 329,379	$ 326,511	$0	$ (2,868)
Micro E-Mini Russell 2000 Index	18	3-18-2022	184,237	184,005	0	(232)
MSCI Emerging Markets Index	1	3-18-2022	61,272	58,775	0	(2,497)
Short
E-Mini Russell 2000 Index	(2)	3-18-2022	(192,176)	(204,450)	0	(12,274)
E-Mini S&P 500 Index	(2)	3-18-2022	(414,529)	(436,800)	0	(22,271)
MSCI EAFE Index	(2)	3-18-2022	(210,051)	(215,980)	0	(5,929)
MSCI Emerging Markets Index	(1)	3-18-2022	(56,872)	(58,775)	0	(1,903)
					$0	$(47,974)
The accompanying notes are an integral part of these financial statements.

48  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Dynamic Target 2015 Fund

		Value
Investment companies: 98.92%
Affiliated master portfolios: 98.92%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 1,729,875
Allspring Emerging Markets Bond Portfolio		140,687
Allspring Factor Enhanced Emerging Markets Equity Portfolio		213,792
Allspring Factor Enhanced International Equity Portfolio		725,289
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		1,426,814
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		357,299
Allspring High Yield Corporate Bond Portfolio		147,190
Allspring Investment Grade Corporate Bond Portfolio		900,385
Allspring Strategic Retirement Bond Portfolio		584,784
Allspring U.S. REIT Portfolio		245,381
Total Investment companies (Cost $6,048,911)		6,471,496
Total investments in securities (Cost $6,048,911)	98.92%	6,471,496
Other assets and liabilities, net	1.08	70,345
Total net assets	100.00%	$6,541,841
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	0.27%	0.32%	$ (9,717)	$ (53,569)	$ 21,080	$ 0	$69	$ 1,729,875
Allspring Emerging Markets Bond Portfolio	0.37	0.43	(3,146)	(14,272)	6,836	0	0	140,687
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.12	0.13	12,058	(40,801)	0	6,702	2	213,792
Allspring Factor Enhanced International Equity Portfolio	0.11	0.11	82,182	(63,392)	0	22,706	5	725,289
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.18	0.19	226,918	(32,510)	0	19,854	12	1,426,814
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.17	0.19	71,493	(81,636)	0	3,371	3	357,299
Allspring High Yield Corporate Bond Portfolio	0.28	0.43	2,068	(9,277)	7,416	0	0	147,190
Allspring Investment Grade Corporate Bond Portfolio	0.36	0.43	17,739	(76,615)	26,293	0	2	900,385
Allspring Strategic Retirement Bond Portfolio	0.35	0.89	(1,370)	(5,969)	18,756	0	1	584,784
Allspring U.S. REIT Portfolio	0.99	1.00	51,638	4,066	0	5,563	0	245,381
			$449,863	$(373,975)	$80,381	$58,196	$94	$6,471,496
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  49

Portfolio of investments—February 28, 2022
Dynamic Target 2015 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Japanese Yen Futures	3	3-14-2022	$ 329,379	$ 326,512	$ 0	$ (2,867)
Micro E-Mini Russell 2000 Index	16	3-18-2022	163,767	163,560	0	(207)
Micro E-Mini S&P 500 Index	1	3-18-2022	19,897	21,840	1,943	0
MSCI Emerging Markets Index	1	3-18-2022	61,275	58,775	0	(2,500)
Short
E-Mini Russell 2000 Index	(2)	3-18-2022	(192,176)	(204,450)	0	(12,274)
E-Mini S&P 500 Index	(2)	3-18-2022	(414,529)	(436,800)	0	(22,271)
MSCI EAFE Index	(2)	3-18-2022	(210,051)	(215,980)	0	(5,929)
MSCI Emerging Markets Index	(1)	3-18-2022	(56,870)	(58,775)	0	(1,905)
					$1,943	$(47,953)
The accompanying notes are an integral part of these financial statements.

50  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Dynamic Target 2020 Fund

		Value
Investment companies: 98.57%
Affiliated master portfolios: 98.57%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 1,849,552
Allspring Emerging Markets Bond Portfolio		150,069
Allspring Factor Enhanced Emerging Markets Equity Portfolio		311,239
Allspring Factor Enhanced International Equity Portfolio		1,052,711
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		2,072,721
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		519,018
Allspring High Yield Corporate Bond Portfolio		157,198
Allspring Investment Grade Corporate Bond Portfolio		960,620
Allspring Strategic Retirement Bond Portfolio		625,310
Allspring U.S. REIT Portfolio		356,472
Total Investment companies (Cost $7,500,225)		8,054,910
Total investments in securities (Cost $7,500,225)	98.57%	8,054,910
Other assets and liabilities, net	1.43	116,853
Total net assets	100.00%	$8,171,763
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	0.29%	0.35%	$ (14,606)	$ (54,529)	$ 22,219	$ 0	$ 74	$ 1,849,552
Allspring Emerging Markets Bond Portfolio	0.39	0.45	(3,346)	(15,693)	7,204	0	0	150,069
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.17	0.20	17,584	(58,213)	0	9,513	2	311,239
Allspring Factor Enhanced International Equity Portfolio	0.15	0.17	115,938	(94,165)	0	32,106	6	1,052,711
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.25	0.28	313,884	(36,484)	0	28,187	17	2,072,721
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.24	0.27	100,890	(117,834)	0	4,789	5	519,018
Allspring High Yield Corporate Bond Portfolio	0.29	0.46	2,176	(10,271)	7,816	0	0	157,198
Allspring Investment Grade Corporate Bond Portfolio	0.38	0.46	16,312	(81,954)	27,981	0	2	960,620
Allspring Strategic Retirement Bond Portfolio	0.37	0.95	(2,021)	(7,094)	19,724	0	1	625,310
Allspring U.S. REIT Portfolio	1.40	1.45	76,888	137	0	7,798	0	356,472
			$623,699	$(476,100)	$84,944	$82,393	$107	$8,054,910
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  51

Portfolio of investments—February 28, 2022
Dynamic Target 2020 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Japanese Yen Futures	4	3-14-2022	$ 439,172	$ 435,350	$0	$ (3,822)
Micro E-Mini Russell 2000 Index	20	3-18-2022	204,708	204,450	0	(258)
MSCI Emerging Markets Index	1	3-18-2022	61,275	58,775	0	(2,500)
Short
E-Mini Russell 2000 Index	(3)	3-18-2022	(288,264)	(306,675)	0	(18,411)
E-Mini S&P 500 Index	(3)	3-18-2022	(621,793)	(655,200)	0	(33,407)
MSCI EAFE Index	(3)	3-18-2022	(315,076)	(323,970)	0	(8,894)
MSCI Emerging Markets Index	(2)	3-18-2022	(113,739)	(117,550)	0	(3,811)
					$0	$(71,103)
The accompanying notes are an integral part of these financial statements.

52  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Dynamic Target 2025 Fund

		Value
Investment companies: 98.59%
Affiliated master portfolios: 98.59%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 2,643,233
Allspring Emerging Markets Bond Portfolio		212,107
Allspring Factor Enhanced Emerging Markets Equity Portfolio		657,675
Allspring Factor Enhanced International Equity Portfolio		2,217,195
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		4,190,836
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		1,054,916
Allspring High Yield Corporate Bond Portfolio		221,931
Allspring Investment Grade Corporate Bond Portfolio		1,365,083
Allspring Strategic Retirement Bond Portfolio		583,844
Allspring U.S. REIT Portfolio		473,073
Total Investment companies (Cost $12,746,571)		13,619,893
Total investments in securities (Cost $12,746,571)	98.59%	13,619,893
Other assets and liabilities, net	1.41	194,394
Total net assets	100.00%	$13,814,287
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	0.38%	0.49%	$ (27,229)	$ (67,449)	$ 31,653	$ 0	$104	$ 2,643,233
Allspring Emerging Markets Bond Portfolio	0.50	0.64	(4,915)	(21,756)	10,162	0	0	212,107
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.35	0.41	23,926	(115,337)	0	20,510	5	657,675
Allspring Factor Enhanced International Equity Portfolio	0.30	0.35	210,382	(172,826)	0	67,796	14	2,217,195
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.47	0.56	566,996	(23,167)	0	57,342	35	4,190,836
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.46	0.55	166,867	(213,041)	0	9,793	9	1,054,916
Allspring High Yield Corporate Bond Portfolio	0.38	0.65	2,684	(14,121)	11,016	0	1	221,931
Allspring Investment Grade Corporate Bond Portfolio	0.50	0.65	18,138	(109,241)	39,064	0	3	1,365,083
Allspring Strategic Retirement Bond Portfolio	0.27	0.89	(1,838)	(4,524)	15,959	0	1	583,844
Allspring U.S. REIT Portfolio	1.57	1.93	104,038	(14,697)	0	8,829	0	473,073
			$1,059,049	$(756,159)	$107,854	$164,270	$172	$13,619,893
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  53

Portfolio of investments—February 28, 2022
Dynamic Target 2025 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Japanese Yen Futures	6	3-14-2022	$ 658,758	$ 653,025	$0	$ (5,733)
Micro E-Mini Russell 2000 Index	35	3-18-2022	358,239	357,787	0	(452)
MSCI Emerging Markets Index	2	3-18-2022	122,550	117,550	0	(5,000)
Short
E-Mini Russell 2000 Index	(5)	3-18-2022	(480,440)	(511,125)	0	(30,685)
E-Mini S&P 500 Index	(6)	3-18-2022	(1,243,586)	(1,310,400)	0	(66,814)
MSCI EAFE Index	(6)	3-18-2022	(630,152)	(647,940)	0	(17,788)
MSCI Emerging Markets Index	(4)	3-18-2022	(227,479)	(235,100)	0	(7,621)
					$0	$(134,093)
The accompanying notes are an integral part of these financial statements.

54  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Dynamic Target 2030 Fund

		Value
Investment companies: 98.30%
Affiliated master portfolios: 98.30%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 2,032,221
Allspring Emerging Markets Bond Portfolio		162,909
Allspring Factor Enhanced Emerging Markets Equity Portfolio		789,235
Allspring Factor Enhanced International Equity Portfolio		2,674,113
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		4,847,829
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		1,217,971
Allspring High Yield Corporate Bond Portfolio		169,716
Allspring Investment Grade Corporate Bond Portfolio		1,058,205
Allspring Strategic Retirement Bond Portfolio		177,891
Allspring U.S. REIT Portfolio		216,547
Total Investment companies (Cost $12,363,393)		13,346,637
Total investments in securities (Cost $12,363,393)	98.30%	13,346,637
Other assets and liabilities, net	1.70	230,820
Total net assets	100.00%	$13,577,457
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	0.27%	0.38%	$ (28,366)	$ (44,605)	$ 23,651	$ 0	$ 78	$ 2,032,221
Allspring Emerging Markets Bond Portfolio	0.35	0.49	(3,622)	(16,940)	7,541	0	0	162,909
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.40	0.50	29,642	(134,487)	0	24,155	6	789,235
Allspring Factor Enhanced International Equity Portfolio	0.34	0.42	235,651	(197,906)	0	79,876	17	2,674,113
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.52	0.65	619,383	(16,981)	0	65,397	40	4,847,829
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.49	0.63	187,798	(237,687)	0	11,157	11	1,217,971
Allspring High Yield Corporate Bond Portfolio	0.27	0.50	2,058	(10,724)	8,171	0	0	169,716
Allspring Investment Grade Corporate Bond Portfolio	0.36	0.50	12,095	(81,647)	29,089	0	2	1,058,205
Allspring Strategic Retirement Bond Portfolio	0.06	0.27	(470)	(859)	3,779	0	0	177,891
Allspring U.S. REIT Portfolio	0.56	0.88	48,781	(16,560)	0	2,950	0	216,547
			$1,102,950	$(758,396)	$72,231	$183,535	$154	$13,346,637
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  55

Portfolio of investments—February 28, 2022
Dynamic Target 2030 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Japanese Yen Futures	6	3-14-2022	$ 658,758	$ 653,025	$0	$ (5,733)
Micro E-Mini Russell 2000 Index	35	3-18-2022	358,239	357,787	0	(452)
MSCI Emerging Markets Index	2	3-18-2022	122,550	117,550	0	(5,000)
Short
E-Mini Russell 2000 Index	(5)	3-18-2022	(480,440)	(511,125)	0	(30,685)
E-Mini S&P 500 Index	(6)	3-18-2022	(1,243,586)	(1,310,400)	0	(66,814)
MSCI EAFE Index	(7)	3-18-2022	(735,177)	(755,930)	0	(20,753)
MSCI Emerging Markets Index	(4)	3-18-2022	(227,479)	(235,100)	0	(7,621)
					$0	$(137,058)
The accompanying notes are an integral part of these financial statements.

56  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Dynamic Target 2035 Fund

		Value
Investment companies: 97.99%
Affiliated master portfolios: 97.99%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 1,538,217
Allspring Emerging Markets Bond Portfolio		123,985
Allspring Factor Enhanced Emerging Markets Equity Portfolio		831,690
Allspring Factor Enhanced International Equity Portfolio		2,840,779
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		4,925,179
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		1,236,062
Allspring High Yield Corporate Bond Portfolio		128,977
Allspring Investment Grade Corporate Bond Portfolio		802,900
Allspring Strategic Retirement Bond Portfolio		21,839
Allspring U.S. REIT Portfolio		28,711
Total Investment companies (Cost $11,429,722)		12,478,339
Total investments in securities (Cost $11,429,722)	97.99%	12,478,339
Other assets and liabilities, net	2.01	255,527
Total net assets	100.00%	$12,733,866

Abbreviations:
REIT	Real estate investment trust
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	0.22%	0.29%	$ (23,163)	$ (34,357)	$ 18,162	$ 0	$ 60	$ 1,538,217
Allspring Emerging Markets Bond Portfolio	0.29	0.37	(2,877)	(12,940)	5,834	0	0	123,985
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.43	0.52	34,580	(142,979)	0	24,833	7	831,690
Allspring Factor Enhanced International Equity Portfolio	0.38	0.45	253,446	(207,009)	0	83,539	17	2,840,779
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.54	0.66	634,251	(102,462)	0	64,907	39	4,925,179
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.52	0.64	195,469	(169,752)	0	11,003	11	1,236,062
Allspring High Yield Corporate Bond Portfolio	0.22	0.38	1,563	(8,323)	6,321	0	0	128,977
Allspring Investment Grade Corporate Bond Portfolio	0.29	0.38	8,443	(63,344)	22,008	0	1	802,900
Allspring Strategic Retirement Bond Portfolio	0.00	0.03	9	(63)	58	0	0	21,839
Allspring U.S. REIT Portfolio	0.00	0.12	48	(540)	0	(265)	0	28,711
			$1,101,769	$(741,769)	$52,383	$184,017	$135	$12,478,339
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  57

Portfolio of investments—February 28, 2022
Dynamic Target 2035 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Japanese Yen Futures	6	3-14-2022	$ 658,758	$ 653,025	$0	$ (5,733)
Micro E-Mini Russell 2000 Index	33	3-18-2022	337,768	337,342	0	(426)
MSCI Emerging Markets Index	2	3-18-2022	122,550	117,550	0	(5,000)
Short
E-Mini Russell 2000 Index	(5)	3-18-2022	(480,440)	(511,125)	0	(30,685)
E-Mini S&P 500 Index	(6)	3-18-2022	(1,243,586)	(1,310,400)	0	(66,814)
MSCI EAFE Index	(7)	3-18-2022	(735,177)	(755,930)	0	(20,753)
MSCI Emerging Markets Index	(5)	3-18-2022	(284,349)	(293,875)	0	(9,526)
					$0	$(138,937)
The accompanying notes are an integral part of these financial statements.

58  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Dynamic Target 2040 Fund

		Value
Investment companies: 97.86%
Affiliated master portfolios: 97.86%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 869,983
Allspring Emerging Markets Bond Portfolio		70,134
Allspring Factor Enhanced Emerging Markets Equity Portfolio		673,913
Allspring Factor Enhanced International Equity Portfolio		2,295,103
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		3,822,485
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		959,249
Allspring High Yield Corporate Bond Portfolio		73,038
Allspring Investment Grade Corporate Bond Portfolio		453,990
Total Investment companies (Cost $8,176,824)		9,217,895
Total investments in securities (Cost $8,176,824)	97.86%	9,217,895
Other assets and liabilities, net	2.14	201,913
Total net assets	100.00%	$9,419,808
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	0.15%	0.16%	$ (13,571)	$ (23,951)	$ 11,677	$ 0	$ 39	$ 869,983
Allspring Emerging Markets Bond Portfolio	0.19	0.21	(1,887)	(8,090)	3,746	0	0	70,134
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.41	0.43	34,976	(137,122)	0	23,376	6	673,913
Allspring Factor Enhanced International Equity Portfolio	0.36	0.36	248,685	(203,044)	0	78,358	16	2,295,103
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.50	0.51	597,835	(54,710)	0	58,228	35	3,822,485
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.48	0.50	185,949	(230,426)	0	9,771	9	959,249
Allspring High Yield Corporate Bond Portfolio	0.14	0.21	1,015	(5,397)	4,068	0	0	73,038
Allspring Investment Grade Corporate Bond Portfolio	0.19	0.22	6,013	(41,490)	13,898	0	1	453,990
			$1,059,015	$(704,230)	$33,389	$169,733	$106	$9,217,895
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  59

Portfolio of investments—February 28, 2022
Dynamic Target 2040 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Japanese Yen Futures	5	3-14-2022	$ 548,965	$ 544,186	$ 0	$ (4,779)
Micro E-Mini Russell 2000 Index	28	3-18-2022	286,591	286,230	0	(361)
Micro E-Mini S&P 500 Index	1	3-18-2022	17,946	21,840	3,894	0
MSCI Emerging Markets Index	2	3-18-2022	122,550	117,550	0	(5,000)
Short
E-Mini Russell 2000 Index	(4)	3-18-2022	(384,352)	(408,900)	0	(24,548)
E-Mini S&P 500 Index	(5)	3-18-2022	(1,036,322)	(1,092,000)	0	(55,678)
MSCI EAFE Index	(6)	3-18-2022	(630,152)	(647,940)	0	(17,788)
MSCI Emerging Markets Index	(4)	3-18-2022	(227,479)	(235,100)	0	(7,621)
					$3,894	$(115,775)
The accompanying notes are an integral part of these financial statements.

60  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Dynamic Target 2045 Fund

		Value
Investment companies: 97.42%
Affiliated master portfolios: 97.42%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 533,550
Allspring Emerging Markets Bond Portfolio		43,201
Allspring Factor Enhanced Emerging Markets Equity Portfolio		653,361
Allspring Factor Enhanced International Equity Portfolio		2,194,642
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		3,571,492
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		896,284
Allspring High Yield Corporate Bond Portfolio		44,793
Allspring Investment Grade Corporate Bond Portfolio		278,427
Total Investment companies (Cost $7,241,877)		8,215,750
Total investments in securities (Cost $7,241,877)	97.42%	8,215,750
Other assets and liabilities, net	2.58	217,667
Total net assets	100.00%	$8,433,417
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	0.08%	0.10%	$ (6,858)	$ (12,648)	$ 6,340	$ 0	$21	$ 533,550
Allspring Emerging Markets Bond Portfolio	0.11	0.13	(1,069)	(4,341)	2,034	0	0	43,201
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.37	0.41	30,193	(116,803)	0	20,364	5	653,361
Allspring Factor Enhanced International Equity Portfolio	0.32	0.34	218,158	(170,540)	0	68,891	14	2,194,642
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.43	0.48	510,733	(20,280)	0	49,731	30	3,571,492
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.42	0.47	160,383	(191,587)	0	8,437	8	896,284
Allspring High Yield Corporate Bond Portfolio	0.08	0.13	530	(2,817)	2,209	0	0	44,793
Allspring Investment Grade Corporate Bond Portfolio	0.11	0.13	3,196	(21,715)	7,290	0	0	278,427
			$915,266	$(540,731)	$17,873	$147,423	$78	$8,215,750
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  61

Portfolio of investments—February 28, 2022
Dynamic Target 2045 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Japanese Yen Futures	4	3-14-2022	$ 439,172	$ 435,350	$0	$ (3,822)
Micro E-Mini Russell 2000 Index	21	3-18-2022	214,944	214,673	0	(271)
MSCI Emerging Markets Index	1	3-18-2022	61,275	58,775	0	(2,500)
Short
E-Mini Russell 2000 Index	(4)	3-18-2022	(384,352)	(408,900)	0	(24,548)
E-Mini S&P 500 Index	(5)	3-18-2022	(1,036,322)	(1,092,000)	0	(55,678)
MSCI EAFE Index	(6)	3-18-2022	(630,152)	(647,941)	0	(17,789)
MSCI Emerging Markets Index	(4)	3-18-2022	(227,479)	(235,100)	0	(7,621)
					$0	$(112,229)
The accompanying notes are an integral part of these financial statements.

62  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Dynamic Target 2050 Fund

		Value
Investment companies: 97.69%
Affiliated master portfolios: 97.69%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 263,630
Allspring Emerging Markets Bond Portfolio		851,488
Allspring Factor Enhanced Emerging Markets Equity Portfolio		631,887
Allspring Factor Enhanced International Equity Portfolio		2,131,970
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		3,392,988
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		22,133
Allspring High Yield Corporate Bond Portfolio		137,572
Allspring Investment Grade Corporate Bond Portfolio		21,309
Total Investment companies (Cost $6,539,285)		7,452,977
Total investments in securities (Cost $6,539,285)	97.69%	7,452,977
Other assets and liabilities, net	2.31	176,601
Total net assets	100.00%	$7,629,578
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	0.04%	0.05%	$ (2,074)	$ (6,981)	$ 2,890	$ 0	$10	$ 263,630
Allspring Emerging Markets Bond Portfolio	0.39	0.44	(68)	(2,326)	927	0	0	851,488
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.05	0.40	27,083	(112,371)	0	19,637	5	631,887
Allspring Factor Enhanced International Equity Portfolio	0.30	0.33	203,239	(164,876)	0	64,409	13	2,131,970
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.40	0.45	471,613	(19,021)	0	46,967	28	3,392,988
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.04	0.06	144,049	(177,032)	0	7,971	8	22,133
Allspring High Yield Corporate Bond Portfolio	0.05	0.07	317	(1,358)	1,006	0	0	137,572
Allspring Investment Grade Corporate Bond Portfolio	0.05	0.06	1,937	(10,663)	3,123	0	0	21,309
			$846,096	$(494,628)	$7,946	$138,984	$64	$7,452,977
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  63

Portfolio of investments—February 28, 2022
Dynamic Target 2050 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Japanese Yen Futures	4	3-14-2022	$ 439,172	$ 435,350	$0	$ (3,822)
Micro E-Mini Russell 2000 Index	20	3-18-2022	204,708	204,450	0	(258)
MSCI Emerging Markets Index	1	3-18-2022	61,275	58,775	0	(2,500)
Short
E-Mini Russell 2000 Index	(4)	3-18-2022	(384,352)	(408,900)	0	(24,548)
E-Mini S&P 500 Index	(4)	3-18-2022	(829,058)	(873,601)	0	(44,543)
MSCI EAFE Index	(5)	3-18-2022	(525,126)	(539,950)	0	(14,824)
MSCI Emerging Markets Index	(3)	3-18-2022	(170,610)	(176,325)	0	(5,715)
					$0	$(96,210)
The accompanying notes are an integral part of these financial statements.

64  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Dynamic Target 2055 Fund

		Value
Investment companies: 97.70%
Affiliated master portfolios: 97.70%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 235,369
Allspring Emerging Markets Bond Portfolio		19,027
Allspring Factor Enhanced Emerging Markets Equity Portfolio		684,829
Allspring Factor Enhanced International Equity Portfolio		2,317,835
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		3,670,411
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		921,109
Allspring High Yield Corporate Bond Portfolio		19,760
Allspring Investment Grade Corporate Bond Portfolio		122,825
Total Investment companies (Cost $7,054,919)		7,991,165
Total investments in securities (Cost $7,054,919)	97.70%	7,991,165
Other assets and liabilities, net	2.30	188,414
Total net assets	100.00%	$8,179,579
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	0.04%	0.04%	$ (2,363)	$ (6,685)	$ 2,950	$ 0	$10	$ 235,369
Allspring Emerging Markets Bond Portfolio	0.05	0.06	(466)	(2,020)	947	0	0	19,027
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.36	0.43	28,262	(116,497)	0	20,375	5	684,829
Allspring Factor Enhanced International Equity Portfolio	0.31	0.36	210,489	(171,778)	0	66,612	13	2,317,835
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.41	0.49	486,231	(21,267)	0	48,755	30	3,670,411
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.40	0.48	150,393	(182,538)	0	0	8	921,109
Allspring High Yield Corporate Bond Portfolio	0.04	0.06	268	(1,335)	1,027	8,223	0	19,760
Allspring Investment Grade Corporate Bond Portfolio	0.05	0.06	1,981	(10,570)	3,179	0	0	122,825
			$874,795	$(512,690)	$8,103	$143,965	$66	$7,991,165
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  65

Portfolio of investments—February 28, 2022
Dynamic Target 2055 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Japanese Yen Futures	4	3-14-2022	$ 439,172	$ 435,350	$ 0	$ (3,822)
Micro E-Mini Russell 2000 Index	21	3-18-2022	214,944	214,673	0	(271)
Micro E-Mini S&P 500 Index	1	3-18-2022	19,250	21,840	2,590	0
MSCI Emerging Markets Index	1	3-18-2022	61,275	58,775	0	(2,500)
Short
E-Mini Russell 2000 Index	(4)	3-18-2022	(384,352)	(408,900)	0	(24,548)
E-Mini S&P 500 Index	(5)	3-18-2022	(1,036,322)	(1,092,000)	0	(55,678)
MSCI EAFE Index	(6)	3-18-2022	(630,152)	(647,940)	0	(17,788)
MSCI Emerging Markets Index	(4)	3-18-2022	(227,479)	(235,100)	0	(7,621)
					$2,590	$(112,228)
The accompanying notes are an integral part of these financial statements.

66  |  Target Date Retirement Funds

Portfolio of investments—February 28, 2022
Dynamic Target 2060 Fund

		Value
Investment companies: 97.71%
Affiliated master portfolios: 97.71%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 206,640
Allspring Emerging Markets Bond Portfolio		16,702
Allspring Factor Enhanced Emerging Markets Equity Portfolio		603,722
Allspring Factor Enhanced International Equity Portfolio		2,031,829
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		3,220,588
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		808,223
Allspring High Yield Corporate Bond Portfolio		17,348
Allspring Investment Grade Corporate Bond Portfolio		107,833
Total Investment companies (Cost $6,130,892)		7,012,885
Total investments in securities (Cost $6,130,892)	97.71%	7,012,885
Other assets and liabilities, net	2.29	164,593
Total net assets	100.00%	$7,177,478
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	0.03%	0.04%	$ (1,628)	$ (6,397)	$ 2,661	$ 0	$ 9	$ 206,640
Allspring Emerging Markets Bond Portfolio	0.05	0.05	(418)	(1,798)	855	0	0	16,702
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.33	0.38	26,314	(105,874)	0	18,408	5	603,722
Allspring Factor Enhanced International Equity Portfolio	0.28	0.32	193,495	(155,544)	0	60,472	12	2,031,829
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.37	0.43	448,043	(21,950)	0	44,143	27	3,220,588
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.37	0.42	137,311	(167,353)	0	7,476	7	808,223
Allspring High Yield Corporate Bond Portfolio	0.03	0.05	246	(1,191)	405	0	0	17,348
Allspring Investment Grade Corporate Bond Portfolio	0.05	0.05	2,010	(9,628)	3,382	0	0	107,833
			$805,373	$(469,735)	$7,303	$130,499	$60	$7,012,885
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  67

Portfolio of investments—February 28, 2022
Dynamic Target 2060 Fund

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Japanese Yen Futures	3	3-14-2022	$ 329,380	$ 326,513	$0	$ (2,867)
Micro E-Mini Russell 2000 Index	18	3-18-2022	184,237	184,005	0	(232)
MSCI Emerging Markets Index	1	3-18-2022	61,275	58,775	0	(2,500)
Short
E-Mini Russell 2000 Index	(3)	3-18-2022	(288,265)	(306,675)	0	(18,410)
E-Mini S&P 500 Index	(4)	3-18-2022	(829,058)	(873,601)	0	(44,543)
MSCI EAFE Index	(5)	3-18-2022	(525,126)	(539,950)	0	(14,824)
MSCI Emerging Markets Index	(3)	3-18-2022	(170,610)	(176,325)	0	(5,715)
					$0	$(89,091)
The accompanying notes are an integral part of these financial statements.

68  |  Target Date Retirement Funds

Statements of assets and liabilities—February 28, 2022
	Dynamic Target Today Fund	Dynamic Target 2015 Fund	Dynamic Target 2020 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 7,016,779	$ 6,471,496	$ 8,054,910
Cash	10,000	10,000	10,000
Cash at broker segregated for futures contracts	62,900	62,000	87,000
Receivable from manager	10,337	9,630	10,073
Receivable for Fund shares sold	7,593	0	3,430
Receivable for daily variation margin on open futures contracts	7,383	9,041	13,386
Prepaid expenses and other assets	32,807	10,096	22,974
Total assets	7,147,799	6,572,263	8,201,773
Liabilities
Professional fees payable	22,557	22,555	21,628
Trustees’ fees and expenses payable	1,747	2,807	3,807
Custody and accounting fees payable	1,476	1,619	1,835
Payable for Fund shares redeemed	350	0	173
Administration fees payable	287	269	434
Distribution fee payable	37	35	33
Payable for daily variation margin on open futures contracts	0	1,765	2,100
Accrued expenses and other liabilities	0	1,372	0
Total liabilities	26,454	30,422	30,010
Total net assets	$7,121,345	$6,541,841	$8,171,763
Net assets consist of
Paid-in capital	$ 6,766,712	$ 6,148,802	$ 7,658,286
Total distributable earnings	354,633	393,039	513,477
Total net assets	$7,121,345	$6,541,841	$8,171,763
Computation of net asset value and offering price per share
Net assets – Class A	$ 666,567	$ 732,765	$ 1,577,267
Shares outstanding – Class A1	62,821	68,825	146,295
Net asset value per share – Class A	$10.61	$10.65	$10.78
Maximum offering price per share – Class A2	$11.26	$11.30	$11.44
Net assets – Class C	$ 128,606	$ 118,728	$ 122,198
Shares outstanding – Class C1	12,107	11,149	11,293
Net asset value per share – Class C	$10.62	$10.65	$10.82
Net assets – Class R4	$ 119,260	$ 120,636	$ 124,593
Shares outstanding – Class R4[1]	11,219	11,328	11,470
Net asset value per share – Class R4	$10.63	$10.65	$10.86
Net assets – Class R6	$ 6,206,912	$ 5,569,712	$ 6,347,705
Shares outstanding – Class R6[1]	583,554	522,640	583,881
Net asset value per share – Class R6	$10.64	$10.66	$10.87
Investments in affiliated Master Portfolios, at cost	$ 6,632,992	$ 6,048,911	$ 7,500,225
[1]	Each Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  69

Statements of assets and liabilities—February 28, 2022
	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 13,619,893	$ 13,346,637	$ 12,478,339
Cash	10,000	10,000	10,000
Cash at broker segregated for futures contracts	159,000	181,200	183,200
Receivable from manager	10,059	10,580	11,658
Receivable for Fund shares sold	15,257	13,975	35,296
Receivable for daily variation margin on open futures contracts	26,054	31,393	28,923
Prepaid expenses and other assets	8,292	16,351	14,586
Total assets	13,848,555	13,610,136	12,762,002
Liabilities
Professional fees payable	22,397	21,850	21,711
Trustees’ fees and expenses payable	3,348	3,418	3,418
Custody and accounting fees payable	2,621	2,588	2,355
Administration fees payable	1,100	977	596
Distribution fee payable	37	41	56
Payable for daily variation margin on open futures contracts	4,765	3,805	0
Total liabilities	34,268	32,679	28,136
Total net assets	$13,814,287	$13,577,457	$12,733,866
Net assets consist of
Paid-in capital	$ 13,015,089	$ 12,658,510	$ 11,758,588
Total distributable earnings	799,198	918,947	975,278
Total net assets	$13,814,287	$13,577,457	$12,733,866
Computation of net asset value and offering price per share
Net assets – Class A	$ 5,354,458	$ 4,472,413	$ 1,859,965
Shares outstanding – Class A1	473,021	393,830	163,659
Net asset value per share – Class A	$11.32	$11.36	$11.36
Maximum offering price per share – Class A2	$12.01	$12.05	$12.05
Net assets – Class C	$ 131,852	$ 139,152	$ 165,446
Shares outstanding – Class C1	11,597	12,227	14,491
Net asset value per share – Class C	$11.37	$11.38	$11.42
Net assets – Class R4	$ 130,800	$ 132,540	$ 133,445
Shares outstanding – Class R4[1]	11,473	11,552	11,634
Net asset value per share – Class R4	$11.40	$11.47	$11.47
Net assets – Class R6	$ 8,197,177	$ 8,833,352	$ 10,575,010
Shares outstanding – Class R6[1]	718,421	769,080	920,930
Net asset value per share – Class R6	$11.41	$11.49	$11.48
Investments in affiliated Master Portfolios, at cost	$ 12,746,571	$ 12,363,393	$ 11,429,722
[1]	Each Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

70  |  Target Date Retirement Funds

Statements of assets and liabilities—February 28, 2022
	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 9,217,895	$ 8,215,750	$ 7,452,977
Cash	10,000	10,000	10,000
Cash at broker segregated for futures contracts	158,000	128,000	126,999
Receivable from manager	9,453	8,489	10,630
Receivable for Fund shares sold	10,462	68,970	11,816
Receivable for daily variation margin on open futures contracts	24,879	19,975	22,184
Prepaid expenses and other assets	18,530	24,084	22,807
Total assets	9,449,219	8,475,268	7,657,413
Liabilities
Professional fees payable	22,324	22,944	22,052
Trustees’ fees and expenses payable	3,601	3,807	3,286
Custody and accounting fees payable	2,636	2,497	2,034
Payable for Fund shares redeemed	0	14	10
Administration fees payable	808	328	276
Distribution fee payable	42	52	44
Shareholder report expenses payable	0	8,690	0
Accrued expenses and other liabilities	0	3,519	133
Total liabilities	29,411	41,851	27,835
Total net assets	$9,419,808	$8,433,417	$7,629,578
Net assets consist of
Paid-in capital	$ 8,425,254	$ 7,498,084	$ 6,755,193
Total distributable earnings	994,554	935,333	874,385
Total net assets	$9,419,808	$8,433,417	$7,629,578
Computation of net asset value and offering price per share
Net assets – Class A	$ 2,490,030	$ 778,667	$ 494,950
Shares outstanding – Class A1	222,206	69,264	43,498
Net asset value per share – Class A	$11.21	$11.24	$11.38
Maximum offering price per share – Class A2	$11.89	$11.93	$12.07
Net assets – Class C	$ 141,432	$ 156,871	$ 143,938
Shares outstanding – Class C1	12,559	13,925	12,655
Net asset value per share – Class C	$11.26	$11.27	$11.37
Net assets – Class R4	$ 132,638	$ 133,585	$ 134,189
Shares outstanding – Class R4[1]	11,700	11,778	11,718
Net asset value per share – Class R4	$11.34	$11.34	$11.45
Net assets – Class R6	$ 6,655,708	$ 7,364,294	$ 6,856,501
Shares outstanding – Class R6[1]	586,629	648,346	598,013
Net asset value per share – Class R6	$11.35	$11.36	$11.47
Investments in affiliated Master Portfolios, at cost	$ 8,176,824	$ 7,241,877	$ 6,539,285
[1]	Each Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  71

Statements of assets and liabilities—February 28, 2022
	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 7,991,165	$ 7,012,885
Cash	10,000	10,000
Cash at broker segregated for futures contracts	129,000	121,000
Receivable from manager	10,140	10,446
Receivable for Fund shares sold	20,287	7,597
Receivable for daily variation margin on open futures contracts	19,915	18,591
Prepaid expenses and other assets	27,773	24,516
Total assets	8,208,280	7,205,035
Liabilities
Professional fees payable	22,052	21,746
Trustees’ fees and expenses payable	3,303	3,303
Custody and accounting fees payable	2,076	2,065
Payable for Fund shares redeemed	36	0
Administration fees payable	291	264
Distribution fee payable	54	37
Accrued expenses and other liabilities	889	142
Total liabilities	28,701	27,557
Total net assets	$8,179,579	$7,177,478
Net assets consist of
Paid-in capital	$ 7,288,141	$ 6,337,495
Total distributable earnings	891,438	839,983
Total net assets	$8,179,579	$7,177,478
Computation of net asset value and offering price per share
Net assets – Class A	$ 495,398	$ 498,101
Shares outstanding – Class A1	43,553	43,841
Net asset value per share – Class A	$11.37	$11.36
Maximum offering price per share – Class A2	$12.06	$12.05
Net assets – Class C	$ 160,883	$ 131,670
Shares outstanding – Class C1	14,160	11,561
Net asset value per share – Class C	$11.36	$11.39
Net assets – Class R4	$ 134,683	$ 134,562
Shares outstanding – Class R4[1]	11,766	11,727
Net asset value per share – Class R4	$11.45	$11.47
Net assets – Class R6	$ 7,388,615	$ 6,413,145
Shares outstanding – Class R6[1]	645,057	558,287
Net asset value per share – Class R6	$11.45	$11.49
Investments in affiliated Master Portfolios, at cost	$ 7,054,919	$ 6,130,892
[1]	Each Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

72  |  Target Date Retirement Funds

Statements of operations—year ended February 28, 2022
	Dynamic Target Today Fund	Dynamic Target 2015 Fund	Dynamic Target 2020 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 100,928	$ 80,381	$ 84,944
Dividends allocated from affiliated Master Portfolios*	53,969	58,196	82,393
Affiliated income allocated from affiliated Master Portfolios	111	94	107
Expenses allocated from affiliated Master Portfolios	(12,283)	(11,588)	(14,784)
Waivers allocated from affiliated Master Portfolios	5,263	4,932	6,253
Total investment income	147,988	132,015	158,913
Expenses
Management fee	10,406	9,417	11,565
Administration fees
Class A	1,488	1,412	3,346
Class C	276	258	333
Class R4	98	99	103
Class R6	1,913	1,717	1,887
Shareholder servicing fees
Class A	1,769	1,680	3,984
Class C	324	307	396
Class R4	123	124	128
Distribution fee
Class C	264	218	479
Custody and accounting fees	3,159	3,290	3,473
Professional fees	28,669	27,376	31,178
Registration fees	47,796	45,669	43,728
Shareholder report expenses	13,851	17,094	15,095
Trustees’ fees and expenses	20,028	20,028	20,028
Other fees and expenses	5,164	2,755	2,956
Total expenses	135,328	131,444	138,679
Less: Fee waivers and/or expense reimbursements
Fund-level	(120,367)	(118,194)	(119,394)
Class A	(131)	(65)	(175)
Class R4	(15)	(8)	(9)
Class R6	(1,742)	(1,467)	(1,614)
Net expenses	13,073	11,710	17,487
Net investment income	134,915	120,305	141,426
Realized and unrealized gains (losses) on investments
Net realized gains on
Securities transactions allocated from affiliated Master Portfolios	440,823	449,863	623,699
Futures contracts	20,632	17,843	16,167
Net realized gains on investments	461,455	467,706	639,866
Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	(415,188)	(373,975)	(476,100)
Futures contracts	(44,506)	(43,070)	(67,256)
Net change in unrealized gains (losses) on investments	(459,694)	(417,045)	(543,356)
Net realized and unrealized gains (losses) on investments	1,761	50,661	96,510
Net increase in net assets resulting from operations	$ 136,676	$ 170,966	$ 237,936
*Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$3,452	$3,708	$5,248
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  73

Statements of operations—year ended February 28, 2022
	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 107,854	$ 72,231	$ 52,383
Dividends allocated from affiliated Master Portfolios*	164,270	183,535	184,017
Affiliated income allocated from affiliated Master Portfolios	172	154	135
Expenses allocated from affiliated Master Portfolios	(24,877)	(23,537)	(21,466)
Waivers allocated from affiliated Master Portfolios	9,591	7,884	6,524
Total investment income	257,010	240,267	221,593
Expenses
Management fee	19,522	18,907	17,568
Administration fees
Class A	10,449	9,397	3,860
Class C	295	293	316
Class R4	108	110	111
Class R6	2,564	2,589	3,093
Shareholder servicing fees
Class A	12,435	11,187	4,595
Class C	351	349	370
Class R4	135	137	139
Distribution fee
Class C	318	311	368
Custody and accounting fees	3,475	3,705	4,369
Professional fees	28,389	28,885	28,682
Registration fees	37,991	41,760	43,264
Shareholder report expenses	16,673	16,919	16,956
Trustees’ fees and expenses	20,028	20,028	20,028
Other fees and expenses	2,700	2,667	2,682
Total expenses	155,433	157,244	146,401
Less: Fee waivers and/or expense reimbursements
Fund-level	(115,168)	(121,017)	(122,346)
Class A	(888)	(468)	(291)
Class R4	(22)	(18)	(22)
Class R6	(2,442)	(2,217)	(2,960)
Net expenses	36,913	33,524	20,782
Net investment income	220,097	206,743	200,811
Realized and unrealized gains (losses) on investments
Net realized gains on
Securities transactions allocated from affiliated Master Portfolios	1,059,049	1,102,950	1,101,769
Futures contracts	47,336	13,255	3,391
Net realized gains on investments	1,106,385	1,116,205	1,105,160
Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	(756,159)	(758,396)	(741,769)
Futures contracts	(129,146)	(132,111)	(134,938)
Net change in unrealized gains (losses) on investments	(885,305)	(890,507)	(876,707)
Net realized and unrealized gains (losses) on investments	221,080	225,698	228,453
Net increase in net assets resulting from operations	$ 441,177	$ 432,441	$ 429,264
*Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$11,110	$13,104	$13,601
The accompanying notes are an integral part of these financial statements.

74  |  Target Date Retirement Funds

Statements of operations—year ended February 28, 2022
	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 33,389	$ 17,873	$ 7,946
Dividends allocated from affiliated Master Portfolios*	169,733	147,423	138,984
Affiliated income allocated from affiliated Master Portfolios	106	78	64
Expenses allocated from affiliated Master Portfolios	(18,755)	(15,494)	(14,220)
Waivers allocated from affiliated Master Portfolios	5,600	4,552	4,098
Total investment income	190,073	154,432	136,872
Expenses
Management fee	15,081	12,247	11,086
Administration fees
Class A	7,763	1,628	983
Class C	302	337	316
Class R4	110	111	112
Class R6	2,006	2,270	2,121
Shareholder servicing fees
Class A	9,242	1,939	1,171
Class C	353	401	376
Class R4	138	139	139
Distribution fee
Class C	333	482	409
Custody and accounting fees	3,654	3,464	3,857
Professional fees	27,279	25,957	28,071
Registration fees	36,746	38,552	41,905
Shareholder report expenses	16,847	8,803	16,797
Trustees’ fees and expenses	20,028	20,028	20,028
Other fees and expenses	3,589	3,287	4,175
Total expenses	143,471	119,645	131,546
Less: Fee waivers and/or expense reimbursements
Fund-level	(113,564)	(104,700)	(119,213)
Class A	(290)	(156)	0
Class R4	(32)	(26)	(34)
Class R6	(2,006)	(2,235)	(2,121)
Net expenses	27,579	12,528	10,178
Net investment income	162,494	141,904	126,694
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	1,059,015	915,266	846,096
Futures contracts	(7,413)	11,657	3,198
Net realized gains on investments	1,051,602	926,923	849,294
Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	(704,230)	(540,731)	(494,628)
Futures contracts	(103,630)	(105,225)	(89,874)
Net change in unrealized gains (losses) on investments	(807,860)	(645,956)	(584,502)
Net realized and unrealized gains (losses) on investments	243,742	280,967	264,792
Net increase in net assets resulting from operations	$ 406,236	$ 422,871	$ 391,486
*Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$12,793	$11,206	$10,762
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  75

Statements of operations—year ended February 28, 2022
	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund
Investment income
Interest allocated from affiliated Master Portfolios	$ 8,103	$ 7,303
Dividends allocated from affiliated Master Portfolios*	143,965	130,499
Affiliated income allocated from affiliated Master Portfolios	66	60
Expenses allocated from affiliated Master Portfolios	(14,765)	(13,372)
Waivers allocated from affiliated Master Portfolios	4,248	3,872
Total investment income	141,617	128,362
Expenses
Management fee	11,499	10,402
Administration fees
Class A	1,023	1,015
Class C	333	289
Class R4	112	112
Class R6	2,203	1,975
Shareholder servicing fees
Class A	1,218	1,209
Class C	386	344
Class R4	140	140
Distribution fee
Class C	429	310
Custody and accounting fees	4,020	3,786
Professional fees	28,101	28,794
Registration fees	41,727	41,792
Shareholder report expenses	16,797	14,416
Trustees’ fees and expenses	20,028	20,028
Other fees and expenses	3,228	2,872
Total expenses	131,244	127,484
Less: Fee waivers and/or expense reimbursements
Fund-level	(118,730)	(116,063)
Class A	(4)	(15)
Class R4	(27)	(23)
Class R6	(1,917)	(1,675)
Net expenses	10,566	9,708
Net investment income	131,051	118,654
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	874,795	805,373
Futures contracts	2,235	(1,978)
Net realized gains on investments	877,030	803,395
Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	(512,690)	(469,735)
Futures contracts	(103,014)	(85,882)
Net change in unrealized gains (losses) on investments	(615,704)	(555,617)
Net realized and unrealized gains (losses) on investments	261,326	247,778
Net increase in net assets resulting from operations	$ 392,377	$ 366,432
*Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$11,149	$10,093
The accompanying notes are an integral part of these financial statements.

76  |  Target Date Retirement Funds

Statements of changes in net assets
	Dynamic Target Today Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 134,915		$ 132,102
Payment from affiliate		0		1,648
Net realized gains on investments		461,455		209,607
Net change in unrealized gains (losses) on investments		(459,694)		463,636
Net increase in net assets resulting from operations		136,676		806,993
Distributions to shareholders from
Net investment income and net realized gains
Class A		(61,514)		(34,876)
Class C		(10,927)		(4,227)
Class R4		(10,590)		(4,908)
Class R6		(559,395)		(262,818)
Total distributions to shareholders		(642,426)		(306,829)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	24,954	288,776	15,550	172,874
Class C	927	11,000	316	3,500
Class R6	7,453	86,403	16,865	180,112
		386,179		356,486
Reinvestment of distributions
Class A	5,475	61,514	2,679	30,376
Class C	972	10,927	10	109
Class R4	940	10,590	0	0
Class R6	49,588	559,395	2,541	28,872
		642,426		59,357
Payment for shares redeemed
Class A	(25,796)	(294,339)	(56,424)	(631,348)
Class C	(229)	(2,659)	(52)	(574)
Class R6	(8,257)	(96,039)	(6,783)	(75,511)
		(393,037)		(707,433)
Net increase (decrease) in net assets resulting from capital share transactions		635,568		(291,590)
Total increase in net assets		129,818		208,574
Net assets
Beginning of period		6,991,527		6,782,953
End of period		$7,121,345		$6,991,527
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  77

Statements of changes in net assets
	Dynamic Target 2015 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 120,305		$ 109,378
Payment from affiliate		0		1,699
Net realized gains on investments		467,706		176,579
Net change in unrealized gains (losses) on investments		(417,045)		457,272
Net increase in net assets resulting from operations		170,966		744,928
Distributions to shareholders from
Net investment income and net realized gains
Class A		(60,659)		(13,767)
Class C		(10,945)		(2,965)
Class R4		(11,671)		(3,742)
Class R6		(546,218)		(180,070)
Total distributions to shareholders		(629,493)		(200,544)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	15,291	171,461	15,447	172,588
Class R6	15	176	19	208
		171,637		172,796
Reinvestment of distributions
Class A	5,372	60,659	919	10,377
Class C	969	10,945	0	0
Class R4	1,032	11,671	0	0
Class R6	48,223	546,218	0	0
		629,493		10,377
Payment for shares redeemed
Class A	(2,501)	(30,361)	(9,938)	(107,011)
Class R6	(33)	(409)	0	0
		(30,770)		(107,011)
Net increase in net assets resulting from capital share transactions		770,360		76,162
Total increase in net assets		311,833		620,546
Net assets
Beginning of period		6,230,008		5,609,462
End of period		$6,541,841		$6,230,008
The accompanying notes are an integral part of these financial statements.

78  |  Target Date Retirement Funds

Statements of changes in net assets
	Dynamic Target 2020 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 141,426		$ 123,306
Payment from affiliate		0		1,768
Net realized gains on investments		639,866		186,024
Net change in unrealized gains (losses) on investments		(543,356)		709,753
Net increase in net assets resulting from operations		237,936		1,020,851
Distributions to shareholders from
Net investment income and net realized gains
Class A		(161,350)		(33,648)
Class C		(15,449)		(2,781)
Class R4		(12,877)		(2,881)
Class R6		(642,282)		(148,499)
Total distributions to shareholders		(831,958)		(187,809)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	36,489	434,090	66,041	695,433
Class C	1,337	15,501	2,924	30,529
Class R6	27,915	331,642	11,502	127,813
		781,233		853,775
Reinvestment of distributions
Class A	14,086	161,350	2,728	31,068
Class C	1,346	15,449	54	619
Class R4	1,114	12,877	0	0
Class R6	55,506	642,282	701	8,031
		831,958		39,718
Payment for shares redeemed
Class A	(29,446)	(346,777)	(83,209)	(862,514)
Class C	(4,618)	(52,903)	0	0
Class R6	(5,113)	(61,723)	(1,409)	(15,434)
		(461,403)		(877,948)
Net increase in net assets resulting from capital share transactions		1,151,788		15,545
Total increase in net assets		557,766		848,587
Net assets
Beginning of period		7,613,997		6,765,410
End of period		$8,171,763		$7,613,997
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  79

Statements of changes in net assets
	Dynamic Target 2025 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 220,097		$ 177,049
Payment from affiliate		0		1,794
Net realized gains on investments		1,106,385		338,764
Net change in unrealized gains (losses) on investments		(885,305)		1,261,073
Net increase in net assets resulting from operations		441,177		1,778,680
Distributions to shareholders from
Net investment income and net realized gains
Class A		(545,607)		(53,176)
Class C		(13,239)		(2,039)
Class R4		(13,686)		(2,712)
Class R6		(856,637)		(179,812)
Total distributions to shareholders		(1,429,169)		(237,739)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	219,454	2,804,021	116,622	1,344,924
Class C	114	1,465	51	525
Class R6	109,174	1,402,925	107,559	1,237,908
		4,208,411		2,583,357
Reinvestment of distributions
Class A	45,256	545,607	4,302	50,847
Class C	1,095	13,239	17	207
Class R4	1,126	13,686	0	0
Class R6	70,363	856,637	3,949	46,939
		1,429,169		97,993
Payment for shares redeemed
Class A	(101,544)	(1,278,870)	(86,608)	(945,150)
Class C	(860)	(11,020)	(915)	(10,088)
Class R6	(115,631)	(1,510,350)	(93,340)	(1,026,249)
		(2,800,240)		(1,981,487)
Net increase in net assets resulting from capital share transactions		2,837,340		699,863
Total increase in net assets		1,849,348		2,240,804
Net assets
Beginning of period		11,964,939		9,724,135
End of period		$13,814,287		$11,964,939
The accompanying notes are an integral part of these financial statements.

80  |  Target Date Retirement Funds

Statements of changes in net assets
	Dynamic Target 2030 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 206,743		$ 155,795
Payment from affiliate		0		1,378
Net realized gains on investments		1,116,205		424,253
Net change in unrealized gains (losses) on investments		(890,507)		1,388,568
Net increase in net assets resulting from operations		432,441		1,969,994
Distributions to shareholders from
Net investment income and net realized gains
Class A		(495,005)		(54,874)
Class C		(14,437)		(1,660)
Class R4		(14,488)		(2,422)
Class R6		(925,502)		(151,909)
Total distributions to shareholders		(1,449,432)		(210,865)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	179,197	2,285,559	104,999	1,147,351
Class C	735	9,439	0	0
Class R6	115,832	1,474,814	66,690	760,708
		3,769,812		1,908,059
Reinvestment of distributions
Class A	39,899	483,110	4,300	50,872
Class C	1,191	14,437	0	0
Class R4	1,183	14,488	0	0
Class R6	75,430	925,502	2,715	32,386
		1,437,537		83,258
Payment for shares redeemed
Class A	(100,094)	(1,264,409)	(63,595)	(705,738)
Class C	(2)	(20)	0	0
Class R6	(34,787)	(454,588)	(696)	(7,969)
		(1,719,017)		(713,707)
Net increase in net assets resulting from capital share transactions		3,488,332		1,277,610
Total increase in net assets		2,471,341		3,036,739
Net assets
Beginning of period		11,106,116		8,069,377
End of period		$13,577,457		$11,106,116
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  81

Statements of changes in net assets
	Dynamic Target 2035 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 200,811		$ 155,122
Payment from affiliate		0		1,801
Net realized gains on investments		1,105,160		415,473
Net change in unrealized gains (losses) on investments		(876,707)		1,491,216
Net increase in net assets resulting from operations		429,264		2,063,612
Distributions to shareholders from
Net investment income and net realized gains
Class A		(217,181)		(17,069)
Class C		(15,642)		(1,296)
Class R4		(15,272)		(1,987)
Class R6		(1,207,078)		(152,324)
Total distributions to shareholders		(1,455,173)		(172,676)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	47,696	613,128	71,273	799,559
Class C	2,231	27,590	232	2,531
Class R6	90,826	1,198,201	81,138	895,886
		1,838,919		1,697,976
Reinvestment of distributions
Class A	17,904	217,181	1,291	15,307
Class C	1,285	15,642	7	80
Class R4	1,246	15,272	0	0
Class R6	98,290	1,207,078	4,434	52,984
		1,455,173		68,371
Payment for shares redeemed
Class A	(21,780)	(268,781)	(26,363)	(289,545)
Class C	(2)	(21)	(2)	(20)
Class R6	(13,841)	(178,081)	(16,428)	(179,192)
		(446,883)		(468,757)
Net increase in net assets resulting from capital share transactions		2,847,209		1,297,590
Total increase in net assets		1,821,300		3,188,526
Net assets
Beginning of period		10,912,566		7,724,040
End of period		$12,733,866		$10,912,566
The accompanying notes are an integral part of these financial statements.

82  |  Target Date Retirement Funds

Statements of changes in net assets
	Dynamic Target 2040 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 162,494		$ 132,898
Payment from affiliate		0		1,690
Net realized gains on investments		1,051,602		335,617
Net change in unrealized gains (losses) on investments		(807,860)		1,470,019
Net increase in net assets resulting from operations		406,236		1,940,224
Distributions to shareholders from
Net investment income and net realized gains
Class A		(425,443)		(45,099)
Class C		(16,287)		(1,273)
Class R4		(15,931)		(1,970)
Class R6		(788,089)		(101,687)
Total distributions to shareholders		(1,245,750)		(150,029)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	50,367	629,754	90,234	890,249
Class C	547	7,141	328	3,357
Class R6	28,995	365,456	8,375	89,743
		1,002,351		983,349
Reinvestment of distributions
Class A	35,541	425,443	3,707	43,371
Class C	1,354	16,287	4	45
Class R4	1,313	15,931	0	0
Class R6	64,861	788,089	280	3,308
		1,245,750		46,724
Payment for shares redeemed
Class A	(135,253)	(1,535,377)	(11,520)	(125,598)
Class C	(3)	(40)	(2)	(20)
Class R6	(3,093)	(39,753)	(6,531)	(68,363)
		(1,575,170)		(193,981)
Net increase in net assets resulting from capital share transactions		672,931		836,092
Total increase (decrease) in net assets		(166,583)		2,626,287
Net assets
Beginning of period		9,586,391		6,960,104
End of period		$ 9,419,808		$9,586,391
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  83

Statements of changes in net assets
	Dynamic Target 2045 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 141,904		$ 115,081
Payment from affiliate		0		1,821
Net realized gains on investments		926,923		303,630
Net change in unrealized gains (losses) on investments		(645,956)		1,232,915
Net increase in net assets resulting from operations		422,871		1,653,447
Distributions to shareholders from
Net investment income and net realized gains
Class A		(86,264)		(8,119)
Class C		(18,714)		(1,435)
Class R4		(16,649)		(2,023)
Class R6		(918,136)		(118,025)
Total distributions to shareholders		(1,039,763)		(129,602)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	13,714	168,746	27,914	316,550
Class C	466	6,143	583	6,107
Class R6	29,852	383,596	16,337	174,096
		558,485		496,753
Reinvestment of distributions
Class A	7,176	86,264	546	6,380
Class C	1,555	18,714	15	180
Class R4	1,370	16,649	0	0
Class R6	75,376	918,136	1,463	17,239
		1,039,763		23,799
Payment for shares redeemed
Class A	(17,206)	(224,559)	(5,443)	(57,498)
Class C	(2)	(30)	(3)	(40)
Class R6	(21,937)	(290,456)	(6,182)	(63,617)
		(515,045)		(121,155)
Net increase in net assets resulting from capital share transactions		1,083,203		399,397
Total increase in net assets		466,311		1,923,242
Net assets
Beginning of period		7,967,106		6,043,864
End of period		$ 8,433,417		$7,967,106
The accompanying notes are an integral part of these financial statements.

84  |  Target Date Retirement Funds

Statements of changes in net assets
	Dynamic Target 2050 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 126,694		$ 100,934
Payment from affiliate		0		1,735
Net realized gains on investments		849,294		277,077
Net change in unrealized gains (losses) on investments		(584,502)		1,145,983
Net increase in net assets resulting from operations		391,486		1,525,729
Distributions to shareholders from
Net investment income and net realized gains
Class A		(56,447)		(5,026)
Class C		(16,542)		(1,340)
Class R4		(16,038)		(1,983)
Class R6		(833,660)		(105,760)
Total distributions to shareholders		(922,687)		(114,109)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	12,622	165,607	8,242	87,395
Class C	5	58	263	2,625
Class R6	25,936	338,049	16,652	181,746
		503,714		271,766
Reinvestment of distributions
Class A	4,634	56,447	283	3,307
Class C	1,361	16,542	10	115
Class R4	1,308	16,038	0	0
Class R6	67,813	833,660	584	6,866
		922,687		10,288
Payment for shares redeemed
Class A	(5,180)	(68,313)	(3,419)	(36,122)
Class C	(2)	(20)	(2)	(20)
Class R6	(13,470)	(165,848)	(3,000)	(33,593)
		(234,181)		(69,735)
Net increase in net assets resulting from capital share transactions		1,192,220		212,319
Total increase in net assets		661,019		1,623,939
Net assets
Beginning of period		6,968,559		5,344,620
End of period		$7,629,578		$6,968,559
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  85

Statements of changes in net assets
	Dynamic Target 2055 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 131,051		$ 104,162
Payment from affiliate		0		1,693
Net realized gains on investments		877,030		303,713
Net change in unrealized gains (losses) on investments		(615,704)		1,192,728
Net increase in net assets resulting from operations		392,377		1,602,296
Distributions to shareholders from
Net investment income and net realized gains
Class A		(58,601)		(5,783)
Class C		(18,486)		(1,336)
Class R4		(16,586)		(1,972)
Class R6		(882,662)		(108,542)
Total distributions to shareholders		(976,335)		(117,633)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,635	126,177	11,351	118,670
Class C	1,243	15,771	971	10,676
Class R6	46,471	582,370	18,055	190,935
		724,318		320,281
Reinvestment of distributions
Class A	4,818	58,601	344	4,033
Class C	1,523	18,486	7	88
Class R4	1,353	16,586	0	0
Class R6	71,914	882,662	862	10,153
		976,335		14,274
Payment for shares redeemed
Class A	(5,484)	(71,636)	(1,828)	(19,612)
Class C	(1)	(10)	(2)	(20)
Class R6	(7,084)	(94,434)	(4,066)	(40,720)
		(166,080)		(60,352)
Net increase in net assets resulting from capital share transactions		1,534,573		274,203
Total increase in net assets		950,615		1,758,866
Net assets
Beginning of period		7,228,964		5,470,098
End of period		$8,179,579		$7,228,964
The accompanying notes are an integral part of these financial statements.

86  |  Target Date Retirement Funds

Statements of changes in net assets
	Dynamic Target 2060 Fund
	Year ended February 28, 2022		Year ended February 28, 2021
Operations
Net investment income		$ 118,654		$ 96,484
Payment from affiliate		0		1,632
Net realized gains on investments		803,395		256,303
Net change in unrealized gains (losses) on investments		(555,617)		1,081,263
Net increase in net assets resulting from operations		366,432		1,435,682
Distributions to shareholders from
Net investment income and net realized gains
Class A		(57,008)		(5,036)
Class C		(15,146)		(1,275)
Class R4		(16,036)		(2,015)
Class R6		(766,965)		(101,116)
Total distributions to shareholders		(855,155)		(109,442)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,306	121,864	15,065	159,897
Class R6	14,423	183,736	4,305	46,772
		305,600		206,669
Reinvestment of distributions
Class A	4,684	57,008	284	3,322
Class C	1,244	15,146	0	0
Class R4	1,303	16,036	0	0
Class R6	62,194	766,965	65	761
		855,155		4,083
Payment for shares redeemed
Class A	(3,724)	(49,818)	(17,452)	(164,974)
Class C	(1)	(10)	(1)	(10)
Class R6	(3,624)	(44,270)	(223)	(2,332)
		(94,098)		(167,316)
Net increase in net assets resulting from capital share transactions		1,066,657		43,436
Total increase in net assets		577,934		1,369,676
Net assets
Beginning of period		6,599,544		5,229,868
End of period		$7,177,478		$6,599,544
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  87

Financial highlights
Dynamic Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class A	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$11.38	$10.60	$10.11	$10.82	$10.65	$10.06
Net investment income	0.16	0.13	0.21 [3]	0.13	0.15	0.12 [3]
Net realized and unrealized gains (losses) on investments	0.06	1.09	0.50	0.16	0.38	0.65
Total from investment operations	0.22	1.22	0.71	0.29	0.53	0.77
Distributions to shareholders from
Net investment income	(0.17)	(0.18)	(0.22)	(0.15)	(0.19)	(0.09)
Net realized gains	(0.82)	(0.26)	0.00	(0.85)	(0.17)	(0.09)
Total distributions to shareholders	(0.99)	(0.44)	(0.22)	(1.00)	(0.36)	(0.18)
Net asset value, end of period	$10.61	$11.38	$10.60	$10.11	$10.82	$10.65
Total return[4]	1.53%	11.47%	6.95%	3.16%	4.96%	7.97%
Ratios to average net assets (annualized)
Gross expenses	2.32% *	2.98% *	3.37% *	4.39% *	4.39% ^	4.67% ^
Net expenses	0.65% *	0.67% *	0.66% *	0.59% *	0.48% ^	0.53% ^
Net investment income	1.46% *	1.58% *	1.95% *	1.75% *	1.37%	1.16%
Supplemental data
Portfolio turnover rate[5]	101%	87%	39%	48%	94%	97%
Net assets, end of period (000s omitted)	$667	$662	$1,022	$400	$384	$238

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019[2]	0.12%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

88  |  Target Date Retirement Funds

Financial highlights
Dynamic Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class C	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$11.45	$10.56	$10.08	$10.76	$10.58	$10.03
Net investment income	0.08	0.08	0.14	0.08	0.07	0.05
Payment from affiliate	0.00	0.16	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.05	1.05	0.48	0.15	0.38	0.64
Total from investment operations	0.13	1.29	0.62	0.23	0.45	0.69
Distributions to shareholders from
Net investment income	(0.14)	(0.14)	(0.14)	(0.06)	(0.10)	(0.05)
Net realized gains	(0.82)	(0.26)	0.00	(0.85)	(0.17)	(0.09)
Total distributions to shareholders	(0.96)	(0.40)	(0.14)	(0.91)	(0.27)	(0.14)
Net asset value, end of period	$10.62	$11.45	$10.56	$10.08	$10.76	$10.58
Total return[3]	0.78%	12.31% [4]	6.11%	2.60%	4.25%	7.12%
Ratios to average net assets (annualized)
Gross expenses	2.52% *	3.30% *	4.02% *	5.14% *	5.14% ^	5.45% ^
Net expenses	1.42% *	1.43% *	1.41% *	1.34% *	1.24% ^	1.28% ^
Net investment income	0.69% *	0.74% *	1.33% *	0.99% *	0.65%	0.45%
Supplemental data
Portfolio turnover rate[5]	101%	87%	39%	48%	94%	97%
Net assets, end of period (000s omitted)	$129	$120	$107	$102	$109	$108

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.08%
Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.11%
Year ended February 28, 2019[2]	0.11%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.55% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  89

Financial highlights
Dynamic Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R4	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$11.39	$10.62	$10.10	$10.81	$10.63	$10.07
Net investment income	0.20	0.20	0.25	0.16	0.18	0.16
Net realized and unrealized gains (losses) on investments	0.05	1.05	0.49	0.16	0.38	0.64
Total from investment operations	0.25	1.25	0.74	0.32	0.56	0.80
Distributions to shareholders from
Net investment income	(0.19)	(0.22)	(0.22)	(0.18)	(0.21)	(0.15)
Net realized gains	(0.82)	(0.26)	0.00	(0.85)	(0.17)	(0.09)
Total distributions to shareholders	(1.01)	(0.48)	(0.22)	(1.03)	(0.38)	(0.24)
Net asset value, end of period	$10.63	$11.39	$10.62	$10.10	$10.81	$10.63
Total return[3]	1.86%	11.81%	7.33%	3.42%	5.27%	8.21%
Ratios to average net assets (annualized)
Gross expenses	2.02% *	2.65% *	3.17% *	4.11% *	4.11% ^	4.42% ^
Net expenses	0.36% *	0.37% *	0.36% *	0.31% *	0.22% ^	0.22% ^
Net investment income	1.75% *	1.82% *	2.38% *	2.02% *	1.67%	1.51%
Supplemental data
Portfolio turnover rate[4]	101%	87%	39%	48%	94%	97%
Net assets, end of period (000s omitted)	$119	$117	$109	$104	$111	$109

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.08%
Year ended February 28, 2021	0.08%
Year ended February 29, 2020	0.11%
Year ended February 28, 2019[2]	0.11%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

90  |  Target Date Retirement Funds

Financial highlights
Dynamic Target Today Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R6	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$11.39	$10.62	$10.10	$10.82	$10.64	$10.08
Net investment income	0.21	0.21	0.27 [3]	0.17	0.20	0.17
Net realized and unrealized gains (losses) on investments	0.07	1.05	0.49	0.15	0.38	0.65
Total from investment operations	0.28	1.26	0.76	0.32	0.58	0.82
Distributions to shareholders from
Net investment income	(0.21)	(0.23)	(0.24)	(0.19)	(0.23)	(0.17)
Net realized gains	(0.82)	(0.26)	0.00	(0.85)	(0.17)	(0.09)
Total distributions to shareholders	(1.03)	(0.49)	(0.24)	(1.04)	(0.40)	(0.26)
Net asset value, end of period	$10.64	$11.39	$10.62	$10.10	$10.82	$10.64
Total return[4]	2.09%	11.96%	7.48%	3.49%	5.42%	8.48%
Ratios to average net assets (annualized)
Gross expenses	1.88% *	2.52% *	3.02% *	3.97% *	3.96% ^	4.27% ^
Net expenses	0.21% *	0.22% *	0.21% *	0.16% *	0.07% ^	0.06% ^
Net investment income	1.91% *	1.96% *	2.51% *	2.17% *	1.82%	1.67%
Supplemental data
Portfolio turnover rate[5]	101%	87%	39%	48%	94%	97%
Net assets, end of period (000s omitted)	$6,207	$6,093	$5,545	$4,785	$5,123	$5,037

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019[2]	0.12%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  91

Financial highlights
Dynamic Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class A	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$11.41	$10.40	$9.99	$11.06	$10.76	$9.99
Net investment income	0.17	0.17	0.22	0.12	0.15 [3]	0.11
Net realized and unrealized gains (losses) on investments	0.16	1.17	0.41	0.15	0.56	0.86
Total from investment operations	0.33	1.34	0.63	0.27	0.71	0.97
Distributions to shareholders from
Net investment income	(0.16)	(0.18)	(0.22)	(0.13)	(0.19)	(0.09)
Net realized gains	(0.93)	(0.15)	0.00	(1.21)	(0.22)	(0.11)
Total distributions to shareholders	(1.09)	(0.33)	(0.22)	(1.34)	(0.41)	(0.20)
Net asset value, end of period	$10.65	$11.41	$10.40	$9.99	$11.06	$10.76
Total return[4]	2.44%	12.95%	6.22%	3.09%	6.62%	9.95%
Ratios to average net assets (annualized)
Gross expenses	2.45% *	3.39% *	3.63% *	4.23% *	4.14% ^	4.42% ^
Net expenses	0.65% *	0.66% *	0.65% *	0.61% *	0.51% ^	0.51% ^
Net investment income	1.44% *	1.49% *	2.00% *	1.50% *	1.33%	1.14%
Supplemental data
Portfolio turnover rate[5]	97%	87%	38%	45%	82%	81%
Net assets, end of period (000s omitted)	$733	$578	$460	$390	$456	$363

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019[2]	0.12%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

92  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class C	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$11.48	$10.35	$9.96	$11.01	$10.71	$9.97
Net investment income	0.08	0.08	0.13	0.06	0.06	0.04
Payment from affiliate	0.00	0.17	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.15	1.17	0.42	0.15	0.56	0.85
Total from investment operations	0.23	1.42	0.55	0.21	0.62	0.89
Distributions to shareholders from
Net investment income	(0.13)	(0.14)	(0.16)	(0.05)	(0.10)	(0.04)
Net realized gains	(0.93)	(0.15)	0.00	(1.21)	(0.22)	(0.11)
Total distributions to shareholders	(1.06)	(0.29)	(0.16)	(1.26)	(0.32)	(0.15)
Net asset value, end of period	$10.65	$11.48	$10.35	$9.96	$11.01	$10.71
Total return[3]	1.60%	13.78% [4]	5.49%	2.46%	5.80%	9.18%
Ratios to average net assets (annualized)
Gross expenses	2.63% *	3.74% *	4.19% *	4.97% *	4.89% ^	5.18% ^
Net expenses	1.42% *	1.43% *	1.42% *	1.36% *	1.27% ^	1.27% ^
Net investment income	0.67% *	0.73% *	1.26% *	0.76% *	0.52%	0.40%
Supplemental data
Portfolio turnover rate[5]	97%	87%	38%	45%	82%	81%
Net assets, end of period (000s omitted)	$119	$117	$105	$101	$112	$109

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019[2]	0.11%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.66% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  93

Financial highlights
Dynamic Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R4	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$11.41	$10.40	$9.99	$11.07	$10.75	$10.01
Net investment income	0.19	0.19	0.24	0.15	0.17	0.15
Net realized and unrealized gains (losses) on investments	0.17	1.18	0.42	0.14	0.58	0.84
Total from investment operations	0.36	1.37	0.66	0.29	0.75	0.99
Distributions to shareholders from
Net investment income	(0.19)	(0.21)	(0.25)	(0.16)	(0.21)	(0.14)
Net realized gains	(0.93)	(0.15)	0.00	(1.21)	(0.22)	(0.11)
Total distributions to shareholders	(1.12)	(0.36)	(0.25)	(1.37)	(0.43)	(0.25)
Net asset value, end of period	$10.65	$11.41	$10.40	$9.99	$11.07	$10.75
Total return[3]	2.69%	13.27%	6.51%	3.30%	7.01%	10.28%
Ratios to average net assets (annualized)
Gross expenses	2.15% *	3.10% *	3.34% *	3.94% *	3.86% ^	4.15% ^
Net expenses	0.36% *	0.37% *	0.36% *	0.31% *	0.23% ^	0.22% ^
Net investment income	1.73% *	1.79% *	2.31% *	1.77% *	1.56%	1.45%
Supplemental data
Portfolio turnover rate[4]	97%	87%	38%	45%	82%	81%
Net assets, end of period (000s omitted)	$121	$118	$107	$103	$114	$111

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.08%
Year ended February 28, 2021	0.09%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019[2]	0.11%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

94  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2015 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R6	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$11.42	$10.41	$9.99	$11.07	$10.76	$10.01
Net investment income	0.21	0.21	0.26	0.16	0.19	0.16
Net realized and unrealized gains (losses) on investments	0.17	1.18	0.42	0.15	0.57	0.86
Total from investment operations	0.38	1.39	0.68	0.31	0.76	1.02
Distributions to shareholders from
Net investment income	(0.21)	(0.23)	(0.26)	(0.18)	(0.23)	(0.16)
Net realized gains	(0.93)	(0.15)	0.00	(1.21)	(0.22)	(0.11)
Total distributions to shareholders	(1.14)	(0.38)	(0.26)	(1.39)	(0.45)	(0.27)
Net asset value, end of period	$10.66	$11.42	$10.41	$9.99	$11.07	$10.76
Total return[3]	2.83%	13.41%	6.77%	3.47%	7.06%	10.44%
Ratios to average net assets (annualized)
Gross expenses	2.02% *	2.96% *	3.20% *	3.80% *	3.71% ^	4.00% ^
Net expenses	0.21% *	0.22% *	0.21% *	0.16% *	0.07% ^	0.06% ^
Net investment income	1.89% *	1.94% *	2.46% *	1.91% *	1.72%	1.60%
Supplemental data
Portfolio turnover rate[4]	97%	87%	38%	45%	82%	81%
Net assets, end of period (000s omitted)	$5,570	$5,417	$4,937	$4,740	$5,253	$5,105

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019[2]	0.12%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  95

Financial highlights
Dynamic Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class A	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$11.57	$10.28	$9.95	$11.18	$10.78	$9.99
Net investment income	0.17	0.14	0.19 [3]	0.11	0.14	0.11 [3]
Net realized and unrealized gains (losses) on investments	0.24	1.40	0.35	0.18	0.70	0.97
Total from investment operations	0.41	1.54	0.54	0.29	0.84	1.08
Distributions to shareholders from
Net investment income	(0.16)	(0.18)	(0.21)	(0.12)	(0.19)	(0.12)
Net realized gains	(1.04)	(0.07)	0.00	(1.40)	(0.25)	(0.17)
Total distributions to shareholders	(1.20)	(0.25)	(0.21)	(1.52)	(0.44)	(0.29)
Net asset value, end of period	$10.78	$11.57	$10.28	$9.95	$11.18	$10.78
Total return[4]	3.02%	15.03%	5.31%	3.33%	7.80%	11.18%
Ratios to average net assets (annualized)
Gross expenses	2.13% *	2.89% *	3.27% *	4.04% *	3.96% ^	4.32% ^
Net expenses	0.65% *	0.67% *	0.67% *	0.61% *	0.52% ^	0.51% ^
Net investment income	1.40% *	1.45% *	1.81% *	1.38% *	1.15%	1.09%
Supplemental data
Portfolio turnover rate[5]	92%	87%	38%	42%	72%	69%
Net assets, end of period (000s omitted)	$1,577	$1,448	$1,435	$623	$540	$380

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[2]	0.12%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

96  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class C	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$11.66	$10.28	$9.95	$11.15	$10.76	$9.96
Net investment income	0.08 [3]	0.07	0.13	0.06	0.05	0.03
Payment from affiliate	0.00	0.13	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.24	1.39	0.33	0.17	0.69	0.98
Total from investment operations	0.32	1.59	0.46	0.23	0.74	1.01
Distributions to shareholders from
Net investment income	(0.12)	(0.14)	(0.13)	(0.03)	(0.10)	(0.04)
Net realized gains	(1.04)	(0.07)	0.00	(1.40)	(0.25)	(0.17)
Total distributions to shareholders	(1.16)	(0.21)	(0.13)	(1.43)	(0.35)	(0.21)
Net asset value, end of period	$10.82	$11.66	$10.28	$9.95	$11.15	$10.76
Total return[4]	2.23%	15.52% [5]	4.61%	2.72%	6.89%	10.39%
Ratios to average net assets (annualized)
Gross expenses	2.46% *	3.30% *	3.88% *	4.79% *	4.71% ^	5.09% ^
Net expenses	1.43% *	1.43% *	1.42% *	1.37% *	1.28% ^	1.28% ^
Net investment income	0.66% *	0.62% *	1.21% *	0.66% *	0.43%	0.33%
Supplemental data
Portfolio turnover rate[6]	92%	87%	38%	42%	72%	69%
Net assets, end of period (000s omitted)	$122	$154	$105	$102	$114	$110

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019[2]	0.11%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.33% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[6]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  97

Financial highlights
Dynamic Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R4	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$11.64	$10.34	$9.99	$11.22	$10.82	$10.01
Net investment income	0.19	0.19	0.24	0.14	0.17	0.14
Net realized and unrealized gains (losses) on investments	0.26	1.38	0.33	0.17	0.69	0.97
Total from investment operations	0.45	1.57	0.57	0.31	0.86	1.11
Distributions to shareholders from
Net investment income	(0.19)	(0.20)	(0.22)	(0.14)	(0.21)	(0.13)
Net realized gains	(1.04)	(0.07)	0.00	(1.40)	(0.25)	(0.17)
Total distributions to shareholders	(1.23)	(0.27)	(0.22)	(1.54)	(0.46)	(0.30)
Net asset value, end of period	$10.86	$11.64	$10.34	$9.99	$11.22	$10.82
Total return[3]	3.34%	15.32%	5.62%	3.59%	8.03%	11.60%
Ratios to average net assets (annualized)
Gross expenses	1.83% *	2.60% *	3.03% *	3.77% *	3.68% ^	4.06% ^
Net expenses	0.36% *	0.37% *	0.36% *	0.32% *	0.24% ^	0.23% ^
Net investment income	1.70% *	1.72% *	2.26% *	1.71% *	1.47%	1.39%
Supplemental data
Portfolio turnover rate[4]	92%	87%	38%	42%	72%	69%
Net assets, end of period (000s omitted)	$125	$121	$107	$103	$116	$112

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.09%
Year ended February 28, 2021	0.09%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019[2]	0.11%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

98  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2020 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R6	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$11.65	$10.34	$9.99	$11.23	$10.82	$10.01
Net investment income	0.20	0.20	0.25	0.15	0.18	0.16
Net realized and unrealized gains (losses) on investments	0.26	1.40	0.34	0.17	0.71	0.97
Total from investment operations	0.46	1.60	0.59	0.32	0.89	1.13
Distributions to shareholders from
Net investment income	(0.20)	(0.22)	(0.24)	(0.16)	(0.23)	(0.15)
Net realized gains	(1.04)	(0.07)	0.00	(1.40)	(0.25)	(0.17)
Total distributions to shareholders	(1.24)	(0.29)	(0.24)	(1.56)	(0.48)	(0.32)
Net asset value, end of period	$10.87	$11.65	$10.34	$9.99	$11.23	$10.82
Total return[3]	3.48%	15.58%	5.77%	3.65%	8.03%	11.60%
Ratios to average net assets (annualized)
Gross expenses	1.70% *	2.46% *	2.90% *	3.63% *	3.53% ^	3.91% ^
Net expenses	0.21% *	0.22% *	0.21% *	0.17% *	0.08% ^	0.07% ^
Net investment income	1.84% *	1.87% *	2.40% *	1.86% *	1.63%	1.54%
Supplemental data
Portfolio turnover rate[4]	92%	87%	38%	42%	72%	69%
Net assets, end of period (000s omitted)	$6,348	$5,891	$5,118	$4,767	$5,359	$5,165

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  99

Financial highlights
Dynamic Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class A	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.08	$10.36	$10.10	$11.38	$10.87	$9.94
Net investment income	0.17 [3]	0.18	0.19	0.10	0.11 [3]	0.09
Net realized and unrealized gains (losses) on investments	0.35	1.77	0.25	0.12	0.87	1.13
Total from investment operations	0.52	1.95	0.44	0.22	0.98	1.22
Distributions to shareholders from
Net investment income	(0.16)	(0.18)	(0.18)	(0.10)	(0.19)	(0.12)
Net realized gains	(1.12)	(0.05)	0.00	(1.40)	(0.28)	(0.17)
Total distributions to shareholders	(1.28)	(0.23)	(0.18)	(1.50)	(0.47)	(0.29)
Net asset value, end of period	$11.32	$12.08	$10.36	$10.10	$11.38	$10.87
Total return[4]	3.77%	18.83%	4.29%	2.76%	9.07%	12.62%
Ratios to average net assets (annualized)
Gross expenses	1.50% *	2.21% *	2.72% *	3.81% *	4.06% ^	4.75% ^
Net expenses	0.64% *	0.66% *	0.66% *	0.60% *	0.52% ^	0.49% ^
Net investment income	1.31% *	1.44% *	1.88% *	1.31% *	1.00%	1.07%
Supplemental data
Portfolio turnover rate[5]	89%	85%	37%	41%	62%	58%
Net assets, end of period (000s omitted)	$5,354	$3,744	$2,856	$1,929	$1,497	$510

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.11%
Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

100  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class C	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.19	$10.35	$10.10	$11.35	$10.84	$9.91
Net investment income	0.07	0.08	0.12	0.05	0.04	0.03
Payment from affiliate	0.00	0.16	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.35	1.78	0.24	0.12	0.85	1.10
Total from investment operations	0.42	2.02	0.36	0.17	0.89	1.13
Distributions to shareholders from
Net investment income	(0.12)	(0.13)	(0.11)	(0.02)	(0.10)	(0.03)
Net realized gains	(1.12)	(0.05)	0.00	(1.40)	(0.28)	(0.17)
Total distributions to shareholders	(1.24)	(0.18)	(0.11)	(1.42)	(0.38)	(0.20)
Net asset value, end of period	$11.37	$12.19	$10.35	$10.10	$11.35	$10.84
Total return[3]	2.92%	19.55% [4]	3.55%	2.17%	8.24%	11.77%
Ratios to average net assets (annualized)
Gross expenses	1.74% *	2.60% *	3.34% *	4.56% *	4.88% ^	5.55% ^
Net expenses	1.43% *	1.43% *	1.42% *	1.36% *	1.28% ^	1.29% ^
Net investment income	0.57% *	0.70% *	1.17% *	0.56% *	0.36%	0.29%
Supplemental data
Portfolio turnover rate[5]	89%	85%	37%	41%	62%	58%
Net assets, end of period (000s omitted)	$132	$137	$125	$130	$130	$124

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019[2]	0.12%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.56% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  101

Financial highlights
Dynamic Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R4	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.15	$10.42	$10.14	$11.42	$10.90	$9.96
Net investment income	0.19	0.19	0.24	0.14	0.16	0.14
Net realized and unrealized gains (losses) on investments	0.37	1.81	0.25	0.11	0.85	1.10
Total from investment operations	0.56	2.00	0.49	0.25	1.01	1.24
Distributions to shareholders from
Net investment income	(0.19)	(0.22)	(0.21)	(0.13)	(0.21)	(0.13)
Net realized gains	(1.12)	(0.05)	0.00	(1.40)	(0.28)	(0.17)
Total distributions to shareholders	(1.31)	(0.27)	(0.21)	(1.53)	(0.49)	(0.30)
Net asset value, end of period	$11.40	$12.15	$10.42	$10.14	$11.42	$10.90
Total return[3]	4.03%	19.18%	4.68%	2.96%	9.33%	12.84%
Ratios to average net assets (annualized)
Gross expenses	1.21% *	1.91% *	2.45% *	3.53% *	3.85% ^	4.52% ^
Net expenses	0.36% *	0.37% *	0.36% *	0.31% *	0.24% ^	0.23% ^
Net investment income	1.62% *	1.75% *	2.22% *	1.62% *	1.41%	1.35%
Supplemental data
Portfolio turnover rate[4]	89%	85%	37%	41%	62%	58%
Net assets, end of period (000s omitted)	$131	$126	$108	$105	$118	$113

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.12%
Year ended February 28, 2019[2]	0.12%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

102  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2025 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R6	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.16	$10.43	$10.15	$11.43	$10.91	$9.96
Net investment income	0.22	0.20	0.25 [3]	0.15	0.18	0.15
Net realized and unrealized gains (losses) on investments	0.36	1.81	0.25	0.11	0.85	1.11
Total from investment operations	0.58	2.01	0.50	0.26	1.03	1.26
Distributions to shareholders from
Net investment income	(0.21)	(0.23)	(0.22)	(0.14)	(0.23)	(0.14)
Net realized gains	(1.12)	(0.05)	0.00	(1.40)	(0.28)	(0.17)
Total distributions to shareholders	(1.33)	(0.28)	(0.22)	(1.54)	(0.51)	(0.31)
Net asset value, end of period	$11.41	$12.16	$10.43	$10.15	$11.43	$10.91
Total return[4]	4.17%	19.33%	4.83%	3.13%	9.48%	13.10%
Ratios to average net assets (annualized)
Gross expenses	1.08% *	1.77% *	2.29% *	3.39% *	3.70% ^	4.37%
Net expenses	0.21% *	0.22% *	0.22% *	0.16% *	0.09% ^	0.08% ^
Net investment income	1.78% *	1.89% *	2.31% *	1.77% *	1.56%	1.50%
Supplemental data
Portfolio turnover rate[5]	89%	85%	37%	41%	62%	58%
Net assets, end of period (000s omitted)	$8,197	$7,958	$6,635	$4,838	$5,451	$5,201

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.11%
Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  103

Financial highlights
Dynamic Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class A	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.15	$10.11	$9.94	$11.54	$10.92	$9.91
Net investment income	0.16 [3]	0.15	0.18	0.11	0.13	0.09
Net realized and unrealized gains (losses) on investments	0.41	2.09	0.17	0.12	0.98	1.22
Total from investment operations	0.57	2.24	0.35	0.23	1.11	1.31
Distributions to shareholders from
Net investment income	(0.16)	(0.16)	(0.18)	(0.09)	(0.19)	(0.11)
Net realized gains	(1.20)	(0.04)	0.00	(1.74)	(0.30)	(0.19)
Total distributions to shareholders	(1.36)	(0.20)	(0.18)	(1.83)	(0.49)	(0.30)
Net asset value, end of period	$11.36	$12.15	$10.11	$9.94	$11.54	$10.92
Total return[4]	4.07%	22.30%	3.40%	2.99%	10.30%	13.72%
Ratios to average net assets (annualized)
Gross expenses	1.57% *	2.32% *	2.94% *	4.08% *	4.20% ^	4.76% ^
Net expenses	0.65% *	0.67% *	0.66% *	0.60% *	0.53% ^	0.48% ^
Net investment income	1.26% *	1.37% *	1.77% *	1.23% *	1.08%	1.04%
Supplemental data
Portfolio turnover rate[5]	84%	85%	36%	37%	53%	46%
Net assets, end of period (000s omitted)	$4,472	$3,340	$2,317	$1,010	$917	$543

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

104  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class C	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.24	$10.10	$9.88	$11.52	$10.90	$9.88
Net investment income	0.06	0.07	0.12	0.05	0.03	0.02
Payment from affiliate	0.00	0.13	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.40	2.10	0.15	0.11	0.99	1.21
Total from investment operations	0.46	2.30	0.27	0.16	1.02	1.23
Distributions to shareholders from
Net investment income	(0.12)	(0.12)	(0.05)	(0.06)	(0.10)	(0.02)
Net realized gains	(1.20)	(0.04)	0.00	(1.74)	(0.30)	(0.19)
Total distributions to shareholders	(1.32)	(0.16)	(0.05)	(1.80)	(0.40)	(0.21)
Net asset value, end of period	$11.38	$12.24	$10.10	$9.88	$11.52	$10.90
Total return[3]	3.19%	22.95% [4]	2.74%	2.32%	9.43%	12.86%
Ratios to average net assets (annualized)
Gross expenses	1.80% *	2.69% *	3.62% *	4.81% *	4.95% ^	5.59% ^
Net expenses	1.43% *	1.43% *	1.42% *	1.35% *	1.29% ^	1.29% ^
Net investment income	0.50% *	0.65% *	1.17% *	0.49% *	0.27%	0.24%
Supplemental data
Portfolio turnover rate[5]	84%	85%	36%	37%	53%	46%
Net assets, end of period (000s omitted)	$139	$126	$104	$153	$119	$112

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[2]	0.12%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.34% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  105

Financial highlights
Dynamic Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R4	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.25	$10.18	$9.99	$11.59	$10.96	$9.93
Net investment income	0.20 [3]	0.19	0.23	0.13	0.15	0.13
Net realized and unrealized gains (losses) on investments	0.40	2.11	0.16	0.12	0.99	1.21
Total from investment operations	0.60	2.30	0.39	0.25	1.14	1.34
Distributions to shareholders from
Net investment income	(0.18)	(0.19)	(0.20)	(0.11)	(0.21)	(0.12)
Net realized gains	(1.20)	(0.04)	0.00	(1.74)	(0.30)	(0.19)
Total distributions to shareholders	(1.38)	(0.23)	(0.20)	(1.85)	(0.51)	(0.31)
Net asset value, end of period	$11.47	$12.25	$10.18	$9.99	$11.59	$10.96
Total return[4]	4.32%	22.70%	3.74%	3.19%	10.53%	13.99%
Ratios to average net assets (annualized)
Gross expenses	1.28% *	2.04% *	2.70% *	3.80% *	3.92% ^	4.56% ^
Net expenses	0.36% *	0.37% *	0.36% *	0.31% *	0.25% ^	0.24% ^
Net investment income	1.57% *	1.70% *	2.17% *	1.51% *	1.32%	1.29%
Supplemental data
Portfolio turnover rate[5]	84%	85%	36%	37%	53%	46%
Net assets, end of period (000s omitted)	$133	$127	$106	$104	$120	$114

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.10%
Year ended February 28, 2021	0.10%
Year ended February 29, 2020	0.13%
Year ended February 28, 2019[2]	0.12%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

106  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2030 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R6	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.26	$10.19	$9.99	$11.60	$10.96	$9.93
Net investment income	0.22 [3]	0.16	0.24	0.14	0.17	0.14
Net realized and unrealized gains (losses) on investments	0.41	2.16	0.17	0.12	1.00	1.22
Total from investment operations	0.63	2.32	0.41	0.26	1.17	1.36
Distributions to shareholders from
Net investment income	(0.20)	(0.21)	(0.21)	(0.13)	(0.23)	(0.14)
Net realized gains	(1.20)	(0.04)	0.00	(1.74)	(0.30)	(0.19)
Total distributions to shareholders	(1.40)	(0.25)	(0.21)	(1.87)	(0.53)	(0.33)
Net asset value, end of period	$11.49	$12.26	$10.19	$9.99	$11.60	$10.96
Total return[4]	4.54%	22.85%	3.99%	3.26%	10.77%	14.15%
Ratios to average net assets (annualized)
Gross expenses	1.14% *	1.90% *	2.54% *	3.66% *	3.77% ^	4.41% ^
Net expenses	0.21% *	0.22% *	0.22% *	0.16% *	0.09% ^	0.08% ^
Net investment income	1.71% *	1.84% *	2.29% *	1.66% *	1.47%	1.440%
Supplemental data
Portfolio turnover rate[5]	84%	85%	36%	37%	53%	46%
Net assets, end of period (000s omitted)	$8,833	$7,513	$5,543	$4,775	$5,544	$5,238

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  107

Financial highlights
Dynamic Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class A	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.22	$9.95	$9.84	$11.66	$10.97	$9.88
Net investment income	0.15	0.14	0.18	0.09	0.11	0.09
Net realized and unrealized gains (losses) on investments	0.41	2.30	0.09	0.14	1.11	1.32
Total from investment operations	0.56	2.44	0.27	0.23	1.22	1.41
Distributions to shareholders from
Net investment income	(0.15)	(0.17)	(0.16)	(0.08)	(0.19)	(0.11)
Net realized gains	(1.27)	0.00	0.00	(1.97)	(0.34)	(0.21)
Total distributions to shareholders	(1.42)	(0.17)	(0.16)	(2.05)	(0.53)	(0.32)
Net asset value, end of period	$11.36	$12.22	$9.95	$9.84	$11.66	$10.97
Total return[3]	4.00%	24.45%	2.65%	3.13%	11.24%	14.74%
Ratios to average net assets (annualized)
Gross expenses	1.65% *	2.41% *	3.12% *	4.34% *	4.32% ^	4.86% ^
Net expenses	0.65% *	0.67% *	0.66% *	0.60% *	0.53% ^	0.49% ^
Net investment income	1.25% *	1.30% *	1.81% *	1.16% *	0.99%	1.05%
Supplemental data
Portfolio turnover rate[4]	81%	85%	36%	34%	44%	39%
Net assets, end of period (000s omitted)	$1,860	$1,464	$733	$521	$453	$338

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

108  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class C	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.33	$9.93	$9.83	$11.63	$10.95	$9.84
Net investment income (loss)	0.08	0.07	0.11	0.03	0.02	0.02
Payment from affiliate	0.00	0.16	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.40	2.29	0.09	0.14	1.10	1.32
Total from investment operations	0.48	2.52	0.20	0.17	1.12	1.34
Distributions to shareholders from
Net investment income	(0.12)	(0.12)	(0.10)	0.00	(0.10)	(0.02)
Net realized gains	(1.27)	0.00	0.00	(1.97)	(0.34)	(0.21)
Total distributions to shareholders	(1.39)	(0.12)	(0.10)	(1.97)	(0.44)	(0.23)
Net asset value, end of period	$11.42	$12.33	$9.93	$9.83	$11.63	$10.95
Total return[3]	3.27%	25.39% [4]	1.99%	2.55%	10.30%	14.02%
Ratios to average net assets (annualized)
Gross expenses	1.92% *	2.78% *	3.71% *	5.08% *	5.07% ^	5.67% ^
Net expenses	1.43% *	1.43% *	1.42% *	1.36% *	1.29% ^	1.29% ^
Net investment income	0.48% *	0.62% *	1.09% *	0.37% *	0.21%	0.21%
Supplemental data
Portfolio turnover rate[5]	81%	85%	36%	34%	44%	39%
Net assets, end of period (000s omitted)	$165	$135	$107	$102	$120	$113

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.14%
Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.66% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  109

Financial highlights
Dynamic Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R4	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.31	$10.02	$9.89	$11.71	$11.00	$9.89
Net investment income	0.18	0.18	0.22	0.12	0.15	0.13
Net realized and unrealized gains (losses) on investments	0.43	2.30	0.09	0.13	1.11	1.31
Total from investment operations	0.61	2.48	0.31	0.25	1.26	1.44
Distributions to shareholders from
Net investment income	(0.18)	(0.19)	(0.18)	(0.10)	(0.21)	(0.12)
Net realized gains	(1.27)	0.00	0.00	(1.97)	(0.34)	(0.21)
Total distributions to shareholders	(1.45)	(0.19)	(0.18)	(2.07)	(0.55)	(0.33)
Net asset value, end of period	$11.47	$12.31	$10.02	$9.89	$11.71	$11.00
Total return[3]	4.35%	24.82%	3.05%	3.34%	11.59%	15.05%
Ratios to average net assets (annualized)
Gross expenses	1.36% *	2.12% *	2.86% *	4.06% *	4.04% ^	4.64% ^
Net expenses	0.36% *	0.37% *	0.36% *	0.31% *	0.25% ^	0.24% ^
Net investment income	1.56% *	1.68% *	2.15% *	1.42% *	1.26%	1.26%
Supplemental data
Portfolio turnover rate[4]	81%	85%	36%	34%	44%	39%
Net assets, end of period (000s omitted)	$133	$128	$104	$103	$122	$114

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.11%
Year ended February 28, 2021	0.11%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

110  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2035 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R6	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.32	$10.02	$9.89	$11.72	$11.01	$9.89
Net investment income	0.19	0.19	0.23 [3]	0.13	0.16	0.14
Net realized and unrealized gains (losses) on investments	0.44	2.32	0.10	0.13	1.12	1.33
Total from investment operations	0.63	2.51	0.33	0.26	1.28	1.47
Distributions to shareholders from
Net investment income	(0.20)	(0.21)	(0.20)	(0.12)	(0.23)	(0.14)
Net realized gains	(1.27)	0.00	0.00	(1.97)	(0.34)	(0.21)
Total distributions to shareholders	(1.47)	(0.21)	(0.20)	(2.09)	(0.57)	(0.35)
Net asset value, end of period	$11.48	$12.32	$10.02	$9.89	$11.72	$11.01
Total return[4]	4.49%	25.09%	3.19%	3.41%	11.73%	15.31%
Ratios to average net assets (annualized)
Gross expenses	1.22% *	1.96% *	2.66% *	3.91% *	3.89% ^	4.49% ^
Net expenses	0.21% *	0.22% *	0.22% *	0.16% *	0.09% ^	0.08% ^
Net investment income	1.70% *	1.81% *	2.22% *	1.57% *	1.41%	1.41%
Supplemental data
Portfolio turnover rate[5]	81%	85%	36%	34%	44%	39%
Net assets, end of period (000s omitted)	$10,575	$9,185	$6,780	$4,734	$5,608	$5,270

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  111

Financial highlights
Dynamic Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class A	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.08	$9.83	$9.77	$11.74	$11.00	$9.85
Net investment income	0.13	0.15	0.16	0.08	0.09	0.09
Net realized and unrealized gains (losses) on investments	0.48	2.27	0.08	0.11	1.20	1.37
Total from investment operations	0.61	2.42	0.24	0.19	1.29	1.46
Distributions to shareholders from
Net investment income	(0.16)	(0.17)	(0.18)	(0.06)	(0.20)	(0.11)
Net realized gains	(1.32)	0.00	0.00	(2.10)	(0.35)	(0.20)
Total distributions to shareholders	(1.48)	(0.17)	(0.18)	(2.16)	(0.55)	(0.31)
Net asset value, end of period	$11.21	$12.08	$9.83	$9.77	$11.74	$11.00
Total return[3]	4.42%	24.64%	2.33%	2.80%	11.79%	15.34%
Ratios to average net assets (annualized)
Gross expenses	1.74% *	2.63% *	3.57% *	4.11% *	3.93% ^	4.46% ^
Net expenses	0.66% *	0.68% *	0.67% *	0.63% *	0.54% ^	0.51% ^
Net investment income	1.24% *	1.30% *	1.62% *	0.99% *	1.02%	1.01%
Supplemental data
Portfolio turnover rate[4]	77%	87%	36%	32%	40%	33%
Net assets, end of period (000s omitted)	$2,490	$3,279	$1,858	$454	$472	$307

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

112  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class C	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.19	$9.81	$9.76	$11.72	$10.98	$9.82
Net investment income	0.07	0.06	0.11	0.02	0.02	0.02
Payment from affiliate	0.00	0.16	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.45	2.28	0.05	0.12	1.17	1.36
Total from investment operations	0.52	2.50	0.16	0.14	1.19	1.38
Distributions to shareholders from
Net investment income	(0.13)	(0.12)	(0.11)	0.00	(0.10)	(0.02)
Net realized gains	(1.32)	0.00	0.00	(2.10)	(0.35)	(0.20)
Total distributions to shareholders	(1.45)	(0.12)	(0.11)	(2.10)	(0.45)	(0.22)
Net asset value, end of period	$11.26	$12.19	$9.81	$9.76	$11.72	$10.98
Total return[3]	3.64%	25.52% [4]	1.53%	2.30%	10.88%	14.52%
Ratios to average net assets (annualized)
Gross expenses	1.97% *	3.00% *	4.35% *	4.85% *	4.70% ^	5.25% ^
Net expenses	1.42% *	1.43% *	1.42% *	1.38% *	1.29% ^	1.30% ^
Net investment income	0.49% *	0.59% *	1.05% *	0.25% *	0.16%	0.18%
Supplemental data
Portfolio turnover rate[5]	77%	87%	36%	32%	40%	33%
Net assets, end of period (000s omitted)	$141	$130	$101	$100	$120	$113

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.64% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  113

Financial highlights
Dynamic Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R4	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.19	$9.91	$9.83	$11.80	$11.04	$9.86
Net investment income	0.18	0.18	0.22	0.11	0.14	0.13
Net realized and unrealized gains (losses) on investments	0.48	2.29	0.05	0.11	1.18	1.37
Total from investment operations	0.66	2.47	0.27	0.22	1.32	1.50
Distributions to shareholders from
Net investment income	(0.19)	(0.19)	(0.19)	(0.09)	(0.21)	(0.12)
Net realized gains	(1.32)	0.00	0.00	(2.10)	(0.35)	(0.20)
Total distributions to shareholders	(1.51)	(0.19)	(0.19)	(2.19)	(0.56)	(0.32)
Net asset value, end of period	$11.34	$12.19	$9.91	$9.83	$11.80	$11.04
Total return[3]	4.79%	24.98%	2.61%	3.06%	12.07%	15.78%
Ratios to average net assets (annualized)
Gross expenses	1.45% *	2.36% *	3.31% *	3.82% *	3.67% ^	4.22% ^
Net expenses	0.36% *	0.37% *	0.36% *	0.34% *	0.25% ^	0.24% ^
Net investment income	1.55% *	1.65% *	2.10% *	1.29% *	1.21%	1.24%
Supplemental data
Portfolio turnover rate[4]	77%	87%	36%	32%	40%	33%
Net assets, end of period (000s omitted)	$133	$127	$103	$102	$123	$115

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.11%
Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.14%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

114  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2040 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R6	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.20	$9.92	$9.84	$11.81	$11.04	$9.87
Net investment income	0.19	0.19	0.23	0.12	0.16	0.14
Net realized and unrealized gains (losses) on investments	0.49	2.30	0.06	0.12	1.19	1.36
Total from investment operations	0.68	2.49	0.29	0.24	1.35	1.50
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.21)	(0.11)	(0.23)	(0.13)
Net realized gains	(1.32)	0.00	0.00	(2.10)	(0.35)	(0.20)
Total distributions to shareholders	(1.53)	(0.21)	(0.21)	(2.21)	(0.58)	(0.33)
Net asset value, end of period	$11.35	$12.20	$9.92	$9.84	$11.81	$11.04
Total return[3]	4.95%	25.12%	2.75%	3.24%	12.31%	15.82%
Ratios to average net assets (annualized)
Gross expenses	1.31% *	2.20% *	3.15% *	3.67% *	3.52% ^	4.07% ^
Net expenses	0.21% *	0.22% *	0.21% *	0.19% *	0.10% ^	0.09% ^
Net investment income	1.70% *	1.80% *	2.24% *	1.44% *	1.36%	1.39%
Supplemental data
Portfolio turnover rate[4]	77%	87%	36%	32%	40%	33%
Net assets, end of period (000s omitted)	$6,656	$6,050	$4,897	$4,707	$5,651	$5,285

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  115

Financial highlights
Dynamic Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class A	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.11	$9.72	$9.73	$11.79	$11.02	$9.86
Net investment income	0.16	0.15	0.16	0.08	0.12	0.08
Net realized and unrealized gains (losses) on investments	0.51	2.41	0.00 [3]	0.08	1.20	1.41
Total from investment operations	0.67	2.56	0.16	0.16	1.32	1.49
Distributions to shareholders from
Net investment income	(0.16)	(0.17)	(0.17)	(0.07)	(0.19)	(0.10)
Net realized gains	(1.38)	0.00	0.00	(2.15)	(0.36)	(0.23)
Total distributions to shareholders	(1.54)	(0.17)	(0.17)	(2.22)	(0.55)	(0.33)
Net asset value, end of period	$11.24	$12.11	$9.72	$9.73	$11.79	$11.02
Total return[4]	4.86%	26.37%	1.53%	2.62%	12.06%	15.64%
Ratios to average net assets (annualized)
Gross expenses	1.89% *	2.96% *	3.61% *	4.18% *	4.09% ^	4.58% ^
Net expenses	0.65% *	0.67% *	0.66% *	0.61% *	0.54% ^	0.51% ^
Net investment income	1.28% *	1.26% *	1.72% *	0.97% *	0.90%	0.98%
Supplemental data
Portfolio turnover rate[5]	73%	86%	36%	31%	35%	31%
Net assets, end of period (000s omitted)	$779	$794	$414	$329	$327	$221

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[2]	0.14%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Amount is less than $0.005.
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

116  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class C	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.19	$9.68	$9.71	$11.75	$10.99	$9.83
Net investment income	0.07	0.06	0.10	0.02	0.02	0.02
Payment from affiliate	0.00	0.15	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.52	2.42	(0.01)	0.09	1.20	1.39
Total from investment operations	0.59	2.63	0.09	0.11	1.22	1.41
Distributions to shareholders from
Net investment income	(0.13)	(0.12)	(0.12)	0.00	(0.10)	(0.02)
Net realized gains	(1.38)	0.00	0.00	(2.15)	(0.36)	(0.23)
Total distributions to shareholders	(1.51)	(0.12)	(0.12)	(2.15)	(0.46)	(0.25)
Net asset value, end of period	$11.27	$12.19	$9.68	$9.71	$11.75	$10.99
Total return[3]	4.15%	27.23% [4]	0.78%	2.06%	11.18%	14.74%
Ratios to average net assets (annualized)
Gross expenses	2.19% *	3.38% *	4.19% *	4.92% *	4.84% ^	5.37% ^
Net expenses	1.42% *	1.43% *	1.42% *	1.36% *	1.29% ^	1.30% ^
Net investment income	0.49% *	0.56% *	1.00% *	0.21% *	0.15%	0.17%
Supplemental data
Portfolio turnover rate[5]	73%	86%	36%	31%	35%	31%
Net assets, end of period (000s omitted)	$157	$145	$109	$102	$121	$113

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had an impact of 1.60% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  117

Financial highlights
Dynamic Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R4	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.20	$9.78	$9.78	$11.83	$11.05	$9.88
Net investment income	0.18	0.17	0.21	0.11	0.14	0.13
Net realized and unrealized gains (losses) on investments	0.54	2.44	(0.01)	0.08	1.22	1.39
Total from investment operations	0.72	2.61	0.20	0.19	1.36	1.52
Distributions to shareholders from
Net investment income	(0.20)	(0.19)	(0.20)	(0.09)	(0.22)	(0.12)
Net realized gains	(1.38)	0.00	0.00	(2.15)	(0.36)	(0.23)
Total distributions to shareholders	(1.58)	(0.19)	(0.20)	(2.24)	(0.58)	(0.35)
Net asset value, end of period	$11.34	$12.20	$9.78	$9.78	$11.83	$11.05
Total return[3]	5.18%	26.80%	1.83%	2.81%	12.36%	15.88%
Ratios to average net assets (annualized)
Gross expenses	1.60% *	2.68% *	3.34% *	3.89% *	3.81% ^	4.34% ^
Net expenses	0.36% *	0.37% *	0.36% *	0.32% *	0.25% ^	0.24% ^
Net investment income	1.56% *	1.63% *	2.06% *	1.25% *	1.19%	1.23%
Supplemental data
Portfolio turnover rate[4]	73%	86%	36%	31%	35%	31%
Net assets, end of period (000s omitted)	$134	$127	$102	$102	$123	$115

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.12%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

118  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2045 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R6	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.21	$9.79	$9.79	$11.84	$11.06	$9.88
Net investment income	0.20	0.19	0.22 [3]	0.12	0.16	0.14
Net realized and unrealized gains (losses) on investments	0.54	2.44	(0.01)	0.08	1.21	1.40
Total from investment operations	0.74	2.63	0.21	0.20	1.37	1.54
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.21)	(0.10)	(0.23)	(0.13)
Net realized gains	(1.38)	0.00	0.00	(2.15)	(0.36)	(0.23)
Total distributions to shareholders	(1.59)	(0.21)	(0.21)	(2.25)	(0.59)	(0.36)
Net asset value, end of period	$11.36	$12.21	$9.79	$9.79	$11.84	$11.05
Total return[4]	5.41%	26.94%	1.97%	2.97%	12.51%	16.14%
Ratios to average net assets (annualized)
Gross expenses	1.46% *	2.54% *	3.18% *	3.75% *	3.66% ^	4.19% ^
Net expenses	0.21% *	0.22% *	0.21% *	0.17% *	0.10% ^	0.09% ^
Net investment income	1.70% *	1.78% *	2.18% *	1.40% *	1.35%	1.38%
Supplemental data
Portfolio turnover rate[5]	73%	86%	36%	31%	35%	31%
Net assets, end of period (000s omitted)	$7,364	$6,901	$5,419	$4,695	$5,679	$5,303

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[2]	0.14%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  119

Financial highlights
Dynamic Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class A	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.14	$9.66	$9.73	$11.80	$11.03	$9.86
Net investment income	0.16	0.13	0.17	0.07	0.11	0.09
Net realized and unrealized gains (losses) on investments	0.57	2.52	(0.06)	0.06	1.22	1.40
Total from investment operations	0.73	2.65	0.11	0.13	1.33	1.49
Distributions to shareholders from
Net investment income	(0.16)	(0.17)	(0.18)	(0.05)	(0.20)	(0.09)
Net realized gains	(1.33)	0.00	0.00	(2.15)	(0.36)	(0.23)
Total distributions to shareholders	(1.49)	(0.17)	(0.18)	(2.20)	(0.56)	(0.32)
Net asset value, end of period	$11.38	$12.14	$9.66	$9.73	$11.80	$11.03
Total return[3]	5.36%	27.59%	1.01%	2.37%	12.16%	15.65%
Ratios to average net assets (annualized)
Gross expenses	2.19% *	3.27% *	3.67% *	4.34% *	4.26% ^	4.80% ^
Net expenses	0.65% *	0.67% *	0.66% *	0.60% *	0.54% ^	0.53% ^
Net investment income	1.20% *	1.28% *	1.72% *	0.96% *	0.83%	0.91%
Supplemental data
Portfolio turnover rate[4]	68%	85%	36%	31%	35%	31%
Net assets, end of period (000s omitted)	$495	$382	$254	$198	$256	$134

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

120  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class C	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.19	$9.59	$9.68	$11.76	$10.99	$9.83
Net investment income	0.07	0.06	0.10	0.02	0.02	0.02
Payment from affiliate	0.00	0.15	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.56	2.51	(0.06)	0.05	1.21	1.39
Total from investment operations	0.63	2.72	0.04	0.07	1.23	1.41
Distributions to shareholders from
Net investment income	(0.12)	(0.12)	(0.13)	0.00	(0.10)	(0.02)
Net realized gains	(1.33)	0.00	0.00	(2.15)	(0.36)	(0.23)
Total distributions to shareholders	(1.45)	(0.12)	(0.13)	(2.15)	(0.46)	(0.25)
Net asset value, end of period	$11.37	$12.19	$9.59	$9.68	$11.76	$10.99
Total return[3]	4.51%	28.40% [4]	0.26%	1.77%	11.33%	14.77%
Ratios to average net assets (annualized)
Gross expenses	2.46% *	3.67% *	4.42% *	5.09% *	5.02% ^	5.56% ^
Net expenses	1.42% *	1.43% *	1.42% *	1.35% *	1.29% ^	1.29% ^
Net investment income	0.46% *	0.54% *	0.99% *	0.21% *	0.15%	0.18%
Supplemental data
Portfolio turnover rate[5]	68%	85%	36%	31%	35%	31%
Net assets, end of period (000s omitted)	$144	$138	$106	$102	$121	$113

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had a 1.62% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  121

Financial highlights
Dynamic Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R4	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.20	$9.69	$9.76	$11.83	$11.05	$9.88
Net investment income	0.20 [3]	0.17	0.21	0.10	0.14	0.13
Net realized and unrealized gains (losses) on investments	0.57	2.53	(0.07)	0.06	1.22	1.39
Total from investment operations	0.77	2.70	0.14	0.16	1.36	1.52
Distributions to shareholders from
Net investment income	(0.19)	(0.19)	(0.21)	(0.08)	(0.22)	(0.12)
Net realized gains	(1.33)	0.00	0.00	(2.15)	(0.36)	(0.23)
Total distributions to shareholders	(1.52)	(0.19)	(0.21)	(2.23)	(0.58)	(0.35)
Net asset value, end of period	$11.45	$12.20	$9.69	$9.76	$11.83	$11.05
Total return[4]	5.64%	27.95%	1.22%	2.67%	12.42%	15.90%
Ratios to average net assets (annualized)
Gross expenses	1.91% *	3.00% *	3.39% *	4.06% *	3.99% ^	4.53% ^
Net expenses	0.36% *	0.37% *	0.36% *	0.30% *	0.25% ^	0.24% ^
Net investment income	1.52% *	1.61% *	2.05% *	1.25% *	1.19%	1.23%
Supplemental data
Portfolio turnover rate[5]	68%	85%	36%	31%	35%	31%
Net assets, end of period (000s omitted)	$134	$127	$101	$102	$123	$115

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

122  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2050 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R6	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.21	$9.70	$9.76	$11.84	$11.06	$9.88
Net investment income	0.20	0.18	0.22	0.12	0.16	0.14
Net realized and unrealized gains (losses) on investments	0.60	2.54	(0.06)	0.05	1.21	1.40
Total from investment operations	0.80	2.72	0.16	0.17	1.37	1.54
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.22)	(0.10)	(0.23)	(0.13)
Net realized gains	(1.33)	0.00	0.00	(2.15)	(0.36)	(0.23)
Total distributions to shareholders	(1.54)	(0.21)	(0.22)	(2.25)	(0.59)	(0.36)
Net asset value, end of period	$11.47	$12.21	$9.70	$9.76	$11.84	$11.06
Total return[3]	5.86%	28.09%	1.47%	2.75%	12.56%	16.17%
Ratios to average net assets (annualized)
Gross expenses	1.77% *	2.85% *	3.25% *	3.92% *	3.84% ^	4.38% ^
Net expenses	0.21% *	0.22% *	0.21% *	0.15% *	0.10% ^	0.09% ^
Net investment income	1.67% *	1.75% *	2.19% *	1.40% *	1.35%	1.39%
Supplemental data
Portfolio turnover rate[4]	68%	85%	36%	31%	35%	31%
Net assets, end of period (000s omitted)	$6,857	$6,322	$4,884	$4,682	$5,681	$5,304

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.17%
Year ended February 28, 2019[2]	0.14%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  123

Financial highlights
Dynamic Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class A	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.19	$9.66	$9.73	$11.80	$11.03	$9.87
Net investment income	0.15	0.12	0.15	0.08	0.11	0.09
Net realized and unrealized gains (losses) on investments	0.57	2.58	(0.04)	0.05	1.22	1.39
Total from investment operations	0.72	2.70	0.11	0.13	1.33	1.48
Distributions to shareholders from
Net investment income	(0.16)	(0.17)	(0.18)	(0.05)	(0.19)	(0.09)
Net realized gains	(1.38)	0.00	0.00	(2.15)	(0.37)	(0.23)
Total distributions to shareholders	(1.54)	(0.17)	(0.18)	(2.20)	(0.56)	(0.32)
Net asset value, end of period	$11.37	$12.19	$9.66	$9.73	$11.80	$11.03
Total return[3]	5.23%	28.00%	0.95%	2.37%	12.10%	15.56%
Ratios to average net assets (annualized)
Gross expenses	2.13% *	3.28% *	3.82% *	4.31% *	4.18% ^	4.67% ^
Net expenses	0.65% *	0.68% *	0.67% *	0.61% *	0.54% ^	0.54% ^
Net investment income	1.20% *	1.23% *	1.68% *	0.95% *	0.89%	0.90%
Supplemental data
Portfolio turnover rate[4]	68%	85%	36%	31%	34%	31%
Net assets, end of period (000s omitted)	$495	$422	$239	$161	$170	$134

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

124  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class C	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.24	$9.59	$9.67	$11.75	$10.99	$9.84
Net investment income	0.07	0.06	0.10	0.02	0.02	0.02
Payment from affiliate	0.00	0.15	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.56	2.56	(0.06)	0.05	1.21	1.38
Total from investment operations	0.63	2.77	0.04	0.07	1.23	1.40
Distributions to shareholders from
Net investment income	(0.13)	(0.12)	(0.12)	0.00	(0.10)	(0.02)
Net realized gains	(1.38)	0.00	0.00	(2.15)	(0.37)	(0.23)
Total distributions to shareholders	(1.51)	(0.12)	(0.12)	(2.15)	(0.47)	(0.25)
Net asset value, end of period	$11.36	$12.24	$9.59	$9.67	$11.75	$10.99
Total return[3]	4.45%	28.94% [4]	0.26%	1.77%	11.25%	14.68%
Ratios to average net assets (annualized)
Gross expenses	2.42% *	3.67% *	4.40% *	5.04% *	4.93% ^	5.42% ^
Net expenses	1.42% *	1.43% *	1.42% *	1.36% *	1.29% ^	1.30% ^
Net investment income	0.45% *	0.53% *	0.99% *	0.18% *	0.15%	0.17%
Supplemental data
Portfolio turnover rate[5]	68%	85%	36%	31%	34%	31%
Net assets, end of period (000s omitted)	$161	$139	$100	$100	$121	$113

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.15%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had a 1.56% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  125

Financial highlights
Dynamic Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R4	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.25	$9.69	$9.75	$11.83	$11.05	$9.88
Net investment income	0.18	0.17	0.21	0.10	0.14	0.13
Net realized and unrealized gains (losses) on investments	0.59	2.58	(0.07)	0.05	1.23	1.39
Total from investment operations	0.77	2.75	0.14	0.15	1.37	1.52
Distributions to shareholders from
Net investment income	(0.19)	(0.19)	(0.20)	(0.08)	(0.22)	(0.12)
Net realized gains	(1.38)	0.00	0.00	(2.15)	(0.37)	(0.23)
Total distributions to shareholders	(1.57)	(0.19)	(0.20)	(2.23)	(0.59)	(0.35)
Net asset value, end of period	$11.45	$12.25	$9.69	$9.75	$11.83	$11.05
Total return[3]	5.62%	28.45%	1.24%	2.58%	12.44%	15.94%
Ratios to average net assets (annualized)
Gross expenses	1.85% *	3.01% *	3.55% *	4.02% *	3.90% ^	4.39% ^
Net expenses	0.36% *	0.37% *	0.36% *	0.32% *	0.25% ^	0.24% ^
Net investment income	1.52% *	1.61% *	2.04% *	1.23% *	1.19%	1.23%
Supplemental data
Portfolio turnover rate[4]	68%	85%	36%	31%	34%	31%
Net assets, end of period (000s omitted)	$135	$128	$101	$102	$123	$115

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

126  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2055 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R6	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.25	$9.69	$9.75	$11.84	$11.06	$9.89
Net investment income	0.19	0.18	0.22 [3]	0.12	0.16	0.14
Net realized and unrealized gains (losses) on investments	0.60	2.59	(0.07)	0.04	1.22	1.39
Total from investment operations	0.79	2.77	0.15	0.16	1.38	1.53
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.21)	(0.10)	(0.23)	(0.13)
Net realized gains	(1.38)	0.00	0.00	(2.15)	(0.37)	(0.23)
Total distributions to shareholders	(1.59)	(0.21)	(0.21)	(2.25)	(0.60)	(0.35)
Net asset value, end of period	$11.45	$12.25	$9.69	$9.75	$11.84	$11.06
Total return[4]	5.75%	28.62%	1.38%	2.70%	12.58%	16.08%
Ratios to average net assets (annualized)
Gross expenses	1.70% *	2.86% *	3.41% *	3.87% *	3.75% ^	4.25% ^
Net expenses	0.21% *	0.22% *	0.21% *	0.17% *	0.10% ^	0.09% ^
Net investment income	1.67% *	1.75% *	2.18% *	1.38% *	1.34%	1.38%
Supplemental data
Portfolio turnover rate[5]	68%	85%	36%	31%	34%	31%
Net assets, end of period (000s omitted)	$7,389	$6,540	$5,031	$4,678	$5,679	$5,305

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.17%
Year ended February 28, 2019[2]	0.14%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  127

Financial highlights
Dynamic Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class A	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.13	$9.66	$9.74	$11.79	$11.03	$9.88
Net investment income	0.17	0.12	0.17 [3]	0.08	0.09	0.09
Net realized and unrealized gains (losses) on investments	0.54	2.51	(0.05)	0.06	1.23	1.39
Total from investment operations	0.71	2.63	0.12	0.14	1.32	1.48
Distributions to shareholders from
Net investment income	(0.16)	(0.16)	(0.20)	(0.06)	(0.20)	(0.09)
Net realized gains	(1.32)	0.00	0.00	(2.13)	(0.36)	(0.24)
Total distributions to shareholders	(1.48)	(0.16)	(0.20)	(2.19)	(0.56)	(0.33)
Net asset value, end of period	$11.36	$12.13	$9.66	$9.74	$11.79	$11.03
Total return[4]	5.24%	27.34%	1.01%	2.40%	12.12%	15.57%
Ratios to average net assets (annualized)
Gross expenses	2.25% *	3.37% *	3.64% *	4.30% *	4.22% ^	4.80% ^
Net expenses	0.65% *	0.67% *	0.66% *	0.59% *	0.53% ^	0.55% ^
Net investment income	1.21% *	1.29% *	1.67% *	0.97% *	1.03%	0.92%
Supplemental data
Portfolio turnover rate[5]	68%	85%	36%	31%	36%	30%
Net assets, end of period (000s omitted)	$498	$407	$345	$290	$261	$127

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.16%
Year ended February 28, 2019[2]	0.14%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

128  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class C	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.22	$9.62	$9.72	$11.76	$10.99	$9.85
Net investment income	0.07	0.06	0.10	0.02	0.02	0.02
Payment from affiliate	0.00	0.16	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.55	2.50	(0.07)	0.07	1.21	1.38
Total from investment operations	0.62	2.72	0.03	0.09	1.23	1.40
Distributions to shareholders from
Net investment income	(0.13)	(0.12)	(0.13)	0.00	(0.10)	(0.02)
Net realized gains	(1.32)	0.00	0.00	(2.13)	(0.36)	(0.24)
Total distributions to shareholders	(1.45)	(0.12)	(0.13)	(2.13)	(0.46)	(0.26)
Net asset value, end of period	$11.39	$12.22	$9.62	$9.72	$11.76	$10.99
Total return[3]	4.44%	28.36% [4]	0.16%	1.89%	11.28%	14.69%
Ratios to average net assets (annualized)
Gross expenses	2.50% *	3.75% *	4.22% *	5.04% *	4.99% ^	5.55% ^
Net expenses	1.43% *	1.43% *	1.42% *	1.35% *	1.29% ^	1.30% ^
Net investment income	0.46% *	0.55% *	0.99% *	0.20% *	0.15%	0.17%
Supplemental data
Portfolio turnover rate[5]	68%	85%	36%	31%	36%	30%
Net assets, end of period (000s omitted)	$132	$126	$99	$100	$121	$113

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.15%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended February 28, 2021, the Fund received a payment from an affiliate which had a 1.66% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  129

Financial highlights
Dynamic Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R4	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.23	$9.73	$9.79	$11.84	$11.05	$9.89
Net investment income	0.18	0.17	0.21	0.10	0.14	0.13
Net realized and unrealized gains (losses) on investments	0.57	2.52	(0.06)	0.06	1.22	1.39
Total from investment operations	0.75	2.69	0.15	0.16	1.36	1.52
Distributions to shareholders from
Net investment income	(0.19)	(0.19)	(0.21)	(0.08)	(0.21)	(0.12)
Net realized gains	(1.32)	0.00	0.00	(2.13)	(0.36)	(0.24)
Total distributions to shareholders	(1.51)	(0.19)	(0.21)	(2.21)	(0.57)	(0.36)
Net asset value, end of period	$11.47	$12.23	$9.73	$9.79	$11.84	$11.05
Total return[3]	5.51%	27.76%	1.34%	2.60%	12.46%	15.94%
Ratios to average net assets (annualized)
Gross expenses	1.96% *	3.11% *	3.37% *	4.01% *	3.96% ^	4.52% ^
Net expenses	0.36% *	0.37% *	0.36% *	0.30% *	0.25% ^	0.24% ^
Net investment income	1.52% *	1.61% *	2.05% *	1.25% *	1.19%	1.23%
Supplemental data
Portfolio turnover rate[4]	68%	85%	36%	31%	36%	30%
Net assets, end of period (000s omitted)	$135	$127	$101	$102	$123	$115

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.12%
Year ended February 28, 2021	0.13%
Year ended February 29, 2020	0.15%
Year ended February 28, 2019[2]	0.13%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.09%
Year ended May 31, 2017	0.10%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

130  |  Target Date Retirement Funds

Financial highlights
Dynamic Target 2060 Fund
(For a share outstanding throughout each period)
	Year ended February 28				Year ended May 31
Class R6	2022	2021	2020 [1]	2019 [2]	2018	2017
Net asset value, beginning of period	$12.24	$9.74	$9.80	$11.85	$11.06	$9.90
Net investment income	0.20	0.19	0.23	0.12	0.16	0.14
Net realized and unrealized gains (losses) on investments	0.58	2.52	(0.06)	0.06	1.22	1.39
Total from investment operations	0.78	2.71	0.17	0.18	1.38	1.53
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.23)	(0.10)	(0.23)	(0.13)
Net realized gains	(1.32)	0.00	0.00	(2.13)	(0.36)	(0.24)
Total distributions to shareholders	(1.53)	(0.21)	(0.23)	(2.23)	(0.59)	(0.37)
Net asset value, end of period	$11.49	$12.24	$9.74	$9.80	$11.85	$11.06
Total return[3]	5.73%	28.03%	1.48%	2.78%	12.60%	16.09%
Ratios to average net assets (annualized)
Gross expenses	1.82% *	2.96% *	3.23% *	3.87% *	3.81% ^	4.37% ^
Net expenses	0.21% *	0.22% *	0.21% *	0.15% *	0.10% ^	0.09% ^
Net investment income	1.67% *	1.76% *	2.20% *	1.40% *	1.35%	1.39%
Supplemental data
Portfolio turnover rate[4]	68%	85%	36%	31%	36%	30%
Net assets, end of period (000s omitted)	$6,413	$5,939	$4,685	$4,706	$5,692	$5,312

*	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2022	0.13%
Year ended February 28, 2021	0.14%
Year ended February 29, 2020	0.17%
Year ended February 28, 2019[2]	0.14%

^	Ratios do not include net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.11%

[1]	Year ended February 29
[2]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with any direct purchases and sales and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Target Date Retirement Funds  |  131

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Allspring Dynamic Target Today Fund (“Dynamic Target Today Fund”) ,Allspring Dynamic Target 2015 Fund (“Dynamic Target 2015 Fund”), Allspring Dynamic Target 2020 Fund (“Dynamic Target 2020 Fund”), Allspring Dynamic Target 2025 Fund (“Dynamic Target 2025 Fund”), Allspring Dynamic Target 2030 Fund (“Dynamic Target 2030 Fund”), Allspring Dynamic Target 2035 Fund (“Dynamic Target 2035 Fund”), Allspring Dynamic Target 2040 Fund (“Dynamic Target 2040 Fund”), Allspring Dynamic Target 2045 Fund (“Dynamic Target 2045 Fund”), Allspring Dynamic Target 2050 Fund (“Dynamic Target 2050 Fund”), Allspring Dynamic Target 2055 Fund (“Dynamic Target 2055 Fund”), and Allspring Dynamic Target 2060 Fund (“Dynamic Target 2060 Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund is a fund-of-funds which seeks to achieve its investment objective by investing in multiple diversified portfolios (collectively, the “affiliated Master Portfolios”) of Allspring Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of each affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of each affiliated Master Portfolio are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Allspring Master Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Funds changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Funds, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the principal underwriter of the Funds. Consummation of the transaction resulted a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.

132  |  Target Date Retirement Funds

Notes to financial statements
Futures contracts
Futures contracts are agreements between each Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. Each Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and foreign exchange rates and is subject to equity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statements of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statements of Operations.
Investment transactions, income and expenses
Investments in affiliated Master Portfolios are recorded on a trade date basis. Securities transactions are recorded on a trade date basis.
Each Fund records daily its proportionate share of each affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. Each Fund also accrues its own expenses. Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of each Fund's fiscal year end. Therefore, a portion of each Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Target Date Retirement Funds  |  133

Notes to financial statements
As of February 28, 2022, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:
	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains
Dynamic Target Today Fund	$ 6,574,169	$ 394,636	$0	$ 394,636
Dynamic Target 2015 Fund	5,992,467	433,019	0	433,019
Dynamic Target 2020 Fund	7,412,086	571,721	0	571,721
Dynamic Target 2025 Fund	12,563,840	921,960	0	921,960
Dynamic Target 2030 Fund	12,175,616	1,033,963	0	1,033,963
Dynamic Target 2035 Fund	11,250,382	1,089,020	0	1,089,020
Dynamic Target 2040 Fund	8,027,617	1,078,397	0	1,078,397
Dynamic Target 2045 Fund	7,103,033	1,000,488	0	1,000,488
Dynamic Target 2050 Fund	6,418,851	937,916	0	937,916
Dynamic Target 2055 Fund	6,920,263	961,264	0	961,264
Dynamic Target 2060 Fund	6,020,058	903,736	0	903,736
Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At February 28, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:
	Paid-in capital	Total distributable earnings
Dynamic Target Today Fund	$ 428	$ (428)
Dynamic Target 2015 Fund	414	(414)
Dynamic Target 2020 Fund	1,948	(1,948)
Dynamic Target 2025 Fund	919	(919)
Dynamic Target 2030 Fund	927	(927)
Dynamic Target 2035 Fund	1,099	(1,099)
Dynamic Target 2040 Fund	773	(773)
Dynamic Target 2045 Fund	636	(636)
Dynamic Target 2050 Fund	579	(579)
Dynamic Target 2055 Fund	606	(606)
Dynamic Target 2060 Fund	181	(181)
As of February 28, 2022, the Funds had current year deferred post-October capital losses (short-term) and a qualified late-year ordinary loss which will be recognized in the first day of the following fiscal year in the following amounts:

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Notes to financial statements
	Late-year ordinary losses deferred	Post-October capital losses deferred
Dynamic Target Today Fund	$(2,513)	$ (51,449)
Dynamic Target 2015 Fund	(1,580)	(50,309)
Dynamic Target 2020 Fund	(1,369)	(70,251)
Dynamic Target 2025 Fund	0	(132,878)
Dynamic Target 2030 Fund	0	(133,941)
Dynamic Target 2035 Fund	0	(132,381)
Dynamic Target 2040 Fund	0	(109,758)
Dynamic Target 2045 Fund	0	(89,467)
Dynamic Target 2050 Fund	0	(81,604)
Dynamic Target 2055 Fund	0	(86,431)
Dynamic Target 2060 Fund	0	(78,828)
Class allocations
The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of February 28, 2022:

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Notes to financial statements
Dynamic Target Today Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 7,016,779
Total assets	$ 0	$0	$0	$7,016,779
Liabilities
Futures contracts	$ 47,974	$0	$0	$ 47,974
Total liabilities	$47,974	$0	$0	$ 47,974

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $7,016,779. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2015 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 6,471,496
Futures contracts	$ 1,943	$0	$0	1,943
Total assets	$ 1,943	$0	$0	$6,473,439
Liabilities
Futures contracts	$ 47,953	$0	$0	$ 47,953
Total liabilities	$47,953	$0	$0	$ 47,953

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,471,496. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2020 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 8,054,910
Total assets	$ 0	$0	$0	$8,054,910
Liabilities
Futures contracts	$ 71,103	$0	$0	$ 71,103
Total liabilities	$71,103	$0	$0	$ 71,103

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $8,054,910. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

136  |  Target Date Retirement Funds

Notes to financial statements
Dynamic Target 2025 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 13,619,893
Total assets	$ 0	$0	$0	$13,619,893
Liabilities
Futures contracts	$ 134,093	$0	$0	$ 134,093
Total liabilities	$134,093	$0	$0	$ 134,093

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $13,619,893. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2030 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 13,346,637
Total assets	$ 0	$0	$0	$13,346,637
Liabilities
Futures contracts	$ 137,058	$0	$0	$ 137,058
Total liabilities	$137,058	$0	$0	$ 137,058

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $13,346,637. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2035 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 12,478,339
Total assets	$ 0	$0	$0	$12,478,339
Liabilities
Futures contracts	$ 138,937	$0	$0	$ 138,937
Total liabilities	$138,937	$0	$0	$ 138,937

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $12,478,339. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

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Notes to financial statements
Dynamic Target 2040 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 9,217,895
Futures contracts	$ 3,894	$0	$0	3,894
Total assets	$ 3,894	$0	$0	$9,221,789
Liabilities
Futures contracts	$ 115,775	$0	$0	$ 115,775
Total liabilities	$115,775	$0	$0	$ 115,775

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $9,217,895. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2045 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 8,215,750
Total assets	$ 0	$0	$0	$8,215,750
Liabilities
Futures contracts	$ 112,229	$0	$0	$ 112,229
Total liabilities	$112,229	$0	$0	$ 112,229

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $8,215,750. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2050 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 7,452,977
Total assets	$ 0	$0	$0	$7,452,977
Liabilities
Futures contracts	$ 96,210	$0	$0	$ 96,210
Total liabilities	$96,210	$0	$0	$ 96,210

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $7,452,977. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

138  |  Target Date Retirement Funds

Notes to financial statements
Dynamic Target 2055 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 7,991,165
Futures contracts	$ 2,590	$0	$0	2,590
Total assets	$ 2,590	$0	$0	$7,993,755
Liabilities
Futures contracts	$ 112,228	$0	$0	$ 112,228
Total liabilities	$112,228	$0	$0	$ 112,228

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $7,991,165. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2060 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investments measured at net asset value*				$ 7,012,885
Total assets	$ 0	$0	$0	$7,012,885
Liabilities
Futures contracts	$ 89,091	$0	$0	$ 89,091
Total liabilities	$89,091	$0	$0	$ 89,091

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $7,012,885. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following each Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statements of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

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Notes to financial statements
The investment objective of each affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg U.S. Aggregate ex-Corporate Index, before fees and expenses
Allspring Emerging Markets Bond Portfolio	Seeks to replicate the total return of the JP Morgan EMBI Global Diversified Index, before fees and expenses
Allspring Factor Enhanced Emerging Markets Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced International Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	Seeks long-term capital appreciation
Allspring High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Bloomberg U.S. High Yield 2% Issuer Capped Bond Index, before fees and expenses
Allspring Investment Grade Corporate Bond Portfolio	Seeks to replicate the total return of the Bloomberg U.S. Corporate Bond Index, before fees and expenses
Allspring Strategic Retirement Bond Portfolio	Seeks to replicate the total return of a blended index that is weighted 50% to the Bloomberg U.S. Treasury Inflation-Linked 1-10 Year Bond Index and 50% to the Bloomberg U.S. Government Intermediate Bond Index, before fees and expenses
Allspring U.S. REIT Portfolio	Seeks to replicate the total return of the Dow Jones U.S. Select REIT Index, before fees and expenses
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser and providing fund-level administrative services in connection with each Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on each Fund’s average daily net assets:
Average daily net assets	Current rate	Rate prior to January 1, 2022
First $5 billion	0.100%	0.150%
Next $5 billion	0.080	0.140
Over $10 billion	0.070	0.130
For the year ended February 28, 2022, the management fee was equivalent to an annual rate of 0.14% of each Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to each Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to each Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase. Prior to January 1, 2022, Allspring Global Investments, LLC received a fee at an annual rate which started at 0.10% and declined to 0.06% as the average daily net assets increased.
Allspring Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

140  |  Target Date Retirement Funds

Notes to financial statements
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to each Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R4	0.08
Class R6	0.03
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for each Fund. When each class of each Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through June 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of February 28, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.60%
Class C	1.35
Class R4	0.29
Class R6	0.14
Prior to January 1, 2022, each Fund's expenses were contractually capped at 0.68% for Class A, 1.43% for Class C, 0.37% for Class R4, and 0.22% for Class R6.
Distribution fee
The Trust has adopted a Distribution Plan for Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter of each Fund, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended February 28, 2022, Allspring Funds Distributor received front-end sales charges and/or contingent deferred sales charges from the following Funds:

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Notes to financial statements
Front-end sales charges
Class A
Dynamic Target 2025 Fund	$ 50
Dynamic Target 2030 Fund	19
Dynamic Target 2035 Fund	49
Dynamic Target 2040 Fund	5
Dynamic Target 2045 Fund	101
Dynamic Target 2050 Fund	42
Dynamic Target 2055 Fund	14
Dynamic Target 2060 Fund	52
Allspring Funds Distributor did not receive any contingent deferred sales charges from Class A or Class C shares for the year ended February 28, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A Class C of each Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of each Fund until November 1, 2021.
Other transactions
On August 14, 2020, Class C of each Fund received a payment from Allspring Funds Management in connection with resolving certain fee reimbursements.
Reimbursement amount
Dynamic Target Today Fund	$1,648
Dynamic Target 2015 Fund	1,699
Dynamic Target 2020 Fund	1,768
Dynamic Target 2025 Fund	1,794
Dynamic Target 2030 Fund	1,378
Dynamic Target 2035 Fund	1,801
Dynamic Target 2040 Fund	1,690
Dynamic Target 2045 Fund	1,821
Dynamic Target 2050 Fund	1,735
Dynamic Target 2055 Fund	1,693
Dynamic Target 2060 Fund	1,632
5. INVESTMENT PORTFOLIO TRANSACTIONS
Each Fund seeks to achieve its investment objectives by investing in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund's ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 2022 were as follows:

142  |  Target Date Retirement Funds

Notes to financial statements
	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Dynamic Target Today Fund	$5,125,797	$2,037,902	$5,985,739	$2,460,286
Dynamic Target 2015 Fund	4,253,178	1,939,027	4,966,185	2,371,493
Dynamic Target 2020 Fund	4,547,463	2,665,730	5,309,893	3,286,087
Dynamic Target 2025 Fund	6,324,685	5,481,070	6,992,231	6,684,950
Dynamic Target 2030 Fund	4,710,296	6,039,309	4,854,343	7,320,488
Dynamic Target 2035 Fund	3,501,862	6,067,359	3,457,206	7,290,986
Dynamic Target 2040 Fund	1,973,633	5,772,072	1,931,549	6,838,506
Dynamic Target 2045 Fund	1,210,406	4,756,130	1,184,596	5,659,096
Dynamic Target 2050 Fund	598,067	4,450,142	583,315	5,292,409
Dynamic Target 2055 Fund	533,957	4,701,605	522,571	5,576,748
Dynamic Target 2060 Fund	468,782	4,263,303	458,786	5,054,699
6. DERIVATIVE TRANSACTIONS
During the year ended February 28, 2022, the following Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy. The volume of each Fund's futures contracts during the year ended February 28, 2022 was as follows:
	Average notional balance
	Long futures	Short futures
Dynamic Target Today Fund	$461,806	$393,281
Dynamic Target 2015 Fund	436,528	379,599
Dynamic Target 2020 Fund	488,923	409,549
Dynamic Target 2025 Fund	854,234	715,615
Dynamic Target 2030 Fund	663,800	712,391
Dynamic Target 2035 Fund	632,859	615,053
Dynamic Target 2040 Fund	604,208	569,152
Dynamic Target 2045 Fund	486,945	430,650
Dynamic Target 2050 Fund	475,519	404,679
Dynamic Target 2055 Fund	479,701	422,861
Dynamic Target 2060 Fund	460,974	401,399
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

Target Date Retirement Funds  |  143

Notes to financial statements
The fair value of derivative instruments as of February 28, 2022 by primary risk type was as follows for the Dynamic Target Today Fund:
	Asset derivatives		Liability derivatives
Dynamic Target Today Fund	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Equity risk	Unrealized gains on futures contracts	$0*	Unrealized losses on futures contracts	$ 45,106*
Foreign currency risk	Unrealized gains on futures contracts	0*	Unrealized losses on futures contracts	2,868*
		$0		$47,974
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of February 28, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2022 was as follows:
Dynamic Target Today Fund	Amount of net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Equity risk	$ (6,036)	$ (41,638)
Interest rate risk	5,835	0
Foreign currency risk	20,833	(2,868)
	$20,632	$(44,506)
The fair value of derivative instruments as of February 28, 2022 by primary risk type was as follows for the Dynamic Target 2015 Fund:
	Asset derivatives		Liability derivatives
Dynamic Target 2015 Fund	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Equity risk	Unrealized gains on futures contracts	$ 1,943*	Unrealized losses on futures contracts	$ 45,086*
Foreign currency risk	Unrealized gains on futures contracts	0*	Unrealized losses on futures contracts	2,867*
		$1,943		$47,953
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of February 28, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2022 was as follows:
Dynamic Target 2015 Fund	Amount of net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Equity risk	$ 5,835	$ (40,203)
Interest rate risk	(10,764)	0
Foreign currency risk	22,772	(2,867)
	$ 17,843	$(43,070)

144  |  Target Date Retirement Funds

Notes to financial statements
The fair value of derivative instruments as of February 28, 2022 by primary risk type was as follows for the Dynamic Target 2020 Fund:
	Asset derivatives		Liability derivatives
Dynamic Target 2020 Fund	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Equity risk	Unrealized gains on futures contracts	$0*	Unrealized losses on futures contracts	$ 67,281*
Foreign currency risk	Unrealized gains on futures contracts	0*	Unrealized losses on futures contracts	3,822*
		$0		$71,103
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of February 28, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2022 was as follows:
Dynamic Target 2020 Fund	Amount of net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Equity risk	$(10,501)	$ (63,434)
Interest rate risk	5,835	0
Foreign currency risk	20,833	(3,822)
	$ 16,167	$(67,256)
The fair value of derivative instruments as of February 28, 2022 by primary risk type was as follows for the Dynamic Target 2025 Fund:
	Asset derivatives		Liability derivatives
Dynamic Target 2025 Fund	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Equity risk	Unrealized gains on futures contracts	$0*	Unrealized losses on futures contracts	$ 128,360*
Foreign currency risk	Unrealized gains on futures contracts	0*	Unrealized losses on futures contracts	5,733*
		$0		$134,093
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of February 28, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2022 was as follows:
Dynamic Target 2025 Fund	Amount of net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Equity risk	$ (4,328)	$ (123,413)
Interest rate risk	11,670	0
Foreign currency risk	39,994	(5,733)
	$47,336	$(129,146)

Target Date Retirement Funds  |  145

Notes to financial statements
The fair value of derivative instruments as of February 28, 2022 by primary risk type was as follows for the Dynamic Target 2030 Fund:
	Asset derivatives		Liability derivatives
Dynamic Target 2030 Fund	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Equity risk	Unrealized gains on futures contracts	$0*	Unrealized losses on futures contracts	$ 131,325*
Foreign currency risk	Unrealized gains on futures contracts	0*	Unrealized losses on futures contracts	5,733*
		$0		$137,058
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of February 28, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2022 was as follows:
Dynamic Target 2030 Fund	Amount of net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Equity risk	$(38,409)	$ (126,378)
interest rate risk	11,670	0
Foreign currency risk	39,994	(5,733)
	$ 13,255	$(132,111)
The fair value of derivative instruments as of February 28, 2022 by primary risk type was as follows for the Dynamic Target 2035 Fund:
	Asset derivatives		Liability derivatives
Dynamic Target 2035 Fund	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Equity risk	Unrealized gains on futures contracts	$0*	Unrealized losses on futures contracts	$ 133,204*
Foreign currency risk	Unrealized gains on futures contracts	0*	Unrealized losses on futures contracts	5,733*
		$0		$138,937
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of February 28, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2022 was as follows:
Dynamic Target 2035 Fund	Amount of net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Equity risk	$(42,434)	$ (129,205)
Interest rate risk	11,670	0
Foreign currency risk	34,155	(5,733)
	$ 3,391	$(134,938)

146  |  Target Date Retirement Funds

Notes to financial statements
The fair value of derivative instruments as of February 28, 2022 by primary risk type was as follows for the Dynamic Target 2040 Fund:
	Asset derivatives		Liability derivatives
Dynamic Target 2040 Fund	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Equity risk	Unrealized gains on futures contracts	$ 3,894*	Unrealized losses on futures contracts	$ 110,996*
Foreign currency risk	Unrealized gains on futures contracts	0*	Unrealized losses on futures contracts	4,779*
		$3,894		$115,775
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of February 28, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2022 was as follows:
Dynamic Target 2040 Fund	Amount of net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Equity risk	$(46,799)	$ (98,851)
Interest rate risk	8,752	0
Foreign currency risk	30,634	(4,779)
	$ (7,413)	$(103,630)
The fair value of derivative instruments as of February 28, 2022 by primary risk type was as follows for the Dynamic Target 2045 Fund:
	Asset derivatives		Liability derivatives
Dynamic Target 2045 Fund	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Equity risk	Unrealized gains on futures contracts	$0*	Unrealized losses on futures contracts	$ 108,407*
Foreign currency risk	Unrealized gains on futures contracts	0*	Unrealized losses on futures contracts	3,822*
		$0		$112,229
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of February 28, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2022 was as follows:
Dynamic Target 2045 Fund	Amount of net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Equity risk	$(17,839)	$ (101,403)
Interest rate risk	8,752	0
Foreign currency risk	20,744	(3,822)
	$ 11,657	$(105,225)

Target Date Retirement Funds  |  147

Notes to financial statements
The fair value of derivative instruments as of February 28, 2022 by primary risk type was as follows for the Dynamic Target 2050 Fund:
	Asset derivatives		Liability derivatives
Dynamic Target 2050 Fund	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Equity risk	Unrealized gains on futures contracts	$0*	Unrealized losses on futures contracts	$ 92,388*
Foreign currency risk	Unrealized gains on futures contracts	0*	Unrealized losses on futures contracts	3,822*
		$0		$ 96,210
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of February 28, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2022 was as follows:
Dynamic Target 2050 Fund	Amount of net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Equity risk	$(23,381)	$ (86,052)
Interest rate risk	5,835	0
Foreign currency risk	20,744	(3,822)
	$ 3,198	$ (89,874)
The fair value of derivative instruments as of February 28, 2022 by primary risk type was as follows for the Dynamic Target 2055 Fund:
	Asset derivatives		Liability derivatives
Dynamic Target 2055 Fund	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Equity risk	Unrealized gains on futures contracts	$ 2,590*	Unrealized losses on futures contracts	$ 108,406*
Foreign currency risk	Unrealized gains on futures contracts	0*	Unrealized losses on futures contracts	3,822*
		$2,590		$ 112,228
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of February 28, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2022 was as follows:
Dynamic Target 2055 Fund	Amount of net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Equity risk	$(24,344)	$ (99,192)
Interest rate risk	5,835	0
Foreign currency risk	20,744	(3,822)
	$ 2,235	$(103,014)

148  |  Target Date Retirement Funds

Notes to financial statements
The fair value of derivative instruments as of February 28, 2022 by primary risk type was as follows for the Dynamic Target 2060 Fund:
	Asset derivatives		Liability derivatives
Dynamic Target 2060 Fund	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Equity risk	Unrealized gains on futures contracts	$0*	Unrealized losses on futures contracts	$ 86,224*
Foreign currency risk	Unrealized gains on futures contracts	0*	Unrealized losses on futures contracts	2,867*
		$0		$ 89,091
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of February 28, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2022 was as follows:
Dynamic Target 2060 Fund	Amount of net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Equity risk	$(28,997)	$ (83,015)
Interest rate risk	5,835	0
Foreign currency risk	21,184	(2,867)
	$ (1,978)	$ (85,882)
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended February 28, 2022, there were no borrowings by each Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended February 28, 2022 and February 28, 2021 were as follows:
	Ordinary income		Long-term capital gain
	2022	2021	2022	2021
Dynamic Target Today Fund	$329,009	$191,500	$313,417	$115,329
Dynamic Target 2015 Fund	313,026	120,829	316,467	79,715
Dynamic Target 2020 Fund	388,951	139,293	443,007	48,516
Dynamic Target 2025 Fund	647,424	195,594	781,745	42,145
Dynamic Target 2030 Fund	660,462	171,491	788,970	39,374
Dynamic Target 2035 Fund	653,549	172,676	801,624	0
Dynamic Target 2040 Fund	551,158	150,029	694,592	0
Dynamic Target 2045 Fund	458,670	129,602	581,093	0
Dynamic Target 2050 Fund	409,147	114,109	513,540	0
Dynamic Target 2055 Fund	429,569	117,633	546,766	0
Dynamic Target 2060 Fund	373,355	109,442	481,800	0

Target Date Retirement Funds  |  149

Notes to financial statements
As of February 28, 2022, the components of distributable earnings on a tax basis were as follows:
	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred
Dynamic Target Today Fund	$ 0	$13,959	$ 394,636	$(2,513)	$ (51,449)
Dynamic Target 2015 Fund	0	11,909	433,019	(1,580)	(50,309)
Dynamic Target 2020 Fund	0	13,376	571,721	(1,369)	(70,251)
Dynamic Target 2025 Fund	5,780	4,336	921,960	0	(132,878)
Dynamic Target 2030 Fund	15,011	3,914	1,033,963	0	(133,941)
Dynamic Target 2035 Fund	18,596	43	1,089,020	0	(132,381)
Dynamic Target 2040 Fund	11,281	14,634	1,078,397	0	(109,758)
Dynamic Target 2045 Fund	10,726	13,586	1,000,488	0	(89,467)
Dynamic Target 2050 Fund	9,194	8,879	937,916	0	(81,604)
Dynamic Target 2055 Fund	9,658	6,947	961,264	0	(86,431)
Dynamic Target 2060 Fund	8,446	6,629	903,736	0	(78,828)
9. CONCENTRATION RISK
As of February 28, 2022, the Funds were primarily owned by Allspring Funds Management. Investment by and/or voting activities of Allspring Funds Management with respect to its holdings in each Fund could have a material impact on the Fund. At February 28, 2022, Allspring Funds Management’s ownership of each Fund was as follows:
% of ownership
Dynamic Target Today	82.36%
Dynamic Target 2015	90.62
Dynamic Target 2020	73.33
Dynamic Target 2025	45.50
Dynamic Target 2030	46.89
Dynamic Target 2035	50.53
Dynamic Target 2040	67.65
Dynamic Target 2045	77.98
Dynamic Target 2050	86.55
Dynamic Target 2055	81.07
Dynamic Target 2060	92.18
10. MARKET RISKS
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted. As of February 28, 2022, each Fund indirectly held securities in Russia, Ukraine or Belarus through its investments in certain affiliated Master Portfolios which in the aggregate represented less than 0.10% of each Fund’s total net assets. Certain of these positions in the affiliated Master Portfolios were sold after February 28, 2022.
11. INDEMNIFICATION
Under each Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to each Fund. Each Fund has entered into a separate

150  |  Target Date Retirement Funds

Notes to financial statements
agreement with each Trustee that converts indemnification rights currently existing under each Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, each Fund may enter into contracts with service providers that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Target Date Retirement Funds  |  151

Report of independent registered public accounting firm
To the Shareholders of the Funds and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Allspring Dynamic Target Today Fund (formerly, Wells Fargo Dynamic Target Today Fund), Allspring Dynamic Target 2015 Fund (formerly, Wells Fargo Dynamic Target 2015 Fund), Allspring Dynamic Target 2020 Fund (formerly, Wells Fargo Dynamic Target 2020 Fund), Allspring Dynamic Target 2025 Fund (formerly, Wells Fargo Dynamic Target 2025 Fund), Allspring Dynamic Target 2030 Fund (formerly, Wells Fargo Dynamic Target 2030 Fund), Allspring Dynamic Target 2035 Fund (formerly, Wells Fargo Dynamic Target 2035 Fund), Allspring Dynamic Target 2040 Fund (formerly, Wells Fargo Dynamic Target 2040 Fund), Allspring Dynamic Target 2045 Fund (formerly, Wells Fargo Dynamic Target 2045 Fund), Allspring Dynamic Target 2050 Fund (formerly, Wells Fargo Dynamic Target 2050 Fund), Allspring Dynamic Target 2055 Fund (formerly, Wells Fargo Dynamic Target 2055 Fund) and Allspring Dynamic Target 2060 Fund (formerly, Wells Fargo Dynamic Target 2060 Fund) (collectively, the Funds), eleven of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolios of investments, as of February 28, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the period from June 1, 2016 to February 28, 2022. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the period from June 1, 2016 to February 28, 2022, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2022, by correspondence with the transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
April 28, 2022

152  |  Target Date Retirement Funds

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended February 28, 2022:
Dividends-received deduction
Dynamic Target Today Fund	9%
Dynamic Target 2015 Fund	10
Dynamic Target 2020 Fund	11
Dynamic Target 2025 Fund	13
Dynamic Target 2030 Fund	15
Dynamic Target 2035 Fund	15
Dynamic Target 2040 Fund	15
Dynamic Target 2045 Fund	14
Dynamic Target 2050 Fund	14
Dynamic Target 2055 Fund	15
Dynamic Target 2060 Fund	14
Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as a 20% rate gain distribution for the fiscal year ended February 28, 2022:
20% rate gain distribution
Dynamic Target Today Fund	$313,417
Dynamic Target 2015 Fund	316,467
Dynamic Target 2020 Fund	443,007
Dynamic Target 2025 Fund	781,745
Dynamic Target 2030 Fund	788,970
Dynamic Target 2035 Fund	801,624
Dynamic Target 2040 Fund	694,592
Dynamic Target 2045 Fund	581,093
Dynamic Target 2050 Fund	513,540
Dynamic Target 2055 Fund	546,766
Dynamic Target 2060 Fund	481,800

Target Date Retirement Funds  |  153

Other information (unaudited)
Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended February 28, 2022 have been designated as qualified dividend income (QDI):
QDI
Dynamic Target Today Fund	$ 59,153
Dynamic Target 2015 Fund	65,583
Dynamic Target 2020 Fund	91,989
Dynamic Target 2025 Fund	184,636
Dynamic Target 2030 Fund	215,400
Dynamic Target 2035 Fund	218,040
Dynamic Target 2040 Fund	190,861
Dynamic Target 2045 Fund	156,706
Dynamic Target 2050 Fund	140,443
Dynamic Target 2055 Fund	152,217
Dynamic Target 2060 Fund	131,784
For the fiscal year ended February 28, 2022, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:
Interest-related dividends
Dynamic Target Today Fund	$ 84,070
Dynamic Target 2015 Fund	65,412
Dynamic Target 2020 Fund	68,077
Dynamic Target 2025 Fund	82,554
Dynamic Target 2030 Fund	52,548
Dynamic Target 2035 Fund	38,471
Dynamic Target 2040 Fund	24,651
Dynamic Target 2045 Fund	13,623
Dynamic Target 2050 Fund	6,204
Dynamic Target 2055 Fund	6,317
Dynamic Target 2060 Fund	5,709

154  |  Target Date Retirement Funds

Other information (unaudited)
For the fiscal year ended February 28, 2022, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:
Short-term capital gain dividends
Dynamic Target Today Fund	$ 194,780
Dynamic Target 2015 Fund	195,735
Dynamic Target 2020 Fund	250,572
Dynamic Target 2025 Fund	424,851
Dynamic Target 2030 Fund	450,271
Dynamic Target 2035 Fund	447,751
Dynamic Target 2040 Fund	380,561
Dynamic Target 2045 Fund	310,189
Dynamic Target 2050 Fund	274,772
Dynamic Target 2055 Fund	290,569
Dynamic Target 2060 Fund	247,216
For the fiscal year ended February 28, 2022, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:
% of U.S. government income
Dynamic Target Today Fund	5%
Dynamic Target 2015 Fund	4
Dynamic Target 2020 Fund	4
Dynamic Target 2025 Fund	3
Dynamic Target 2030 Fund	2
Dynamic Target 2035 Fund	2
Dynamic Target 2040 Fund	2
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Target Date Retirement Funds  |  155

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 138 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

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Appendix (unaudited)
On February 28, 2022, the Dynamic Target Blended Indexes were composed of the following indexes:
	Dynamic Target Today Blended Index	Dynamic Target 2015 Blended Index	Dynamic Target 2020 Blended Index
Bloomberg U.S. Aggregate ex-Corporate Index	29.56%	26.61%	22.92%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	2.52%	2.27%	1.95%
Bloomberg U.S. Corporate Investment Grade Index	15.39%	13.85%	11.93%
Bloomberg U.S. Government Intermediate Bond Index	5.00%	4.50%	3.88%
Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index	5.00%	4.50%	3.88%
Dow Jones U.S. Select REIT Index	3.33%	3.83%	4.46%
JP Morgan EMBI Global Diversified Index	2.52%	2.27%	1.95%
MSCI Emerging Markets Index (Net) (USD)	2.95%	3.40%	3.96%
MSCI World ex USA Index (Net) (USD)	9.88%	11.35%	13.21%
Russell 1000® Index	19.09%	21.94%	25.50%
Russell 2000® Index	4.76%	5.48%	6.36%
Average annual total returns (%) as of February 28, 2022
	1 year	5 year	10 year
Bloomberg U.S. Aggregate ex-Corporate Index1*	-2.41	2.28	–
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index[2]	0.64	4.87	5.85
Bloomberg U.S. Corporate Investment Grade Index[3]	-3.40	3.82	3.81
Bloomberg U.S. Government Intermediate Bond Index[4]	-2.36	1.87	1.49
Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index[5]	5.53	4.21	2.35
Dow Jones U.S. Select REIT Index[6]	25.25	6.87	9.01
JP Morgan EMBI Global Diversified Index[7]	-7.50	1.95	3.86
MSCI Emerging Markets Index (Net)(USD)[8]	-10.69	6.99	3.24
MSCI World ex USA Index (Net) (USD)[9]	4.46	7.43	6.05
Russell 1000® Index[10]	13.72	15.07	14.51
Russell 2000® Index[11]	-6.01	9.50	11.18
*	The inception date of the index is December 2015.
[1]	The Bloomberg U.S. Aggregate ex-Corporate Index is a broad-based benchmark that includes Treasuries, government-related securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.
[2]	The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. You cannot invest directly into an index.
[3]	The Bloomberg U.S. Corporate Investment Grade Index is a broad based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market. Bloomberg U.S. Credit - Financial Institutions Index. You cannot invest directly into an index.
[4]	The Bloomberg U.S. Government Intermediate Bond Index is an unmanaged index composed of U.S. government securities with maturities in the 1- to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.
[5]	Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market with maturities more than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index. You cannot invest directly in an index.

160  |  Target Date Retirement Funds

Appendix (unaudited)
Dynamic Target 2025 Blended Index	Dynamic Target 2030 Blended Index	Dynamic Target 2035 Blended Index	Dynamic Target 2040 Blended Index	Dynamic Target 2045 Blended Index	Dynamic Target 2050 Blended Index	Dynamic Target 2055 Blended Index	Dynamic Target 2060 Blended Index
19.38%	15.20%	12.32%	9.47%	6.51%	3.55%	2.96%	2.96%
1.65%	1.28%	1.04%	0.80%	0.55%	0.30%	0.25%	0.25%
10.08%	7.92%	6.42%	4.93%	3.39%	1.85%	1.54%	1.54%
2.13%	0.66%	0.09%	0.00%	0.00%	0.00%	0.00%	0.00%
2.13%	0.66%	0.09%	0.00%	0.00%	0.00%	0.00%	0.00%
3.50%	1.64%	0.23%	0.00%	0.00%	0.00%	0.00%	0.00%
1.64%	1.28%	1.04%	0.80%	0.55%	0.30%	0.25%	0.25%
4.92%	6.06%	6.83%	7.52%	8.08%	8.63%	8.74%	8.74%
16.40%	20.22%	22.96%	25.09%	26.99%	28.88%	29.26%	29.26%
30.52%	36.06%	39.18%	41.11%	43.14%	45.19%	45.60%	45.60%
7.65%	9.02%	9.80%	10.28%	10.79%	11.30%	11.40%	11.40%
[6]	The Dow Jones U.S. Select REIT Index tracks the performance of publicly traded REITs and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The index is a subset of the Dow Jones U.S. Select Real Estate Securities Index (RESI). You cannot invest directly into an index.
[7]	The JP Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income (to represent real assets). You cannot invest directly in an index.
[8]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[9]	The MSCI World ex USA Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. You cannot invest directly in an index.
[10]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
[11]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Target Date Retirement Funds  |  161

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Funds' website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Allspring Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Funds' website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0322-00342 04-22
AR104 02-22

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended February 28, 2022	Fiscal year ended February 28, 2021
Audit fees	$457,680	$441,120
Audit-related fees	—	—
Tax fees (1)	95,910	92,460
All other fees	—	—

	$553,590	$533,580

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: April 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: April 28, 2022

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: April 28, 2022